UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Exact name of registrant as specified in charter:

Aberdeen Funds

Address of principal executive offices:

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Name and address of agent for service:

Ms. Andrea Melia

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Registrant’s telephone number, including area code: 866-667-9231

Date of fiscal year end: October 31

Date of reporting period: October 31, 2018

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen China Opportunities Fund

Aberdeen Dynamic Dividend Fund

Aberdeen Emerging Markets Fund

Aberdeen Focused U.S. Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Infrastructure Fund

Aberdeen Income Builder Fund

Aberdeen International Equity Fund

Aberdeen International Small Cap Fund

Aberdeen Japanese Equities Fund

Aberdeen U.S. Mid Cap Equity Fund

Aberdeen U.S. Multi-Cap Equity Fund

Aberdeen U.S. Small Cap Equity Fund

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 3
Aberdeen China Opportunities Fund	Page 10
Aberdeen Dynamic Dividend Fund	Page 17
Aberdeen Emerging Markets Fund	Page 23
Aberdeen Focused U.S. Equity Fund	Page 30
Aberdeen Global Equity Fund	Page 35
Aberdeen Global Infrastructure Fund	Page 41
Aberdeen Income Builder Fund	Page 48
Aberdeen International Equity Fund	Page 55
Aberdeen International Small Cap Fund	Page 61
Aberdeen Japanese Equities Fund	Page 67
Aberdeen U.S. Mid Cap Equity Fund	Page 73
Aberdeen U.S. Multi-Cap Equity Fund	Page 79
Aberdeen U.S. Small Cap Equity Fund	Page 84

Financial Statements	Page 91

Notes to Financial Statements	Page 144

Report of Independent Registered Public Accounting Firm	Page 168

Other Tax Information	Page 169

Shareholder Expense Examples	Page 171

Supplemental Information	Page 173

Management of the Funds	Page 176

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global financial markets weathered numerous bouts of significant volatility during the 12-month period ended October 31, 2018, capped off by a major downturn in October 2018. Global stock markets in aggregate gained ground for the first few months of the period, as generally upbeat corporate earnings reports, tax reform in the U.S., and relatively steady economic growth buoyed investors’ confidence. However, market sentiment soon turned negative amid concerns that rising inflation could lead to more aggressive global central bank monetary policy, as well as fears of a possible global trade war spurred by tensions between the U.S and China. Global equities recovered during the third quarter of 2018, led by the U.S., with the broader-market Standard and Poor’s (S&P) 500 Index1 climbing 7.7% – its strongest quarterly performance since 2013. Nonetheless, in an apparent case of “financial whiplash,” global markets declined sharply towards the end of the reporting period in October. Investors were rattled by concerns ranging from lower corporate earnings estimates to the impact of continued monetary policy normalization. There also was a spike in U.S. Treasury yields during the month, triggered by expectations of further U.S. Federal Reserve (Fed) interest-rate increases. Shares of technology companies tumbled as higher interest rates led to investors’ apprehension about the rising valuations in the sector.

There was divergent performance among the regional stock markets during the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,2 a global equity market benchmark, posted a modest gain of 1.7% for the period, despite the vast majority of its constituents recording losses for the period. The U.S. was the lone major developed market to garner a positive return, while European stocks declined and were the weakest performers. Global emerging equity markets, as represented by the MSCI Emerging Markets Index,3 fell 12.2% over the reporting period, hampered by the strengthening U.S. dollar, which weighed on vulnerable economies with substantial foreign debt. The escalating trade tensions between the U.S. and China had a negative impact on Asia-Pacific stock markets, which declined 11.8% for the period, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.4

While shares of U.S. companies could not avoid the sell-off in the global financial markets in October 2018, they finished the 12-month reporting period in positive territory. The U.S. market was bolstered for most of the period by generally positive economic data and corporate earnings reports, as well as the tax reform legislation that was enacted in late 2017. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. Late in the period, however, as investors worried that rising wage pressure and inflation could force the Fed to tighten monetary policy more aggressively than previously forecast. U.S. large-cap stocks, as represented by the S&P 500 Index, gained 7.4% during the reporting period, substantially outperforming the corresponding 2.8% and 1.9% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap5 and Russell 20006 indices, respectively.

Shares of large-cap companies in the Asia-Pacific region fell sharply over the reporting period, hampered in part by investors’ concerns about a possible U.S.-China trade war. In June 2018, the administration of U.S. President Donald Trump assessed tariffs on US$50 billion in Chinese imports. Three months later, the U.S. placed an additional US$200 billion of levies on Chinese imports. China responded without escalating rhetoric while allowing its currency, the renminbi, to depreciate further against the U.S. dollar. Additionally, the weak investor sentiment in mainland China was compounded by fears over the country’s moderating economic growth.

One of the key reasons for the weakness in emerging-market equities was the liquidity squeeze on the U.S. dollar, stemming from the U.S. tax reforms that encouraged U.S. companies to repatriate7 their cash, as well as the Fed’s hawkish monetary policy stance. Turkey bore the brunt of the downturn amid worries about the central bank’s unwillingness to adopt orthodox economic policies and the government’s deteriorating relations with the U.S. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election in July 2018. While this outcome was expected, the market has become increasingly concerned with his plans to unwind some of the reforms that had occurred under his predecessor, Pena Nieto. Japan’s longest economic growth streak in 28 years stalled in the first quarter of 2018, but the economy subsequently resumed its momentum. An upgrade of second-quarter 2018 gross domestic product (GDP) data was attributable to an increase in capital investments. This was partly the result of the tight Japanese labor market, which saw the unemployment rate reach its lowest since the 1990s, boosting investments in labor-saving technologies.

Regarding the global fixed-income markets during the reporting period, capital outflows from emerging markets quickened due to the Fed’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling Indonesian rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also increased interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Trump reimposed economic sanctions on Iran. Yields on U.S. Treasuries rose, with two-, five- and ten year yields increasing by 127, 97 and 77 basis points (bps), respectively, over the reporting period, and this pressured higher-quality, lower-yielding and longer duration8 credit. U.S. and European high-yield markets saw marginal gains over the reporting period. Corporate earnings remained supported by generally positive economic growth, while default rates remained low. Supply was also lower than that in 2017 as companies, faced with rising borrowing costs, responded by reducing new issuance. However, investor sentiment in the U.S. deteriorated towards the end of the reporting period as trade tensions with China worsened and businesses began to forecast more conservative revenues and profitability in the ensuing quarters.

2018 Annual Report	1

Market Review (concluded)

Global real estate equity markets faced a challenging environment during the reporting period. While the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index9 ended the period with a modest negative return, there were considerable variations in country-level returns. The performance of real estate markets in developed countries was modestly positive, while emerging markets generally posted negative returns for the reporting period.

Outlook

As we near the end of 2018, global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including Italy’s fiscal problems and political uncertainty in Europe caused by negotiations surrounding the UK’s exit from the EU (“Brexit”), which have yet to provide clarity on what the outcome will be for the UK or Europe.

The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite our preparations.

We remain cautious on the growing divergence across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade-related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates.

Aberdeen Standard Investments

[1]

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

[3]	The MSCI Emerging Markets Index tracks the performance of large- and mid-cap stocks across 24 emerging-market countries.

[4]

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging-market countries in Asia.

[5]	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

[6]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[7]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[8]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[9]	The FTSE EPRA/NAREIT Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.

2	Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees) returned -11.88% for the 12-month period ended October 31, 2018, versus the -11.84% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (comprising 37 funds), as measured by Lipper, Inc., was -13.95% for the period.

Asian equities declined significantly in a tumultuous market environment over the reporting period. The period started well, as Asian markets ended 2017 on a buoyant note, supported by steady global economic growth, upbeat corporate earnings reports and the passage of U.S. tax reform. However, conditions in 2018 were more daunting. Market volatility spiked on concerns that higher U.S. inflation would spur a quicker pace of interest-rate hikes by the U.S. Federal Reserve. Investors also worried that escalating U.S.-China tensions might spiral into a full-blown trade war, with both sides imposing “tit-for-tat” tariffs on each other’s exports. The weak investor sentiment in mainland China was compounded by fears over the country’s moderating economic growth.

The U.S. dollar strengthened over the reporting period, with many Asian currencies further pressured by fears of contagion from financial turmoil in Turkey and Argentina. Within the region, India, Indonesia and the Philippines also were hampered by rising oil prices, and all three central banks tightened monetary policy to defend their economies from inflation. Across sectors, technology stocks were hurt by the trade-related jitters and investors’ concerns over their more cautious outlooks. Conversely, higher crude prices boosted the energy sector, while defensive sectors proved relatively more resilient amid the heightened risk-aversion.

The Fund performed in line with its benchmark, the MSCI AC Asia Pacific ex Japan Index, over the 12-month period ended October 31, 2018. Weakness in the Fund’s positions in the information technology sector weighed on relative performance for the reporting period, even though the lack of a holding in internet retailing giant Alibaba was a positive contributor. Surveillance-equipment maker Hangzhou Hikvision’s stock price retreated amid investors’ worries that the U.S.-China trade war could hamper its earnings. We maintain our positive view of the company, as the bulk of its revenues are generated from China. Shares of internet giant Tencent Holdings lagged the overall market due to its weaker-than-expected earnings reports and stricter regulations on its core online-games business. Nevertheless, we retain our confidence in the company’s solid business moat,1 given its dominance in online games and massive reach via messaging app WeChat. Tencent Holdings’ other businesses, including cloud services and video, also maintained their rapid growth trajectories.

Stock selection in China significantly boosted the Fund’s relative performance during the period. The Fund’s underweight allocation to that market relative to the benchmark also had a positive impact on performance, as it was hampered by the increasingly protracted trade conflict with the U.S. and signs of a cooling economy. Notable outperformers among individual Fund holdings included China International Travel Services (CITS), due to its consistently positive results over the reporting period and successful bids to operate duty-free services at key airports in Beijing and Shanghai. We believe that CITS is well-placed to capitalize on the growing affluence of China’s middle class, and its enlarged scale may drive higher margins. Anhui Conch Cement’s stock price rose during the period as its earnings improved on the back of higher cement prices, underpinned by industry discipline, supply-side reforms and tighter environmental regulations. Shares of China Resources Land also performed well and, in our opinion, its strong results reaffirmed our investment case that its portfolio of investment properties will drive higher returns.

Over the longer term, we maintain our positive view on China, given its favorable demographics, large consumer market, and ongoing reforms to ensure higher-quality growth and address structural fragilities. Therefore, we took advantage of volatility in the market to initiate holdings in several high-quality companies that we believe are well-placed to capitalize on emerging structural technology trends and the mainland’s growing wealth: Autohome Inc.; Huazhu Hotels Group Ltd.; Sunny Optical Technology Co. Ltd.; and Wuxi Biologics Co. Ltd.

Autohome is the dominant online destination for car buyers in China. The company delivers comprehensive content that attracts high-quality user traffic, and benefits from the powerful network-effect characteristics of a classified-advertising business. Hotel chain operator Huazhu Hotels has a multi-brand portfolio of budget and mid-scale hotels, and we believe that management’s solid track record and its partnership with hotel chain operator Accor S.A. should aid margin improvements. Sunny Optical Technology Co. is an optical-product manufacturer that we believe has a positive long-term outlook, as disruptive trends such as assisted-driving systems and autonomous vehicles could drive demand for its cameras and vehicle lenses. Finally, Wuxi Biologics Co. is a leading contract research organization for biopharmaceutical firms and, in our view, is poised to gain as outsourcing of research and development of biological drugs becomes more common.

The Fund’s Australian holdings also bolstered relative performance for the reporting period. Shares of miner Rio Tinto plc rallied during the period on higher commodity prices, along with improving shareholder returns as it declared a US$3.2 billion share repurchase following the disposal of its coal assets. Biotechnology firm CSL Limited’s stock price also rose on investors’ optimism about its robust product suite.

Conversely, stock selection in Singapore and Korea detracted from the Fund’s relative performance for the reporting period. In Singapore, shares of property developer City Developments Ltd. underperformed those of its peers due to relatively disappointing corporate results and the Singapore government’s harsher-than-expected housing market-cooling measures. We are cautious about City Developments’

[1]	A business moat is a competitive advantage that one company has over other companies in the same industry.

2018 Annual Report	3

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (continued)

near-term prospects, but we think that it has a healthy balance sheet and relative valuation. Among our Korean holdings, shares of Naver Corp., a provider of internet portal and mobile services, retreated as its earnings were hampered by higher-than-expected operating expenses at its messaging app subsidiary LINE. Finally, cosmetics maker AmorePacific Group was hampered by softening consumer confidence in Korea, weaker tourist volumes from China, and investors’ concerns over tougher competition due to the expansion of e-commerce.

The Fund saw mixed performance from holdings in India over the reporting period. Conglomerate Grasim Industries Ltd.’s stock price declined due to continued difficulties faced by the cement sector, including subdued pricing and rising costs; however, the company continued to post upbeat corporate results and forecasts. Shares of Motorcycle maker Hero MotoCorp also fell during the period amid investors’ fears of slowing auto sales growth. In contrast, shares of Tata Consultancy Services rose on the back of the company’s capital-management efforts and improving demand for IT services, while the Indian rupee’s weakness amplified its foreign-denominated revenues.

Regarding portfolio activity over the repowering period, we established a new holding in LG Chem Ltd., as we believe that it has a distinctive business mix and attractive valuation relative to its growth prospects. At its core, the Korean company’s resilience stems from a robust and cash-generative chemicals business, which in our view serves as a strong base for the company to build on its leading position in the electric-vehicle battery market, where it has already garnered a broad customer base and growing backlog of orders. We also initiated a position in SAIC Motor Corp., China’s largest automaker by capacity that is also renowned for its joint ventures with General Motors and Volkswagen. We believe that the company’s nationwide distribution network is well-entrenched, and is supported by a focus on financing, rentals and after-sales services.

Additionally, we established new positions in two Australian companies: Aristocrat Leisure Ltd. and Woodside Petroleum Ltd. Aristocrat Leisure is a gaming-machine maker that we believe has demonstrated robust operating momentum, given management’s continued investments to maintain its competitive edge. The company has evolved its business model by increasing sales of its participation games, which improves its recurring revenues. We also think that there are good prospects for its digital-games business. Woodside Petroleum is a producer of liquefied natural gas (LNG) that in our opinion has appealing longer-term prospects. Despite the current LNG oversupply, we think that market conditions will improve, as the switch from coal to gas, especially in emerging markets, should drive oil prices and demand higher. In our judgment, Woodside Petroleum also has an attractive production-growth profile, with key projects in the pipeline. Furthermore, we think that the company has a solid balance sheet with low leverage levels, generates healthy cash flows, and has been sensible in reducing spending on exploration activities, given rising capital expenditure from its ongoing projects.

We also initiated a holding in Central Pattana Public Company Ltd., Thailand’s largest mall developer, which has additional interests in office and residential-property development. Part of the Central Group conglomerate, Central Pattana’s management has been adroit in diversifying its assets and expanding abroad, in our opinion. We see potential for further margin improvements, given the positive prospects for domestic retail growth, and rental reversions.2

Conversely, we exited the Fund’s position in Malaysian lender CIMB Group Holdings given our asset-quality concerns at some of its overseas operations. In Hong Kong, we sold the Fund’s shares in rapid transit railway operator MTR Corporation Ltd., as we believed that they had reached fair value. We also exited the position in Singapore-based aerospace and defense company Singapore Technologies Engineering Ltd (ST Engineering), as we thought that it had a high valuation relative to its outlook.

In our opinion, politics and policy will likely continue to hold sway over Asian markets. Investor sentiment has turned more cautious as U.S.-China trade tensions appear to be worsening, and concerns mount over a potential slowdown to consumer spending in China. We believe that this, in turn, could dampen near-term economic growth in the region. Investors are also grappling with issues within the Asian markets. In our view, the Chinese government’s delicate balance between reducing financial risk and sustaining economic growth could have wide-reaching implications. Political risk may be more prominent, given upcoming elections in India, Indonesia and Australia. Central banks in the region also must wrestle with defending their respective currencies and maintain price stability amid rising commodity prices, tightening U.S. monetary policy, and a still-strengthening U.S. dollar.

Nonetheless, we think that there are some silver linings. Many Asian economies are in better shape, with healthy external balances and foreign-currency reserves. We believe that corporate fundamentals also still appear resilient. Despite more cautious forecasts, many of the Fund’s holdings are still seeing decent earnings growth. More broadly, we feel that companies remain well-positioned to benefit from several structural themes, including emerging technological trends and growing demand for better-quality products and services by increasingly affluent populations. We remain focused on seeking to position the Fund with what we believe are high-quality holdings that can weather the current storms and tap into Asia’s rich potential to help drive performance over the long term.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information

[2]	A rental reversion is the adjustment of rentals to market rentals, either on expiration or at predetermined periods as the terms of a lease dictate.

4	Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	5

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2018)		1 Yr.	5 Yr.	Inception[1]
Class A2	w/o SC	-12.16%	1.36%	2.68%
	w/SC3	-17.22%	0.17%	1.78%
Class C2	w/o SC	-12.85%	0.64%	1.95%
	w/SC4	-13.71%	0.64%	1.95%
Class R2,5	w/o SC	-12.31%	1.11%	2.44%
Institutional Service Class[5]	w/o SC	-11.99%	1.55%	4.39%
Institutional Class[5]	w/o SC	-11.88%	1.61%	4.44%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the difference in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex Japan Index captures large and mid cap representation across 4 of 5 Developed Markets countries (excluding Japan) and 9 Emerging Markets countries in the Asia Pacific region. With 710 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. Developed Markets countries in the index are: Australia, Hong Kong, New Zealand and Singapore. Emerging Markets countries in the Index are: China, India, Indonesia, Korea, Malaysia, Pakistan, the Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

6	Annual Report 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	92.2%
Preferred Stocks	6.4%
Short-Term Investment	1.9%
Liabilities in Excess of Other Assets	(0.5)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	28.4%	*
Information Technology	14.6%
Materials	10.8%
Communication Services	10.5%
Consumer Discretionary	10.2%
Real Estate	7.4%
Consumer Staples	6.3%
Industrials	6.1%
Health Care	3.8%
Energy	0.5%
Other	1.4%
	100.0%

*	As of October 31, 2018, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (15.8%), Insurance (5.1%), Thrifts & Mortgage Finance (3.2%), Diversified Financial Services (2.7%) and Capital Markets (1.6%).

Top Holdings*
Samsung Electronics Co. Ltd.	5.8%
Tencent Holdings Ltd.	4.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	4.4%
Jardine Strategic Holdings Ltd.	3.5%
Housing Development Finance Corp. Ltd.	3.2%
AIA Group Ltd.	3.0%
Bank Central Asia Tbk PT	2.8%
Oversea-Chinese Banking Corp. Ltd.	2.7%
Ayala Corp.	2.7%
Astra International Tbk PT	2.4%
Other	64.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	23.5%
Hong Kong	14.0%
India	12.8%
South Korea	10.2%
Singapore	10.1%
Indonesia	5.7%
Taiwan	5.4%
United Kingdom	5.1%
Philippines	3.7%
Thailand	3.6%
Other	5.9%
100.0%

2018 Annual Report	7

Statement of Investments

October 31, 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.2%)
AUSTRALIA (3.5%)
Consumer Discretionary (0.9%)
Aristocrat Leisure Ltd. (a)	3,817	$71,927
Energy (0.5%)
Woodside Petroleum Ltd. (a)	1,600	39,392
Health Care (2.1%)
CSL Ltd. (a)	1,192	159,129
		270,448
CHINA (23.5%)
Communication Services (7.1%)
Autohome, Inc., ADR	1,171	84,757
China Mobile Ltd. (a)	12,000	112,415
Tencent Holdings Ltd. (a)	10,400	356,296
		553,468
Consumer Discretionary (5.9%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (a)(b)	19,699	152,527
Huazhu Group Ltd., ADR	2,073	54,230
Midea Group Co. Ltd., A Shares (Stock Connect) (a)(b)	16,799	89,931
SAIC Motor Corp. Ltd., A Shares (a)(b)	9,515	37,129
Yum China Holdings, Inc.	3,424	123,538
		457,355
Consumer Staples (1.5%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (a)(b)	1,500	118,816
Financials (2.1%)
Ping An Insurance Group Co. of China Ltd., H Shares (a)	17,000	160,718
Health Care (0.7%)
Wuxi Biologics Cayman, Inc. (a)(c)(d)	8,000	57,239
Industrials (0.9%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (a)(b)	10,198	72,860
Information Technology (1.8%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (a)(b)	29,600	103,525
Sunny Optical Technology Group Co. Ltd. (a)	3,800	33,178
		136,703
Materials (1.3%)
Anhui Conch Cement Co. Ltd., H Shares (a)	19,000	98,480
Real Estate (2.2%)
China Resources Land Ltd. (a)	50,000	170,060
		1,825,699
HONG KONG (14.0%)
Financials (6.6%)
AIA Group Ltd. (a)	30,600	232,776
Hong Kong Exchanges & Clearing Ltd. (a)	4,661	124,107
HSBC Holdings PLC (a)	18,544	152,382
		509,265
Industrials (3.5%)
Jardine Strategic Holdings Ltd. (a)	8,100	272,100
Information Technology (0.9%)
ASM Pacific Technology Ltd. (a)	8,300	71,984
Real Estate (3.0%)
Hang Lung Group Ltd. (a)	16,000	39,391
Swire Pacific Ltd., Class B (a)	22,500	36,316
Swire Properties Ltd. (a)	45,300	154,805
		230,512
		1,083,861
INDIA (12.8%)
Consumer Discretionary (1.0%)
Hero MotoCorp Ltd. (a)	2,025	75,345
Consumer Staples (2.6%)
Hindustan Unilever Ltd. (a)	1,894	41,461
ITC Ltd. (a)	43,910	165,686
		207,147
Financials (5.5%)
HDFC Bank Ltd. (a)	3,005	77,792
Housing Development Finance Corp. Ltd. (a)	10,369	247,776
Kotak Mahindra Bank Ltd. (a)	6,780	102,411
		427,979
Information Technology (1.8%)
Tata Consultancy Services Ltd. (a)	5,259	137,614
Materials (1.9%)
Grasim Industries Ltd. (a)	13,258	149,129
		997,214
INDONESIA (5.7%)
Consumer Discretionary (2.4%)
Astra International Tbk PT (a)	356,000	185,178
Consumer Staples (0.5%)
Unilever Indonesia Tbk PT (a)	13,600	38,739
Financials (2.8%)
Bank Central Asia Tbk PT (a)	142,200	221,414
		445,331
MALAYSIA (1.0%)
Financials (1.0%)
Public Bank Bhd (a)	13,100	77,060

See accompanying Notes to Financial Statements.

8	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
PHILIPPINES (3.7%)
Financials (3.7%)
Ayala Corp. (a)	12,060	$207,615
Bank of the Philippine Islands (a)	51,975	79,915
		287,530
SINGAPORE (10.1%)
Communication Services (1.0%)
Singapore Telecommunications Ltd. (a)	34,500	78,805
Financials (5.7%)
DBS Group Holdings Ltd. (a)	8,915	151,265
Oversea-Chinese Banking Corp. Ltd. (a)	27,374	212,654
United Overseas Bank Ltd. (a)	4,274	75,566
		439,485
Industrials (1.7%)
Keppel Corp. Ltd. (a)	29,100	130,381
Real Estate (1.7%)
City Developments Ltd. (a)	23,900	136,586
		785,257
SOUTH KOREA (3.8%)
Communication Services (1.3%)
NAVER Corp. (a)	1,005	101,208
Consumer Staples (1.1%)
Amorepacific Group (a)	126	6,906
E-MART, Inc. (a)	438	78,795
		85,701
Materials (1.4%)
LG Chem Ltd. (a)	356	108,785
		295,694
TAIWAN (5.4%)
Communication Services (1.1%)
Taiwan Mobile Co. Ltd. (a)	23,100	82,544
Information Technology (4.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	45,000	337,832
		420,376
THAILAND (3.6%)
Health Care (1.0%)
Bangkok Dusit Medical Services PCL, Foreign Shares (a)	103,800	76,983
Materials (2.1%)
Siam Cement PCL (The), Foreign Shares (a)	13,100	162,715
Real Estate (0.5%)
Central Pattana PCL, Foreign Shares (a)	16,200	38,606
		278,304
UNITED KINGDOM (5.1%)
Financials (1.0%)
Standard Chartered PLC (a)	10,696	74,965
Materials (4.1%)
BHP Billiton PLC — London Listing (a)	7,573	151,071
Rio Tinto PLC — London Listing (a)	3,424	166,238
		317,309
		392,274
Total Common Stocks		7,159,048
PREFERRED STOCKS (6.4%)
SOUTH KOREA (6.4%)
Consumer Staples (0.6%)
Amorepacific Corp., Preferred Shares (a)	539	42,794
Information Technology (5.8%)
Samsung Electronics Co. Ltd. (a)	14,273	450,324
		493,118
Total Preferred Stocks		493,118
SHORT-TERM INVESTMENT (1.9%)
UNITED STATES (1.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	150,821	150,821
Total Short-Term Investment		150,821
Total Investments (Cost $8,291,679) (f)—100.5%		7,802,987

Liabilities in Excess of Other Assets—(0.5)%		(42,628)
Net Assets—100.0%		$7,760,359

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(c)	Non-income producing security.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Annual Report	9

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees) returned -10.46% for the 12-month period ended October 31, 2018, versus the -14.82% return of its benchmark, the Morgan Stanley Capital International (MSCI) Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (comprising 53 funds), as measured by Lipper, Inc., was -18.55% for the period.

Equities in China and Hong Kong struggled over the reporting period, hurt by investors’ growing trade and macroeconomic worries. The period began on a positive note, with the markets buoyed by steady growth and upbeat corporate earnings. Hong Kong was additionally boosted by sustained fund inflows from mainland China.

However, investor sentiment soured in 2018, as escalating China-U.S. trade tensions spiraled into “tit-for-tat” tariffs on each other’s exports. Concerns also grew as China’s economic growth moderated due to slowing fixed-asset investment. This compelled the Chinese government to introduce various expansionary measures, including increasing infrastructure spending, guidelines to boost domestic consumption, and reductions to banks’ reserve requirement ratios. While these factors dampened the mainland China market, including the previously strong-performing technology sector, we remain optimistic about the prospects for the Fund’s holdings as most of their businesses are primarily linked to domestic demand, rather than exposed to the worsening tariffs.

Investors in Hong Kong also grappled with tightening monetary conditions. The Hong Kong Monetary Authority, the de facto central bank, tracked the U.S. Federal Reserve’s interest-rate hikes over the reporting period, while the market’s commercial lenders raised lending rates for the first time since 2006.

The Fund outperformed its benchmark, the MSCI Zhong Hua Index, for the reporting period. Positive stock selection significantly offset the overall negative impact of sector allocation.

The Fund’s positions in the industrials sector contributed positively to relative performance for the reporting period. The strong performance of shares of China Conch Venture Holdings Ltd. was underpinned by its sizable holding in Anhui Conch Cement, while its environmental-protection business began to bear fruit. Shanghai International Airport Co. Ltd.’s stock price was propelled higher by improving passenger traffic and expectations of higher non-aeronautical1 income following revisions to its duty-free revenue-sharing terms. Shares of Kerry Logistics Network Ltd. also performed well due to unexpectedly robust corporate results attributable to rising intra-Asia region trade as companies looked to diversify away from mainland China amid the increasingly protracted U.S.-China trade war. The company has benefited from its efforts to develop its regional business over the past several years, and we are confident about its growth trajectory following a meeting with management. In contrast, the Fund’s position in Hong Kong conglomerate Jardine Strategic Holdings Ltd. offset some of the gains in the industrials sector over the reporting period, as the company was hampered by weakness at some of its overseas associates.

The Fund’s exposure to the consumer discretionary sector also boosted relative performance for the reporting period, as the holdings generally outperformed their peers. China International Travel Services (CITS) was the Fund’s strongest-performing stock over the period, driven by positive results and successful bids to operate duty-free services at key airports in Beijing and Shanghai. We remain positive on the outlook for CITS, as we believe that it is well-positioned to capitalize on the growing affluence of China’s middle class, while its enlarged scale should support higher margins.

Conversely, the Fund’s exposure to the information technology sector weighed on relative performance, as the sector bore the brunt of the trade conflict and succumbed to profit-taking after a lengthy rally. At the stock level, shares of surveillance-equipment maker Hangzhou Hikvision retreated on investors’ worries that the trade war could hamper its earnings. However, we maintain our positive view of the company, as the bulk of its revenues are generated domestically. Hong Kong exchange-listed semiconductor company ASM Pacific Technology’s stock price moved lower over the reporting period due to investors’ concerns over demand in the memory industry. In our opinion, the company remains well-placed to capitalize on the trend of hardware specification-upgrades across a range of applications. Shares of the Fund’s position in internet giant Tencent Holdings also declined over the period due to its generally weaker-than-expected corporate earnings and stricter regulations on its core online-games business. Nevertheless, we retain our confidence in the company’s solid business moat,2 given its dominance in online games and massive reach via messaging app WeChat. The company’s other businesses, including cloud services and video, also maintained their rapid growth trajectories over the reporting period.

The volatility in the technology sector provided us with the opportunity to invest in several high-quality companies that we believe are benefiting from emerging structural trends. Therefore, we initiated a holding in Autohome Inc., the leading online portal for mainland China car buyers. The company delivers comprehensive content that attracts high-quality user traffic, and benefits from the powerful network-effect characteristics of a classified-advertising business. Another new addition was Sunny Optical Technology Co. Ltd., an optical-product manufacturer that we believe has a compelling long-term outlook, as disruptive trends such as assisted-driving systems and autonomous vehicles should drive demand for its cameras and vehicle lenses, in our opinion.

In other notable portfolio activity over the reporting period, we initiated positions in Ping An Insurance Company of China Ltd.; China Literature Ltd.; Shenzhou International Group Holdings Ltd.; Wuxi

[1]	Non-aeronautical income is derived from sources such as rental of premises.

[2]	A business moat is a competitive advantage that one company has over other companies in the same industry.

10	Annual Report 2018

Aberdeen China Opportunities Fund (Unaudited) (continued)

Biologics, Techtronic Industries Co. Ltd.; OneSmart International Education Group Ltd.; hotel chain operator Huazhu Hotels Group; and Beijing Tong Ren Tang Chinese Medicine Co. Ltd.

We like Ping An Insurance Company’s insurance agency franchise, as well as its focus on long-term protection products and digital investments. China Literature is a leading online-literature platform with the largest network of writers in China. The company also has a firm distribution network through parent company Tencent, which we believe gives it a strong competitive advantage. Shenzhou International is a leading textile manufacturer and is actively involved in fabric design through research and development conducted in close collaboration with its customers. Wuxi Biologics, a leading contract-research organization for biologics in China, owns a leading platform and benefits from the growing trend of outsourcing research and development of biologic drugs. Techtronic Industries manufactures and sells power tools, outdoor products and floor care products in the U.S. and European Union. Management has a solid track record and has delivered consistent returns to shareholders. OneSmart International Education Group is a provider of after-school tutoring services. In our view, the company’s ability to crack the Shanghai market reflects the management’s capabilities, which we believe will help it expand into other Chinese cities. Huazhu Hotels Group has a multi-brand portfolio of budget and mid-scale hotels. In our view, management’s solid track record and its partnership with hotel chain operator Accor should aid margin improvements. Beijing Tong Ren Tang Chinese Medicine is a market-leader in traditional Chinese medicine with robust brand equity. We think that its products should benefit from sustainable demand growth in the long term.

Conversely, we exited the Fund’s positions in specialty apparel retailer Global Brands Group Holding Ltd. due to our concerns over its business prospects, and China Biologic Products Holdings Inc., given our wariness over corporate governance following changes in its shareholding and what we believed was a questionable acquisition in early 2018. We also sold the Fund’s shares in diversified retailer Dairy Farm International Holdings Ltd., due to the changes in the competitive landscape. We exited the positions in financial services company Dah Sing Financial Holdings Ltd., specialty apparel retailers Giordano International Ltd. and Global Brands Group Holding Ltd., specialized gas-drilling services company Greka Drilling Ltd., and telecom Hong Kong Broadband Network Ltd. (HKBN), as we think that they face more challenging business prospects. We exited the Fund’s holding in in biopharmaceutical firm China Biologic Products Holdings Inc. due to our corporate governance-related concerns.

We believe that markets in greater China are likely to remain volatile, given the ill-timed confluence of still-heightened trade tensions and economic moderation. The U.S.-China trade spat is forcing investor sentiment to turn cautious, with some companies beginning to delay their capital expenditures. We think that this, in turn, could exacerbate near-term growth pressures, as the Chinese government continues to balance between financial de-risking and maintaining economic momentum. While we remain cautious, we still see reasons for optimism. The deleveraging campaign to curb shadow banking3 helps to temper systemic risks.4 In our view, efforts to rebalance the economy towards more sustainable growth, powered by domestic consumption, are already becoming visible, with increased demand in segments, such as internet technology, healthcare and travel. We think that these trends may continue, given the large consumer market and rising income levels. In our opinion, broadening foreign participation in stock markets, driven by the inclusion of A-shares5 into Morgan Stanley Capital International’s global market indices, should be positive for governance standards. We are focused on seeking to ensure that the Fund’s holdings have the quality to tap into the market’s rich potential to help deliver positive performance over the long term.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

[3]

A shadow banking system comprises financial intermediaries involved in facilitating the creation of credit across the global financial system, but whose members are not subject to regulatory oversight. The shadow banking system also refers to unregulated activities by regulated institutions.

[4]	Systemic risk represents the possibility that an event at the company level could trigger severe instability or collapse an entire industry or economy.

[5]	A-shares trade on the two Chinese stock exchanges, the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

2018 Annual Report	11

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

12	Annual Report 2018

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-10.76%	0.30%	8.23%
	w/SC2	-15.89%	-0.88%	7.59%
Class C	w/o SC	-11.32%	-0.39%	7.47%
	w/SC3	-12.20%	-0.39%	7.47%
Class R4	w/o SC	-11.07%	-0.06%	7.88%
Institutional Service Class[4]	w/o SC	-10.57%	0.53%	8.50%
Institutional Class[4]	w/o SC	-10.46%	0.59%	8.51%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a composite index that comprises the MSCI China and MSCI Hong Kong Index. The index captures large and mid cap representation across all China securities (B shares, H shares, Red Chips, P Chips and foreign listed shares) as well as Hong Kong securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	13

Aberdeen China Opportunities Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	98.1%
Short-Term Investment	–%
Other Assets in Excess of Liabilities	1.9%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	22.6%
Consumer Discretionary	18.9%
Communication Services	13.2%
Industrials	10.0%
Real Estate	8.8%
Information Technology	8.2%
Health Care	6.4%
Consumer Staples	4.7%
Energy	3.7%
Utilities	1.6%
Other	1.9%
100.0%

Top Holdings*
Tencent Holdings Ltd.	8.6%
AIA Group Ltd.	6.1%
Ping An Insurance Group Co. of China Ltd., H Shares	5.1%
China International Travel Service Corp. Ltd., A Shares	4.0%
China Merchants Bank Co. Ltd., H Shares	3.7%
China Construction Bank Corp., Class H	3.6%
Hong Kong Exchanges & Clearing Ltd.	3.3%
Shanghai International Airport Co. Ltd., A Shares	3.3%
China Resources Land Ltd.	3.0%
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares	3.0%
Other	56.3%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	68.0%
Hong Kong	28.2%
United States	1.9%
Other	1.9%
100.0%

14	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.1%)
CHINA (68.0%)
Communication Services (12.8%)
Autohome, Inc., ADR	1,350	$97,713
China Literature Ltd. (a)(b)(c)	13,800	74,852
China Mobile Ltd. (c)	26,500	248,249
Tencent Holdings Ltd. (c)	25,100	859,907
		1,280,721
Consumer Discretionary (13.4%)
China International Travel Service Corp. Ltd., A Shares (c)(d)	51,800	401,080
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (c)(d)	200	1,549
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(c)	72,000	212,824
Huazhu Group Ltd., ADR	3,700	96,792
Midea Group Co. Ltd., A Shares (Stock Connect) (c)(d)	9,000	48,180
Nexteer Automotive Group Ltd. (c)	90,000	126,907
OneSmart International Education Group Ltd., ADR (b)	13,000	105,950
Shenzhou International Group Holdings Ltd. (c)	15,000	166,299
Yum China Holdings, Inc.	5,174	186,678
		1,346,259
Consumer Staples (3.4%)
Kweichow Moutai Co. Ltd., A Shares (c)(d)	2,400	190,107
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (c)(d)	1,900	150,501
		340,608
Energy (3.7%)
CNOOC Ltd. (c)	173,000	294,615
G3 Exploration Ltd. (b)(c)	53,000	32,603
PetroChina Co. Ltd., H Shares (c)	62,000	44,580
		371,798
Financials (12.3%)
China Construction Bank Corp., Class H (c)	450,000	357,096
China Merchants Bank Co. Ltd., H Shares (c)	96,500	372,622
Ping An Insurance Group Co. of China Ltd., H Shares (c)	54,000	510,518
		1,240,236
Health Care (6.4%)
Beijing Tong Ren Tang Chinese Medicine Co. Ltd. (c)	53,000	89,305
CSPC Pharmaceutical Group Ltd. (c)	130,000	277,005
Tong Ren Tang Technologies Co. Ltd., H Shares (c)	126,000	180,462
Wuxi Biologics Cayman, Inc. (a)(b)(c)	14,000	100,169
		646,941
Industrials (4.7%)
China Conch Venture Holdings Ltd. (c)	48,500	136,459
Shanghai International Airport Co. Ltd., A Shares (c)(d)	46,500	332,219
		468,678
Information Technology (6.2%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (c)(d)	87,375	305,592
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (c)(d)	10,150	35,499
Sunny Optical Technology Group Co. Ltd. (c)	8,500	74,213
TravelSky Technology Ltd., H Shares (c)	86,000	208,911
		624,215
Real Estate (5.1%)
China Resources Land Ltd. (c)	90,000	306,108
China Vanke Co. Ltd., H Shares (c)	60,000	185,274
Yanlord Land Group Ltd. (c)	21,600	19,699
		511,081
		6,830,537
HONG KONG (28.2%)
Communication Services (0.4%)
Asia Satellite Telecommunications Holdings Ltd.	63,000	42,980
Consumer Discretionary (3.6%)
Aeon Stores (Hong Kong) Co. Ltd.	159,000	83,130
Shangri-La Asia Ltd. (c)	114,000	155,724
Techtronic Industries Co. Ltd. (c)	25,000	117,719
		356,573
Consumer Staples (1.3%)
Convenience Retail Asia Ltd. (c)	308,000	129,700
Financials (10.3%)
AIA Group Ltd. (c)	80,600	613,128
Hong Kong Exchanges & Clearing Ltd. (c)	12,562	334,486
HSBC Holdings PLC (c)	10,898	89,552
		1,037,166
Industrials (5.3%)
Kerry Logistics Network Ltd. (c)	122,500	194,273
MTR Corp. Ltd. (c)	45,338	219,990
Pacific Basin Shipping Ltd. (c)	543,000	118,978
		533,241
Information Technology (2.0%)
ASM Pacific Technology Ltd. (c)	23,200	201,208
Real Estate (3.7%)
Hang Lung Group Ltd. (c)	52,000	128,021
Swire Properties Ltd. (c)	71,600	244,680
		372,701
Utilities (1.6%)
Hong Kong & China Gas Co. Ltd. (c)	81,017	154,754
		2,828,323

See accompanying Notes to Financial Statements.

2018 Annual Report	15

Statement of Investments (concluded)

October 31, 2018

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
UNITED STATES (1.9%)
Consumer Discretionary (1.9%)
Samsonite International SA (a)(b)(c)	65,900	$190,054
Total Common Stocks		9,848,914
SHORT-TERM INVESTMENT (0.0%)
UNITED STATES (0.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	3,543	3,543
		3,543
Total Short-Term Investment		3,543
Total Investments (Cost $10,472,316) (f)—98.1%		9,852,457

Other Assets in Excess of Liabilities—1.9%		188,321
Net Assets—100.0%		$10,040,778

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Non-income producing security.
(c)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

16	Annual Report 2018

Aberdeen Dynamic Dividend Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine Dynamic Dividend Fund (the “Predecessor Fund”) in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen Dynamic Dividend Fund (Institutional Class shares net of fees) returned 1.02% for the 12-month period ended October 31, 2018, versus the 0.00% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Equity Income Funds (comprising 53 funds), as measured by Lipper, Inc., was -1.65%.

Global equities posted flat returns in aggregate over the reporting period. Investors initially were optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market Standard & Poor’s (S&P) 500 Index1 initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields towards the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

At the individual stock level, the Fund’s holding in TJX Companies Inc., an off-price retailer of apparel and home fashions, was a key contributor to relative performance for the 12-month period ended October 31, 2018. The company reported strong same-store sales growth that has outpaced that of its full-price retailer peer group. Additionally, we think that TJX Companies’ discount business model has been difficult to replicate by online retailers. The Fund’s position in Andeavor Logistics LP also bolstered the Fund’s performance. Marathon Petroleum Corp. (which the Fund does not hold) announced its intention to purchase Andeavor Logistics to form the largest independent refiner in the U.S. The transaction was completed in early October 2018, and we exited the Fund’s position in Andeavor. Shares of the Fund’s holding in Warrior Met Coal Inc., a leading producer and exporter of metallurgical coal for the global steel industry, moved higher over the reporting period. We also took advantage of Warrior Met Coal‘s special cash dividend issued in April 2018, and exited the Fund’s position after the company reported solid quarterly earnings in May.

Conversely, the lack of exposure to internet retailing giant Amazon.com was a key detractor from Fund performance for the reporting period. The Fund does not hold Amazon.com as the company does not pay a dividend. Fund holding Newell Brands Inc. reported declining revenue growth and investor sentiment for the company was dampened by tariff risks with China. Furthermore, lost sales from Newell Brands’ customers that have filed for bankruptcy had a negative impact on its share price, along with slow execution of the company’s divestiture2 plans. Consequently, we exited the Fund’s position in Newell Brands during the reporting period. Vodafone Group plc is a UK-based multinational telecommunications conglomerate. Vodafone’s shares declined over the reporting period due to investors’ concerns of a potential reduction in the company’s dividend and the high amount of debt on its balance sheet. Additionally, Vodafone’s share price was hampered by competitive headwinds and questions over the company’s proposed acquisition of diversified telecommunications firm Liberty Global’s operations in several countries.

In addition to the portfolio activity noted previously, we continued to hedge a portion of the Fund’s currency exposure to the euro during the reporting period. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

Global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, may provide discerning investors with opportunities to take advantage of mispricing of stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks that pay dividends and have defensive characteristics, which we believe should bode well for the Fund’s performance.

[1]

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]

Divestiture is the partial or full disposal of a business unit through sale, exchange, closure or bankruptcy. A divestiture typically results from a management decision to cease operations of a business unit because it is not part of a company’s core competency.

2018 Annual Report	17

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

18	Annual Report 2018

Aberdeen Dynamic Dividend Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	0.79%	6.65%	N.A.	8.48%
	w/SC2	-5.09%	5.39%	N.A.	7.54%
Institutional Class[3]	w/o SC	1.02%	6.90%	7.07%	5.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on September 22, 2003. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Dynamic Dividend Fund, Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	19

Aberdeen Dynamic Dividend Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	95.1%
Exchange-Traded Funds	1.7%
Preferred Stocks	1.0%
Short-Term Investment	0.9%
Other Assets in Excess of Liabilities	1.3%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	17.8%
Information Technology	13.3%
Industrials	11.6%
Health Care	11.0%
Consumer Discretionary	8.4%
Energy	7.2%
Consumer Staples	6.9%
Materials	5.1%
Communication Services	5.0%
Utilities	4.6%
Other	9.1%
100.0%

Top Holdings*
Apple, Inc.	2.5%
Broadcom, Inc.	1.5%
Leidos Holdings, Inc.	1.4%
NextEra Energy, Inc.	1.4%
Enbridge, Inc.	1.4%
Delta Air Lines, Inc.	1.4%
Thermo Fisher Scientific, Inc.	1.3%
Canadian Pacific Railway Ltd.	1.3%
Intel Corp.	1.3%
UnitedHealth Group, Inc.	1.3%
Other	85.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	55.5%
France	4.8%
Switzerland	4.7%
Japan	4.4%
United Kingdom	4.2%
South Korea	3.2%
Finland	2.9%
Germany	2.9%
Canada	2.7%
Brazil	2.3%
Other	12.4%
100.0%

20	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.1%)
Communication Services (5.0%)
Alphabet, Inc., Class C (a)	1,400	$1,507,478
BT Group PLC, ADR	48,000	731,520
Comcast Corp., Class A	42,000	1,601,880
NOS SGPS SA (b)	241,093	1,352,268
Vodafone Group PLC (b)	917,700	1,725,770
		6,918,916
Consumer Discretionary (8.4%)
Aptiv PLC	23,100	1,774,080
Dollar General Corp.	13,600	1,514,768
Lennar Corp., Class A	32,500	1,396,850
Lowe’s Cos., Inc.	17,600	1,675,872
MGM Resorts International	56,000	1,494,080
Target Corp.	13,000	1,087,190
TJX Cos., Inc. (The)	12,800	1,406,464
Whirlpool Corp.	13,000	1,426,880
		11,776,184
Consumer Staples (6.9%)
Essity AB, Class B (b)	67,200	1,533,602
Japan Tobacco, Inc. (b)	55,100	1,415,811
Kraft Heinz Co. (The)	30,000	1,649,100
Mondelez International, Inc., Class A	33,800	1,418,924
Nestle SA (b)	21,000	1,772,885
Nomad Foods Ltd. (a)	22,396	427,763
Unilever NV, CVA (b)	27,500	1,477,713
		9,695,798
Energy (7.2%)
BP PLC, ADR	39,100	1,695,767
Enbridge, Inc.	61,200	1,903,932
EOG Resources, Inc.	12,600	1,327,284
Helmerich & Payne, Inc.	15,300	953,037
Kinder Morgan, Inc.	94,000	1,599,880
Schlumberger Ltd.	23,400	1,200,654
TOTAL SA, ADR	24,300	1,423,980
		10,104,534
Financials (17.8%)
Allianz SE (b)	5,400	1,124,927
American International Group, Inc.	29,900	1,234,571
Ares Capital Corp.	41,700	715,572
AXA SA (b)	54,200	1,356,446
Banco Bilbao Vizcaya Argentaria SA (b)	206,500	1,139,692
Bank of America Corp.	51,000	1,402,500
Blackstone Group LP (The)	22,300	721,628
Citigroup, Inc.	21,100	1,381,206
Deutsche Boerse AG (b)	11,700	1,478,558
Discover Financial Services	9,984	695,585
Evercore, Inc., Class A	14,700	1,200,843
Huntington Bancshares, Inc.	95,300	1,365,649
Intesa Sanpaolo SpA (b)	468,800	1,038,427
Mediobanca Banca di Credito Finanziario SpA (b)	106,500	932,703
Mitsubishi UFJ Financial Group, Inc. (b)	263,900	1,597,252
Oversea-Chinese Banking Corp. Ltd. (b)	183,500	1,425,511
Swedbank AB, A Shares (b)	60,700	1,365,418
UBS Group AG (a)(b)	101,200	1,414,484
Wells Fargo & Co.	32,900	1,751,267
Zurich Insurance Group AG (b)	5,000	1,552,406
		24,894,645
Health Care (11.0%)
Aetna, Inc.	7,000	1,388,800
Allergan PLC	8,300	1,311,483
Bayer AG (b)	17,500	1,341,417
Medtronic PLC	18,800	1,688,616
Novartis AG, ADR	20,000	1,749,200
Pfizer, Inc.	31,300	1,347,778
Shire PLC, ADR	7,800	1,418,040
Thermo Fisher Scientific, Inc.	8,000	1,869,200
UnitedHealth Group, Inc.	7,000	1,829,450
Universal Health Services, Inc., Class B	11,400	1,385,784
		15,329,768
Industrials (11.6%)
Alstom SA (b)	32,300	1,410,627
Bouygues SA (b)	26,100	950,841
Canadian Pacific Railway Ltd.	9,100	1,865,500
CCR SA	527,300	1,554,341
Cosan Logistica SA (a)	475,000	1,626,092
CRRC Corp. Ltd., Class H (b)	894,950	786,009
Delta Air Lines, Inc.	34,700	1,899,131
FedEx Corp.	7,700	1,696,618
Ferrovial SA (b)	84,482	1,691,416
Melrose Industries PLC (b)	649,474	1,398,056
Raytheon Co.	7,800	1,365,312
		16,243,943
Information Technology (13.3%)
Amdocs Ltd.	24,000	1,518,480
Apple, Inc.	15,800	3,457,988
Broadcom, Inc.	9,700	2,167,853
Cisco Systems, Inc.	38,000	1,738,500
Intel Corp.	39,500	1,851,760
Leidos Holdings, Inc.	30,500	1,975,790
Microsoft Corp.	16,000	1,708,960
Nokia OYJ (b)	282,400	1,595,160
SK Hynix, Inc. (b)	21,700	1,306,890
TE Connectivity Ltd.	16,400	1,236,888
		18,558,269
Materials (5.1%)
ArcelorMittal	47,400	1,179,786
LG Chem Ltd. (b)	5,700	1,741,781
Randgold Resources Ltd., ADR	21,000	1,649,340
Stora Enso OYJ, R Shares (b)	90,900	1,365,791
UPM-Kymmene OYJ (b)	36,000	1,157,354
		7,094,052
Real Estate (4.2%)
Daito Trust Construction Co. Ltd. (b)	12,600	1,661,163
Digital Realty Trust, Inc., REIT	12,700	1,311,402

See accompanying Notes to Financial Statements.

2018 Annual Report	21

Statement of Investments (concluded)

October 31, 2018

Aberdeen Dynamic Dividend Fund

	Shares or Principal Amount	Value
GEO Group, Inc. (The), REIT	65,000	$1,437,150
LaSalle Logiport REIT (b)	1,600	1,473,342
		5,883,057
Utilities (4.6%)
Clearway Energy, Inc.	47,400	920,508
CMS Energy Corp.	22,700	1,124,104
FirstEnergy Corp.	26,700	995,376
NextEra Energy, Inc.	11,200	1,932,000
Veolia Environnement SA (b)	75,400	1,502,684
		6,474,672
Total Common Stocks		132,973,838
EXCHANGE-TRADED FUNDS (1.7%)
Equity Funds (1.7%)
iShares Nasdaq Biotechnology ETF	13,200	1,373,724
SPDR S&P Oil & Gas Exploration & Production ETF	25,700	926,999
		2,300,723
Total Exchange-Traded Funds		2,300,723
PREFERRED STOCKS (1.0%)
Information Technology (1.0%)
Samsung Electronics Co. Ltd. (b)	46,000	1,451,333
Total Preferred Stocks		1,451,333
SHORT-TERM INVESTMENT (0.9%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	1,249,260	1,249,260
Total Short-Term Investment		1,249,260
Total Investments (Cost $124,435,000) (d)—98.7%		137,975,154

Other Assets in Excess of Liabilities—1.3%		1,792,134
Net Assets—100.0%		$139,767,288

(a)	Non-income producing security.
(b)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
CVA	Dutch Certificate
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Sale Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation
United States Dollar/Euro 01/10/2019	UBS AG	USD	3,012,854	EUR	2,600,000	$2,964,089	$48,765

See accompanying Notes to Financial Statements.

22	Annual Report 2018

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees) returned -15.38% for the 12-month period ended October 31, 2018, versus the -12.19% return of its benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (comprising 384 funds), as measured by Lipper, Inc., was -13.06% for the period.

Emerging-market equities retreated during the reporting period amid bouts of volatility triggered by tightening monetary conditions, rising trade tensions and worries over slowing global economic growth.

One of the key reasons for the weakness in emerging-market equities was the liquidity squeeze on the U.S. dollar, stemming from the U.S. tax reforms that encouraged U.S. companies to repatriate1 their cash, as well as the U.S. Federal Reserve’s hawkish monetary policy stance. As a result, the U.S. dollar strengthened, putting additional pressure on vulnerable economies with substantial foreign debt. Bearing the brunt of the sell-off was Turkey, where investors were concerned about the central bank’s unwillingness to adopt orthodox economic policies and the government’s worsening relations with the United States. Against this backdrop, we exited the Fund’s positions in Turkish lenders Akbank and Garanti Bank. Elsewhere, Indonesia and the Philippines were also hampered by fiscal imbalances, but Thailand registered solid gains, thanks to its healthy foreign-exchange reserves and current account surplus.

Global trade tensions also weighed on investor sentiment, as U.S. President Donald Trump took an aggressive stance against the country’s major trading allies. China was among the hardest-hit markets. The Trump administration imposed additional duties of at least 10% on US$250 billion in exports to the U.S., with a potential increase to 25% in 2019. Signs of a moderating Chinese economy rattled investors, despite the government’s fiscal stimulus measures. Equity markets in Korea and Taiwan, which are skewed towards technology-related companies, including exporters and manufacturers of electronic components, also posted negative returns over the period.

Commodity prices came under pressure from the trade woes, but remained elevated. Russia benefited from firming oil prices on the back of the Organization of the Petroleum Exporting Countries’ (OPEC) pledge to curb production, the resumption of U.S. sanctions on Iran, and several supply disruptions elsewhere.

The bulk of the Fund’s underperformance versus its benchmark, the MSCI Emerging Markets Index, for the reporting period emanated from stock selection in Brazil, which saw its currency, the real, tumble on the back of election jitters and fiscal concerns before staging a solid recovery in October 2018, following right-wing candidate Jair Bolsonaro’s presidential victory. Shares of fuel distributor Ultrapar Participações S.A. sold off on expectations of weaker quarterly profits amid intensifying competition. Food producer BRF S.A. was hampered by relatively weak earnings, leadership uncertainty, and ongoing investigations into its alleged provision of substandard meat. However, we were heartened by the new CEO’s appointment at BRF, which we believe should bring much-needed leadership to steer the company forward. More positively, the Fund’s holding in Brazilian miner Vale S.A. remained a bright spot, with consistently good results over the reporting period, attributable to higher iron-ore prices.

In the Europe, Middle East and Africa (EMEA) region, the Fund’s underweight allocation to Russia relative to the benchmark hampered performance, as the market was buoyed by higher energy prices. This was compounded by the Fund’s lack of exposure to several state-owned oil companies, such as Gazprom and Novatek. We prefer to hold Lukoil as we like its integrated business model, strategic consistency, and focus on cash-generation and shareholder returns. Shares of the Fund’s holding in Magnit declined as the retailer was pressured by a weak retail environment, while its extended store-refurbishment program dented like-for-like sales.2 Investors were additionally caught off-guard by the resignation of CEO Sergey Galitsky and the subsequent sale of most of his stake. The Fund’s position in Turkey weighed on relative performance due to the sharp depreciation in its currency, the lira, and worries about the central bank’s unorthodox economic policies.

Stock selection in Mexico had a positive impact on the Fund’s relative performance for the reporting period. The Fund’s holdings in airport operator Grupo Aeroportuario del Sureste (Asur) and lender Banorte benefited from improving economic conditions and easing political uncertainty. In Hong Kong, shares of insurer AIA Group Ltd. performed well due to healthy corporate results, while China Resources Land was buoyed by steady returns from its portfolio of investment properties. In India, shares of Tata Consultancy Services bucked the general downtrend, thanks to improving demand for IT services, its capital management efforts, and rupee weakness that amplified its foreign-denominated revenues. The Fund’s holdings in companies that benefit from rural consumption also enhanced performance, with shares of consumer products maker Hindustan Unilever advancing on good results and healthy demand.

The Fund’s underweight allocation to technology companies bolstered relative performance as the sector succumbed to bouts of sell-offs during a volatile period. The lack of exposure to Taiwanese chipmaker Hon Hai Precision and internet giant Alibaba aided the Fund’s relative performance, but the holding in Tencent Holdings was a detractor, as the internet giant was pressured by a lower earnings forecast for its gaming segment and stricter regulations for online games.

Regarding portfolio activity over the reporting period, we initiated holdings in three companies: LG Chem Ltd., CITS, and Ping An Insurance Company of China Ltd. In our view, Korean chemicals producer LG Chem has a distinctive business mix and an attractive

[1]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[2]	Like-for-like sales comprise a comparison of current and prior period sales which takes into consideration only those activities that were in effect during both time periods.

2018 Annual Report	23

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

valuation. We believe that its cash-generative chemicals business serves as a solid base for the company to build on its current market-leading position in the electric vehicle battery market. In our judgment, CITS has a positive business outlook, as we believe it is poised to capitalize on rising consumer spending and growing demand for domestic travel in China. Finally, Ping An Insurance Company of China is one of the mainland’s leading life-insurance franchises, and has leveraged its technological capabilities to create a robust financial ecosystem in China.

Additionally, we initiated a holding in Chinese contract research organization Wuxi Biologics, which we believe has an attractive growth outlook. Other initiations included Autohome, Inc., China’s dominant online automobile portal with significant pricing power and a competitive moat3; Huazhu Hotels Group, a hotel-chain operator that we believe has substantial growth capacity over the long term; Sunny Optical Technology Co. Ltd., a market-leading lens and camera module manufacturer with considerable barriers to entry; and 58.com, a company in internet giant Tencent Holdings’ ecosystem that in our view has positive profit-growth potential. We also established a new position in South African technology and media holding company Naspers Ltd., which we think demonstrated proof of value creation from its underlying businesses and a widening discount relative to its stake in Tencent Holdings. Finally, we initiated a holding in Italy-listed steel pipe-maker Tenaris, which we believe should be a beneficiary of the recovering capital expenditure cycle for the oil industry. We think that the company also has significant operating leverage.

Conversely, we exited the Fund’s positions in several companies in favor of what we believed were better opportunities elsewhere: miner BHP Billiton, Mexican retailer Soriana, Hong Kong exchange-listed conglomerate Swire Pacific Ltd., and telecom Taiwan Mobile Co. Ltd. Additionally, we sold the Fund’s shares in Jeronimo Martins SGPS SA, a food distributor and producer, given the increased pressure on its margins.

In our view, the outlook for emerging markets remains cautious, given the contagion risks that could afflict the asset class and trigger further sell-offs. While global trade relations improved in some areas, tensions between the U.S. and China persist, threatening to upend the integrated global supply chain. We think that tightening monetary conditions in major economies and the rising U.S. dollar, along with domestic political developments, could add to the uncertainty. Nevertheless, we anticipate that the recovery across markets is will stabilize, as central banks tread lightly to keep inflation in check and ease currency pressures, while still supporting economic expansion. We believe that China’s shifting focus towards sustainable growth and recent loosening of monetary policy should bolster its ability to weather external shocks and avoid a hard landing. Meanwhile, rebounding domestic consumption remains a key driver for Brazil and India, in our view. Against this backdrop, we think that corporate earnings appear resilient, with many of the Fund’s holdings possessing healthier balance sheets and intact long-term drivers. Looking beyond the short-term volatility, we remain confident in the potential of the Fund’s holdings, as we believe that their solid fundamentals should allow them to withstand future challenges and sustain their earnings momentum.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

[3]	A business moat is a competitive advantage that one company has over other companies in the same industry.

24	Annual Report 2018

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	-15.80%	-1.31%	8.78%
	w/SC3	-20.64%	-2.47%	8.15%
Class C2	w/o SC	-16.20%	-1.90%	8.35%
	w/SC4	-17.03%	-1.90%	8.35%
Class R2,5	w/o SC	-15.93%	-1.60%	8.58%
Institutional Service Class[5,6]	w/o SC	-15.48%	-1.10%	8.88%
Institutional Class[5]	w/o SC	-15.38%	-0.92%	9.05%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $1,000,000* Investment (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index captures large and mid cap representation across 24 Emerging Markets (EM) countries. With more than 1,100 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	25

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	90.6%
Preferred Stocks	9.6%
Rights	–%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	26.3%	*
Information Technology	14.5%
Communication Services	13.0%
Consumer Staples	12.1%
Consumer Discretionary	11.7%
Materials	9.6%
Real Estate	5.3%
Energy	3.7%
Industrials	3.2%
Health Care	0.8%
Other	(0.2)%
	100.0%

*	As of October 31, 2018, the Fund’s holdings in the Financials sector were allocated to five industries: Banks (14.2%), Insurance (5.5%), Thrifts & Mortgage Finance (3.6%), Capital Markets (1.5%) and Diversified Financial Services (1.5%).

Top Holdings
Samsung Electronics Co. Ltd.	6.2%
Tencent Holdings Ltd.	6.2%
Taiwan Semiconductor Manufacturing Co. Ltd.	5.1%
Housing Development Finance Corp. Ltd.	3.6%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	3.1%
Ping An Insurance Group Co. of China Ltd., H Shares	3.0%
Vale SA, ADR	2.9%
AIA Group Ltd.	2.5%
LUKOIL PJSC, ADR	2.2%
Astra International Tbk PT	2.2%
Other	63.0%
100.0%

Top Countries
China	25.5%
India	13.4%
Brazil	11.3%
South Korea	9.7%
Indonesia	5.4%
Mexico	5.4%
Hong Kong	5.2%
Taiwan	5.1%
Philippines	3.9%
South Africa	3.8%
Other	11.3%
100.0%

26	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (90.6%)
BRAZIL (8.2%)
Consumer Discretionary (1.2%)
Lojas Renner SA	6,992,904	$70,652,476
Consumer Staples (2.1%)
Ambev SA	20,010,600	87,860,595
BRF SA (a)	6,247,669	36,765,807
		124,626,402
Energy (1.0%)
Ultrapar Participacoes SA	5,007,928	59,546,101
Materials (2.9%)
Vale SA, ADR (b)	11,116,300	167,856,130
Real Estate (1.0%)
Multiplan Empreendimentos Imobiliarios SA	10,027,500	61,972,995
		484,654,104
CHILE (2.0%)
Consumer Discretionary (1.0%)
S.A.C.I. Falabella (c)	7,622,599	57,502,732
Financials (1.0%)
Banco Santander Chile, ADR (b)	2,027,746	59,737,397
		117,240,129
CHINA (25.5%)
Communication Services (9.8%)
58.com, Inc. (a), ADR	918,355	60,234,905
Autohome, Inc. (b), ADR	940,834	68,097,565
China Mobile Ltd. (c)	9,198,100	86,166,680
Tencent Holdings Ltd. (c)	10,590,900	362,836,398
		577,335,548
Consumer Discretionary (5.3%)
China International Travel Service Corp. Ltd., A Shares (Stock Connect) (c)(d)	10,382,141	80,387,418
Huazhu Group Ltd.(b), ADR	2,180,146	57,032,619
Midea Group Co. Ltd., A Shares (Stock Connect) (c)(d)	12,055,092	64,535,515
Yum China Holdings, Inc.	2,978,180	107,452,735
		309,408,287
Consumer Staples (2.0%)
Kweichow Moutai Co. Ltd., A Shares (Stock Connect) (c)(d)	1,516,918	120,156,624
Financials (3.0%)
Ping An Insurance Group Co. of China Ltd., H Shares (c)	18,418,000	174,124,288
Health Care (0.4%)
Wuxi Biologics Cayman, Inc. (a)(c)(e)	3,587,500	25,668,354
Industrials (1.5%)
Shanghai International Airport Co. Ltd., A Shares (Stock Connect) (c)(d)	12,402,992	88,613,233
Information Technology (1.5%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (Stock Connect) (c)(d)	18,244,547	63,809,898
Sunny Optical Technology Group Co. Ltd. (c)	2,814,000	24,568,709
		88,378,607
Real Estate (2.0%)
China Resources Land Ltd. (c)	34,118,000	116,042,105
		1,499,727,046
HONG KONG (5.2%)
Financials (4.0%)
AIA Group Ltd. (c)	19,401,000	147,584,239
Hong Kong Exchanges & Clearing Ltd. (c)	3,181,274	84,707,048
		232,291,287
Real Estate (1.2%)
Hang Lung Group Ltd. (c)	21,463,000	52,840,573
Hang Lung Properties Ltd. (c)	10,380,000	18,815,533
		71,656,106
		303,947,393
HUNGARY (0.4%)
Health Care (0.4%)
Richter Gedeon Nyrt (c)	1,387,240	25,768,645
INDIA (13.4%)
Consumer Discretionary (0.9%)
Hero MotoCorp Ltd. (c)	1,384,135	51,500,172
Consumer Staples (3.1%)
Hindustan Unilever Ltd. (c)	3,682,415	80,611,273
ITC Ltd. (c)	27,528,214	103,872,177
		184,483,450
Financials (5.4%)
Aditya Birla Capital Ltd. (a)(c)	10,955,084	15,522,221
Housing Development Finance Corp. Ltd. (c)	8,817,060	210,690,778
Kotak Mahindra Bank Ltd. (c)	6,035,900	91,171,897
		317,384,896
Information Technology (1.6%)
Tata Consultancy Services Ltd. (c)	3,579,886	93,676,395
Materials (2.4%)
Grasim Industries Ltd. (c)	4,052,083	45,578,763
UltraTech Cement Ltd. (c)	1,993,150	93,659,443
		139,238,206
		786,283,119
INDONESIA (5.4%)
Consumer Discretionary (2.2%)
Astra International Tbk PT (c)	251,791,300	130,972,968
Financials (2.2%)
Bank Central Asia Tbk PT (c)	83,354,900	129,788,632

See accompanying Notes to Financial Statements.

2018 Annual Report	27

Statement of Investments (continued)

October 31, 2018

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
Materials (1.0%)
Indocement Tunggal Prakarsa Tbk PT (c)	50,685,400	$57,833,253
		318,594,853
ITALY (0.5%)
Energy (0.5%)
Tenaris SA, ADR	946,300	27,660,349
MALAYSIA (1.4%)
Financials (1.4%)
Public Bank Bhd (c)	14,283,100	84,019,260
MEXICO (5.4%)
Consumer Staples (1.9%)
Fomento Economico Mexicano SAB de CV, ADR	1,323,601	112,598,737
Financials (1.8%)
Grupo Financiero Banorte SAB de CV, Class O	18,531,639	102,167,711
Industrials (1.7%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	6,164,150	101,690,685
		316,457,133
PHILIPPINES (3.9%)
Financials (2.8%)
Ayala Corp. (c)	3,915,200	67,401,027
Bank of the Philippine Islands (c)	61,471,804	94,516,868
		161,917,895
Real Estate (1.1%)
Ayala Land, Inc. (c)	91,061,800	67,568,196
		229,486,091
POLAND (0.8%)
Financials (0.8%)
Bank Polska Kasa Opieki SA (c)	1,748,541	47,669,203
RUSSIA (2.8%)
Consumer Staples (0.6%)
Magnit PJSC (c)	624,065	34,128,715
Energy (2.2%)
LUKOIL PJSC, ADR	1,762,836	131,578,079
		165,706,794
SOUTH AFRICA (3.8%)
Communication Services (1.9%)
MTN Group Ltd. (c)	8,531,578	49,542,271
Naspers Ltd., N Shares (c)	361,000	63,319,704
		112,861,975
Consumer Discretionary (1.1%)
Truworths International Ltd. (c)	11,238,963	61,564,236
Consumer Staples (0.8%)
Massmart Holdings Ltd.	7,112,393	46,302,269
		220,728,480
SOUTH KOREA (3.2%)
Communication Services (1.3%)
NAVER Corp. (c)	742,660	74,789,081
Consumer Staples (0.4%)
Amorepacific Group (c)	390,805	21,420,177
Materials (1.5%)
LG Chem Ltd. (c)	291,873	89,189,264
		185,398,522
TAIWAN (5.1%)
Information Technology (5.1%)
Taiwan Semiconductor Manufacturing Co. Ltd. (c)	39,851,117	299,177,565
THAILAND (2.5%)
Financials (0.7%)
Siam Commercial Bank PCL (The), Foreign Shares (c)	9,814,600	40,730,156
Materials (1.8%)
Siam Cement PCL (The), Foreign Shares (c)	8,736,400	108,514,810
		149,244,966
TURKEY (1.0%)
Consumer Staples (1.0%)
BIM Birlesik Magazalar A.S. (c)	4,356,036	61,922,885
UNITED KINGDOM (0.1%)
Financials (0.1%)
Standard Chartered PLC (c)	897,710	6,291,786
Total Common Stocks		5,329,978,323
PREFERRED STOCKS (9.6%)
BRAZIL (3.1%)
Financials (3.1%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	20,061,762	183,966,358
SOUTH KOREA (6.5%)
Consumer Staples (0.2%)
Amorepacific Corp., Preferred Shares (c)	150,747	11,968,569
Information Technology (6.3%)
Samsung Electronics Co. Ltd. (c)	11,649,667	367,555,474
		379,524,043
Total Preferred Stocks		563,490,401

See accompanying Notes to Financial Statements.

28	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
RIGHTS (0.0%)
CHILE (0.0%)
Consumer Discretionary (0.0%)
SACI Falabella (a)	290,342	$29,201
Total Rights		29,201
Total Investments (Cost $6,051,031,460) (f)—100.2%		5,893,497,925

Liabilities in Excess of Other Assets—(0.2)%		(14,342,292)
Net Assets—100.0%		$5,879,155,633

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $87,856,797. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(l) for additional information.
(c)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through either a Qualified Foreign Institutional Investor (QFII) license or the Shanghai or Shenzhen Hong-Kong Stock Connect program.
(e)	Denotes a security issued under Regulation S or Rule 144A.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Annual Report	29

Aberdeen Focused U.S. Equity Fund (Unaudited)

Effective November 15, 2017, the Aberdeen Equity Long-Short Fund changed its name to Aberdeen Focused U.S. Equity Fund and changed its principal investment strategies. The Fund is managed pursuant to a “focused” strategy whereby the Fund’s investment adviser typically invests the Fund’s assets in a small number of issuers. The Fund generally expects to hold approximately 20 to 30 issuers. The Fund may invest in securities of any market capitalization and the amount of small-, mid- and large-capitalization companies will vary based on market conditions. The Fund may also invest in securities of any market sector and, from time to time, may hold a significant amount of securities from companies within a single sector.

The Aberdeen Focused U.S. Equity Fund (Institutional Class shares net of fees) returned 8.69% for the 12-month period ended October 31, 2018, versus 7.35% for its benchmark, the U.S. broader-market Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (comprising 396 funds), as measured by Lipper, Inc., was 5.86% for the period.

Major U.S. equity market indices moved higher over the period ended October 31, 2018, supported by generally positive economic data and corporate earnings reports. These offset investors’ concerns about rising interest rates and U.S. trade policy under the administration of President Donald Trump. However, the equity markets declined sharply in October 2018, amid investors’ worries that U.S. Federal Reserve (Fed) interest-rate hikes could slow a strong U.S. economy and about decelerating corporate profit growth. U.S. large-cap stocks, as measured by the U.S. broader-market S&P 500 Index, gained 7.35% for the reporting period, outperforming the corresponding 2.80% and 1.85% returns of their mid- and small-cap counterparts, as represented by the Russell Mid Cap1 and Russell 20003 indices, respectively. The consumer discretionary, information technology and healthcare sectors garnered double-digit gains and were the top performers within the S&P 500 Index for the period ended October 31, 2018. Conversely, the materials and industrials sectors recorded negative returns and were the primary market laggards.

U.S. economic news was generally positive over the reporting period:

•

The U.S. Department of Commerce reported that the nation’s economy expanded by a robust annualized rate of 3.5% in the third quarter of 2018, though the growth rate was somewhat lower than the 4.2% rise in the second quarter. The year-over-year upturn was attributable mainly to notable increases in consumer spending and private inventory investment, which offset declines in exports and residential fixed investment.

•

U.S. payrolls expanded by a monthly average of 210,000 during the 12-month reporting period, and the unemployment rate dipped 0.4 percentage point to 3.7% – its lowest level since December 1969.[1] The labor force participation rate[2] rose 0.2 percentage point, ending the reporting period at 62.9%.[3]

•

The Fed raised its benchmark interest rate by a full percentage point in four increments of 25 basis points (bps) to a range of 2.00% to 2.25% following its meetings in December 2017, and March, June and September 2018. In its statement following the September rate increase, the Fed noted that “the unemployment rate has stayed low” and “household spending and business fixed investment have grown strongly.” The central bank projected one more 25-bps policy rate increase for the remainder of 2018, and incremental rate hikes totaling one percentage point over the 2019 calendar year.

The Fund’s performance relative to its benchmark, the S&P 500 Index, benefited primarily from both stock selection and overweight allocations in the industrials and consumer discretionary sectors. The largest contributors among individual positions were discount apparel retailer The TJX Companies Inc.; data analytics services provider Verisk Analytics Inc.; and electronic payment processor Visa Inc.

The TJX Companies garnered healthy revenue and earnings growth during the reporting period. The company benefited primarily from higher same-store sales in its Marmaxx and TJX Canada segments. Additionally, management raised its earnings guidance for the remainder of its 2019 fiscal year. We believe that the company’s distinctive sourcing process should continue to help it compete well in the rapidly changing global business environment. Verisk Analytics posted substantial increases in revenue and earnings per share (EPS) over the reporting period. The company benefited mainly from solid organic growth in its insurance unit and higher demand in its energy segment. Over the reporting period, Visa continued to benefit from an increase in transaction volumes amid the upturn in consumer spending in the U.S., as well as the conversion of more transactions to digital from cash.

In contrast, the Fund’s relative performance was hampered by stock selection in the healthcare and consumer staples sectors. The most notable individual stock detractors included brewer Molson Coors Brewing Co. and Alberta-based financial services company Canadian Western Bank, as well as the absence of a position in tech giant Apple Inc.

Molson Coors Brewing Co. saw declines in volumes over the period, most notably in the key U.S. market, which management attributed to lower overall industry demand. We subsequently exited the Fund’s position in the company in October 2018. Canadian Western Bank’s fundamental performance remained relatively strong during the reporting period as the company posted robust loan growth and well-managed credit costs. However, we think that there may be some uncertainty regarding the strength of the Canadian economy, which

[1]	Source: U.S. Department of Labor, November 2018.

[2]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

[3]	Source: U.S. Department of Labor, November 2018.

30	Annual Report 2018

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

recently has been sluggish. We maintain the Fund’s holding in the company as we believe that it has solid fundamentals and a relatively attractive valuation. The lack of exposure to Apple Inc. also weighed on the Fund’s relative performance as the stock price moved higher over the reporting period. While we acknowledge Apple’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

During the reporting period, we initiated holdings in IT software and hardware company Microsoft Corp.; California-based diversified financial services company First Republic Bank; Florida-based electric utility company NextEra Energy; defense contractor Raytheon Co.; and diversified healthcare services provider UnitedHealth Group Inc.

In addition to Molson Coors Brewing Co., we exited the Fund’s positions in real estate management and development company Jones Lang LaSalle Inc.; healthcare services provider Aetna Inc.; IT services provider Cognizant Technology Solutions Corp.; enterprise software company Oracle Corp.; and commercial bank Regions Financial Corp.

We that strong fundamentals across the U.S. equity market are sustainable only if they are supported by a positive macroeconomic backdrop. We have seen little evidence that would dampen our view that macroeconomic conditions remain conducive to broad-based corporate growth, notwithstanding some emerging “yellow flags.” This concern is particularly acute within the housing sector, where a combination of tight supply and higher interest rates has curtailed demand. Within the banking sector, accelerating funding costs are at risk of eroding net interest margins and many are sounding caution on the ability to grow loans at the same cadence while maintaining credit quality. Furthermore, semiconductor companies have been warning about waning demand amid their customers’ inventory build-up. While each issue in isolation may not be cause for serious alarm, taken collectively, they lead us to question how long the tail of the current recovery will stretch and whether we are closer to the economy slowing than most market observers believe.

On the positive side, industrial demand remains resilient and firming commodity prices have recently buoyed the materials and energy sectors. This has come at the expense of higher input costs for businesses – much of which is being passed onto consumers in an effort to protect margins for producers. Additionally, the retail industry appears to have recovered following a period of weak brick-and-mortar demand that caused most companies within the industry to adjust their business models to take advantage of changing shopping habits – a process that is easier for some and has caused others significant financial distress. Finally, outside of semiconductors, most technology companies are seeing robust revenue growth as businesses across industries feel the need to invest aggressively in software in a bid to keep pace with competition and the shifting demands of younger consumers.

Although we believe that most people expected the legislative branch to be split politically following the U.S. midterm elections, U.S. equities rallied, particularly those of healthcare-oriented companies as the risks of a sharply negative agenda were taken off the table. Key points between the two political parties are around prescription drug-pricing and the need for healthcare reform, which we think should remain in the headlines for the foreseeable future. Other potential consequences of the election include risks of hurdles to business-friendly legislation.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Because the Fund invests a greater proportion of its assets in the securities of a smaller number of issuers, the Fund will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	31

Aberdeen Focused U.S. Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	8.32%	4.00%	3.70%
	w/SC2	2.09%	2.77%	3.09%
Class C	w/o SC	7.45%	3.27%	2.98%
	w/SC3	6.93%	3.27%	2.98%
Class R4	w/o SC	7.89%	3.60%	3.35%
Institutional Service Class[4,5]	w/o SC	8.50%	4.13%	3.75%
Institutional Class[4]	w/o SC	8.69%	4.35%	4.02%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategies effective November 15, 2017. Performance information for periods prior to November 15, 2017 does not reflect the current investment strategy. In connection with the change in investment strategy, the Fund changed its name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Class C. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Focused U.S. Equity Fund, the S&P 500® Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

32	Annual Report 2018

Aberdeen Focused U.S. Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	99.6%
Short-Term Investment	0.6%
Liabilities in Excess of Other Assets	(0.2)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Financials	17.1%
Information Technology	15.4%
Industrials	14.7%
Consumer Discretionary	13.6%
Health Care	12.9%
Communication Services	8.0%
Consumer Staples	7.5%
Energy	4.0%
Materials	3.3%
Utilities	3.1%
Other	0.4%
100.0%

Top Holdings*
Microsoft Corp.	6.6%
Amazon.com, Inc.	6.1%
Visa, Inc., Class A	6.0%
Verisk Analytics, Inc.	4.7%
Intercontinental Exchange, Inc.	4.6%
Baxter International, Inc.	4.6%
Johnson & Johnson	4.5%
Alphabet, Inc., Class A	4.4%
Costco Wholesale Corp.	4.2%
TJX Cos., Inc. (The)	4.1%
Other	50.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	90.5%
Canada	6.4%
United Kingdom	3.3%
Other	(0.2)%
100.0%

2018 Annual Report	33

Statement of Investments

October 31, 2018

Aberdeen Focused U.S. Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (99.6%)
Communication Services (8.0%)
Alphabet, Inc., Class A (a)	691	$753,591
Comcast Corp., Class A	15,777	601,735
		1,355,326
Consumer Discretionary (13.6%)
Amazon.com, Inc. (a)	652	1,041,903
Starbucks Corp.	9,744	567,783
TJX Cos., Inc. (The)	6,406	703,891
		2,313,577
Consumer Staples (7.5%)
Costco Wholesale Corp.	3,117	712,640
Philip Morris International, Inc.	6,290	553,960
		1,266,600
Energy (4.0%)
EOG Resources, Inc.	6,499	684,605
Financials (17.1%)
Canadian Western Bank	20,628	479,797
Charles Schwab Corp. (The)	10,999	508,594
First Republic Bank	5,825	530,017
Intercontinental Exchange, Inc.	10,110	778,874
M&T Bank Corp.	3,646	603,085
		2,900,367
Health Care (12.9%)
Baxter International, Inc.	12,428	776,874
Johnson & Johnson	5,435	760,846
UnitedHealth Group, Inc.	2,476	647,102
		2,184,822
Industrials (14.7%)
Canadian National Railway Co.	7,166	612,550
Raytheon Co.	3,113	544,899
Snap-on, Inc.	3,502	539,098
Verisk Analytics, Inc. (a)	6,654	797,415
		2,493,962
Information Technology (15.4%)
Microsoft Corp.	10,422	1,113,174
Texas Instruments, Inc.	5,306	492,556
Visa, Inc., Class A	7,333	1,010,854
		2,616,584
Materials (3.3%)
Linde PLC	3,346	553,663
Utilities (3.1%)
NextEra Energy, Inc.	3,026	521,985
Total Common Stocks		16,891,491
SHORT-TERM INVESTMENT (0.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (b)	108,942	108,942
Total Short-Term Investment		108,942
Total Investments (Cost $14,739,638) (c)—100.2%		17,000,433

Liabilities in Excess of Other Assets—(0.2)%		(31,917)
Net Assets—100.0%		$16,968,516

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

34	Annual Report 2018

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees) returned -4.63% for the 12-month period ended October 31, 2018, versus the 1.71% return of its benchmark, the Morgan Stanley Capital International (MSCI) World Index, and the 0.00% return of its secondary benchmark, the MSCI All Country (AC) World Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (comprising 34 funds), as measured by Lipper, Inc., was -1.30% for the period.

Global equities inched higher over the reporting period. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market Standard and Poor’s (S&P) 500 Index1 initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

The Fund underperformed its benchmark, the MSCI World Index, over the reporting period due to negative asset allocation and stock selection.

At the stock level, shares of the Fund’s holding in UK-based telecom Vodafone Group declined after sales weakened due to competitive pressures in Italy and Spain, and the company’s warning of slower growth ahead. Vodafone’s new CEO has prioritized improving its asset returns, as well as accelerating cost-cutting. The Fund’s lack of exposure to tech giant Apple Inc. also weighed on relative performance as its stock price surged over the reporting period as investors believed that the company will see continued high growth. We prefer other technology stocks such as Google’s parent, Alphabet Inc., and enterprise software firm Oracle Corp. Meanwhile, British American Tobacco plc’s shares moved lower due to the continued uncertainty around the evolution of next-generation products. We still favor the company for its strong brands and we believe it has good management and resilient growth in earnings and dividends.

On the flipside, the Fund’s holdings in the U.S. generally performed well over the reporting period. Shares of discount apparel retailer TJX Companies advanced after its revenues were buoyed by higher customer traffic and the company issued a positive business outlook. The Fund’s holding in financial services firm Visa Inc. was similarly boosted by better-than-expected corporate results and its higher target for full-year 2018 earnings. Shares of Italy-listed Tenaris S.A., which supplies steel pipes for the energy industry, rose in tandem with the oil price over the 12-month period.

Regarding portfolio activity during the reporting period, we initiated positions in several companies, including Singapore-based Oversea-Chinese Banking Corporation (OCBC), as we believe that it is well run and has prudent management. In our view, the lender is well-capitalized, has an attractive dividend yield, and provides good growth opportunities, both in the region as well as in wealth management. We also established a new position in Yum China, a leading restaurant-chain operator, as we like its mix of brands and we believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s position in enterprise software company Oracle Corp. to fund the initiation of a holding in Alphabet Inc., the parent company of Google. The world leader in digital advertising platforms has a wide competitive moat2 as well as a cash-rich balance sheet, and is gaining scale in its cloud offering. We also reduced the holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify3 the Fund’s exposure to the semiconductor industry by reinvesting the proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market.

Other new positions established during the reporting period were Chinese internet giant Tencent Holdings, as we think that the business offers good long-term growth opportunities and brings further diversification3 to the Fund. We initiated a holding in U.S. derivatives exchange operator CME Group as we believe that it has attractive fundamentals, including a wide range of products and an established network, and is poised to benefit from increased market volatility. We also established a new holding in U.S.-based online travel service provider Booking Holdings, which in our view has a dominant market position and is a reliable cash-generator. We believe that the company’s revenue should continue to grow as such platforms win market share. Other new positions included British speciality chemicals company Croda, a high-quality business that we think is well-positioned to benefit from increasing demand for natural ingredients; global beauty products company Estee Lauder as we believe that it has a well-diversified brand portfolio and attractive long-term growth opportunities; and First Republic Bank, a domestically focused U.S. lender with a healthy capital position and attractive growth prospects, in our view.

Conversely, we exited the Fund’s positions in Tenaris, as we considered the stock fully valued, and drug-maker Perrigo, which faced potential litigation and challenges at its Omega Pharma division. We also sold the Fund’s shares in South African telecom MTN Group, given the rising political risk attributable to a proposed fine by the Nigerian government, which alleged that the company illegally moved funds out of that country. We believe that this compromises the quality threshold required for inclusion in the Fund.

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

[2]	A business moat is a competitive advantage that one company has over other companies in the same industry.

[3]	Diversification does not ensure a profit or protect against a loss in a declining market.

2018 Annual Report	35

Aberdeen Global Equity Fund (Unaudited) (concluded)

We exited the Fund’s position in U.S.-based tobacco company Philip Morris International, given its recent share-price outperformance and as part of our effort to manage the Fund’s tobacco industry exposure. Finally, we sold the Fund’s shares in Australia-based global mining giant BHP Billiton to fund what we believed were better opportunities elsewhere.

Global markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, may provide discerning investors with opportunities to take advantage of mispricing of stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks with defensive characteristics, which we believe should bode well for the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

36	Annual Report 2018

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-4.97%	1.31%	6.53%
	w/SC2	-10.41%	0.12%	5.90%
Class C	w/o SC	-5.53%	0.68%	5.84%
	w/SC3	-6.40%	0.68%	5.84%
Class R4	w/o SC	-5.27%	0.99%	6.25%
Institutional Service Class[4,5]	w/o SC	4.65%	1.66%	6.78%
Institutional Class[4]	w/o SC	-4.63%	1.65%	6.85%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Fund’s Class A shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index (ACWI) and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index captures large and mid cap representation across 23 Developed Markets (DM) countries. With 1,644 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

MSCI ACWI captures large and mid cap representation across 23 DM and 24 Emerging Markets (EM) countries. With 2,489 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	37

Aberdeen Global Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	91.1%
Preferred Stocks	7.3%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(0.4)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	19.4%
Financials	17.6%
Consumer Staples	17.4%
Health Care	10.7%
Industrials	8.2%
Materials	6.7%
Communication Services	5.7%
Consumer Discretionary	5.5%
Energy	5.2%
Real Estate	2.0%
Other	1.6%
100.0%

Top Holdings*
Visa, Inc., Class A	3.8%
Novartis AG	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	2.7%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	2.6%
Amdocs Ltd.	2.6%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	2.4%
Linde PLC	2.3%
Samsung Electronics Co. Ltd., GDR	2.3%
PepsiCo, Inc.	2.3%
Schlumberger Ltd.	2.3%
Other	73.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	32.3%
United Kingdom	14.5%
Japan	9.5%
Switzerland	7.7%
Germany	5.5%
Hong Kong	4.4%
China	3.9%
India	3.6%
Taiwan	2.7%
Brazil	2.6%
Other	13.3%
100.0%

38	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (91.1%)
AUSTRALIA (0.1%)
Consumer Staples (0.1%)
Treasury Wine Estates Ltd.	1,753	$18,770
CANADA (1.7%)
Materials (1.7%)
Nutrien Ltd.	11,240	595,021
CHINA (3.9%)
Communication Services (1.7%)
Tencent Holdings Ltd. (a)	16,800	575,556
Consumer Discretionary (2.2%)
Yum China Holdings, Inc.	20,600	743,248
		1,318,804
GERMANY (3.1%)
Health Care (1.8%)
Fresenius Medical Care AG & Co. KGaA (a)	7,700	604,577
Information Technology (1.3%)
Infineon Technologies AG (a)	22,600	452,834
		1,057,411
HONG KONG (4.4%)
Financials (1.9%)
AIA Group Ltd. (a)	84,100	639,752
Industrials (1.5%)
Jardine Matheson Holdings Ltd. (a)	8,600	496,593
Real Estate (1.0%)
Swire Pacific Ltd., Class A (a)	34,300	356,332
		1,492,677
INDIA (3.6%)
Consumer Staples (1.6%)
ITC Ltd. (a)	140,650	530,714
Financials (2.0%)
Housing Development Finance Corp. Ltd. (a)	28,700	685,810
		1,216,524
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	6,200	688,200
JAPAN (9.5%)
Consumer Staples (2.1%)
Japan Tobacco, Inc. (a)	27,100	696,343
Health Care (1.7%)
Sysmex Corp. (a)	8,200	575,144
Industrials (1.4%)
FANUC Corp. (a)	2,810	488,847
Information Technology (1.7%)
Keyence Corp. (a)	1,200	586,223
Materials (1.6%)
Shin-Etsu Chemical Co. Ltd. (a)	6,400	534,787
Real Estate (1.0%)
Daito Trust Construction Co. Ltd. (a)	2,600	342,780
		3,224,124
MEXICO (1.8%)
Consumer Staples (1.8%)
Fomento Economico Mexicano SAB de CV, ADR	7,100	603,997
SINGAPORE (1.4%)
Financials (1.4%)
Oversea-Chinese Banking Corp. Ltd. (a)	61,896	480,836
SWEDEN (2.4%)
Industrials (2.4%)
Atlas Copco AB, A Shares (a)	19,500	482,074
Epiroc AB, Class A (b)	36,400	319,643
		801,717
SWITZERLAND (7.7%)
Consumer Staples (2.1%)
Nestle SA (a)	8,700	734,481
Health Care (5.6%)
Novartis AG (a)	13,600	1,190,983
Roche Holding AG (a)	2,900	705,751
		1,896,734
		2,631,215
TAIWAN (2.7%)
Information Technology (2.7%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	23,800	906,780
THAILAND (2.0%)
Financials (2.0%)
Kasikornbank PCL (a)	114,400	688,871
UNITED KINGDOM (14.5%)
Communication Services (2.0%)
Vodafone Group PLC (a)	371,300	698,244
Consumer Staples (3.4%)
British American Tobacco PLC (a)	14,100	611,239
Diageo PLC (a)	15,500	535,858
		1,147,097
Energy (1.6%)
Royal Dutch Shell PLC, B Shares (a)	16,700	544,636
Financials (1.2%)
Standard Chartered PLC (a)	57,030	399,706
Industrials (2.9%)
Experian PLC (a)	23,100	531,281
Rolls-Royce Holdings PLC (a)	44,027	472,154
		1,003,435

See accompanying Notes to Financial Statements.

2018 Annual Report	39

Statement of Investments (concluded)

October 31, 2018

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
Materials (3.4%)
Croda International PLC (a)	5,653	$348,200
Linde PLC	4,800	794,256
		1,142,456
		4,935,574
UNITED STATES (30.3%)
Communication Services (2.0%)
Alphabet, Inc., Class A (b)	620	676,160
Consumer Discretionary (3.3%)
Booking Holdings, Inc. (b)	200	374,916
TJX Cos., Inc. (The)	6,800	747,184
		1,122,100
Consumer Staples (3.9%)
Estee Lauder Cos., Inc. (The), Class A	4,000	549,760
PepsiCo, Inc.	6,850	769,803
		1,319,563
Energy (3.6%)
EOG Resources, Inc.	4,300	452,962
Schlumberger Ltd.	14,900	764,519
		1,217,481
Financials (6.5%)
CME Group, Inc.	2,300	421,452
First Republic Bank	3,800	345,762
Intercontinental Exchange, Inc.	9,500	731,880
M&T Bank Corp.	4,200	694,722
		2,193,816
Health Care (1.6%)
Johnson & Johnson	3,800	531,962
Information Technology (9.4%)
Amdocs Ltd.	14,000	885,780
Cognizant Technology Solutions Corp., Class A	4,800	331,344
Oracle Corp.	14,300	698,412
Visa, Inc., Class A	9,400	1,295,790
		3,211,326
		10,272,408
Total Common Stocks		30,932,929
PREFERRED STOCKS (7.3%)
BRAZIL (2.6%)
Financials (2.6%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	97,140	890,774
GERMANY (2.4%)
Consumer Staples (2.4%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	7,300	797,559
SOUTH KOREA (2.3%)
Information Technology (2.3%)
Samsung Electronics Co. Ltd., GDR	1,000	782,000
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, C Shares (b)	2,025,242	2,589
Total Preferred Stocks		2,472,922
SHORT-TERM INVESTMENT (2.0%)
UNITED STATES (2.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	672,465	672,465
Total Short-Term Investment		672,465
Total Investments (Cost $31,527,960) (d)—100.4%		34,078,316

Liabilities in Excess of Other Assets—(0.4)%		(150,903)
Net Assets—100.0%		$33,927,413

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

40	Annual Report 2018

Aberdeen Global Infrastructure Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine Global Infrastructure Fund (the “Predecessor Fund”) in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen Global Infrastructure Fund (Institutional Class shares net of fees) returned -5.13% for the 12-month period ended October 31, 2018, versus the -7.57% return of its benchmark, the Standard & Poor’s (S&P) Global Infrastructure Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Infrastructure Funds (comprising 35 funds), as measured by Lipper, Inc., was -5.37%.

Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index,1 posted flat returns in aggregate over the reporting period. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market S&P 500 Index initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

At the stock level, the Fund’s underweight allocation to Atlantia SpA relative to its benchmark was a key contributor to performance for the 12-month reporting period. Atlantia is an Italian holding company operating toll motorways and airports. The company’s primary asset is Autostrade per l’Italia, the largest concessionaire in the Italian auto network. The company’s shares declined following a deadly bridge collapse in Genoa and the subsequent threat from the Italian government of revoking the company’s concession on the Autostrade per l’Italia. The Fund’s holding in Norfolk Southern Corp., which is not a constituent of the benchmark, enhanced performance. The company, which is one of the largest railroad operators in the U.S., reported increased carload growth and improving operational ratios over the reporting period. Additionally, Norfolk Southern is in the process of implementing precision scheduled railroading, which we believe may further improve its operational results. Shares of the Fund’s holding in Cosan Logistica S.A., which also is not represented in the benchmark index, rallied over the reporting period. Cosan Logistica is a holding company whose sole asset is shares of Rumo, a railway concession operator in Brazil. Following the 2015 merger between Rumo and Latin American Logistics, the combined company has instituted a significant capital expenditure plan in a bid to take market share away from higher-cost truck operators. In our view, this initiative appears to be bearing fruit, as demonstrated by recently improving earnings growth and rising volumes.

Conversely, the absence of a holding in Oneok Inc., a diversified energy company, was a key detractor from the Fund’s relative performance for the reporting period. Oneok’s shares moved higher as the company announced strong earnings before interest, tax, depreciation and amortization (EBITDA) and dividend growth during the reporting period. Shares of Fund holding CCR S.A., a Brazilian toll road operator, remained weak as corruption allegations against the company have not been resolved. Additionally, investors were frustrated that the capital raised in the company’s secondary offering in February 2017, has not been invested. Shares of the Fund holding in Tower Bersama Infrastructure, which is not a constituent of the benchmark index, declined during the period. The Indonesian cell tower operator faced investors’ fears over pricing pressures on new leases. In particular, concerns arose that some customers may not renew their leases if pricing concessions are not made.

During the reporting period, we continued to hedge a portion of the Fund’s currency exposure to the euro and the Hong Kong dollar. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

We maintain our view that there are numerous opportunities to invest in infrastructure globally. Now that the November 2018 Congressional midterm elections in the U.S. are behind us, we believe that infrastructure spending may increase, as it is an initiative that both Republicans and Democrats support. In particular, the incoming head of the Transportation and Infrastructure Committee in the U.S. House of Representatives is looking for the White House to back substantial additional funds to rebuild U.S. roads, bridges and airports, and President Donald Trump has suggested that there could be a deal on infrastructure spending. In terms of timing, key Democratic Party leaders have expressed an interest to move a bill out of the House early in 2019 before Washington becomes consumed by the 2020 presidential campaign. Meanwhile, according to Oxford Economics, Global Infrastructure Hub, China, the U.S. and Brazil have infrastructure investment gaps of US$1.9 trillion, US$3.8 trillion, and US$1.2 trillion, respectively.2 China is in the midst of investing US$1 trillion in its “One Belt, One Road” project. Furthermore, the urban population of the world has grown from 751 million in 1950 to 4.2 billion in 2018. Fifty-five percent of the world’s population now lives in urban areas, a proportion that is

[1]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries and 24 emerging-market countries..

[2]	Source: Oxford Economics, Global Infrastructure Hub, July 2017.

2018 Annual Report	41

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

expected to increase to 68% by 2050.3 Projections show that urbanization, combined with the overall growth of the world’s population, could add another 2.5 billion people to urban areas by 2050.3 We believe that cities will need to invest in their infrastructure in an effort to accommodate that growth.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Because the Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

[3]	Source: 2018 Revision of World Urbanization Prospects, produced by the Population Division of the United Nations Department of Economic and Social Affairs.

42	Annual Report 2018

Aberdeen Global Infrastructure Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	Inception[4]
Class A	w/o SC	-5.39%	3.95%	8.88%
	w/SC2	-10.83%	2.73%	7.94%
Institutional Class[3]	w/o SC	-5.13%	4.22%	11.93%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on November 3, 2008.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Global Infrastructure Fund, S&P Global Infrastructure Index, Morgan Stanley Capital International All Country World Index (MSCI ACWI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The S&P Global Infrastructure Index is a total return index that is designed to track 75 companies from around the world chosen to represent the listed infrastructure industry while maintaining liquidity and tradability. To create diversified exposure, the index includes three distinct infrastructure clusters: energy, transportation, and utilities. Net Total Return (NTR) indexes include reinvestments of all dividends minus taxes.

The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. With 2,787 constituents, the index covers approximately 85% of the global investable equity opportunity set. DM countries in the Index are Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	43

Aberdeen Global Infrastructure Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	97.7%
Exchange-Traded Funds	1.1%
Short-Term Investment	0.5%
Other Assets in Excess of Liabilities	0.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	41.3%	*
Utilities	22.5%
Communication Services	14.0%
Energy	8.2%
Real Estate	7.0%
Materials	3.8%
Consumer Discretionary	1.0%
Other	2.2%
	100.0%

*	As of October 31, 2018, the Fund’s holdings in the Industrials sector were allocated to five industries: Road & Rail (14.9%), Transportation Infrastructure (13.8%), Construction & Engineering (9.5%), Commercial Services & Supplies (1.9%) and Machinery (1.2%).

Top Holdings*
Cosan Logistica SA	2.9%
Ferrovial SA	2.9%
Canadian Pacific Railway Ltd.	2.7%
Kinder Morgan, Inc.	2.5%
Enbridge, Inc.	2.5%
Williams Cos., Inc.	2.5%
NextEra Energy, Inc.	2.4%
Veolia Environnement SA	2.4%
Norfolk Southern Corp.	2.3%
American Tower Corp., REIT	2.3%
Other	74.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	45.2%
Spain	8.2%
China	8.0%
France	6.9%
Canada	5.2%
Brazil	5.0%
Italy	4.2%
Indonesia	3.8%
Mexico	3.4%
Japan	2.1%
Other	8.0%
100.0%

44	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.7%)
ARGENTINA (1.1%)
Industrials (0.6%)
Corp. America Airports SA (a)	78,000	$618,540
Materials (0.5%)
Loma Negra Cia Industrial Argentina SA, ADR (a)	60,000	540,600
		1,159,140
BRAZIL (5.0%)
Industrials (5.0%)
CCR SA	780,000	2,299,234
Cosan Logistica SA (a)	905,000	3,098,133
		5,397,367
CANADA (5.2%)
Energy (2.5%)
Enbridge, Inc.	86,400	2,692,186
Industrials (2.7%)
Canadian Pacific Railway Ltd.	13,900	2,849,500
		5,541,686
CHINA (8.0%)
Communication Services (0.9%)
China Unicom Hong Kong Ltd., ADR	95,000	990,850
Industrials (6.2%)
China Everbright International Ltd. (b)	1,048,333	838,662
China Merchants Port Holdings Co. Ltd. (b)	595,000	1,013,481
China Railway Construction Corp. Ltd., Class H (b)	997,000	1,266,197
COSCO SHIPPING Ports Ltd. (b)	1,099,227	1,123,452
CRRC Corp. Ltd., Class H (b)	1,448,200	1,271,913
Zhejiang Expressway Co. Ltd., Class H (b)	1,300,100	1,093,239
		6,606,944
Utilities (0.9%)
Beijing Enterprises Water Group Ltd. (b)	2,000,000	1,021,318
		8,619,112
FRANCE (6.9%)
Industrials (4.6%)
Aeroports de Paris (b)	7,600	1,589,562
Bouygues SA (b)	29,500	1,074,705
Vinci SA (b)	25,200	2,242,785
		4,907,052
Utilities (2.3%)
Veolia Environnement SA (b)	127,400	2,539,018
		7,446,070
GERMANY (0.8%)
Industrials (0.8%)
Fraport AG Frankfurt Airport Services Worldwide (b)	11,300	872,649
INDONESIA (3.8%)
Communication Services (2.8%)
Sarana Menara Nusantara Tbk PT (b)	16,565,200	527,483
Tower Bersama Infrastructure Tbk PT (b)	5,104,100	1,571,270
XL Axiata Tbk PT (a)(b)	5,071,800	876,448
		2,975,201
Industrials (1.0%)
Jasa Marga Persero Tbk PT (b)	3,850,000	1,052,455
		4,027,656
ITALY (4.2%)
Industrials (1.2%)
Atlantia SpA (b)	64,200	1,290,027
Materials (1.6%)
Buzzi Unicem SpA (b)	88,100	1,691,714
Utilities (1.4%)
Enel SpA (b)	319,600	1,567,020
		4,548,761
JAPAN (2.1%)
Industrials (2.1%)
East Japan Railway Co. (b)	25,400	2,218,377
MEXICO (3.4%)
Industrials (1.9%)
Promotora y Operadora de Infraestructura SAB de CV	228,400	2,073,936
Utilities (1.5%)
Infraestructura Energetica Nova SAB de CV	397,000	1,548,072
		3,622,008
NETHERLANDS (1.0%)
Communication Services (1.0%)
Koninklijke KPN NV (b)	400,000	1,055,410
PHILIPPINES (1.7%)
Industrials (1.7%)
International Container Terminal Services, Inc.	1,063,000	1,797,991
PORTUGAL (1.4%)
Communication Services (1.4%)
NOS SGPS SA (b)	275,900	1,547,497
SPAIN (8.2%)
Communication Services (2.3%)
Cellnex Telecom SA (b)(c)	99,000	2,462,752
Industrials (2.9%)
Ferrovial SA (b)	154,010	3,083,438
Utilities (3.0%)
Atlantica Yield PLC	75,000	1,470,750
EDP Renovaveis SA	200,000	1,798,649
		3,269,399
		8,815,589

See accompanying Notes to Financial Statements.

2018 Annual Report	45

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Infrastructure Fund

	Shares or Principal Amount	Value
UNITED KINGDOM (1.3%)
Communication Services (1.3%)
Vodafone Group PLC (b)	744,900	$1,400,813
UNITED STATES (43.6%)
Communication Services (4.3%)
Comcast Corp., Class A	39,500	1,506,530
DISH Network Corp., Class A (a)	31,000	952,940
T-Mobile US, Inc. (a)	30,800	2,111,340
		4,570,810
Consumer Discretionary (1.0%)
TravelCenters of America LLC (a)	236,100	1,100,226
Energy (5.6%)
Kinder Morgan, Inc. (d)	159,500	2,714,690
SemGroup Corp., Class A	37,700	697,073
Williams Cos., Inc.	108,800	2,647,104
		6,058,867
Industrials (10.6%)
Dycom Industries, Inc. (a)	15,300	1,038,564
Genesee & Wyoming, Inc., Class A (a)(d)	25,300	2,004,519
Kansas City Southern	12,400	1,264,304
MasTec, Inc. (a)(d)	31,500	1,370,565
Norfolk Southern Corp.	15,000	2,517,450
Union Pacific Corp.	13,300	1,944,726
Waste Connections, Inc.	15,600	1,192,464
		11,332,592
Materials (1.7%)
Vulcan Materials Co.	18,000	1,820,520
Real Estate (7.0%)
American Tower Corp., REIT	15,900	2,477,379
CoreCivic, Inc., REIT	61,100	1,372,306
Crown Castle International Corp., REIT	22,500	2,446,650
GEO Group, Inc. (The), REIT	53,200	1,176,252
		7,472,587
Utilities (13.4%)
American Electric Power Co., Inc.	18,000	1,320,480
Clearway Energy, Inc.	98,100	1,923,741
CMS Energy Corp.	39,300	1,946,136
DTE Energy Co.	16,300	1,832,120
Evergy, Inc.	30,756	1,722,028
FirstEnergy Corp.	51,500	1,919,920
NextEra Energy, Inc.	15,000	2,587,500
Vistra Energy Corp. (a)	52,200	1,181,286
		14,433,211
		46,788,813
Total Common Stocks		104,858,939
EXCHANGE-TRADED FUNDS (1.1%)
UNITED STATES (1.1%)
Alerian MLP ETF (d)	116,000	1,139,120
Total Exchange-Traded Funds		1,139,120
SHORT-TERM INVESTMENT (0.5%)
UNITED STATES (0.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	593,256	593,256
Total Short-Term Investment		593,256
Total Investments (Cost $108,843,573) (f)—99.3%		106,591,315

Other Assets in Excess of Liabilities—0.7%		743,561
Net Assets—100.0%		$107,334,876

(a)	Non-income producing security.
(b)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	All or a portion of the securities are on loan. The total value of all securities on loan is $5,311,809. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(l) for additional information.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
ETF	Exchange-Traded Fund
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

46	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Global Infrastructure Fund

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
Hong Kong Dollar/United States Dollar 11/06/2018	State Street Bank and Trust	HKD	20,000,000	USD	2,564,571	$2,550,804	$(13,767)
						$2,550,804	$(13,767)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Hong Kong Dollar 11/06/2018	State Street Bank and Trust	USD	11,601,601	HKD	90,000,000	$11,478,619	$122,982
United States Dollar/Euro 01/10/2019	UBS AG	USD	4,635,160	EUR	4,000,000	4,560,137	75,023
United States Dollar/Hong Kong Dollar 01/10/2019	State Street Bank and Trust	USD	7,660,882	HKD	60,000,000	7,664,475	(3,593)
						$23,703,231	$194,412

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Annual Report	47

Aberdeen Income Builder Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine Income Builder Fund (the “Predecessor Fund”) in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5, 2018 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen Income Builder Fund (Institutional Class shares net of fees) returned 4.38% for the 12-month period ended October 31, 2018, versus the 7.35% return of its benchmark, the Standard & Poor’s (S&P) 500 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Equity Income Funds (comprising 225 funds), as measured by Lipper, Inc., was 3.00%.

Global equities, as measured by the Morgan Stanley Capital International (MSCI) World Index,1 posted flat returns in aggregate over the reporting period. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market S&P 500 Index initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

The overall U.S. fixed income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index, declined 2.05% during the reporting period as both short- and long-term Treasury yields moved sharply higher and the Federal Reserve (Fed) remained committed to tightening monetary policy. One notable exception was the high-yield corporate bond sector, which generated a modest gain of 0.21% over the period as measured by the ICE Bank of America Merrill Lynch Global High Yield Constrained Index.2

For the period from November 1, 2017 through May 4, 2018, the underperformance of the Predecessor Fund’s equity portfolio relative to its benchmark, the S&P 500 Index, was attributable mainly to stock selection in the consumer discretionary, real estate and information technology sectors. The largest detractors from relative performance among individual holdings were global real estate and investment management firm Colony NorthStar Inc., diversified media company Comcast Corp., and enterprise software company Oracle Corp. Shares of Colony NorthStar Inc. fell sharply in March 2018, when the company announced a surprisingly large dividend cut as well as generally disappointing earnings for the fourth quarter of its 2017 fiscal year. It appears that the tri-party merger with NorthStar Asset Management and NorthStar Realty Finance has been more challenging than management had anticipated. Fears of “cord-cutting,” along with an unexpected unsolicited offer to acquire Sky PLC, pressured shares of Comcast Corp. during the reporting period. Sky had previously received a merger offer from Twenty-First Century Fox, which subsequently agreed to be acquired by Disney. Oracle Corp.’s stock price declined in March 2018, after the company’s fourth-quarter 2017 results generally did not meet the market’s expectations. Oracle Corp. reported year-over-year deceleration in cloud revenue growth; the company’s cloud business appears to be growing more slowly than that of its larger competitors.

On the positive side, the Predecessor Fund’s relative performance was bolstered by holdings in the consumer staples, industrials, and materials sectors. The primary individual stock contributors included networking equipment manufacturer Cisco Systems Inc., IT services provider CSRA Inc., and hardware and software company Microsoft Corp. Cisco Systems Inc. reported largely better-than-expected results and a positive business outlook during the reporting period. Shares of CSRA Inc. rose sharply after it was acquired by General Dynamics Corp. in early April 2018. Microsoft Corp.’s stock price rallied during the reporting period along with its peers in the technology sector as its revitalization plan under its new chief executive officer continued to take hold and its cloud-computing business continued to show significant growth.

From May 5, 2018 through October 31, 2018, the performance of the Fund’s equity portfolio relative to the S&P 500 Index was supported by positions in the health care and consumer discretionary sectors. The primary individual stock contributors included technology company Apple Inc., off-price retailer TJX Companies and pharmaceutical firm Pfizer Inc. Apple benefited from the anticipation of a new iPhone launch and growth of their services business. The latter is a key business for Apple because it provides a recurring revenue stream with higher margins and, therefore, reduces the company’s reliance on hardware sales. Disruption in the retail industry from e-commerce growth and the mismanagement of inventories at full-price retailers creates excess supply of goods in the marketplace. TJX Companies is the beneficiary of this market disorder. Additionally, the company gained significant market share over the reporting period and is a destination for value-seeking consumers. While there was no specific product news attributed to Pfizer’s outperformance during the period, the company was largely

[1]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed market countries.

[2]	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.

[3]

The ICE Bank of America Merrill Lynch Global High Yield Constrained Index tracks the performance of U.S. dollar-, Canadian dollar-, British sterling- and euro-denominated publicly issued non-investment grade corporate debt.

48	Annual Report 2018

Aberdeen Income Builder Fund (Unaudited) (continued)

viewed as an offset to the volatility in the marketplace. Specifically, investors appeared to reward the company’s steady cash flow profile.

Conversely, stock selection in the information technology and financials sectors hampered the Fund’s relative performance for the period of May 5, 2018 through October 31, 2018. The largest detractors among individual holdings were semiconductor company Applied Materials, Inc., software company Symantec Corp. and technology company TE Connectivity Ltd. Given the global slowdown in the semiconductor industry, sales of Applied Materials’ equipment used in the production of semiconductors has decelerated, which hindered its stock price. Shares of Symantec Corp.’s share price moved lower following management’s announcement regarding an audit investigation into its historical financial results. The impact was expected to be non-material, but management’s method of conveying this information to investors caused the company share price to fall. TE Connectivity has substantial exposure to the auto industry. Fear of a North American slowdown in auto sales, combined with declining auto sales in China, weighed on the company’s share price during the reporting period.

The U.S. high-yield corporate bond market lagged the positive returns of the U.S. broader equity market S&P 500 Index for the period of May 5, 2018 through October 31, 2018. This occurred as rising interest rates and investor outflows kept the high-yield market fairly flat in total return terms. However, as investors adopted a risk-off tone towards the end of the reporting period in October 2018, high-yield bonds outperformed equities, underlining the benefits of both diversification and income in a volatile market. Regarding the Fund’s individual high-yield bond holdings, Welltec A/S was a leading contributor to relative performance. The company develops and provides well technologies and solutions for the oil and gas industry. The bonds performed relatively well over the period despite a volatile price environment for oil, as the company has seen activity levels in its market improve and demand for its niche products increase. Bonds issued by Pitney Bowes Inc., an integrated mail and document management company, were downgraded to below investment-grade in early May 2018 by the major credit rating agencies.3 Following the move, we saw the reset in valuations as an attractive entry point and established a position in the Fund. The company’s earnings stabilized over the reporting period and investors became more comfortable with the bonds given what they viewed as the company’s attractive cash-flow profile.

The Fund’s high-yield corporate bond holding in retail drugstore and pharmacy operator Rite Aid Corp. weighed on the relative performance for the reporting period. This occurred as its scheduled merger with Albertson’s was unexpectedly cancelled in August 2018. As Rite Aid’s bonds were trading with a high probability of being tendered at a premium given restrictive covenants4 that would be enacted had the merger been successful, the price of its bonds declined on the news of the cancellation as investors reassessed standalone Rite Aid credit risk. Another Fund holding, Weatherford International Ltd., is an international oilfield services company that is the product of numerous acquisitions over the course of several years. New management has been installed and a restructuring of the business, which includes significant cost-savings goals and divestitures,5 has begun, with the goal of reducing leverage. However, the progress of the restructuring generally has not met the market’s expectations as free cash-flow and announced divestitures has been delayed.

The Fund had no significant exposure to derivatives during the reporting period.

Global markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, may provide discerning investors with opportunities to take advantage of mispricing of stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks that pay dividends and have defensive characteristics, which we believe should bode well for the Fund’s performance.

Portfolio Management:

North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

[4]

S&P Global Ratings, Moody’s Investor Services and Fitch Ratings Inc.’s credit ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[5]	A bond covenant is a legally binding term of agreement between a bond issuer and a bondholder that is designed to protect the interests of both parties.

[6]

Divestiture comprises the partial or full disposal of a business unit through sale, exchange, closure or bankruptcy. A divestiture typically results from a management decision to cease operations of a business unit because it is not part of a company’s core competency.

2018 Annual Report	49

Aberdeen Income Builder Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

50	Annual Report 2018

Aberdeen Income Builder Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	Inception[3]
Class A	w/o SC	4.04%	7.78%	10.78%
	w/SC2	-1.96%	6.51%	9.83%
Institutional Class[4]	w/o SC	4.38%	8.04%	11.35%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Predecessor Fund commenced operations on November 5, 2008.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum initial investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Income Builder Fund, the S&P 500® Index, the Dow Jones Industrial Average and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The Dow Jones Industrial Average is a price-weighted average of 30 significant stocks traded on the New York Stock Exchange and the Nasdaq.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	51

Aberdeen Income Builder Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	55.0%
Corporate Bonds	39.5%
Short-Term Investment	7.3%
Liabilities in Excess of Other Assets	(1.8)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	20.5%
Health Care	16.0%
Consumer Discretionary	12.7%
Industrials	11.7%
Financials	11.4%
Energy	6.3%
Communication Services	5.8%
Consumer Staples	4.2%
Utilities	2.5%
Materials	1.8%
Other	7.1%
100.0%

Top Holdings*
Apple, Inc.	4.3%
Microsoft Corp.	3.5%
Johnson & Johnson	2.9%
Pfizer, Inc.	2.6%
Texas Instruments, Inc.	2.4%
TJX Cos., Inc. (The)	2.4%
Aetna, Inc.	2.2%
JPMorgan Chase & Co.	2.1%
Cisco Systems, Inc.	2.1%
CSX Corp.	1.8%
Other	73.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	98.9%
Canada	1.5%
Netherlands	0.9%
Denmark	0.5%
Other	(1.8)%
100.0%

52	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
COMMON STOCKS (55.0%)
Communication Services (5.8%)
Alphabet, Inc., Class A (a)	1,400	$1,526,812
Alphabet, Inc., Class C (a)	1,400	1,507,478
Comcast Corp., Class A	45,000	1,716,300
Verizon Communications, Inc.	15,000	856,350
		5,606,940
Consumer Discretionary (2.4%)
TJX Cos., Inc. (The)	21,000	2,307,480
Consumer Staples (3.1%)
Constellation Brands, Inc., Class A	5,000	996,150
PepsiCo, Inc.	13,000	1,460,940
Walgreens Boots Alliance, Inc.	7,500	598,275
		3,055,365
Energy (1.1%)
Helmerich & Payne, Inc.	8,000	498,320
Marathon Petroleum Corp.	8,000	563,600
		1,061,920
Financials (9.1%)
Bank of America Corp.	61,000	1,677,500
Citigroup, Inc.	22,000	1,440,120
CME Group, Inc.	8,000	1,465,920
Discover Financial Services	16,000	1,114,720
JPMorgan Chase & Co.	19,000	2,071,380
PNC Financial Services Group, Inc. (The)	8,000	1,027,920
		8,797,560
Health Care (11.2%)
Aetna, Inc.	11,000	2,182,400
Becton Dickinson and Co.	7,000	1,613,500
Johnson & Johnson	20,000	2,799,800
Pfizer, Inc.	60,000	2,583,600
UnitedHealth Group, Inc.	6,500	1,698,775
		10,878,075
Industrials (5.1%)
CSX Corp.	25,000	1,721,500
Raytheon Co.	9,000	1,575,360
Snap-on, Inc.	11,000	1,693,340
		4,990,200
Information Technology (13.6%)
Apple, Inc.	19,000	4,158,340
Broadcom, Inc.	6,000	1,340,940
Cisco Systems, Inc.	44,000	2,013,000
Microsoft Corp.	32,000	3,417,920
Texas Instruments, Inc.	25,000	2,320,750
		13,250,950
Materials (1.3%)
Air Products & Chemicals, Inc.	8,000	1,234,800
Real Estate (0.5%)
Boston Properties, Inc., REIT	4,000	483,040
Utilities (1.8%)
CMS Energy Corp.	17,000	841,840
NextEra Energy, Inc.	5,500	948,750
		1,790,590
Total Common Stocks		53,456,920
CORPORATE BONDS (39.5%)
Aerospace & Defense (1.7%)
Bombardier, Inc., 7.50%, 12/01/2024 (b)	968,000	983,730
TransDigm, Inc., 6.00%, 07/15/2022	675,000	678,375
		1,662,105
Commercial Services & Supplies (2.4%)
Cimpress NV, 7.00%, 06/15/2026 (b)	850,000	848,937
Graham Holdings Co., 5.75%, 06/01/2026 (b)	363,000	365,723
Iron Mountain, Inc., 6.00%, 08/15/2023	1,070,000	1,095,412
		2,310,072
Computers & Peripherals (3.3%)
Banff Merger Sub, Inc., 9.75%, 09/01/2026 (b)	1,017,000	976,320
Dell International LLC / EMC Corp., 5.88%, 06/15/2021 (b)	445,000	451,128
Exela Intermediate LLC / Exela Finance, Inc., 10.00%, 07/15/2023 (b)	950,000	987,715
Harland Clarke Holdings Corp., 8.38%, 08/15/2022 (b)	900,000	812,250
		3,227,413
Diversified Financial Services (2.3%)
Alliance Data Systems Corp., 5.38%, 08/01/2022 (b)	1,169,000	1,173,384
Navient Corp., 4.88%, 06/17/2019	600,000	602,250
Tempo Acquisition LLC / Tempo Acquisition Finance Corp., 6.75%, 06/01/2025 (b)	436,000	415,159
		2,190,793
Diversified Telecommunication Services (2.0%)
Consolidated Communications, Inc., 6.50%, 10/01/2022	750,000	690,375
Frontier Communications Corp., 10.50%, 09/15/2022	363,000	302,198
Sprint Corp., 7.88%, 09/15/2023	900,000	960,750
		1,953,323
Electric Utilities (0.7%)
Calpine Corp., 5.75%, 01/15/2025	500,000	446,775
NRG Energy, Inc., 6.25%, 05/01/2024	232,000	236,844
		683,619
Energy Equipment & Services (1.2%)
Cheniere Corpus Christi Holdings LLC, 7.00%, 06/30/2024	1,081,000	1,168,831

See accompanying Notes to Financial Statements.

2018 Annual Report	53

Statement of Investments (concluded)

October 31, 2018

Aberdeen Income Builder Fund

	Shares or Principal Amount	Value
Engineering & Construction (0.6%)
TopBuild Corp., 5.63%, 05/01/2026 (b)	559,000	$532,448
Entertainment (0.9%)
Rivers Pittsburgh Borrower LP / Rivers Pittsburgh Finance Corp., 6.13%, 08/15/2021 (b)	863,000	858,685
Food Products (1.1%)
Clearwater Seafoods, Inc., 6.88%, 05/01/2025 (b)	506,000	484,495
Post Holdings, Inc., 5.00%, 08/15/2026 (b)	657,000	606,083
		1,090,578
Health Care Equipment & Supplies (0.6%)
Avantor, Inc., 6.00%, 10/01/2024 (b)	600,000	598,500
Healthcare Providers & Services (3.2%)
Centene Corp., 4.75%, 01/15/2025	550,000	543,240
DaVita, Inc., 5.13%, 07/15/2024	544,000	519,520
Encompass Health Corp., 5.75%, 11/01/2024	600,000	598,500
HCA, Inc., 4.75%, 05/01/2023	900,000	909,000
Tenet Healthcare Corp., 5.13%, 05/01/2025	600,000	577,500
		3,147,760
Home Builders (1.7%)
Century Communities, Inc., 5.88%, 07/15/2025	750,000	678,750
Lennar Corp., 4.75%, 11/29/2027	600,000	561,000
MDC Holdings, Inc., 6.00%, 01/15/2043	550,000	440,000
		1,679,750
Internet (0.5%)
Netflix, Inc., 5.38%, 02/01/2021	499,000	508,356
Leisure Time (0.5%)
Viking Cruises Ltd., 5.88%, 09/15/2027 (b)	500,000	473,750
Lodging (0.7%)
Wyndham Destinations, Inc., 6.35%, 10/01/2025	686,000	682,570
Machinery-Diversified (1.0%)
Apergy Corp., 6.38%, 05/01/2026 (b)	968,000	980,100
Media (4.9%)
Cablevision Systems Corp., 5.88%, 09/15/2022	500,000	502,500
CCO Holdings LLC / CCO Holdings Capital Corp., 5.88%, 04/01/2024 (b)	1,013,000	1,021,864
CSC Holdings LLC, 10.13%, 01/15/2023 (b)	1,383,000	1,504,566
Meredith Corp., 6.88%, 02/01/2026 (b)	900,000	900,000
Radiate Holdco LLC / Radiate Finance, Inc., 6.63%, 02/15/2025 (b)	600,000	561,000
Sirius XM Radio, Inc., 6.00%, 07/15/2024 (b)	251,000	256,597
		4,746,527
Metal Fabricate/Hardware (0.5%)
Novelis Corp., 5.88%, 09/30/2026 (b)	500,000	471,250
Office/Business Equipment (0.9%)
Pitney Bowes, Inc., 3.88%, 10/01/2021	926,000	879,700
Oil & Gas Services (1.1%)
Nine Energy Service, Inc., 8.75%, 11/01/2023 (b)	91,000	92,479
Weatherford International Ltd., 9.88%, 02/15/2024	600,000	468,000
Welltec AS, 9.50%, 12/01/2022 (b)	500,000	515,000
		1,075,479
Oil, Gas & Consumable Fuels (4.0%)
Bruin E&P Partners LLC, 8.88%, 08/01/2023 (b)	658,000	648,130
Magnolia Oil & Gas Operating LLC / Magnolia Oil & Gas Finance Corp., 6.00%, 08/01/2026 (b)	287,000	283,413
Moss Creek Resources Holdings, Inc., 7.50%, 01/15/2026 (b)	500,000	481,100
Oasis Petroleum, Inc., 6.25%, 05/01/2026 (b)	727,000	714,277
Sanchez Energy Corp., 7.25%, 02/15/2023 (b)	500,000	458,125
SM Energy Co., 6.75%, 09/15/2026	500,000	501,250
WPX Energy, Inc., 8.25%, 08/01/2023	750,000	842,812
		3,929,107
Pharmaceutical (1.0%)
Bausch Health Cos, Inc., 7.00%, 03/15/2024 (b)	900,000	942,471
Retail (1.1%)
Rite Aid Corp., 6.13%, 04/01/2023 (b)	600,000	509,625
Staples, Inc., 8.50%, 09/15/2025 (b)	600,000	543,000
		1,052,625
Software (1.6%)
ACI Worldwide, Inc., 5.75%, 08/15/2026 (b)	447,000	447,000
Change Healthcare Holdings LLC / Change Healthcare Finance, Inc., 5.75%, 03/01/2025 (b)	500,000	488,750
First Data Corp., 5.75%, 01/15/2024 (b)	603,000	606,769
		1,542,519
Total Corporate Bonds		38,388,331
SHORT-TERM INVESTMENT (7.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	7,039,177	7,039,177
Total Short-Term Investment		7,039,177
Total Investments (Cost $81,004,513) (d)—101.8%		98,884,428

Liabilities in Excess of Other Assets—(1.8)%		(1,701,501)
Net Assets—100.0%		$97,182,927

(a)	Non-income producing security.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

54	Annual Report 2018

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees) returned -10.56% for the 12-month period ended October 31, 2018, versus the -7.80% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Growth Funds (comprising 71 funds), as measured by Lipper, Inc., was 8.01%

International equities declined over the reporting period. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market S&P 500 Index initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

The Fund underperformed its benchmark, the MSCI AC World ex USA Index, for the reporting period due to negative stock selection.

At the stock level, South Korean beauty and cosmetics firm AmorePacific Group was a key detractor from the Fund’s relative performance, as the company’s shares declined after its results generally missed the market’s expectations. We are monitoring the stock’s performance. In Hong Kong, the Fund’s holding in luggage-maker Samsonite was pressured by a short-seller’s accusations of accounting lapses and poor corporate governance, as well as concerns over the impact of U.S.-China trade tensions. We believe that the Hong Kong-listed company remains better positioned than its competitors given its larger scale and solid brands. Shares of Brazilian fuel distributor Ultrapar Participacoes S.A. moved lower in tandem with the broader Brazilian equity market, which fell in response to an extended strike by truckers and concerns over economic reforms.

On the flipside, the Fund’s position in German industrial gas supplier Linde plc was a key contributor to relative performance for the reporting period. The company’s stock price advanced on its positive operating profits as well as progress towards the completion of its US$45 billion merger with rival Praxair. Shares of UK exchange-listed consumer credit information services company Experian plc rose on robust results for its 2017 fiscal year and a favorable outlook for 2018. The stock price of Italy-listed Tenaris S.A., which supplies steel pipes for the energy industry, was buoyed by the rising oil price.

Regarding portfolio activity over the period, we initiated positions in several companies including Yum China, a leading restaurant-chain operator, as we like its mix of brands and believe that it may potentially benefit from attractive business prospects in China. We trimmed the Fund’s holdings in Shin-Etsu Chemical Co. and Taiwan Semiconductor Manufacturing Co. in an effort to diversify* the Fund’s exposure to the semiconductor industry by reinvesting the sales proceeds into a new position in Infineon Technologies. We believe that Infineon Technologies is a high-quality business with a net-cash balance sheet that is well-established in automotive end-markets, and also serves the industrial automation market. Additionally, we initiated holdings in Chinese internet giant Tencent Holdings, as we think that the business offers good long-term growth opportunities and brings further diversification to the Fund, and Deutsche Boerse, as we believe that it is a well-managed securities exchange trading at an attractive valuation. We also established new positions in Swiss security group Dormakaba, which in our view possesses solid presence in various global markets and good financial metrics; Auckland International Airport, the largest airport in New Zealand, which we believe has a solid regional position and an effective strategy for medium- and long-term growth; Australia-based wine-maker Treasury Wine Estates, as we believe that it is well-positioned to benefit from growth internationally and its expansion of the premium range; British speciality chemicals company Croda, which in our view is a high-quality business poised to benefit from increasing demand for natural ingredients; and luxury products maker LVMH Moët Hennessy Louis Vuitton S.E., which as we think that it has a healthy diversified portfolio of brands and a good track record.

In contrast, we exited the Fund’s positions in Tenaris, as we considered the stock to be fully valued; hospitality chain Whitbread following its plans to sell its Costa Coffee business; and Ultrapar due to its deteriorating fundamentals and increased regulatory constraint. Furthermore, we sold the Fund’s shares in South African telecom MTN Group given rising political risk attributable to a proposed fine by the Nigerian government, which alleged that the company illegally moved funds out of that country. Finally, we exited the positions in Singapore telecom Singtel due to the intense competition that the company faces, and Australia-based global mining giant BHP Billiton, as we believed that there were better opportunities elsewhere.

Global markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, may provide discerning

*	Diversification does not ensure a profit or protect against a loss in a declining market.

2018 Annual Report	55

Aberdeen International Equity Fund (Unaudited) (concluded)

investors with opportunities to take advantage of mispricing of stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks with defensive characteristics, which we believe should bode well for the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

56	Annual Report 2018

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-10.93%	-1.23%	5.43%
	w/SC2	-16.06%	-2.39%	4.80%
Class C	w/o SC	-11.54%	-1.92%	4.70%
	w/SC3	-12.42%	-1.92%	4.70%
Class R4	w/o SC	-11.14%	-1.51%	5.17%
Institutional Service Class[4]	w/o SC	-10.58%	-0.97%	5.67%
Institutional Class[4]	w/o SC	-10.56%	-0.89%	5.78%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Aberdeen Asset Management Asia Limited began sub-advising the fund on January 1, 2009. Performance prior to this date reflects the performance of an unaffiliated sub-adviser.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US Index captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 2,163 constituents, the index covers approximately 85% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	57

Aberdeen International Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	105.7%
Preferred Stocks	9.9%
Short-Term Investment	2.0%
Liabilities in Excess of Other Assets	(17.6)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Consumer Staples	21.8%
Financials	21.1%
Industrials	15.4%
Health Care	14.9%
Information Technology	13.2%
Consumer Discretionary	7.9%
Materials	7.5%
Communication Services	6.6%
Real Estate	4.2%
Energy	3.0%
Other	(15.6)%
100.0%

Top Holdings*
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
AIA Group Ltd.	3.6%
Samsung Electronics Co. Ltd., GDR	3.5%
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	3.4%
Japan Tobacco, Inc.	3.3%
Roche Holding AG	3.2%
Royal Dutch Shell PLC, B Shares	3.0%
Henkel AG & Co. KGaA, Preferred Shares, 1.33%	3.0%
Novartis AG	3.0%
Fomento Economico Mexicano SAB de CV, ADR	2.8%
Other	67.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	20.6%
Japan	16.5%
Germany	12.6%
Switzerland	10.0%
Hong Kong	6.9%
South Korea	4.8%
China	4.6%
United States	4.1%
India	4.1%
Canada	4.0%
Other	11.8%
100.0%

58	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (105.7%)
AUSTRALIA (2.8%)
Consumer Staples (1.1%)
Treasury Wine Estates Ltd. (a)	409,645	$4,409,239
Health Care (1.7%)
CSL Ltd. (a)	49,800	6,648,157
		11,057,396
CANADA (4.0%)
Industrials (1.6%)
Ritchie Bros Auctioneers, Inc.	185,400	6,236,099
Materials (2.4%)
Nutrien Ltd.	181,360	9,600,804
		15,836,903
CHINA (4.6%)
Communication Services (2.0%)
Tencent Holdings Ltd. (a)	231,100	7,917,315
Consumer Discretionary (2.6%)
Yum China Holdings, Inc.	279,300	10,077,144
		17,994,459
FRANCE (3.3%)
Consumer Discretionary (1.2%)
LVMH Moet Hennessy Louis Vuitton SA (a)	15,600	4,733,125
Consumer Staples (2.1%)
L’Oreal SA (a)	36,200	8,156,085
		12,889,210
GERMANY (9.6%)
Financials (1.2%)
Deutsche Boerse AG (a)	38,600	4,877,979
Health Care (4.7%)
Bayer AG (a)	107,452	8,236,457
Fresenius Medical Care AG & Co. KGaA (a)	130,700	10,262,106
		18,498,563
Information Technology (1.6%)
Infineon Technologies AG (a)	310,400	6,219,451
Materials (2.1%)
Linde PLC (b)	49,896	8,186,157
		37,782,150
HONG KONG (6.9%)
Financials (3.6%)
AIA Group Ltd. (a)	1,840,300	13,999,241
Industrials (2.2%)
Jardine Matheson Holdings Ltd. (a)	151,500	8,748,127
Real Estate (1.1%)
Swire Pacific Ltd., Class A (a)	431,500	4,482,718
		27,230,086
INDIA (4.1%)
Consumer Staples (1.6%)
ITC Ltd. (a)	1,611,100	6,079,162
Financials (2.5%)
Housing Development Finance Corp. Ltd. (a)	418,100	9,990,837
		16,069,999
ISRAEL (2.4%)
Information Technology (2.4%)
Check Point Software Technologies Ltd. (b)(c)	85,900	9,534,900
JAPAN (16.5%)
Consumer Discretionary (2.0%)
Shimano, Inc. (a)	58,400	7,975,992
Consumer Staples (3.2%)
Japan Tobacco, Inc. (a)	500,100	12,850,222
Financials (2.1%)
Japan Exchange Group, Inc. (a)	465,700	8,341,019
Health Care (2.3%)
Sysmex Corp. (a)	130,400	9,146,190
Industrials (1.7%)
FANUC Corp. (a)	37,600	6,541,156
Information Technology (2.1%)
Keyence Corp. (a)	17,000	8,304,832
Materials (1.9%)
Shin-Etsu Chemical Co. Ltd. (a)	87,600	7,319,899
Real Estate (1.2%)
Daito Trust Construction Co. Ltd. (a)	35,600	4,693,445
		65,172,755
MEXICO (2.8%)
Consumer Staples (2.8%)
Fomento Economico Mexicano SAB de CV, ADR	131,500	11,186,705
NEW ZEALAND (1.2%)
Industrials (1.2%)
Auckland International Airport Ltd. (a)	1,047,200	4,788,918
PHILIPPINES (1.9%)
Real Estate (1.9%)
Ayala Land, Inc. (a)	10,350,900	7,680,407
SINGAPORE (2.1%)
Financials (2.1%)
Oversea-Chinese Banking Corp. Ltd. (a)	1,041,118	8,087,874
SOUTH KOREA (1.3%)
Consumer Staples (1.3%)
Amorepacific Group (a)	90,700	4,971,303
SWEDEN (3.3%)
Industrials (3.3%)
Atlas Copco AB, A Shares (a)	355,000	8,776,222
Epiroc AB, Class A (b)	495,900	4,354,701
		13,130,923

See accompanying Notes to Financial Statements.

2018 Annual Report	59

Statement of Investments (concluded)

October 31, 2018

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
SWITZERLAND (10.0%)
Consumer Staples (2.6%)
Nestle SA (a)	122,300	$10,324,943
Health Care (6.2%)
Novartis AG (a)	134,800	11,804,746
Roche Holding AG (a)	51,900	12,630,509
		24,435,255
Industrials (1.2%)
dormakaba Holding AG (a)(b)	6,774	4,887,042
		39,647,240
TAIWAN (3.6%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	1,906,000	14,309,070
THAILAND (2.6%)
Financials (2.6%)
Kasikornbank PCL (a)	1,673,400	10,076,539
UNITED KINGDOM (20.6%)
Communication Services (4.6%)
Inmarsat PLC (a)	1,478,300	8,596,951
Vodafone Group PLC (a)	5,048,400	9,493,708
		18,090,659
Consumer Staples (4.1%)
British American Tobacco PLC (a)	186,000	8,063,149
Diageo PLC (a)	231,800	8,013,678
		16,076,827
Energy (3.0%)
Royal Dutch Shell PLC, B Shares (a)	367,500	11,985,250
Financials (3.6%)
Prudential PLC (a)	450,100	9,012,635
Standard Chartered PLC (a)	770,157	5,397,805
		14,410,440
Industrials (4.2%)
Experian PLC (a)	402,900	9,266,375
Rolls-Royce Holdings PLC (a)	673,100	7,218,450
		16,484,825
Materials (1.1%)
Croda International PLC (a)	73,560	4,530,971
		81,578,972
UNITED STATES (2.1%)
Consumer Discretionary (2.1%)
Samsonite International SA (a)(b)(d)	2,934,000	8,461,599
Total Common Stocks		417,487,408
PREFERRED STOCKS (9.9%)
BRAZIL (3.4%)
Financials (3.4%)
Banco Bradesco SA, ADR, Preferred Shares, 1.94%	1,473,583	13,512,756
GERMANY (3.0%)
Consumer Staples (3.0%)
Henkel AG & Co. KGaA, Preferred Shares, 1.33% (a)	108,400	11,843,214
SOUTH KOREA (3.5%)
Information Technology (3.5%)
Samsung Electronics Co. Ltd., GDR	17,800	13,919,600
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, C Shares (b)	30,962,600	39,576
Total Preferred Stocks		39,315,146
SHORT-TERM INVESTMENT (2.0%)
UNITED STATES (2.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	7,797,556	7,797,556
Total Short-Term Investment		7,797,556
Total Investments (Cost $464,692,451) (f)—117.6%		464,600,110

Liabilities in Excess of Other Assets—(17.6)%		(69,472,670)
Net Assets—100.0%		$395,127,440

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,614,662. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(l) for additional information.
(d)	Denotes a security issued under Regulation S or Rule 144A.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

60	Annual Report 2018

Aberdeen International Small Cap Fund (Unaudited)

The Aberdeen International Small Cap Fund (Institutional Class shares net of fees) returned -3.34 % for the 12-month period ended October 31, 2018, versus the -9.39% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World ex USA Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Small/Mid-Cap Growth Funds (comprising 88 funds), as measured by Lipper, Inc., was -8.95% for the period.

International small-cap equities declined during the reporting period, as volatile market conditions curbed investors’ risk appetite. Investors were initially optimistic towards global economic growth, but investor sentiment turned more negative as the period progressed. Worries that rising inflation could compel more aggressive monetary policy, and a flare-up in trade tensions – especially as U.S.-China trade relations deteriorated amid rounds of brinkmanship – led to higher market volatility. The U.S. broader-market Standard & Poor’s (S&P) 500 Index* initially shrugged off these concerns to record its longest bull run in history, supported by strong corporate earnings growth and a strengthening U.S. dollar. However, a spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations. Emerging markets also came under pressure due to the appreciating U.S. dollar.

The Fund’s outperformance relative to its benchmark, the MSCI All Country AC World ex USA Small Cap Index, for the reporting period was attributable primarily to positive stock selection.

At the stock level, the Fund’s holding in Aveva Group was a key contributor to relative performance. Shares of the UK engineering software developer rallied as investors warmed to the potential synergy benefits from its merger with Schneider Electric’s software business. We took some profits from the stock on the share-price strength. Chocolate and cocoa company Barry Callebaut’s stock price rose on sales that generally exceeded the market’s expectations and a positive growth outlook. The Fund’s position in Asahi Intecc benefited relative performance as the Japanese medical device maker posted good results over the period boosted by its rival’s production issues. Asahi Intecc subsequently unveiled a five-year plan aimed at pursuing rapid market-share gains in existing markets, while adopting a direct-sales model in the U.S. and parts of Asia and Europe.

On the flipside, the Fund’s holding in UK funeral service provider Dignity plc was hampered by investors’ concerns about its uncertain outlook and a change in its business model. The company had been compelled to cut prices to remain competitive, and was undergoing a strategic review to reduce costs and improve efficiencies; we have since exited the position in the company. The holding in Japanese industrial equipment producer Nabtesco also detracted from the Fund’s relative performance. Its stock price fell as demand slowed for its precision-reduction gears, a main component used in industrial robots. With factory-automation demand expected to rise structurally over the medium to long term, we maintain a positive view about the firm’s prospects, particularly as it holds 60% of the global market precision-reduction gear. Shares of Chilean beverage firm Embotelladora Andina declined over the reporting period on weak quarterly results due to lower-than-expected sales in Brazil and Paraguay. However, we believe that Embotelladora Andina is well positioned to capture the growth in still drinks (i.e., ready-to-drink tea, bottled water and sports drinks) as consumers switch from carbonated beverages. Additionally, the company still generates good cash flow.

Regarding portfolio activity over the reporting period, we initiated a holding in Tecan Group, a Swiss medical equipment manufacturer and provider of solutions for pharmaceutical and biotechnology companies and diagnostic laboratories. In our opinion, the company has a favorable market position and good growth potential. We also initiated a position in UK-based telecommunications company Inmarsat, as we believe that it maintains a solid global position with growth opportunities in aviation, which should help drive long-term earnings and cash-generation. We also established new positions in Swiss high-quality vacuum-valve supplier VAT Group as we believe that it has robust long-term prospects and an attractive valuation, and Vietnamese lender Techcombank following its recent initial public offering. In our opinion, the bank has a solid franchise in a rapidly developing country, low cost-income ratio and disciplined management.

In addition to Dignity as previously noted, we exited the Fund’s positions in agricultural products maker KWS Saat, as we believed that it had reached its full valuation. We sold two UK-based companies, asset manager Rathbone Brothers and engineered products and services company The Weir Group, as well as Japanese hotel, golf and medical business firm Resorttrust, to fund what we believed were better opportunities elsewhere. We also exited the positions in Japanese healthcare equipment firm Sysmex and German flavors and fragrances firm Symrise as their market capitalizations had increased. We sold the Fund’s shares in Israeli flavor manufacturer Frutarom following its takeover by New York rival International Flavors & Fragrances.

Global markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including political uncertainty in Europe caused by tumultuous Brexit negotiations and Italy’s fiscal problems.

While the continued health of corporate earnings goes some way in calming investors’ nerves, we think that politics is increasingly overshadowing central bank policy to become the main driving force of market sentiment. In our view, shifting political alliances may keep markets on their toes but, at the same time, may provide discerning investors with opportunities to take advantage of mispricing of

*	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

2018 Annual Report	61

Aberdeen International Small Cap Fund (Unaudited) (concluded)

stocks. Amid such periods of uncertainty, we think that investors increasingly will seek high-quality stocks with defensive characteristics, which we believe should bode well for the Fund’s performance.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

62	Annual Report 2018

Aberdeen International Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	-3.68%	5.33%	11.37%
	w/SC3	-9.21%	4.09%	10.72%
Class C	w/o SC	-4.31%	4.62%	10.60%
	w/SC4	-5.23%	4.62%	10.60%
Class R5,6	w/o SC	-3.98%	5.00%	11.06%
Institutional Service Class[5,7]	w/o SC	-3.50%	5.44%	11.52%
Institutional Class[5,8]	w/o SC	-3.34%	5.67%	11.67%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment strategy effective February 29, 2016. Performance information for periods prior to February 29, 2016 does not reflect the current investment strategy. Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Prior to the change of investment strategy of the Fund effective February 29, 2016, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns prior to July 20, 2009, are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class A shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares prior to July 20, 2009 are based on the previous performance of Adviser Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of the Fund’s Class A shares. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Small Cap Fund, Morgan Stanley Capital Index (MSCI) All Country World (ACWI) ex-US Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US Small Cap Index captures small cap representation across 22 of 23 Developed Markets (DM) countries (excluding the US) and 24 Emerging Markets (EM) countries. With 4,284 constituents, the index covers approximately 14% of the global equity opportunity set outside the US. DM countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. EM countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	63

Aberdeen International Small Cap Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	96.0%
Short-Term Investment	4.0%
Other Assets in Excess of Liabilities	–%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	23.8%
Consumer Staples	17.6%
Health Care	16.1%
Consumer Discretionary	15.8%
Materials	9.1%
Information Technology	5.6%
Real Estate	5.0%
Financials	1.7%
Communication Services	1.3%
Other	4.0%
100.0%

Top Holdings*
Barry Callebaut AG	3.1%
Kerry Logistics Network Ltd.	3.1%
Grupo Aeroportuario del Sureste SAB de CV, Class B	3.1%
Embotelladora Andina SA	3.0%
Odontoprev SA	2.7%
AVEVA Group PLC	2.7%
dormakaba Holding AG	2.6%
Tecan Group AG	2.6%
Dechra Pharmaceuticals PLC	2.6%
ARB Corp. Ltd.	2.6%
Other	71.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United Kingdom	19.5%
Switzerland	11.9%
Brazil	8.8%
Japan	6.1%
Chile	5.9%
United States	5.6%
India	4.5%
Indonesia	4.4%
Germany	3.9%
Canada	3.1%
Other	26.3%
100.0%

64	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.0%)
AUSTRALIA (2.6%)
Consumer Discretionary (2.6%)
ARB Corp. Ltd. (a)	136,400	$1,677,753
BRAZIL (8.8%)
Consumer Discretionary (2.2%)
Arezzo Industria e Comercio SA	109,100	1,389,585
Health Care (2.7%)
Odontoprev SA	491,000	1,744,195
Industrials (2.3%)
Wilson Sons Ltd., BDR	136,686	1,505,878
Real Estate (1.6%)
Iguatemi Empresa de Shopping Centers SA	101,200	1,056,733
		5,696,391
CANADA (3.1%)
Financials (1.3%)
Canadian Western Bank	36,400	846,646
Industrials (1.8%)
Ritchie Bros Auctioneers, Inc.	34,800	1,170,530
		2,017,176
CHILE (5.9%)
Consumer Staples (5.0%)
Embotelladora Andina SA (a)	624,900	1,932,407
Vina Concha y Toro SA	681,800	1,283,264
		3,215,671
Real Estate (0.9%)
Parque Arauco SA	270,300	613,608
		3,829,279
GERMANY (3.9%)
Consumer Discretionary (1.7%)
Fielmann AG (a)	17,500	1,085,516
Materials (2.2%)
FUCHS PETROLUB SE (a)	32,900	1,424,506
		2,510,022
HONG KONG (3.1%)
Industrials (3.1%)
Kerry Logistics Network Ltd. (a)	1,256,700	1,993,006
INDIA (4.5%)
Consumer Staples (1.6%)
Jyothy Laboratories Ltd. (a)	417,400	1,062,872
Health Care (1.3%)
Sanofi India Ltd. (a)	10,700	839,085
Materials (1.6%)
Castrol (India) Ltd. (a)	521,600	1,043,832
		2,945,789
INDONESIA (4.4%)
Consumer Discretionary (2.5%)
Ace Hardware Indonesia Tbk PT	18,055,900	1,627,139
Materials (1.9%)
Indocement Tunggal Prakarsa Tbk PT (a)	1,046,400	1,193,968
		2,821,107
ISRAEL (1.5%)
Information Technology (1.5%)
NICE Ltd. (a)(b)	9,300	986,797
ITALY (2.1%)
Consumer Discretionary (2.1%)
Brunello Cucinelli SpA (a)	39,400	1,348,649
JAPAN (6.1%)
Consumer Staples (1.6%)
Calbee, Inc. (a)	31,400	1,041,764
Health Care (2.4%)
Asahi Intecc Co. Ltd. (a)	37,000	1,515,311
Industrials (2.1%)
Nabtesco Corp. (a)	62,900	1,380,708
		3,937,783
MALAYSIA (1.6%)
Consumer Staples (1.6%)
Carlsberg Brewery Malaysia Bhd (a)	236,200	1,005,426
MEXICO (3.1%)
Industrials (3.1%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	120,400	1,986,253
NEW ZEALAND (2.1%)
Industrials (2.1%)
Auckland International Airport Ltd. (a)	303,600	1,388,384
SINGAPORE (2.6%)
Health Care (2.6%)
Raffles Medical Group Ltd. (a)	2,208,944	1,677,522
SOUTH AFRICA (1.4%)
Consumer Staples (1.4%)
Clicks Group Ltd.	73,000	930,283
SPAIN (1.8%)
Consumer Staples (1.8%)
Viscofan SA (a)	19,900	1,190,343
SWITZERLAND (11.9%)
Consumer Staples (3.1%)
Barry Callebaut AG (a)	1,040	2,032,759
Health Care (2.6%)
Tecan Group AG (a)	7,500	1,691,908

See accompanying Notes to Financial Statements.

2018 Annual Report	65

Statement of Investments (concluded)

October 31, 2018

Aberdeen International Small Cap Fund

	Shares or Principal Amount	Value
Industrials (4.8%)
dormakaba Holding AG (a)(b)	2,370	$1,709,816
VAT Group AG (a)(b)(c), 144A	13,600	1,364,655
		3,074,471
Information Technology (1.4%)
Temenos AG (a)(b)	6,800	934,571
		7,733,709
THAILAND (2.5%)
Real Estate (2.5%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (a)(d)	2,772,000	1,597,140
TURKEY (1.5%)
Consumer Staples (1.5%)
BIM Birlesik Magazalar A.S. (a)	67,300	956,698
UNITED KINGDOM (19.5%)
Communication Services (1.3%)
Inmarsat PLC (a)	149,200	867,662
Consumer Discretionary (3.1%)
Fuller Smith & Turner PLC, Class A	84,700	1,039,330
Millennium & Copthorne Hotels PLC (a)	156,800	949,859
		1,989,189
Health Care (4.5%)
Dechra Pharmaceuticals PLC (a)	57,800	1,688,805
Genus PLC (a)	44,100	1,245,955
		2,934,760
Industrials (4.5%)
Rotork PLC (a)	355,200	1,360,103
Ultra Electronics Holdings PLC	85,200	1,566,020
		2,926,123
Information Technology (2.7%)
AVEVA Group PLC (a)	51,300	1,715,992
Materials (3.4%)
Croda International PLC (a)	21,000	1,293,507
Victrex PLC (a)	26,200	886,247
		2,179,754
		12,613,480
UNITED STATES (1.6%)
Consumer Discretionary (1.6%)
Samsonite International SA (a)(b)(c)	367,800	1,060,728
VIETNAM (0.4%)
Financials (0.4%)
Vietnam Technological & Commercial Joint Stock Bank (b)	209,250	241,110
Total Common Stocks		62,144,828
SHORT-TERM INVESTMENT (4.0%)
UNITED STATES (4.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	2,550,930	2,550,930
Total Short-Term Investment		2,550,930
Total Investments (Cost $57,927,650) (f)—100.0%		64,695,758

Other Assets in Excess of Liabilities—0.0%		25,422
Net Assets—100.0%		$64,721,180

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	As of October 31, 2018, security is a closed-end fund incorporated in Thailand.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
BDR	Brazilian Depositary Receipt
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

66	Annual Report 2018

Aberdeen Japanese Equities Fund (Unaudited)

The Aberdeen Japanese Equities Fund (Institutional Class shares net of fees) returned -13.16% for the 12-month period ended October 31, 2018, versus the -3.24% return of its benchmark, the Morgan Stanley Capital International (MSCI) Japan Index, and the -4.13% return of the Tokyo Stock Price Index (TOPIX)1 during the same period. For broader comparison, the average return of the Fund’s peer category of Japanese Funds (comprising 28 funds), as measured by Lipper, Inc., was -4.98% for the period.

Japanese equities faced increasing volatility during the reporting period, particularly in the latter half as U.S. President Donald Trump’s “America First” rhetoric grew more strident. Both the investment landscape, as well as the real economy, was marred by the trade rift between the U.S. and China. Consequently, emerging markets suffered from investors’ fears of contagion. Aggravating the situation was a liquidity squeeze on the U.S. dollar that stemmed from U.S. tax reforms that forced U.S. companies to repatriate2 their earnings, as well as the Federal Reserve’s monetary policy tightening. Rising oil prices also filtered through to inflation rates in both the developed and developing worlds. In Japan, the longest economic growth streak in 28 years had a hiccup in the first quarter of 2018. However, the Japanese economy subsequently resumed its upward trajectory. An upgrade of second-quarter gross 2018 domestic product (GDP) data was attributable to an increase in capital investments. This was partly the result of the tight labor market, which saw the unemployment rate reach its lowest since the 1990s, boosting investments in labor-saving technologies.

At the fundamental level, we are most concerned with the uncertainty amid the rising intensity of trade disputes and the Chinese economy’s slowdown, which could disproportionately hurt Japanese companies, given their growing mainland China presence in recent years. Notably, in our view, orders of capital goods in China have almost ground to a halt since early summer of 2018, as manufacturers sit out the uncertainty, while consumption of larger ticket items slowed on the back of a tightening of peer-to-peer lending. Against that backdrop, the share prices of many Japanese companies operating in China have been punished; these are the same companies that have performed well in the past on the back of their successful expansion plans.

At the stock level, the Fund’s holding in industrial equipment producer Nabtesco Corp. detracted from performance for the reporting period, as its shares fell due to a decline in orders and a softer outlook for the robotics industry. The company also posted relatively lackluster corporate results that contrasted with robust results in 2017. Exacerbating the pressure on its stock price was a downgrade of its earnings forecast, attributable mainly to a goodwill impairment stemming from its acquisition of a German industrial equipment company in 2017. The write-down caused much confusion, particularly when the relatively insignificant numbers were due to a postponement of orders rather than an outright cancellation. We have engaged with Nabtesco’s management about our dissatisfaction with the explanation provided and urged the company to appoint an experienced chief financial officer to manage corporate finance and acquisition-related issues. Nevertheless, with factory-automation demand expected to rise structurally over the medium to long term, we maintain our positive view about Nabtesco’s prospects, particularly as it holds a 60% global share for precision-reduction gears used in the manufacture of industrial robots. Additionally, the Fund’s holding in Renesas Electronics Corp., a supplier of semiconductors used in automobiles, weighed on relative performance due to investors’ worries that it had overpaid to acquire U.S.-based Integrated Device Technology (IDT). After speaking with management, we are comfortable with the purchase. While inventory adjustments may continue in the short term, we believe that the company’s medium-term prospects appear firm, given its wide technological moat3 and market-leading technology, backed by favorable longer-term trends. Finally, the position in Suruga Bank Ltd. was also a notable detractor from the Fund’s relative performance, as its shares declined amid reports about its approval of loans based on falsified applications and accompanying regulatory attention. We subsequently exited the Fund’s position in Suruga Bank in May 2018.

The Fund’s relative performance was bolstered by the holding in cosmetics company Shiseido Co. Ltd., which continued to benefit from its successful restructuring and strong demand for its high-end cosmetics among Asian consumers. The position in Shionogi also contributed to the Fund’s relative performance, as its flu drug Xofluza received U.S. regulatory approval two months ahead of expectations. The company also reported positive phase 3 trial4 results for its once-a-month HIV treatment. Finally, the holding in baby care products maker Pigeon Corp. had a positive impact on performance, as its shares moved higher on good corporate results that were lifted by healthy sales. The company also benefited from robust demand from China, which we believe should continue, given the country’s burgeoning middle class and its growing desire for premium products.

Regarding portfolio activity during the reporting period, we initiated positions in Start Today Co. Ltd., Yamaha Corp., Misumi Group Inc., and Coca-Cola Bottlers Japan Holdings Inc. Start Today Co. is a market leader in the fashion industry, with a sizable user base and a broad range of brands. We like the company’s asset-light business model that generates revenue from commissions based on sales that the brands make through its e-commerce platform. We are confident in Start Today Co.’s ability to continue growing both its user base and

[1]	The Tokyo Stock Price Index (TOPIX) is a market capitalization–weighted index of large and mid-sized companies listed on the Tokyo Stock Exchange.

[2]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[3]	A business moat is a competitive advantage that one company has over other companies in the same industry.

[4]

A phase 3 clinical trial is conducted to confirm and expand on safety and effectiveness results from the first two phases to compare the drug to standard therapies for the disease or condition being studied, and to evaluate the overall risks and benefits of the drug.

2018 Annual Report	67

Aberdeen Japanese Equities Fund (Unaudited) (continued)

transaction volumes, as we believe that the rising penetration of e-commerce in the Japanese market could serve as a tailwind. Yamaha Corp. has narrowed its business focus to only musical instruments, where it has a solid global market share, and audio equipment, given its competitive edge in sound-synthesis technology, after years of difficult restructuring. We anticipate that Yamaha Corp. should be in a good position to benefit from healthy market growth in developed and emerging markets, even as it continues to restructure its production facilities. Additionally, the company has been gradually unwinding its cross-shareholdings5 and returning the proceeds to shareholders. Misumi Group is a producer and distributor of industrial components. The company offers shorter lead times for custom-made products as part of a logistics-driven manufacturing process, with finishing factories close to customers. This has allowed it to outpace rivals in a fragmented market and generate repeat orders and cross-selling opportunities for its standardized-components catalog business. Coca-Cola Bottlers Japan Holdings Inc. was formed from the merger between the country’s two largest bottlers in 2017. The company has introduced international “best practices” to its operations. This included streamlining its logistics footprint to increase profitability, while also prioritizing shareholder returns.

Other new positions established over the period included Otsuka, a systems integrator and office-goods supplier, with a network of more than a million small- and medium-sized enterprises (SMEs), which it has cultivated over decades, creating a high barrier of entry for competitors. With rising resources constraints at SMEs and their greater adoption of technology, we believe that there is still much room for Otsuka to expand its network and its cross-selling opportunities. We also initiated a holding in drugstore operator Welcia Holdings, a subsidiary of retail group Aeon. Welcia has continually posted above-industry average growth rates for both customer spending and traffic through its tailored stores, the use of promotions, and a dedicated focus on in-store pharmacies, a structural trend stemming from Japan’s aging society. The company also has a strong track record in mergers and acquisitions and subsequently, in improving the profitability of acquired stores. With the drugstore segment still comparatively more fragmented than other retail formats in Japan, we think that more dominant players, such as Welcia, are able to target opportunistic acquisitions. We believe that this should continue to complement its organic growth.

Conversely, we exited the Fund’s positions in sporting-goods retailer ASICS Corp., pharmaceutical firm Astellas Pharma Inc., property development and management company Mitsubishi Estate Co. Ltd., construction company Sekisui House Ltd., financial services company Concordia Financial Group Inc., and real estate developer Daito Trust Construction Co., Ltd., in favor of what we believed were better opportunities elsewhere.

In our view, global markets are likely to continue to be swayed by macroeconomic events in the near term, especially in the wake of recent volatility, dampened by trade tensions, a strengthening U.S. dollar, and tighter monetary policies. Other threats, such as political uncertainty in Europe, linger, while the technology sector rally in the U.S. appears to have lost momentum.

At this juncture, we believe that it is important to distinguish between shorter-term cyclical issues and the prospects of medium- to longer-term structural growth. While we are cautious about the Japanese market’s prospects in 2019, we strongly believe that long-term investment themes are still intact and the Fund is fundamentally solid and well-positioned. We think that the Japanese stock market will be reactive to shorter-term newsflow and dismissive of the longer-term prospects. Against this backdrop, we remain vigilant in our assessment of the fundamentals of the Fund’s holdings, and we are particularly mindful of their balance-sheet health should there be a prolonged period of uncertainty.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Japan region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Equity stocks of small- and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

[5]	Cross-shareholding refers to two or more publicly traded corporations owning stock in each other.

68	Annual Report 2018

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	69

Aberdeen Japanese Equities Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2018)		1 Yr.	Inception[1]
Class A	w/o SC	-13.46%	2.17%
	w/SC2	-18.42%	0.13%
Class C	w/o SC	-14.07%	1.44%
	w/SC3	-14.92%	1.44%
Class R4	w/o SC	-13.61%	1.96%
Institutional Service Class[4]	w/o SC	-13.16%	2.46%
Institutional Class[4]	w/o SC	-13.16%	2.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on November 30, 2015.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Japanese Equities Fund, the Morgan Stanley Capital International (MSCI) Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. With 322 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in Japan.

TOPIX is a free-float adjusted market capitalization-weighted index that is calculated based on all the domestic common stocks listed on the Tokyo Stock Exchange First Section. TOPIX shows the measure of current market capitalization assuming that market capitalization as of the base date (January 4, 1968) is 100 points. Indexes are unmanaged and have been provided for comparison purposes only.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

70	Annual Report 2018

Aberdeen Japanese Equities Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	96.8%
Short-Term Investment	0.5%
Other Assets in Excess of Liabilities	2.7%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	20.2%
Consumer Discretionary	17.7%
Consumer Staples	17.3%
Health Care	12.4%
Information Technology	9.8%
Materials	9.1%
Communication Services	5.7%
Financials	4.6%
Other	3.2%
100.0%

Top Holdings*
Shin-Etsu Chemical Co. Ltd.	5.3%
Keyence Corp.	4.8%
Shionogi & Co. Ltd.	4.3%
Daikin Industries Ltd.	3.9%
Seven & i Holdings Co. Ltd.	3.9%
Pigeon Corp.	3.8%
KDDI Corp.	3.8%
Sysmex Corp.	3.6%
Shiseido Co. Ltd.	3.5%
Yamaha Corp.	3.4%
Other	59.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	96.8%
United States	0.5%
Other	2.7%
100.0%

2018 Annual Report	71

Statement of Investments

October 31, 2018

Aberdeen Japanese Equities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.8%) (a)
JAPAN (96.8%)
Communication Services (5.7%)
KDDI Corp.	2,205	$53,361
Yahoo Japan Corp.	8,660	27,018
		80,379
Consumer Discretionary (17.7%)
Denso Corp.	950	42,375
Honda Motor Co. Ltd.	640	18,269
Nitori Holdings Co. Ltd.	160	20,892
Shimano, Inc.	110	15,023
Stanley Electric Co. Ltd.	1,290	38,159
Toyota Motor Corp.	370	21,675
USS Co. Ltd.	1,080	19,474
Yamaha Corp.	1,080	47,460
ZOZO, Inc.	1,080	25,914
		249,241
Consumer Staples (17.3%)
Calbee, Inc.	540	17,916
Coca-Cola Bottlers Japan Holdings, Inc.	420	10,992
Japan Tobacco, Inc.	1,450	37,258
Pigeon Corp.	1,270	53,711
Seven & i Holdings Co. Ltd.	1,260	54,558
Shiseido Co. Ltd.	780	49,214
Welcia Holdings Co. Ltd.	400	20,407
		244,056
Financials (4.6%)
AEON Financial Service Co. Ltd.	1,210	23,682
Japan Exchange Group, Inc.	2,250	40,299
		63,981
Health Care (12.4%)
Asahi Intecc Co. Ltd.	580	23,754
Chugai Pharmaceutical Co. Ltd.	690	40,397
Shionogi & Co. Ltd.	950	60,746
Sysmex Corp.	717	50,290
		175,187
Industrials (20.2%)
Amada Holdings Co. Ltd.	4,180	39,379
Daikin Industries Ltd.	474	54,942
East Japan Railway Co.	345	30,131
FANUC Corp.	219	38,099
Hoshizaki Corp.	150	12,108
Komatsu Ltd.	560	14,584
Makita Corp.	1,270	43,907
MISUMI Group, Inc.	650	13,027
Nabtesco Corp.	1,740	38,194
		284,371
Information Technology (9.8%)
Keyence Corp.	138	67,416
Otsuka Corp.	680	22,555
Renesas Electronics Corp. (b)	3,500	18,438
SCSK Corp.	700	29,663
		138,072
Materials (9.1%)
Kansai Paint Co. Ltd.	1,000	14,776
Nippon Paint Holdings Co. Ltd.	1,205	37,640
Shin-Etsu Chemical Co. Ltd.	902	75,372
		127,788
		1,363,075
Total Common Stocks		1,363,075
SHORT-TERM INVESTMENT (0.5%)
UNITED STATES (0.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	6,800	6,800
Total Short-Term Investment		6,800
Total Investments (Cost $1,383,169) (d)—97.3%		1,369,875

Other Assets in Excess of Liabilities—2.7%		38,360
Net Assets—100.0%		$1,408,235

(a)	All securities are fair valued. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

72	Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

The Aberdeen U.S. Mid Cap Equity Fund (Institutional Class shares net of fees) returned 0.12% for the 12-month period ended October 31, 2018, versus 2.80% for its benchmark, the Russell Midcap Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Mid-Cap Core Funds (comprising 185 funds), as measured by Lipper, Inc., was 1.00% for the period.

Major U.S. equity market indices moved higher over the period ended October 31, 2018, supported by generally positive economic data and corporate earnings reports. These offset investors’ concerns about rising interest rates and U.S. trade policy under the administration of President Donald Trump. However, the equity markets declined sharply in October 2018, amid investors’ worries that U.S. Federal Reserve (Fed) interest-rate hikes could slow a strong U.S. economy and about decelerating corporate profit growth. U.S. large-cap stocks, as measured by the broader-market Standard and Poor’s (S&P) 500 Index,1 gained 7.35% for the reporting period, outperforming the corresponding 2.80% and 1.85% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap and Russell 20002 indices, respectively. The telecommunication services and consumer discretionary sectors garnered double-digit gains and were the top performers within the Russell Midcap Index for the 12-month period. Conversely, the materials and consumer staples sectors recorded negative returns and were the primary market laggards.

U.S. economic news was generally positive over the reporting period:

•

The U.S. Department of Commerce reported that the nation’s economy expanded by a robust annualized rate of 3.5% in the third quarter of 2018, though the growth rate was somewhat lower than the 4.2% rise in the second quarter. The year-over-year upturn was attributable mainly to notable increases in consumer spending and private inventory investment, which offset declines in exports and residential fixed investment.

•

U.S. payrolls expanded by a monthly average of 210,000 during the 12-month reporting period, and the unemployment rate dipped 0.4 percentage point to 3.7% – its lowest level since December 1969.[3] The labor force participation rate[4] rose 0.2 percentage point, ending the reporting period at 62.9%.[5]

•

The Fed raised its benchmark interest rate by a full percentage point in four increments of 25 basis points (bps) to a range of 2.00% to 2.25% following its meetings in December 2017, and March, June and September 2018. In its statement following the September rate increase, the Fed noted that “the unemployment rate has stayed low” and “household spending and business fixed investment have grown strongly.” The central bank projected one more 25-bps policy rate increase for the remainder of 2018, and incremental rate hikes totaling one percentage point over the 2019 calendar year.

The Fund’s performance relative to its benchmark, the Russell Midcap Index, for the reporting period was hampered mainly by stock selection in the information technology and consumer discretionary sectors. The most notable detractors from performance among individual holdings included roofing products distributor Beacon Roofing Supply Inc.; Axalta Coating Systems Ltd., a manufacturer and distributor of coatings primarily for the transportation industry; and brewer Molson Coors Brewing Co.

Shares of Beacon Roofing Supply declined over the reporting period due to higher crude oil-based raw materials input costs and freight costs which pressured its margins. Additionally, investors were concerned about the potential for weaker housing demand due to rising interest rates and limited inventory of homes. On the positive side, we think that the company’s recent acquisition of a large competitor should improve pricing power in a fragmented industry and the company is on track to achieve significant cost synergies. We retain confidence in the business and in the management team given its strong track record of successfully managing integrations and the likelihood of delivering on pricing initiatives which we believe may drive higher earnings power. Similarly, Axalta Coating Systems also experienced margin pressure due to higher crude oil-based raw materials costs. Strength in the company’s performance coatings segment was offset by weakness in its transportation segment However, coatings manufacturers have demonstrated the ability to pass through costs to consumers over time and we believe that this should benefit Axalta Coatings Systems. Molson Coors Brewing Co. also experienced a rise in raw materials and transportation costs that it was not immediately able to pass through to customers. Additionally, there were some execution problems with a transformational enterprise resource planning (ERP)6 system integration at one of its largest breweries which reduced sales temporarily in early 2018. The company acquired the reminder of its interest in its Miller-Coors joint venture, which we believe will deliver significant synergies.

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

[2]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[3]	Source: U.S. Department of Labor, November 2018.

[4]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

[5]	Source: U.S. Department of Labor, November 2018.

[6]

An enterprise resource planning (ERP) system is used by manufacturers to manage and integrate the significant parts of its business. An ERP management information system integrates areas such as planning, purchasing, inventory, sales, marketing, finance and human resources.

2018 Annual Report	73

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (continued)

The Fund’s relative performance benefited from both an overweight allocation and stock selection in the healthcare sector, as well as stock selection in the information technology sector. The largest individual stock contributors to performance were apparel retailer Burlington Stores Inc.; medical device maker Globus Medical Inc.; and data analytics services provider Verisk Analytics Inc.

Burlington Stores garnered healthy revenue and earnings per share (EPS) growth over the reporting period. The company’s results were bolstered primarily by higher same-store sales and margins, as well as a reduction in expenses. Globus Medical benefited from an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining strong earnings before interest, taxes, depreciation and amortization (EBITDA) margins. Verisk Analytics reported generally positive results over the reporting period, bolstered mainly by strong organic growth in its insurance unit and higher demand in its energy segment. These factors more than offset relative weakness in its financial services business.

Regarding portfolio activity over the reporting period, we initiated holdings in A.O. Smith Corp., a manufacturer of residential and commercial gas and electric water heaters and water treatment products; diversified financial services company First Republic Bank; payment-processing services provider Global Payments Inc.; contract research organization PRA Health Sciences Inc.; Hologic Inc., a manufacturer of diagnostic products, medical imaging systems, and surgical products for women; and quick-service restaurant chain operator Dunkin’ Brands Group Inc. We believe that A.O. Smith Corp., First Republic Bank, Global Payments Inc. and PRA Health Sciences Inc. all have strong long-term growth drivers that could outperform the overall economy and their peers. In our view, Hologic Inc. and Dunkin’ Brands Group Inc., are high-quality franchises that have dealt effectively with recent temporary, company-specific issues, and we believe that the stocks will provide above-average returns over time.

We also established new positions in Allegion plc, a manufacturer and distributor of mechanical and electronic security products and solutions; Maxim Integrated Products Inc., a manufacturer of analog chips; and customer relationship management (CRM) software provider Pegasystems Inc. We think that Allegion has a strong market position, pricing power and effective business mix as more security locks incorporate digital access. Maxim Integrated Products has benefited from rising content in automobiles and industrial automation. CRM software company Pegasystems is transitioning to a software as a service (SaaS) business model.

In addition to Molson Coors Brewing Co., we exited the Fund’s positions in industrial and consumer packaging products maker Sonoco Products Co. due to the company’s exposure to an increasingly volatile raw materials input costs and its willingness to continue to pursue expensive mergers and acquisitions; healthcare-related real estate investment trust (REIT) Healthcare Realty Trust Inc., as we believed that it had a high valuation and lacked growth opportunities; and specialty egg producer Cal-Maine Foods Inc., as we thought that there were better long-term opportunities for the companies in which we initiated positions during the reporting period.

Other sales of existing holdings over the reporting period included Alberta-based Canadian Western Bank, as we found what we believed were better opportunities, such as First Republic Bank; IT security services provider Check Point Software Technologies Ltd., as the company was losing market share; convenience-store operator Casey’s General Stores, which in our view faced a difficult growth path as its core agriculture-driven customers continue to struggle financially; and home appliance manufacturer Whirlpool Corp., as the company failed to deliver synergies from its acquisition of Italy-based home appliance manufacturer Indesit.

We think that strong fundamentals across the U.S. equity market are sustainable only if they are supported by a positive macroeconomic backdrop. We have seen little evidence that would dampen our view that macroeconomic conditions remain conducive to broad-based corporate growth, notwithstanding some emerging “yellow flags.” This concern is particularly acute within the housing sector, where a combination of tight supply and higher interest rates has curtailed demand. Within the banking sector, accelerating funding costs are at risk of eroding net interest margins and many are sounding caution on the ability to grow loans at the same cadence while maintaining credit quality. Furthermore, semiconductor companies have been warning about waning demand amid their customers’ inventory build-up. While each issue in isolation may not be cause for serious alarm, taken collectively, they lead us to question how long the tail of the current recovery will stretch and whether we are closer to the economy slowing than most market observers believe.

On the positive side, industrial demand remains resilient and firming commodity prices have recently buoyed the materials and energy sectors. This has come at the expense of higher input costs for businesses – much of which is being passed onto consumers in an effort to protect margins for producers. Additionally, the retail industry appears to have recovered following a period of weak brick-and-mortar demand that caused most companies within the industry to adjust their business models to take advantage of changing shopping habits – a process that is easier for some and has caused others significant financial distress. Finally, outside of semiconductors, most technology companies are seeing robust revenue growth as businesses across industries feel the need to invest aggressively in software in a bid to keep pace with competition and the shifting demands of younger consumers.

Although we believe that most people expected the legislative branch to be split politically following the U.S. midterm elections, U.S. equities rallied, particularly those of healthcare-oriented companies as the risks of a sharply negative agenda were taken off the table. Key points between the two political parties are around prescription drug-pricing and the need for healthcare reform, which we think should remain in the headlines for the foreseeable future. Other potential consequences of the election include risks of hurdles to business-friendly legislation.

74	Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	75

Aberdeen U.S. Mid Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2018)		1 Yr.	Inception[1]
Class A	w/o SC	-0.09%	12.22%
	w/SC2	-5.81%	9.76%
Class C	w/o SC	-0.87%	11.38%
	w/SC3	-1.78%	11.38%
Class R4	w/o SC	-0.38%	11.93%
Institutional Service Class[4]	w/o SC	0.12%	12.48%
Institutional Class[4]	w/o SC	0.12%	12.50%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not isnclude the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on February 29, 2016.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen U.S. Mid Cap Equity Fund, Russell Midcap® Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe. The Russell Midcap® Index is a subset of the Russell 1000® Index. It includes approximately 800 of the smallest securities based on a combination of their market cap and current index membership. The Russell Midcap® Index represents approximately 31% of the total market capitalization of the Russell 1000 companies. The Russell 1000® Index is constructed to provide a comprehensive and unbiased barometer for the mid-cap segment. The index is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true mid-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

76	Annual Report 2018

Aberdeen U.S. Mid Cap Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	96.7%
Short-Term Investment	3.8%
Liabilities in Excess of Other Assets	(0.5)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Industrials	20.4%
Information Technology	16.9%
Consumer Discretionary	14.5%
Health Care	14.3%
Financials	11.0%
Materials	7.8%
Utilities	4.4%
Real Estate	4.0%
Consumer Staples	2.4%
Energy	1.0%
Other	3.3%
100.0%

Top Holdings*
Burlington Stores, Inc.	3.3%
CDW Corp.	3.3%
Verisk Analytics, Inc.	3.3%
Littelfuse, Inc.	3.2%
International Flavors & Fragrances, Inc.	3.0%
Cboe Global Markets, Inc.	3.0%
Digital Realty Trust, Inc., REIT	2.9%
Service Corp. International	2.9%
First Republic Bank	2.8%
Teleflex, Inc.	2.8%
Other	69.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	98.4%
Canada	2.1%
Other	(0.5)%
100.0%

2018 Annual Report	77

Statement of Investments

October 31, 2018

Aberdeen U.S. Mid Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.7%)
CANADA (2.1%)
Industrials (2.1%)
Ritchie Bros Auctioneers, Inc.	951	$31,963
UNITED STATES (94.6%)
Consumer Discretionary (14.5%)
BorgWarner, Inc.	845	33,301
Burlington Stores, Inc. (a)	293	50,247
Dunkin’ Brands Group, Inc.	237	17,197
PVH Corp.	305	36,841
Service Corp. International	1,039	43,087
Tiffany & Co.	350	38,955
		219,628
Consumer Staples (2.4%)
Molson Coors Brewing Co., Class B	567	36,288
Energy (1.0%)
Core Laboratories NV	175	14,917
Financials (11.0%)
Cboe Global Markets, Inc.	402	45,366
First Republic Bank	472	42,947
M&T Bank Corp.	231	38,210
Regions Financial Corp.	2,321	39,387
		165,910
Health Care (14.3%)
Cerner Corp. (a)	505	28,927
Globus Medical, Inc., Class A (a)	596	31,499
Henry Schein, Inc. (a)	407	33,781
Hologic, Inc. (a)	1,072	41,797
PRA Health Sciences, Inc. (a)	397	38,457
Teleflex, Inc.	176	42,370
		216,831
Industrials (18.3%)
Allegion PLC	185	15,860
AO Smith Corp.	681	31,006
Beacon Roofing Supply, Inc. (a)	915	25,538
CH Robinson Worldwide, Inc.	457	40,687
Equifax, Inc.	301	30,533
Kansas City Southern	414	42,211
Snap-on, Inc.	272	41,872
Verisk Analytics, Inc. (a)	413	49,494
		277,201
Information Technology (16.9%)
CDW Corp.	557	50,136
Ellie Mae, Inc. (a)	310	20,547
Genpact Ltd.	1,219	33,413
Global Payments, Inc.	272	31,070
Littelfuse, Inc.	264	47,826
Manhattan Associates, Inc. (a)	669	31,938
Maxim Integrated Products, Inc.	385	19,258
Pegasystems, Inc.	416	22,264
		256,452
Materials (7.8%)
Avery Dennison Corp.	381	34,564
Axalta Coating Systems Ltd. (a)	1,510	37,267
International Flavors & Fragrances, Inc.	318	46,002
		117,833
Real Estate (4.0%)
Digital Realty Trust, Inc., REIT	426	43,989
Jones Lang LaSalle, Inc.	130	17,194
		61,183
Utilities (4.4%)
American Water Works Co., Inc.	453	40,104
CMS Energy Corp.	518	25,651
		65,755
		1,431,998
Total Common Stocks		1,463,961
SHORT-TERM INVESTMENT (3.8%)
UNITED STATES (3.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (b)	57,101	57,101
Total Short-Term Investment		57,101
Total Investments (Cost $1,376,185) (c)—100.5%		1,521,062

Liabilities in Excess of Other Assets—(0.5)%		(7,422)
Net Assets—100.0%		$1,513,640

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

78	Annual Report 2018

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

The Aberdeen U.S. Multi-Cap Equity Fund (Institutional Class shares net of fees) returned 6.99% for the 12-month period ended October 31, 2018, versus the 6.60% return of its benchmark, the Russell 3000 Index, and 7.35% for the broader-market Standard and Poor’s (S&P) 500 Index,1 for the same period. For broader comparison, the average return of the Fund’s peer category of Multi-Cap Core Funds (comprising 375 funds), as measured by Lipper, Inc., was 3.65% for the period.

Major U.S. equity market indices moved higher over the period ended October 31, 2018, supported by generally positive economic data and corporate earnings reports. These offset investors’ concerns about rising interest rates and U.S. trade policy under the administration of President Donald Trump. However, the equity markets declined sharply in October 2018, amid investors’ worries that U.S. Federal Reserve (Fed) interest-rate hikes could slow a strong U.S. economy and about decelerating corporate profit growth. U.S. large-cap stocks, as measured by the U.S. broader-market S&P 500 Index, gained 7.35% for the reporting period, outperforming the corresponding 2.80% and 1.85% returns of their mid- and small-cap counterparts, as represented by the Russell Midcap2 and Russell 20003 indices, respectively. The consumer discretionary, information technology and healthcare sectors garnered double-digit gains and were the top performers within the Russell 3000 Index for the 12-month period. Conversely, the materials and industrials sectors recorded negative returns and were the primary market laggards.

U.S. economic news was generally positive over the reporting period:

•

The U.S. Department of Commerce reported that the nation’s economy expanded by a robust annualized rate of 3.5% in the third quarter of 2018, though the growth rate was somewhat lower than the 4.2% rise in the second quarter. The year-over-year upturn was attributable mainly to notable increases in consumer spending and private inventory investment, which offset declines in exports and residential fixed investment.

•

U.S. payrolls expanded by a monthly average of 210,000 during the 12-month reporting period, and the unemployment rate dipped 0.4 percentage point to 3.7% – its lowest level since December 1969.[4] The labor force participation rate[5] rose 0.2 percentage point, ending the reporting period at 62.9%.[6]

•

The Fed raised its benchmark interest rate by a full percentage point in four increments of 25 basis points (bps) to a range of 2.00% to 2.25% following its meetings in December 2017, and March, June and September 2018. In its statement following the September rate increase, the Fed noted that “the unemployment rate has stayed low” and “household spending and business fixed investment have grown strongly.” The central projected one more 25-bps policy rate increase for the remainder of 2018, and incremental rate hikes totaling one percentage point over the 2019 calendar year.

The Fund’s performance relative to its benchmark, the Russell 3000 Index, for the reporting period was bolstered by stock selection in the materials and consumer discretionary sectors, as well as an underweight allocation to the healthcare sector. The primary contributors to performance among individual positions were discount apparel retailer The TJX Companies Inc.; medical device maker Globus Medical Inc.; and membership warehouse operator Costco Wholesale Corp.

The TJX Companies garnered healthy revenue and earnings growth during the reporting period. The company benefited primarily from higher same-store sales in its Marmaxx and TJX Canada segments. Additionally, management raised its earnings guidance for the remainder of its 2019 fiscal year. We believe that the company’s distinctive sourcing process should continue to help it compete well in the rapidly changing global business environment. Globus Medical benefited from an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining strong earnings before interest, taxes, depreciation, and amortization (EBITDA) margins. Costco Wholesale Corp.’s results over then reporting period were bolstered by higher same-store sales in the U.S. and Canada. The company also benefited from a significant increase in revenue in its e-commerce business.

In contrast, the Fund’s relative performance was hampered by overweight allocations to the materials and consumer discretionary sectors and stock selection in the healthcare sector. The largest individual stock detractors from relative performance included roofing products distributor Beacon Roofing Supply Inc., and brewer Molson Coors Brewing Co., along with the lack of exposure to technology giant Apple Inc.

Shares of Beacon Roofing Supply declined over the reporting period due to higher input/freight costs pressuring its margins. Furthermore, investors were concerned about the potential for weaker housing demand due to rising interest rates and limited inventory of homes. On the positive side, we think that Beacon Roofing’s recent acquisition of a large competitor should improve pricing power in a

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

[2]	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

[3]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[4]	Source: U.S. Department of Labor, November 2018.

[5]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

[6]	Source: U.S. Department of Labor, November 2018.

2018 Annual Report	79

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

fragmented industry and the company is on track to achieve significant cost synergies. We retain confidence in the business and in the management team given its strong track record of successfully managing integrations and the likelihood of delivering on pricing initiatives which we feel should drive significantly higher earnings power. Molson Coors Brewing Co. saw declines in volumes over the period, most notably in the key U.S. market, which management attributed to lower overall industry demand. We subsequently exited the Fund’s position in the company in October 2018. The absence of a position in Apple Inc. also weighed on the Fund’s relative performance as the stock price moved higher over the reporting period. While we acknowledge Apple’s innovations, we historically have had concerns with the lack of visibility into its business and its high dependence on a single product. We also have questioned the sustainability of the company’s revenue growth and margin profile over longer periods.

Regarding portfolio activity over the reporting period, we initiated positions in internet retailing giant Amazon.com Inc.; specialty coffee chain operator Starbucks Corp.; Alberta-based Canadian Western Bank; IT software and hardware company Microsoft Corp.; contract research organization PRA Health Sciences Inc.; customer relationship management (CRM) software provider Pegasystems Inc.; defense contractor Raytheon Co.; funeral services provider Service Corp. International; and diversified healthcare services provider UnitedHealth Group Inc.

In addition to Molson Coors Brewing Co., we exited the Fund’s positions in cosmetics maker The Estee Lauder Companies Inc.; convenience-store chain operator Casey’s General Stores Inc.; biopharmaceutical firm Gilead Sciences Inc.; healthcare services provider Aetna Inc.; insurer American International Group (AIG); credit reporting services company Equifax Inc.; real estate and investment management company Jones Lang LaSalle Inc.; enterprise software company Oracle Corp.; and commercial bank Regions Financial Corp. Additionally, we sold the Fund’s shares in industrial automation power company Rockwell Automation following a significant run-up in its share price after Emerson Electric Co. (which the Fund does not hold) made a bid for the company, which it subsequently withdrew.

We think that strong fundamentals across the U.S. equity market are sustainable only if they are supported by a positive macroeconomic backdrop. We have seen little evidence that would dampen our view that macroeconomic conditions remain conducive to broad-based corporate growth, notwithstanding some emerging “yellow flags.” This concern is particularly acute within the housing sector, where a combination of tight supply and higher interest rates has curtailed demand. Within the banking sector, accelerating funding costs are at risk of eroding net interest margins and many are sounding caution on the ability to grow loans at the same cadence while maintaining credit quality. Furthermore, semiconductor companies have been warning about waning demand amid their customers’ inventory build-up. While each issue in isolation may not be cause for serious alarm, taken collectively, they lead us to question how long the tail of the current recovery will stretch and whether we are closer to the economy slowing than most market observers believe.

On the positive side, industrial demand remains resilient and firming commodity prices have recently buoyed the materials and energy sectors. This has come at the expense of higher input costs for businesses – much of which is being passed onto consumers in an effort to protect margins for producers. Additionally, the retail industry appears to have recovered following a period of weak brick-and-mortar demand that caused most companies within the industry to adjust their business models to take advantage of changing shopping habits – a process that is easier for some and has caused others significant financial distress. Finally, outside of semiconductors, most technology companies are seeing robust revenue growth as businesses across industries feel the need to invest aggressively in software in a bid to keep pace with competition and the shifting demands of younger consumers.

Although we believe that most people expected the legislative branch to be split politically following the U.S. midterm elections, U.S. equities rallied, particularly those of healthcare-oriented companies as the risks of a sharply negative agenda were taken off the table. Key points between the two political parties are around prescription drug-pricing and the need for healthcare reform, which we think should remain in the headlines for the foreseeable future. Other potential consequences of the election include risks of hurdles to business-friendly legislation.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

80	Annual Report 2018

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	6.63%	7.84%	10.97%
	w/SC2	0.47%	6.56%	10.31%
Class C	w/o SC	5.88%	7.06%	10.22%
	w/SC3	4.93%	7.06%	10.22%
Class R4	w/o SC	6.10%	7.47%	10.73%
Institutional Service Class[4,5]	w/o SC	6.90%	8.05%	11.27%
Institutional Class[4]	w/o SC	6.99%	8.16%	11.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). In addition, after February 28, 2009, the Predecessor Fund changed its investment style and became diversified. Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The Russell 3000® Index is constructed to provide a comprehensive, unbiased, and stable barometer of the broad market and is completely reconstituted annually to ensure new and growing equities are reflected.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	81

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	98.4%
Short-Term Investment	1.2%
Other Assets in Excess of Liabilities	0.4%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	19.3%
Consumer Discretionary	15.1%
Industrials	13.1%
Health Care	13.0%
Financials	12.2%
Materials	7.6%
Consumer Staples	5.5%
Energy	5.3%
Communication Services	5.3%
Utilities	2.0%
Other	1.6%
100.0%

Top Holdings*
Microsoft Corp.	5.0%
Amazon.com, Inc.	4.2%
Visa, Inc., Class A	4.1%
Intercontinental Exchange, Inc.	3.3%
Costco Wholesale Corp.	3.3%
Linde PLC	3.2%
UnitedHealth Group, Inc.	3.1%
TJX Cos., Inc. (The)	3.1%
Alphabet, Inc., Class A	3.1%
Verisk Analytics, Inc.	2.9%
Other	64.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	89.5%
Canada	6.9%
United Kingdom	3.2%
Other	0.4%
100.0%

82	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.4%)
CANADA (6.9%)
Financials (2.3%)
Canadian Western Bank	344,941	$8,023,164
Industrials (4.6%)
Canadian National Railway Co.	104,847	8,962,321
Ritchie Bros Auctioneers, Inc.	212,270	7,134,395
		16,096,716
		24,119,880
UNITED KINGDOM (3.2%)
Materials (3.2%)
Linde PLC	68,017	11,254,773
UNITED STATES (88.3%)
Communication Services (5.3%)
Alphabet, Inc., Class A (a)	9,865	10,758,572
Comcast Corp., Class A	206,562	7,878,274
		18,636,846
Consumer Discretionary (15.1%)
Amazon.com, Inc. (a)	9,252	14,784,789
BorgWarner, Inc.	169,649	6,685,867
PVH Corp.	69,450	8,388,866
Service Corp. International	122,867	5,095,294
Starbucks Corp.	119,296	6,951,378
TJX Cos., Inc. (The)	98,414	10,813,730
		52,719,924
Consumer Staples (5.5%)
Costco Wholesale Corp.	50,478	11,540,785
Philip Morris International, Inc.	85,895	7,564,773
		19,105,558
Energy (5.3%)
ConocoPhillips	81,438	5,692,516
EOG Resources, Inc.	65,023	6,849,523
Schlumberger Ltd.	120,608	6,188,397
		18,730,436
Financials (9.9%)
Charles Schwab Corp. (The)	151,684	7,013,868
First Republic Bank (b)	96,168	8,750,326
Intercontinental Exchange, Inc.	151,208	11,649,065
M&T Bank Corp.	44,819	7,413,511
		34,826,770
Health Care (13.0%)
Baxter International, Inc.	128,538	8,034,911
Cerner Corp. (a)(b)	90,138	5,163,105
Globus Medical, Inc., Class A (a)(b)	123,711	6,538,126
Hologic, Inc. (a)(b)	215,068	8,385,501
PRA Health Sciences, Inc. (a)(b)	65,753	6,369,493
UnitedHealth Group, Inc.	41,980	10,971,473
		45,462,609
Industrials (8.5%)
Beacon Roofing Supply, Inc. (a)	191,650	5,348,951
Raytheon Co.	45,474	7,959,769
Snap-on, Inc. (b)	41,077	6,323,393
Verisk Analytics, Inc. (a)(b)	83,390	9,993,458
		29,625,571
Information Technology (19.3%)
CDW Corp.	102,107	9,190,651
Cognizant Technology Solutions Corp., Class A	74,484	5,141,631
Manhattan Associates, Inc. (a)(b)	155,195	7,409,009
Microsoft Corp.	164,575	17,578,256
Pegasystems, Inc. (b)	133,060	7,121,371
Texas Instruments, Inc. (b)	72,352	6,716,436
Visa, Inc., Class A (b)	104,290	14,376,376
		67,533,730
Materials (4.4%)
Ecolab, Inc.	52,921	8,104,851
Sensient Technologies Corp. (b)	113,319	7,349,870
		15,454,721
Utilities (2.0%)
NextEra Energy, Inc.	41,055	7,081,988
		309,178,153
Total Common Stocks		344,552,806
SHORT-TERM INVESTMENT (1.2%)
UNITED STATES (1.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	4,063,908	4,063,908
Total Short-Term Investment		4,063,908
Total Investments (Cost $293,849,528) (d)—99.6%		348,616,714

Other Assets in Excess of Liabilities—0.4%		1,328,993
Net Assets—100.0%		$349,945,707

(a)	Non-income producing security.
(b)	All or a portion of the securities are on loan. The total value of all securities on loan is $64,143,374. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(l) for additional information.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
PLC	Public Limited Company

See accompanying Notes to Financial Statements.

2018 Annual Report	83

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

The Aberdeen U.S. Small Cap Equity Fund (Institutional Class shares net of fees) returned -0.32% for the 12-month period ended October 31, 2018, versus 1.85% for its benchmark, the Russell 2000 Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (comprising 439 funds), as measured by Lipper, Inc., was 0.12% for the period.

Major U.S. equity market indices moved higher over the 12-month period ended 30 September 2018, supported by generally positive economic data and corporate earnings reports. These offset investors’ concerns about rising interest rates and U.S. trade policy under the administration of President Donald Trump. However, the equity markets declined sharply in October 2018, amid investors’ worries that U.S. Federal Reserve (Fed) interest-rate hikes could slow a strong U.S. economy and about decelerating corporate profit growth. U.S. large-cap stocks, as measured by the U.S. broader-market Standard & Poor’s (S&P) 500 Index,1 gained 7.35% for the reporting period, outperforming 1.85% return of their small-cap counterparts, as represented by the Russell 2000 Index. The healthcare and telecommunication services sectors garnered double-digit gains and were the top performers within the Russell 2000 Index for the 12-month period. Conversely, the materials, industrials and financials sectors recorded negative returns and were the most notable market laggards.

U.S. economic news was generally positive over the reporting period:

•

The U.S. Department of Commerce reported that the nation’s economy expanded by a robust annualized rate of 3.5% in the third quarter of 2018, though the growth rate was somewhat lower than the 4.2% rise in the second quarter. The year-over-year upturn was attributable mainly to notable increases in consumer spending and private inventory investment, which offset declines in exports and residential fixed investment.

•

U.S. payrolls expanded by a monthly average of 210,000 during the 12-month reporting period, and the unemployment rate dipped 0.4 percentage point to 3.7% – its lowest level since December 1969.[2] The labor force participation rate[3] rose 0.2 percentage point, ending the reporting period at 62.9%.[4]

•

The Fed raised its benchmark interest rate by a full percentage point in four increments of 25 basis points (bps) to a range of 2.00% to 2.25% following its meetings in December 2017, and March, June and September 2018. In its statement following the September rate increase, the Fed noted that “the unemployment rate has stayed low” and “household spending and business fixed investment have grown strongly.” The central bank projected one more 25-bps policy rate increase for the remainder of 2018, and incremental rate hikes totaling one percentage point over the 2019 calendar year.

The Fund underperformed versus its benchmark, the Russell 2000 Index, for the 12-month period ended October 31, 2018. However, while we hesitate to measure the Fund’s performance over short time frames given our long-term focus, following its performance challenges for the first half of 2018, we feel that it is important to note that the Fund outperformed the benchmark over the last four months of the reporting period. The Fund accomplished this amid an environment in which there was a strong investor preference for growth at the expense of valuation, a situation that typically works against the Fund’s performance given our quality bias and valuation discipline.

The Fund’s relative performance over the 12-month period was hampered by both stock selection and an underweight position in the consumer discretionary sector, as well as stock selection in the information technology and financials sectors. The largest detractors from relative performance among individual holdings included roofing products distributor Beacon Roofing Supply Inc.; LCI Industries, a manufacturer of components for recreational vehicles (RVs) and related industries; and convenience-store distributor Core-Mark Holding Co. Inc.

Shares of Beacon Roofing Supply declined over the reporting period due to higher input/freight costs pressuring its margins. Additionally, investors were concerned about the potential for weaker housing demand due to rising interest rates and limited inventory of homes. On the positive side, we think that the company’s recent acquisition of a large competitor should improve pricing power in a fragmented industry and the company is on track to achieve significant cost synergies. We retain confidence in the business and in the management team given its strong track record of successfully managing integrations and the likelihood of delivering on pricing initiatives which we believe may drive significantly higher earnings power. The Fund’s holding in LCI Industries also weighed on performance. While demand for RVs has remained strong and is now above its previous peak levels, investors appear to be increasingly concerned about the potential for rising input and labor costs reducing LCI’s margins. Nonetheless, we have a reasonable degree of confidence in management’s ability to push price increases through as the demand environment remains relatively strong. We exited the position in Core-Mark Holding Co. in May 2018. We had decreased conviction in the fundamental trajectory of the convenience-store distributor’s business, as the company struggled with higher-than-expected costs related to new contracts and lower-than-anticipated cigarette sales volumes.

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.

[2]	Source: U.S. Department of Labor, November 2018.

[3]	The labor force participation rate comprises the percentage of the U.S. population aged 16 years and older working or actively seeking work.

[4]	Source: U.S. Department of Labor, November 2018.

84	Annual Report 2018

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (continued)

The Fund’s relative performance for the reporting period was bolstered by an overweight allocation to the information technology sector, as well as both stock selection and an overweight position in the consumer staples sector. The primary individual stock contributors to relative performance were integrated waste management services provider Casella Waste Systems Inc.; life sciences company Emergent Biosolutions Inc.; and medical device maker Globus Medical Inc.

Casella Waste Systems posted healthy year-over-year revenue growth in the first and second quarters of its 2018 fiscal year mainly on pricing strength in its solid waste business. Following the release of its second-quarter results, management increased its revenue guidance for the full 2018 fiscal year. Emergent Biosolutions, the Fund’s lone biotechnology holding, contributed to performance as the company posted generally strong earnings over the reporting period. Additionally, late in the period, investors reacted favorably to the company’s announcements of two sizeable acquisitions. The deals broadened the company’s commercial product suite into growing markets and are expected to help the company to achieve its 2020 goals. Globus Medical benefited from an acceleration in “core” spine implant sales and a successful launch of its robotic product – all while maintaining strong earnings before interest, taxes, depreciation, and amortization (EBITDA) margins.

We initiated several holdings during the reporting period. Richelieu Hardware, based near Montreal, Quebec, Canada, is a leading distributor of specialty hardware products. We first met with the company’s management in the summer of 2016, and were impressed with its high and relatively stable returns on capital and steady revenue growth. We believe that Richelieu Hardware ultimately will show gross and operating margin improvement that the market will reward. Rogers Corp. manufactures an array of specialty high-performance materials and components for a wide range of industries. In our opinion, the company should continue to see strong revenue growth supplemented by acquisitions and more margin leverage. Casella Waste Systems is an integrated waste management company based in Rutland, Vermont. We first met with the management team in June 2016, and found a company that, in our view, had a history of mismanagement and, therefore, had a significant opportunity for improvement. Companies in similar situations have been some of the Fund’s strongest-performing investments over time. We established a new position in human resource-related IT software services-provider Paylocity Holding Corp., which we believe may continue to take market share from its major competitors while continuing to improve its profitability. Cabot Microelectronics Corp., a manufacturer of specialty materials used in semiconductor manufacturing, has long been the dominant supplier of slurries used in chemical mechanical planarization, a process that smooths and flattens the multiple layers of material that are deposited on silicon wafers. We believe that the company will put its strong net-cash balance sheet to work to add capabilities within its core competencies or may make acquisitions into adjacent chemical businesses. Heska Corp. provides veterinary point-of-care diagnostic instrumentation and related services. Demand for veterinary services recently has seen strong growth, and the company has a differentiated subscription strategy for its products, which has allowed it to take significant market share from its two larger competitors. The market’s concerns about the inability of Heska Corp. to maintain its market-share gains provided us with the opportunity to purchase the stock after it had declined over 45% from its peak price. Welbilt Inc. designs and manufactures equipment for the global commercial food-service market. The company was recently spun off from crane manufacturer Manitowoc. The transition has allowed Welbilt to place greater focus on its business and sales execution, thereby enhancing revenue growth. Furthermore, we established new positions in Florida-based commercial bank CenterState Bank Corp. and Echo Global Logistics Inc., a provider of transportation and supply chain management solutions.

Conversely, in addition to Core-Mark Holding Co., we also exited the Fund’s position in hazardous waste disposal company US Ecology. We had maintained the Fund’s holding in the company since April 2013, with the original thesis built around the high barriers to entry in the business attributable to the irreplaceable nature of hazardous waste disposal sites. While that aspect of the business remains, we had become increasingly frustrated with management’s lack of capital discipline, namely making acquisitions into lower-margin, lower-return areas of waste disposal. This factor, coupled with weaker disposal volumes due to a tepid industrial recovery, led us to believe that we could find better investment opportunities elsewhere. We also sold the Fund’s shares in OSI Systems Inc., a California-based electronics manufacturer. Shares of the company fell following the publication of a research report by a well-known short-seller. The information in the report was largely provided by former employees of the company. The report speculated that OSI’s large turnkey security contract with Mexico was at risk of not being renewed and also represented a larger proportion of profitability than management had previously indicated to us, which would have a significant negative financial impact. There were additional allegations that the company won a security contract with Albania through bribery. Despite the stock’s more attractive valuation following the share price decline, we believed that we could find more attractive opportunities elsewhere. We also exited the Fund’s positions in industrial products and systems manufacturer Actuant Corp. and Silgan Holdings Inc., a supplier of packaging for consumer goods products, for fundamental reasons. Silgan Holdings’ business had been pressured by lower volumes as consumers purchase less at the “center of the store” and instead prefer more fresh offerings, which do not require the company’s packaging. Despite strong share-price gains during 2017 tied to an acquisition the company was undertaking, Silgan Holdings had seen its returns on capital consistently erode over the past several years, given pricing pressure and higher capital requirements as it invested ahead of customer demand. Consequently, we no longer believed that the company met the Fund’s “quality” threshold and used the share-price strength at that time to fund want we viewed as better opportunities. The same rationale could be applied to the sale of the Fund’s position in Actuant. The company was hampered by its exposure to more cyclical end-markets such as energy, but also had made some questionable capital-allocation decisions in its efforts to diversify its

2018 Annual Report	85

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

business. There had been significant turnover in management, which appears to be a recurrent theme over the past several years; therefore, we felt that we could deploy the Fund’s capital more effectively elsewhere. We sold the Fund’s holding in label manufacturer Multi-Color Corp. due to our decreased conviction in the fundamental trajectory of its business. Finally, we exited the position in the integrated facility solutions provider ABM Industries.

We think that strong fundamentals across the U.S. equity market are sustainable only if they are supported by a positive macroeconomic backdrop. We have seen little evidence that would dampen our view that macroeconomic conditions remain conducive to broad-based corporate growth, notwithstanding some emerging “yellow flags.” This concern is particularly acute within the housing sector, where a combination of tight supply and higher interest rates has curtailed demand. Within the banking sector, accelerating funding costs are at risk of eroding net interest margins and many are sounding caution on the ability to grow loans at the same cadence while maintaining credit quality. Furthermore, semiconductor companies have been warning about waning demand amid their customers’ inventory build-up. While each issue in isolation may not be cause for serious alarm, taken collectively, they lead us to question how long the tail of the current recovery will stretch and whether we are closer to the economy slowing than most market observers believe.

On the positive side, industrial demand remains resilient and firming commodity prices have recently buoyed the materials and energy sectors. This has come at the expense of higher input costs for businesses – much of which is being passed onto consumers in an effort to protect margins for producers. Additionally, the retail industry appears to have recovered following a period of weak brick-and-mortar demand that caused most companies within the industry to adjust their business models to take advantage of changing shopping habits – a process that is easier for some and has caused others significant financial distress. Finally, outside of semiconductors, most technology companies are seeing robust revenue growth as businesses across industries feel the need to invest aggressively in software in a bid to keep pace with competition and the shifting demands of younger consumers.

Although we believe that most people expected the legislative branch to be split politically following the U.S. midterm elections, U.S. equities rallied, particularly those of healthcare-oriented companies as the risks of a sharply negative agenda were taken off the table. Key points between the two political parties are around prescription drug-pricing and the need for healthcare reform, which we think should remain in the headlines for the foreseeable future. Other potential consequences of the election include risks of hurdles to business-friendly legislation.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

86	Annual Report 2018

Aberdeen U.S. Small Cap Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-0.62%	10.11%	13.99%
	w/SC1	-6.33%	8.82%	13.31%
Class C	w/o SC	-1.33%	9.35%	13.22%
	w/SC2	-2.31%	9.35%	13.22%
Class R3	w/o SC	-1.00%	9.81%	13.72%
Institutional Service Class[3]	w/o SC	-0.32%	10.44%	14.36%
Institutional Class[3]	w/o SC	-0.32%	10.45%	14.34%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	A 5.75% front-end sales charge was deducted.
2	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
3	Not subject to any sales charges.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Small Cap Equity Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index measures performance of the small-cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and it represents approximately 8% of the U.S. market. It includes approximately 2000 of the smallest securities based on a combination of their market cap and current index membership. The Russell 2000® Index is constructed to provide a comprehensive and unbiased barometer for the small-cap segment and is completely reconstituted annually to ensure larger stocks do not distort the performance and characteristics of the true small-cap opportunity set.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	87

Aberdeen U.S. Small Cap Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	98.6%
Short-Term Investment	1.5%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any single industry or industry group. The sectors as classified by GICS, are comprised of several industries.

Top Sectors
Information Technology	20.6%
Industrials	17.2%
Financials	15.2%
Consumer Discretionary	10.7%
Health Care	10.6%
Materials	9.1%
Consumer Staples	5.3%
Real Estate	5.1%
Communication Services	3.3%
Energy	1.5%
Other	1.4%
100.0%

Top Holdings*
Glacier Bancorp, Inc.	2.8%
WSFS Financial Corp.	2.7%
Emergent BioSolutions, Inc.	2.7%
Pegasystems, Inc.	2.6%
Paylocity Holding Corp.	2.6%
Casella Waste Systems, Inc., Class A	2.6%
ExlService Holdings, Inc.	2.6%
G-III Apparel Group Ltd.	2.5%
Neenah, Inc.	2.5%
Sensient Technologies Corp.	2.4%
Other	74.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	94.4%
Canada	5.7%
Other	(0.1)%
100.0%

88	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen U.S. Small Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.6%)
CANADA (5.7%)
Financials (1.9%)
Canadian Western Bank	1,290,634	$30,019,532
Industrials (3.8%)
Richelieu Hardware Ltd.	1,310,048	25,137,159
Ritchie Bros Auctioneers, Inc.	1,100,784	36,997,350
		62,134,509
		92,154,041
UNITED STATES (92.9%)
Communication Services (3.3%)
Meredith Corp. (a)	679,584	35,039,351
Shenandoah Telecommunications Co.	493,782	18,773,592
		53,812,943
Consumer Discretionary (10.7%)
Culp, Inc.	1,092,395	25,288,944
Fox Factory Holding Corp. (b)	677,312	36,391,974
G-III Apparel Group Ltd. (a)(b)	1,032,854	41,169,560
Helen of Troy Ltd. (b)	84,564	10,496,084
LCI Industries (a)	441,162	30,594,585
Lithia Motors, Inc., Class A (a)	333,391	29,698,470
		173,639,617
Consumer Staples (5.3%)
Cal-Maine Foods, Inc. (a)	764,537	37,210,016
J&J Snack Foods Corp.	179,814	28,079,754
WD-40 Co. (a)	125,342	20,942,141
		86,231,911
Energy (1.5%)
Forum Energy Technologies, Inc. (a)(b)	2,646,970	23,716,851
Financials (13.3%)
AMERISAFE, Inc. (a)	320,894	20,886,990
Boston Private Financial Holdings, Inc.	2,554,082	34,480,107
CenterState Bank Corp.	892,646	21,941,239
Glacier Bancorp, Inc. (a)	1,063,895	45,109,148
Univest Corp. of Pennsylvania	974,354	24,319,876
WisdomTree Investments, Inc. (a)	3,210,274	24,943,821
WSFS Financial Corp.	1,050,184	44,664,326
		216,345,507
Health Care (10.6%)
AMN Healthcare Services, Inc. (a)(b)	560,433	28,369,119
Emergent BioSolutions, Inc. (a)(b)	720,549	44,090,393
Globus Medical, Inc., Class A (b)	659,246	34,841,151
Heska Corp. (b)	195,517	19,594,714
Prestige Consumer Healthcare, Inc. (a)(b)	489,839	17,712,578
US Physical Therapy, Inc. (a)	257,223	27,656,617
		172,264,572
Industrials (13.4%)
Beacon Roofing Supply, Inc. (a)(b)	1,121,164	31,291,687
Casella Waste Systems, Inc., Class A (b)	1,286,632	41,892,738
Echo Global Logistics, Inc. (a)(b)	1,101,905	28,329,978
Gibraltar Industries, Inc. (a)(b)	893,845	31,856,636
Heartland Express, Inc. (a)	1,180,072	22,976,002
RBC Bearings, Inc. (a)(b)	194,834	28,773,085
Welbilt, Inc. (a)(b)	1,695,302	31,736,053
		216,856,179
Information Technology (20.6%)
Cabot Microelectronics Corp.	291,776	28,483,173
Ellie Mae, Inc. (a)(b)	340,508	22,568,870
ExlService Holdings, Inc. (b)	653,411	41,883,645
Fair Isaac Corp. (b)	139,361	26,856,258
Insight Enterprises, Inc. (b)	738,044	38,149,494
Littelfuse, Inc. (a)	138,441	25,079,972
Manhattan Associates, Inc. (a)(b)	799,113	38,149,655
Paylocity Holding Corp. (b)	637,464	41,938,757
Pegasystems, Inc.	792,638	42,421,986
Rogers Corp. (a)(b)	228,984	28,178,771
		333,710,581
Materials (9.1%)
Kaiser Aluminum Corp.	341,381	32,557,506
Neenah, Inc. (a)	507,086	40,800,140
Quaker Chemical Corp. (a)	201,497	36,249,310
Sensient Technologies Corp. (a)	598,501	38,818,775
		148,425,731
Real Estate (5.1%)
Healthcare Realty Trust, Inc. (a), REIT	677,489	18,874,844
Marcus & Millichap, Inc. (b)	1,047,834	36,380,796
Physicians Realty Trust (a), REIT	1,685,363	27,943,318
		83,198,958
		1,508,202,850
Total Common Stocks		1,600,356,891
SHORT-TERM INVESTMENT (1.5%)
UNITED STATES (1.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	25,083,957	25,083,957
Total Short-Term Investment		25,083,957
Total Investments (Cost $1,546,596,059) (d)—100.1%		1,625,440,848

Liabilities in Excess of Other Assets—(0.1)%		(2,223,456)
Net Assets—100.0%		$1,623,217,392

(a)	All or a portion of the securities are on loan. The total value of all securities on loan is $500,408,239. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(l) for additional information.

See accompanying Notes to Financial Statements.

2018 Annual Report	89

Statement of Investments (concluded)

October 31, 2018

Aberdeen U.S. Small Cap Equity Fund

(b)	Non-income producing security.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

90	Annual Report 2018

Statements of Assets and Liabilities

October 31, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Assets:
Investments, at value	$7,652,166	$9,848,914	$136,725,894	$5,893,497,925	$16,891,491
Short-term investments, at value	150,821	3,543	1,249,260	–	108,942
Foreign currency, at value	17,743	184,427	72,237	19,902,695	–
Cash at broker for China A shares	–	1,288	–	–	–
Cash	–	–	10	–	–
Receivable for investments sold	–	12,444	5,722,478	157,787,505	–
Interest and dividends receivable	10,080	7,061	448,317	5,328,047	7,900
Receivable for capital shares issued	–	227	10,072	4,580,083	309
Receivable from Adviser	16,106	19,359	27,956	–	11,976
Unrealized appreciation on forward foreign currency exchange contracts	–	–	48,765	–	–
Tax reclaim receivable	–	–	135,941	193,495	–
Other receivables	–	–	7,698	–	–
Securities lending income receivable	–	–	–	14,018	–
Prepaid expenses	29,512	31,336	–	212,340	28,688

Total assets	7,876,428	10,108,599	144,448,628	6,081,516,108	17,049,306

Liabilities:
Due to custodian	–	–	–	6,034,810	–
Payable for investments purchased	39,236	–	4,412,626	–	–
Payable for capital shares redeemed	–	659	31,882	129,811,691	12,608
Accrued foreign capital gains tax	2,857	–	–	9,635,148	–
Payable for borrowing on line of credit	–	–	–	49,136,396	–
Accrued expenses and other payables:
Investment advisory fees	7,174	11,341	122,967	4,923,111	11,230
Custodian fees	9,811	6,659	5,328	1,086,579	1,885
Administration fees	574	726	9,110	429,686	1,198
Sub-transfer agent and administrative services fees	1,007	1,290	9,105	408,414	4,334
Fund accounting fees	2,471	2,599	13,300	263,243	666
Audit fees	36,150	35,150	35,000	37,150	38,150
Printing fees	451	625	–	146,434	1,186
Legal fees	136	171	2,283	111,348	347
Transfer agent fees	3,911	4,904	8,891	82,226	5,068
Distribution fees	247	3,554	787	84,481	3,655
Other	12,044	143	30,061	169,758	463

Total liabilities	116,069	67,821	4,681,340	202,360,475	80,790

Net Assets	$7,760,359	$10,040,778	$139,767,288	$5,879,155,633	$16,968,516

Cost:
Investments	$8,140,858	$10,468,773	$123,185,740	$6,051,031,460	$14,630,696
Short-term investment	150,821	3,543	1,249,260	–	108,942
Foreign currency	17,761	186,467	72,237	19,901,963	–

Represented by:
Capital	$209,547,731	$12,011,397	$130,917,982	$5,991,161,543	$13,133,884
Distributable earnings (accumulated loss)	(201,787,372)	(1,970,619)	8,849,306	(112,005,910)	3,834,632

Net Assets	$7,760,359	$10,040,778	$139,767,288	$5,879,155,633	$16,968,516

Net Assets:
Class A Shares	$853,458	$5,978,347	$4,504,897	$143,297,192	$7,466,208
Class C Shares	62,473	1,568,104	–	15,885,608	1,345,044
Class R Shares	11,742	1,663,816	–	89,874,200	1,895,288
Institutional Service Class Shares	1,609,579	531,595	–	118,917,087	678,979
Institutional Class Shares	5,223,107	298,916	135,262,391	5,511,181,546	5,582,997

Total	$7,760,359	$10,040,778	$139,767,288	$5,879,155,633	$16,968,516

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	91

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	73,368	300,957	1,171,360	10,921,752	1,090,240
Class C Shares	5,497	82,033	–	1,225,228	618,987
Class R Shares	1,016	85,396	–	6,913,708	309,188
Institutional Service Class Shares	137,541	26,603	–	9,014,719	95,458
Institutional Class Shares	445,310	14,924	35,154,116	417,549,655	761,034

Total	662,732	509,913	36,325,476	445,625,062	2,874,907

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.63	$19.86	$3.85	$13.12	$6.85
Class C Shares (a)	$11.36	$19.12	$–	$12.97	$2.17
Class R Shares	$11.56	$19.48	$–	$13.00	$6.13
Institutional Service Class Shares	$11.70	$19.98	$–	$13.19	$7.11
Institutional Class Shares	$11.73	$20.03	$3.85	$13.20	$7.34
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$12.34	$21.07	$4.08	$13.92	$7.27
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

92	Annual Report 2018

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Assets:
Investments, at value	$33,405,851	$105,998,059	$91,845,251	$456,802,554	$62,144,828
Short-term investments, at value	672,465	593,256	7,039,177	7,797,556	2,550,930
Foreign currency, at value	–	546,574	–	16,160	481,417
Cash	–	41	–	–	–
Interest and dividends receivable	41,843	87,514	759,324	670,835	25,639
Receivable for investments sold	–	1,437,611	–	–	–
Unrealized appreciation on forward foreign currency exchange contracts	–	198,005	–	–	–
Receivable from Adviser	14,201	9,975	–	–	21,662
Receivable for capital shares issued	3,035	19,943	–	14,058	3,923
Tax reclaim receivable	153,372	76,586	–	1,185,357	24,594
Securities lending income receivable	22	1,946	53	402	–
Prepaid expenses	33,433	–	–	42,084	37,405

Total assets	34,324,222	108,969,510	99,643,805	466,529,006	65,290,398

Liabilities:
Payable for investments purchased	147,883	879,940	2,287,101	577,301	178,028
Unrealized depreciation on forward foreign currency exchange contracts	–	17,360	–	–	–
Payable for capital shares redeemed	144,542	537,106	–	70,282,748	43,887
Accrued foreign capital gains tax	574	–	–	10,766	186,979
Accrued expenses and other payables:
Investment advisory fees	26,674	94,400	103,335	325,034	56,418
Audit fees	35,150	38,750	35,250	35,150	37,150
Custodian fees	5,747	4,117	3,469	29,719	12,435
Administration fees	2,371	7,191	6,450	32,486	4,513
Transfer agent fees	10,240	6,687	1,845	21,182	11,697
Fund accounting fees	3,390	15,257	5,970	19,514	4,652
Distribution fees	8,429	1,800	782	14,896	12,248
Sub-transfer agent and administrative services fees	2,858	5,968	518	20,257	5,991
Printing fees	3,499	–	–	8,618	4,616
Legal fees	633	1,652	1,580	8,520	1,138
Other	4,819	24,406	14,578	15,375	9,466

Total liabilities	396,809	1,634,634	2,460,878	71,401,566	569,218

Net Assets	$33,927,413	$107,334,876	$97,182,927	$395,127,440	$64,721,180

Cost:
Investments	$30,855,495	$108,250,317	$73,965,336	$456,894,895	$55,376,720
Short-term investment	672,465	593,256	7,039,177	7,797,556	2,550,930
Foreign currency	–	546,574	–	16,325	481,376

Represented by:
Capital	$34,041,752	$110,440,159	$73,160,215	$420,126,507	$49,791,388
Distributable earnings (accumulated loss)	(114,339)	(3,105,283)	24,022,712	(24,999,067)	14,929,792

Net Assets	$33,927,413	$107,334,876	$97,182,927	$395,127,440	$64,721,180

Net Assets:
Class A Shares	$27,529,959	$12,309,884	$1,207,387	$24,957,267	$49,391,318
Class C Shares	1,712,741	–	–	8,074,283	564,916
Class R Shares	2,120,043	–	–	5,041,223	2,308,567
Institutional Service Class Shares	460,222	–	–	84,902,425	38,059
Institutional Class Shares	2,104,448	95,024,992	95,975,540	272,152,242	12,418,320

Total	$33,927,413	$107,334,876	$97,182,927	$395,127,440	$64,721,180

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	93

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,158,486	654,257	71,716	1,878,919	1,690,008
Class C Shares	143,587	–	–	649,141	21,135
Class R Shares	174,538	–	–	398,470	83,216
Institutional Service Class Shares	35,569	–	–	6,254,243	1,293
Institutional Class Shares	164,733	5,042,161	5,700,818	19,974,167	423,354

Total	2,676,913	5,696,418	5,772,534	29,154,940	2,219,006

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.75	$18.82	$16.84	$13.28	$29.23
Class C Shares (a)	$11.93	$–	$–	$12.44	$26.73
Class R Shares	$12.15	$–	$–	$12.65	$27.74
Institutional Service Class Shares	$12.94	$–	$–	$13.58	$29.43
Institutional Class Shares	$12.77	$18.85	$16.84	$13.63	$29.33
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.53	$19.97	$17.87	$14.09	$31.01
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

94	Annual Report 2018

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Assets:
Investments, at value	$1,363,075	$1,463,961	$344,552,806	$1,600,356,891
Short-term investments, at value	6,800	57,101	4,063,908	25,083,957
Foreign currency, at value	6,467	–	–	–
Receivable for investments sold	10,249	–	1,652,576	1,429,268
Receivable for capital shares issued	3,000	–	4,414	890,455
Interest and dividends receivable	8,581	403	141,901	344,104
Receivable from Adviser	16,428	13,380	18,550	–
Securities lending income receivable	–	–	4,382	48,148
Prepaid expenses	39,106	17,615	49,296	70,803

Total assets	1,453,706	1,552,460	350,487,833	1,628,223,626

Liabilities:
Payable for investments purchased	–	–	–	1,069,902
Payable for capital shares redeemed	–	–	109,735	1,938,551
Accrued expenses and other payables:
Investment advisory fees	823	985	229,735	1,152,826
Sub-transfer agent and administrative services fees	6	17	17,193	233,669
Distribution fees	92	37	53,838	119,244
Printing fees	7	2	12,764	132,115
Administration fees	101	105	24,505	114,009
Audit fees	36,650	31,650	34,150	35,150
Transfer agent fees	3,196	4,222	29,060	60,427
Fund accounting fees	2,162	52	12,582	61,874
Legal fees	27	28	6,495	32,457
Custodian fees	2,378	1,693	4,981	20,785
Other	29	29	7,088	35,225

Total liabilities	45,471	38,820	542,126	5,006,234

Net Assets	$1,408,235	$1,513,640	$349,945,707	$1,623,217,392

Cost:
Investments	$1,376,369	$1,319,084	$289,785,620	$1,521,512,102
Short-term investment	6,800	57,101	4,063,908	25,083,957
Foreign currency	6,472	–	–	–

Represented by:
Capital	$1,403,121	$1,301,752	$257,898,865	$1,389,706,105
Distributable earnings	5,114	211,888	92,046,842	233,511,287

Net Assets	$1,408,235	$1,513,640	$349,945,707	$1,623,217,392

Net Assets:
Class A Shares	$345,613	$90,661	$233,717,091	$224,803,957
Class C Shares	10,429	13,335	2,963,161	75,913,135
Class R Shares	10,583	13,514	127,717	8,430,350
Institutional Service Class Shares	10,737	42,699	106,336,900	50,162,551
Institutional Class Shares	1,030,873	1,353,431	6,800,838	1,263,907,399

Total	$1,408,235	$1,513,640	$349,945,707	$1,623,217,392

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	95

Statements of Assets and Liabilities (concluded)

October 31, 2018

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	33,315	7,439	18,654,188	6,351,467
Class C Shares	1,021	1,115	272,608	2,486,458
Class R Shares	1,022	1,115	10,912	258,255
Institutional Service Class Shares	1,029	3,492	7,979,763	1,341,701
Institutional Class Shares	98,822	110,667	508,846	33,818,483

Total	135,209	123,828	27,426,317	44,256,364

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.37	$12.19	$12.53	$35.39
Class C Shares (a)	$10.21	$11.96	$10.87	$30.53
Class R Shares	$10.36	$12.12	$11.70	$32.64
Institutional Service Class Shares	$10.43	$12.23	$13.33	$37.39
Institutional Class Shares	$10.43	$12.23	$13.37	$37.37
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.00	$12.93	$13.29	$37.55
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

96	Annual Report 2018

Statements of Operations

For the Year Ended October 31, 2018

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen China Opportunities Fund	Aberdeen Dynamic Dividend Fund	Aberdeen Emerging Markets Fund	Aberdeen Focused U.S. Equity Fund
INVESTMENT INCOME:
Dividend income	$256,741	$311,909	$9,413,007	$189,662,969	$300,737
Interest income	3,648	2,894	26,325	1,008,723	5,307
Securities lending income, net	–	1,412	–	79,972	633
Foreign tax withholding	(15,547)	(13,872)	(255,681)	(20,723,704)	(4,673)
Other income	800	300	4,844	10	39,081

Total Income	245,642	302,643	9,188,495	170,027,970	341,085

EXPENSES:
Investment advisory fees	107,348	169,359	1,607,293	72,894,250	160,710
Administration fees	8,588	10,839	78,705	6,479,489	16,673
Distribution fees Class A	2,799	19,201	10,385	462,396	20,368
Distribution fees Class C	2,232	23,386	–	256,360	15,483
Distribution fees Class R	68	10,990	–	455,192	10,773
Sub-transfer agent and administrative service fees Institutional Class	6,441	644	45,179	3,929,458	11,527
Sub-transfer agent and administrative service fees Class A	472	6,092	1,335	462,396	8,445
Sub-transfer agent and administrative service fees Class C	77	2,885	–	32,122	1,401
Sub-transfer agent and administrative service fees Class R	–	3,332	–	140,305	4,937
Sub-transfer agent and administrative service fees Institutional Service Class	1,717	602	–	109,737	944
Fund accounting fees	7,355	7,667	38,556	819,499	1,991
Transfer agent fees	7,594	22,344	162,359	701,355	24,881
Trustee fees	632	794	10,492	475,730	1,213
Legal fees	623	773	23,412	457,994	1,386
Compliance fees	–	–	6,648	–	–
Printing fees	9,039	11,256	44,488	332,975	10,699
Custodian fees	33,998	24,905	15,305	4,664,936	6,354
Registration and filing fees	67,462	72,268	29,827	174,846	69,813
Audit fees	36,150	35,150	36,644	37,150	38,150
Dividend expense for securities sold short	–	–	–	–	10,238
Other	27,070	8,403	26,411	1,135,086	7,819

Total expenses before reimbursed/waived expenses	319,665	430,890	2,137,039	94,021,276	423,805
Interest expense (Note 9)	559	341	40,796	28,290	701

Total operating expenses before reimbursed/waived expenses	320,224	431,231	2,177,835	94,049,566	424,506
Expenses reimbursed	(178,193)	(147,796)	–	(3,091,591)	(159,543)
Expenses waived by investment adviser	–	–	(117,539)	–	–
Broker related expenses for securities sold short reduced by Adviser	–	–	–	–	(1,652)

Net expenses	142,031	283,435	2,060,296	90,957,975	263,311

Net Investment Income	103,611	19,208	7,128,199	79,069,995	77,774

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	1,192,897	205,979	11,503,999	163,998,682	3,264,169
Realized gain/(loss) on forward foreign currency exchange contracts	–	–	47,715	–	–
Realized gain/(loss) on foreign currency transactions	(1,887)	(3,797)	(32,453)	(3,755,103)	(1,122)

Net realized gain from investments and foreign currency transactions	1,191,010	202,182	11,519,261	160,243,579	3,263,047

Net change in unrealized appreciation/(depreciation) on investment transactions (including $3,604, $0, $0, $4,160,863 and $0 change in deferred capital gains tax, respectively)	(2,383,807)	(1,423,257)	(16,342,590)	(1,438,054,073)	(2,753,895)
Net change in unrealized appreciation/(depreciation) on securities sold short	–	–	–	–	1,350,716
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	–	128,168	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(217)	(2,154)	(7,202)	(415,027)	–

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(2,384,024)	(1,425,411)	(16,221,624)	(1,438,469,100)	(1,403,179)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(1,193,014)	(1,223,229)	(4,702,363)	(1,278,225,521)	1,859,868

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,089,403)	$(1,204,021)	$2,425,836	$(1,199,155,526)	$1,937,642

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	97

Statements of Operations (continued)

For the Year Ended October 31, 2018

	Aberdeen Global Equity Fund	Aberdeen Global Infrastructure Fund	Aberdeen Income Builder Fund	Aberdeen International Equity Fund	Aberdeen International Small Cap Fund
INVESTMENT INCOME:
Dividend income	$912,870	$5,062,494	$2,202,140	$13,310,733	$2,401,048
Interest income	6,615	18,869	904,174	165,463	23,981
Securities lending income, net	563	2,130	53	11,523	3,345
Foreign tax withholding	(61,596)	(223,533)	(5,482)	(1,013,504)	(109,485)
Other income	15,952	145	703	20,287	219

Total Income	874,404	4,860,105	3,101,588	12,494,502	2,319,108

EXPENSES:
Investment advisory fees	357,211	1,251,778	1,018,189	4,192,750	836,926
Administration fees	31,752	60,299	50,724	419,275	61,666
Distribution fees Class A	79,732	41,403	3,371	84,174	143,264
Distribution fees Class C	20,729	–	–	108,471	9,360
Distribution fees Class R	13,530	–	–	33,394	11,440
Sub-transfer agent and administrative service fees Class A	29,095	5,075	432	43,951	43,581
Sub-transfer agent and administrative service fees Institutional Class	1,109	22,964	1,434	71,651	9,877
Sub-transfer agent and administrative service fees Class C	3,991	–	–	11,454	897
Sub-transfer agent and administrative service fees Class R	6,765	–	–	9,416	3,489
Sub-transfer agent and administrative service fees Institutional Service Class	371	–	–	66,237	48
Fund accounting fees	8,524	45,680	10,939	57,663	13,968
Transfer agent fees	57,546	102,896	19,714	152,332	71,472
Trustee fees	2,355	8,181	6,686	30,495	4,503
Legal fees	2,600	14,427	13,027	30,632	5,636
Compliance fees	–	5,150	4,115	–	–
Printing fees	14,794	26,855	9,033	28,102	17,473
Custodian fees	21,310	11,859	9,557	124,000	47,442
Registration and filing fees	66,139	34,913	31,185	73,690	72,229
Audit fees	42,650	38,530	36,927	35,150	37,150
Other	21,815	23,271	15,571	86,102	26,632

Total expenses before reimbursed/waived expenses	782,018	1,693,281	1,230,904	5,658,939	1,417,053
Interest expense (Note 9)	–	–	–	–	1,122

Total operating expenses before reimbursed/waived expenses	782,018	1,693,281	1,230,904	5,658,939	1,418,175
Expenses reimbursed	(159,483)	–	–	(217)	(279,762)
Expenses waived by investment adviser	–	(149,744)	(1,026)	–	–

Net expenses	622,535	1,543,537	1,229,878	5,658,722	1,138,413

Net Investment Income	251,869	3,316,568	1,871,710	6,835,780	1,180,695

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	3,120,368	357,895	6,999,020	9,122,647	8,262,247
Written options	–	–	(36,017)	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	–	115,523	–	–	–
Realized gain/(loss) on foreign currency transactions	(7,554)	(13,462)	2,084	(153,200)	(22,459)

Net realized gain from investments and foreign currency transactions	3,112,814	459,956	6,965,087	8,969,447	8,239,788

Net change in unrealized appreciation/(depreciation) on investment transactions (including $31,015, $0, $0, $10,766 and $186,979 change in deferred capital gains tax, respectively)	(4,969,303)	(10,586,593)	(4,510,894)	(70,473,779)	(11,412,586)
Written options	–	–	(18,491)	–	–
Purchased options	–	–	52,508	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	–	224,440	–	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,094)	(377)	6	(25,270)	922

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(4,971,397)	(10,362,530)	(4,476,871)	(70,499,049)	(11,411,664)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(1,858,583)	(9,902,574)	2,488,216	(61,529,602)	(3,171,876)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,606,714)	$(6,586,006)	$4,359,926	$(54,693,822)	$(1,991,181)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

98	Annual Report 2018

Statements of Operations (concluded)

For the Year Ended October 31, 2018

	Aberdeen Japanese Equities Fund	Aberdeen U.S. Mid Cap Equity Fund	Aberdeen U.S. Multi-Cap Equity Fund	Aberdeen U.S. Small Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$27,267	$17,460	$4,935,792	$19,815,396
Interest income	239	747	76,205	538,161
Securities lending income, net	11	–	49,926	649,434
Foreign tax withholding	(2,956)	(316)	(81,865)	(348,420)
Other income	–	–	3,008	79,998

Total Income	24,561	17,891	4,983,066	20,734,569

EXPENSES:
Investment advisory fees	10,028	11,537	2,802,705	15,063,789
Administration fees	1,234	1,231	298,955	1,491,379
Distribution fees Class A	782	164	624,934	725,345
Distribution fees Class C	123	141	33,919	883,401
Distribution fees Class R	61	71	1,038	60,800
Sub-transfer agent and administrative service fees Institutional Class	–	–	3,073	1,350,957
Sub-transfer agent and administrative service fees Class A	265	–	97,311	357,436
Sub-transfer agent and administrative service fees Class C	–	–	3,768	78,366
Sub-transfer agent and administrative service fees Class R	–	–	422	30,400
Sub-transfer agent and administrative service fees Institutional Service Class	1	–	80,164	62,491
Fund accounting fees	6,423	148	36,063	184,343
Transfer agent fees	9,067	16,842	203,305	389,431
Trustee fees	90	89	21,645	109,088
Legal fees	–	92	22,289	110,526
Printing fees	7,829	5,644	30,901	306,839
Custodian fees	8,128	5,724	21,392	81,058
Registration and filing fees	65,730	73,070	75,424	146,857
Audit fees	37,150	35,150	34,150	35,150
Other	3,984	3,893	54,034	243,694

Total expenses before reimbursed/waived expenses	150,895	153,796	4,445,492	21,711,350
Interest expense (Note 9)	–	–	20	4,905

Total operating expenses before reimbursed/waived expenses	150,895	153,796	4,445,512	21,716,255
Expenses reimbursed	(134,235)	(138,037)	(244,458)	–

Net expenses	16,660	15,759	4,201,054	21,716,255

Net Investment Income/(Loss)	7,901	2,132	782,012	(981,686)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain on investment transactions	12,654	66,124	36,707,432	163,188,196
Realized gain/(loss) on foreign currency transactions	(189)	56	(28,744)	(10,408)

Net realized gain from investments and foreign currency transactions	12,465	66,180	36,678,688	163,177,788

Net change in unrealized appreciation/(depreciation) on investment transactions	(234,262)	(72,266)	(12,659,503)	(161,881,938)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	73	–	–	(928)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(234,189)	(72,266)	(12,659,503)	(161,882,866)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(221,724)	(6,086)	24,019,185	1,294,922

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(213,823)	$(3,954)	$24,801,197	$313,236

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	99

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$103,611	$121,806	$19,208	$102,144	$7,128,199	$9,502,803
Net realized gain/(loss) from investments and foreign currency transactions	1,191,010	100,517	202,182	(859,703)	11,519,261	3,487,767
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,384,024)	2,553,163	(1,425,411)	3,398,896	(16,221,624)	20,254,586

Changes in net assets resulting from operations	(1,089,403)	2,775,486	(1,204,021)	2,641,337	2,425,836	33,245,156

Distributions to Shareholders(a):
Class A	(13,599)	–	(77,459)	(72,703)	(230,301)	(221,848)
Class C	(3,170)	–	(3,351)	–	–	–
Class R	(149)	–	(13,319)	(10,909)	–	–
Institutional Service Class	(28,197)	–	(7,909)	(8,632)	–	–
Institutional Class	(113,566)	–	(11,540)	(10,628)	(8,892,016)	(9,421,392)
Tax return of capital:
Class A	–	–	–	–	(4,631)	(7,361)
Institutional Class	–	–	–	–	(174,550)	(301,575)

Change in net assets from shareholder distributions	(158,681)	–	(113,578)	(102,872)	(9,301,498)	(9,952,176)

Change in net assets from capital transactions	(2,287,648)	(6,143,973)	(1,968,051)	(3,809,988)	(17,431,963)	(14,282,338)

Change in net assets	(3,535,732)	(3,368,487)	(3,285,650)	(1,271,523)	(24,307,625)	9,010,642

Net Assets:
Beginning of year	11,296,091	14,664,578	13,326,428	14,597,951	164,074,913	155,064,271

End of year	$7,760,359	$11,296,091	$10,040,778	$13,326,428	$139,767,288	$164,074,913

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

100	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$187,057	$189,725	$1,687,711	$1,152,279	$2,351,462	$794,860
Dividends reinvested	12,292	–	53,773	52,296	158,800	105,024
Cost of shares redeemed	(248,026)	(108,493)	(2,469,404)	(2,440,453)	(1,108,828)	(1,952,066)

Total Class A	(48,677)	81,232	(727,920)	(1,235,878)	1,401,434	(1,052,182)

Class C Shares
Proceeds from shares issued	20,574	215,826	158,230	228,665	–	–
Dividends reinvested	2,596	–	2,975	–	–	–
Cost of shares redeemed	(209,269)	(29,512)	(827,287)	(1,908,843)	–	–

Total Class C	(186,099)	186,314	(666,082)	(1,680,178)	–	–

Class R Shares
Proceeds from shares issued	–	–	1,591,191	602,537	–	–
Dividends reinvested	149	–	10,953	8,749	–	–
Cost of shares redeemed	–	–	(1,514,800)	(454,181)	–	–

Total Class R	149	–	87,344	157,105	–	–

Institutional Service Class Shares
Proceeds from shares issued	17,869	84,651	72,118	41,047	–	–
Dividends reinvested	27,904	–	7,713	8,463	–	–
Cost of shares redeemed	(231,938)	(2,785,936)	(98,416)	(286,571)	–	–

Total Institutional Service Class	(186,165)	(2,701,285)	(18,585)	(237,061)	–	–

Institutional Class Shares
Proceeds from shares issued	6,804,781	834,777	47,937	1,399,308	9,753,961	6,641,231
Dividends reinvested	65,508	–	7,895	6,680	7,165,849	7,213,282
Cost of shares redeemed	(8,737,145)	(4,545,011)	(698,640)	(2,219,964)	(35,753,207)	(27,084,669)

Total Institutional Class	(1,866,856)	(3,710,234)	(642,808)	(813,976)	(18,833,397)	(13,230,156)

Change in net assets from capital transactions:	$(2,287,648)	$(6,143,973)	$(1,968,051)	$(3,809,988)	$(17,431,963)	$(14,282,338)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	101

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen China Opportunities Fund		Aberdeen Dynamic Dividend Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	13,426	15,917	70,856	55,342	568,239	203,272
Reinvested	917	–	2,338	3,012	38,850	27,400
Redeemed	(18,586)	(9,623)	(105,495)	(120,690)	(271,534)	(501,738)

Total Class A Shares	(4,243)	6,294	(32,301)	(62,336)	335,555	(271,066)

Class C Shares
Issued	1,464	17,639	6,735	11,471	–	–
Reinvested	197	–	134	–	–	–
Redeemed	(16,396)	(2,980)	(37,674)	(103,192)	–	–

Total Class C Shares	(14,735)	14,659	(30,805)	(91,721)	–	–

Class R Shares
Issued	–	–	67,537	30,329	–	–
Reinvested	12	–	484	512	–	–
Redeemed	–	–	(66,494)	(22,985)	–	–

Total Class R Shares	12	–	1,527	7,856	–	–

Institutional Service Class Shares
Issued	1,361	7,176	2,991	2,039	–	–
Reinvested	2,073	–	334	485	–	–
Redeemed	(16,978)	(263,641)	(4,146)	(14,724)	–	–

Total Institutional Service Class Shares	(13,544)	(256,465)	(821)	(12,200)	–	–

Institutional Class Shares
Issued	547,129	67,265	1,978	73,512	2,327,152	1,707,241
Reinvested	4,860	–	342	383	1,744,889	1,883,528
Redeemed	(694,789)	(386,939)	(28,316)	(117,761)	(8,694,861)	(7,163,846)

Total Institutional Class Shares	(142,800)	(319,674)	(25,996)	(43,866)	(4,622,820)	(3,573,077)

Total change in shares:	(175,310)	(555,186)	(88,396)	(202,267)	(4,287,265)	(3,844,143)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

102	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$79,069,995	$95,620,933	$77,774	$(544,434)	$251,869	$727,759
Net realized gain from investments and foreign currency transactions	160,243,579	6,653,200	3,263,047	7,961,932	3,112,814	9,103,022
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,438,469,100)	1,304,751,654	(1,403,179)	(3,377,808)	(4,971,397)	7,256,847

Changes in net assets resulting from operations	(1,199,155,526)	1,407,025,787	1,937,642	4,039,690	(1,606,714)	17,087,628

Distributions to Shareholders From(a):
Class A	(2,033,400)	(1,481,671)	(2,185,025)	(1,313,126)	(2,893,919)	(409,109)
Class C	(133,381)	(51,789)	(901,896)	(710,750)	(184,263)	(13,245)
Class R	(798,320)	(348,298)	(616,821)	(329,447)	(262,184)	(27,516)
Institutional Service Class	(1,962,131)	(3,210,803)	(241,404)	(80,401)	(48,090)	(6,791)
Institutional Class	(110,259,968)	(84,335,789)	(2,610,765)	(5,697,016)	(253,129)	(364,408)

Change in net assets from shareholder distributions	(115,187,200)	(89,428,350)	(6,555,911)	(8,130,740)	(3,641,585)	(821,069)

Change in net assets from capital transactions	(1,508,721,069)	(575,877,933)	(5,251,610)	(39,750,103)	(3,678,076)	(60,773,721)

Change in net assets	(2,823,063,795)	741,719,504	(9,869,879)	(43,841,153)	(8,926,375)	(44,507,162)

Net Assets:
Beginning of year	8,702,219,428	7,960,499,924	26,838,395	70,679,548	42,853,788	87,360,950

End of year	$5,879,155,633	$8,702,219,428	$16,968,516	$26,838,395	$33,927,413	$42,853,788

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	103

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$50,547,938	$52,739,091	$1,344,852	$1,638,105	$1,030,603	$2,972,034
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	8,732,862
Dividends reinvested	1,610,943	1,185,696	1,640,101	1,085,391	2,512,455	376,258
Cost of shares redeemed	(87,528,649)	(62,742,101)	(3,540,762)	(4,269,568)	(6,115,180)	(35,583,933)

Total Class A	(35,369,768)	(8,817,314)	(555,809)	(1,546,072)	(2,572,122)	(23,502,779)

Class C Shares
Proceeds from shares issued	3,567,219	6,990,946	393,587	323,903	108,778	77,042
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	1,432,891
Dividends reinvested	104,126	35,609	678,836	400,441	147,825	7,308
Cost of shares redeemed	(12,485,274)	(7,356,666)	(791,077)	(1,833,234)	(448,446)	(1,312,269)

Total Class C	(8,813,929)	(330,111)	281,346	(1,108,890)	(191,843)	204,972

Class R Shares
Proceeds from shares issued	32,113,866	26,866,922	130,408	370,353	695,978	593,383
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	2,166,589
Dividends reinvested	750,126	314,211	616,821	329,447	139,402	13,090
Cost of shares redeemed	(5,508,831)	(5,003,437)	(687,472)	(952,724)	(1,462,279)	(1,621,041)

Total Class R	27,355,161	22,177,696	59,757	(252,924)	(626,899)	1,152,021

Institutional Service Class Shares
Proceeds from shares issued	11,500,772	28,706,149	198,189	281,733	–	–
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	624,420
Dividends reinvested	1,961,264	3,210,247	241,404	80,401	48,090	6,781
Cost of shares redeemed	(77,126,520)	(203,993,186)	(435,883)	(209,619)	(89,495)	(180,620)

Total Institutional Service Class	(63,664,484)	(172,076,790)	3,710	152,515	(41,405)	450,581

Institutional Class Shares
Proceeds from shares issued	1,319,201,606	1,713,068,009	2,955,514	8,412,055	725,407	7,518,659
Proceeds of shares issued in connection with fund merger	–	–	–	–	–	582,702
Dividends reinvested	86,989,913	64,624,339	2,427,578	5,503,242	225,818	359,934
Cost of shares redeemed	(2,834,419,568)	(2,194,523,762)	(10,423,706)	(50,910,029)	(1,197,032)	(47,539,811)

Total Institutional Class	(1,428,228,049)	(416,831,414)	(5,040,614)	(36,994,732)	(245,807)	(39,078,516)

Change in net assets from capital transactions:	$(1,508,721,069)	$(575,877,933)	$(5,251,610)	$(39,750,103)	$(3,678,076)	$(60,773,721)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

104	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Focused U.S. Equity Fund		Aberdeen Global Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	3,296,888	3,732,112	192,257	200,699	74,076	223,492
Issued in connection with fund merger	–	–	–	–	–	728,321
Reinvested	102,282	96,713	246,632	136,527	182,724	30,917
Redeemed	(5,696,461)	(4,529,942)	(461,286)	(518,277)	(438,127)	(2,559,089)

Total Class A Shares	(2,297,291)	(701,117)	(22,397)	(181,051)	(181,327)	(1,576,359)

Class C Shares
Issued	226,731	489,143	176,834	78,073	8,230	6,167
Issued in connection with fund merger	–	–	–	–	–	126,679
Reinvested	6,662	2,926	320,205	101,121	11,433	636
Redeemed	(848,246)	(528,671)	(313,422)	(441,456)	(34,376)	(103,517)

Total Class C Shares	(614,853)	(36,602)	183,617	(262,262)	(14,713)	29,965

Class R Shares
Issued	2,119,000	1,913,112	19,776	48,890	53,060	46,518
Issued in connection with fund merger	–	–	–	–	–	187,862
Reinvested	48,024	25,797	103,320	44,701	10,609	1,120
Redeemed	(362,881)	(360,090)	(101,953)	(124,605)	(110,440)	(127,659)

Total Class R Shares	1,804,143	1,578,819	21,143	(31,014)	(46,771)	107,841

Institutional Service Class Shares
Issued	753,015	1,952,623	24,934	34,118	–	–
Issued in connection with fund merger	–	–	–	–	–	51,283
Reinvested	124,367	261,847	35,037	9,865	3,457	551
Redeemed	(4,911,948)	(13,812,530)	(60,545)	(24,918)	(6,239)	(13,571)

Total Institutional Service Class Shares	(4,034,566)	(11,598,060)	(574)	19,065	(2,782)	38,263

Institutional Class Shares
Issued	85,567,150	122,237,902	406,850	976,594	52,003	569,806
Issued in connection with fund merger	–	–	–	–	–	48,395
Reinvested	5,512,669	5,266,857	341,912	661,447	16,447	29,551
Redeemed	(190,866,640)	(152,745,541)	(1,375,324)	(5,977,260)	(87,407)	(3,381,873)

Total Institutional Class Shares	(99,786,821)	(25,240,782)	(626,562)	(4,339,219)	(18,957)	(2,734,121)

Total change in shares:	(104,929,388)	(35,997,742)	(444,773)	(4,794,481)	(264,550)	(4,134,411)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	105

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,316,568	$5,092,658	$1,871,710	$3,453,914	$6,835,780	$6,592,458
Net realized gain from investments and foreign currency transactions	459,956	16,157,065	6,965,087	2,967,215	8,969,447	3,308,873
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(10,362,530)	8,317,649	(4,476,871)	11,268,486	(70,499,049)	81,658,606

Changes in net assets resulting from operations	(6,586,006)	29,567,372	4,359,926	17,689,615	(54,693,822)	91,559,937

Distributions to Shareholders From(a):
Class A	(625,920)	(648,032)	(81,569)	(44,606)	(326,763)	(594,323)
Class C	–	–	–	–	(23,529)	(85,811)
Class R	–	–	–	–	(48,077)	(81,487)
Institutional Service Class	–	–	–	–	(1,273,030)	(1,623,239)
Institutional Class	(4,305,398)	(5,038,382)	(6,179,148)	(3,215,271)	(4,625,167)	(5,095,583)

Change in net assets from shareholder distributions	(4,931,318)	(5,686,414)	(6,260,717)	(3,259,877)	(6,296,566)	(7,480,443)

Change in net assets from capital transactions	(16,846,000)	(38,507,425)	(930,461)	43,204	(76,975,923)	(9,083,114)

Change in net assets	(28,363,324)	(14,626,467)	(2,831,252)	14,472,942	(137,966,311)	74,996,380

Net Assets:
Beginning of year	135,698,200	150,324,667	100,014,179	85,541,237	533,093,751	458,097,371

End of year	$107,334,876	$135,698,200	$97,182,927	$100,014,179	$395,127,440	$533,093,751

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

106	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,153,523	$5,948,282	$106,990	$117,272	$3,210,201	$9,090,986
Dividends reinvested	446,727	495,589	64,853	31,069	273,406	514,894
Cost of shares redeemed	(8,961,244)	(5,206,468)	(287,972)	(285,071)	(14,751,140)	(24,986,938)

Total Class A	(6,360,994)	1,237,403	(116,129)	(136,730)	(11,267,533)	(15,381,058)

Class C Shares
Proceeds from shares issued	–	–	–	–	493,197	621,287
Dividends reinvested	–	–	–	–	19,695	63,239
Cost of shares redeemed	–	–	–	–	(3,703,265)	(4,988,505)

Total Class C	–	–	–	–	(3,190,373)	(4,303,979)

Class R Shares
Proceeds from shares issued	–	–	–	–	855,689	1,557,602
Dividends reinvested	–	–	–	–	36,811	63,546
Cost of shares redeemed	–	–	–	–	(2,488,670)	(3,191,931)

Total Class R	–	–	–	–	(1,596,170)	(1,570,783)

Institutional Service Class Shares
Proceeds from shares issued	–	–	–	–	2,528,693	5,183,873
Dividends reinvested	–	–	–	–	1,218,598	1,555,578
Cost of shares redeemed	–	–	–	–	(14,018,416)	(19,212,691)

Total Institutional Service Class	–	–	–	–	(10,271,125)	(12,473,240)

Institutional Class Shares
Proceeds from shares issued	6,812,497	8,526,701	877,889	414,180	60,626,112	65,995,458
Dividends reinvested	3,751,714	3,469,124	6,088,305	3,164,714	4,599,171	5,052,139
Cost of shares redeemed	(21,049,217)	(51,740,653)	(7,780,526)	(3,398,960)	(115,876,005)	(46,401,651)

Total Institutional Class	(10,485,006)	(39,744,828)	(814,332)	179,934	(50,650,722)	24,645,946

Change in net assets from capital transactions:	$(16,846,000)	$(38,507,425)	$(930,461)	$43,204	$(76,975,923)	$(9,083,114)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	107

Statements of Changes in Net Assets (continued)

	Aberdeen Global Infrastructure Fund		Aberdeen Income Builder Fund		Aberdeen International Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	104,459	305,947	6,192	7,122	215,116	685,812
Reinvested	22,524	26,049	3,758	1,896	18,095	42,308
Redeemed	(447,726)	(274,615)	(16,457)	(17,175)	(988,468)	(1,853,771)

Total Class A Shares	(320,743)	57,381	(6,507)	(8,157)	(755,257)	(1,125,651)

Class C Shares
Issued	–	–	–	–	34,959	47,715
Reinvested	–	–	–	–	1,384	5,514
Redeemed	–	–	–	–	(265,443)	(385,680)

Total Class C Shares	–	–	–	–	(229,100)	(332,451)

Class R Shares
Issued	–	–	–	–	59,827	117,324
Reinvested	–	–	–	–	2,553	5,464
Redeemed	–	–	–	–	(175,695)	(242,496)

Total Class R Shares	–	–	–	–	(113,315)	(119,708)

Institutional Service Class Shares
Issued	–	–	–	–	164,999	372,391
Reinvested	–	–	–	–	79,130	125,348
Redeemed	–	–	–	–	(912,422)	(1,404,687)

Total Institutional Service Class Shares	–	–	–	–	(668,293)	(906,948)

Institutional Class Shares
Issued	333,957	453,031	50,965	25,492	3,975,504	4,740,246
Reinvested	189,285	181,971	352,755	193,130	297,681	405,794
Redeemed	(1,068,640)	(2,683,067)	(451,500)	(202,782)	(8,103,275)	(3,332,221)

Total Institutional Class Shares	(545,398)	(2,048,065)	(47,780)	15,840	(3,830,090)	1,813,819

Total change in shares:	(866,141)	(1,990,684)	(54,287)	7,683	(5,596,055)	(670,939)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

108	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,180,695	$337,781	$7,901	$5,918	$2,132	$2,841
Net realized gain from investments and foreign currency transactions	8,239,788	2,673,748	12,465	14,670	66,180	127,337
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(11,411,664)	11,818,012	(234,189)	130,078	(72,266)	144,525

Changes in net assets resulting from operations	(1,991,181)	14,829,541	(213,823)	150,666	(3,954)	274,703

Distributions to Shareholders From(a):
Class A	(1,952,986)	(416,238)	(4,143)	(247)	(4,160)	(254)
Class C	(36,944)	(3,656)	(143)	(95)	(1,220)	(212)
Class R	(52,236)	(7,383)	(143)	(95)	(1,221)	(221)
Institutional Service Class	(1,607)	(245)	(187)	(135)	(1,248)	(255)
Institutional Class	(602,294)	(207,449)	(17,933)	(12,966)	(122,061)	(24,492)

Change in net assets from shareholder distributions	(2,646,067)	(634,971)	(22,549)	(13,538)	(129,910)	(25,434)

Change in net assets from capital transactions	(10,609,304)	(7,781,845)	142,990	248,338	222,592	78,207

Change in net assets	(15,246,552)	6,412,725	(93,382)	385,466	88,728	327,476

Net Assets:
Beginning of year	79,967,732	73,555,007	1,501,617	1,116,151	1,424,912	1,097,436

End of year	$64,721,180	$79,967,732	$1,408,235	$1,501,617	$1,513,640	$1,424,912

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	109

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,023,590	$8,666,909	$203,617	$239,852	$64,091	$28,765
Dividends reinvested	1,880,760	399,285	4,142	247	4,160	254
Cost of shares redeemed	(10,541,165)	(11,268,150)	(83,176)	(5,052)	(16,685)	–

Total Class A	(6,636,815)	(2,201,956)	124,583	235,047	51,566	29,019

Class C Shares
Proceeds from shares issued	24,464	1,792,572	11,948	–	14,455	–
Dividends reinvested	34,906	3,468	143	95	1,220	212
Cost of shares redeemed	(1,053,902)	(1,741,386)	(11,948)	–	(14,455)	–

Total Class C	(994,532)	54,654	143	95	1,220	212

Class R Shares
Proceeds from shares issued	1,347,361	811,598	12,115	–	14,644	–
Dividends reinvested	35,282	5,036	143	95	1,221	221
Cost of shares redeemed	(592,666)	(339,379)	(12,115)	–	(14,643)	–

Total Class R	789,977	477,255	143	95	1,222	221

Institutional Service Class Shares
Proceeds from shares issued	146,380	9,530	12,291	–	45,847	–
Dividends reinvested	1,607	245	187	135	1,248	255
Cost of shares redeemed	(152,908)	(30,673)	(12,291)	–	(14,839)	–

Total Institutional Service Class	(4,921)	(20,898)	187	135	32,256	255

Institutional Class Shares
Proceeds from shares issued	1,153,676	3,086,912	1,179,930	–	1,446,735	24,031
Dividends reinvested	595,871	186,470	17,933	12,966	122,061	24,492
Cost of shares redeemed	(5,512,560)	(9,364,282)	(1,179,929)	–	(1,432,468)	(23)

Total Institutional Class	(3,763,013)	(6,090,900)	17,934	12,966	136,328	48,500

Change in net assets from capital transactions:	$(10,609,304)	$(7,781,845)	$142,990	$248,338	$222,592	$78,207

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

110	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen International Small Cap Fund		Aberdeen Japanese Equities Fund		Aberdeen U.S. Mid Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	64,051	320,012	16,929	21,263	4,922	2,348
Reinvested	60,709	16,398	338	23	325	22
Redeemed	(332,157)	(423,079)	(6,821)	(431)	(1,265)	–

Total Class A Shares	(207,397)	(86,669)	10,446	20,855	3,982	2,370

Class C Shares
Issued	837	69,769	1,021	–	1,115	–
Reinvested	1,225	154	12	9	97	19
Redeemed	(36,219)	(63,826)	(1,021)	–	(1,116)	–

Total Class C Shares	(34,157)	6,097	12	9	96	19

Class R Shares
Issued	44,609	31,315	1,022	–	1,115	–
Reinvested	1,197	217	12	10	96	19
Redeemed	(19,843)	(12,508)	(1,022)	–	(1,115)	–

Total Class R Shares	25,963	19,024	12	10	96	19

Institutional Service Class Shares
Issued	4,666	308	1,029	–	3,492	–
Reinvested	52	10	15	13	97	22
Redeemed	(5,053)	(1,155)	(1,029)	–	(1,119)	–

Total Institutional Service Class Shares	(335)	(837)	15	13	2,470	22

Institutional Class Shares
Issued	36,323	112,417	98,823	–	109,243	1,867
Reinvested	19,216	7,658	1,459	1,277	9,536	2,151
Redeemed	(177,505)	(336,755)	(98,822)	–	(108,128)	(2)

Total Institutional Class Shares	(121,966)	(216,680)	1,460	1,277	10,651	4,016

Total change in shares:	(337,892)	(279,065)	11,945	22,164	17,295	6,446

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	111

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$782,012	$1,239,926	$(981,686)	$(3,039,782)
Net realized gain from investments and foreign currency transactions	36,678,688	38,843,861	163,177,788	115,723,157
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(12,659,503)	28,261,064	(161,882,866)	224,842,396

Changes in net assets resulting from operations	24,801,197	68,344,851	313,236	337,525,771

Distributions to Shareholders From(a):
Class A	(25,129,284)	(26,476,714)	–	–
Class C	(399,312)	(739,985)	–	–
Class R	(17,226)	(33,344)	–	–
Institutional Service Class	(10,886,203)	(11,568,923)	–	–
Institutional Class	(652,072)	(780,092)	–	–

Change in net assets from shareholder distributions	(37,084,097)	(39,599,058)	–	–

Change in net assets from capital transactions	516,221	(7,197,173)	(340,052,278)	480,510,982

Change in net assets	(11,766,679)	21,548,620	(339,739,042)	818,036,753

Net Assets:
Beginning of year	361,712,386	340,163,766	1,962,956,434	1,144,919,681

End of year	$349,945,707	$361,712,386	$1,623,217,392	$1,962,956,434

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

112	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,005,763	$3,928,729	$64,163,593	$191,289,180
Dividends reinvested	22,908,926	24,007,105	–	–
Cost of shares redeemed	(24,613,195)	(30,332,254)	(158,789,517)	(195,976,089)

Total Class A	301,494	(2,396,420)	(94,625,924)	(4,686,909)

Class C Shares
Proceeds from shares issued	235,279	430,378	8,593,198	35,506,760
Dividends reinvested	342,668	404,673	–	–
Cost of shares redeemed	(983,473)	(3,413,355)	(27,940,283)	(35,730,729)

Total Class C	(405,526)	(2,578,304)	(19,347,085)	(223,969)

Class R Shares
Proceeds from shares issued	177,191	53,756	4,238,759	10,098,588
Dividends reinvested	29	28	–	–
Cost of shares redeemed	(200,031)	(176,583)	(16,587,607)	(6,938,875)

Total Class R	(22,811)	(122,799)	(12,348,848)	3,159,713

Institutional Service Class Shares
Proceeds from shares issued	1,125,961	952,791	17,046,161	36,790,412
Dividends reinvested	10,647,373	11,275,476	–	–
Cost of shares redeemed	(11,611,381)	(13,475,239)	(28,785,565)	(34,169,491)

Total Institutional Service Class	161,953	(1,246,972)	(11,739,404)	2,620,921

Institutional Class Shares
Proceeds from shares issued	1,911,678	2,681,977	504,210,170	889,508,996
Dividends reinvested	571,317	722,772	–	–
Cost of shares redeemed	(2,001,884)	(4,257,427)	(706,201,187)	(409,867,770)

Total Institutional Class	481,111	(852,678)	(201,991,017)	479,641,226

Change in net assets from capital transactions:	$516,221	$(7,197,173)	$(340,052,278)	$480,510,982

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	113

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund		Aberdeen U.S. Small Cap Equity Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	156,173	319,724	1,767,921	5,853,236
Reinvested	1,846,005	2,082,143	–	–
Redeemed	(1,896,517)	(2,463,388)	(4,312,208)	(5,997,812)

Total Class A Shares	105,661	(61,521)	(2,544,287)	(144,576)

Class C Shares
Issued	21,090	41,110	272,512	1,243,834
Reinvested	31,641	39,480	–	–
Redeemed	(87,409)	(311,583)	(886,359)	(1,252,586)

Total Class C Shares	(34,678)	(230,993)	(613,847)	(8,752)

Class R Shares
Issued	14,735	4,807	126,933	333,805
Reinvested	3	2	–	–
Redeemed	(16,739)	(15,003)	(493,404)	(223,666)

Total Class R Shares	(2,001)	(10,194)	(366,471)	110,139

Institutional Service Class Shares
Issued	81,750	73,719	441,933	1,067,698
Reinvested	808,457	927,260	–	–
Redeemed	(843,596)	(1,041,741)	(750,218)	(989,421)

Total Institutional Service Class Shares	46,611	(40,762)	(308,285)	78,277

Institutional Class Shares
Issued	139,151	206,077	12,958,645	26,250,509
Reinvested	43,282	59,341	–	–
Redeemed	(144,257)	(323,215)	(18,286,393)	(11,856,653)

Total Institutional Class Shares	38,176	(57,797)	(5,327,748)	14,393,856

Total change in shares:	153,769	(401,267)	(9,160,638)	14,428,944

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

114	Annual Report 2018

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$13.41	$0.11		$(1.72)	$(1.61)	$(0.17)	$–	$(0.17)	$11.63
Year Ended October 31, 2017	10.49	0.12		2.80	2.92	–	–	–	13.41
Year Ended October 31, 2016	10.04	0.18	(f)	0.48	0.66	(0.21)	–	(0.21)	10.49
Year Ended October 31, 2015	12.08	0.14		(1.68)	(1.54)	(0.30)	(0.20)	(0.50)	10.04
Year Ended October 31, 2014	12.01	0.14		0.15	0.29	(0.15)	(0.07)	(0.22)	12.08
Class C Shares
Year Ended October 31, 2018	13.19	–	(g)	(1.67)	(1.67)	(0.16)	–	(0.16)	11.36
Year Ended October 31, 2017	10.38	0.03		2.78	2.81	–	–	–	13.19
Year Ended October 31, 2016	10.01	0.12	(f)	0.44	0.56	(0.19)	–	(0.19)	10.38
Year Ended October 31, 2015	12.05	0.07		(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	10.01
Year Ended October 31, 2014	12.00	0.05		0.15	0.20	(0.08)	(0.07)	(0.15)	12.05
Class R Shares
Year Ended October 31, 2018	13.33	0.08		(1.70)	(1.62)	(0.15)	–	(0.15)	11.56
Year Ended October 31, 2017	10.45	0.09		2.79	2.88	–	–	–	13.33
Year Ended October 31, 2016	10.02	0.16	(f)	0.48	0.64	(0.21)	–	(0.21)	10.45
Year Ended October 31, 2015	12.07	0.15		(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	10.02
Year Ended October 31, 2014	12.02	0.05		0.20	0.25	(0.13)	(0.07)	(0.20)	12.07
Institutional Service Class Shares
Year Ended October 31, 2018	13.48	0.13		(1.72)	(1.59)	(0.19)	–	(0.19)	11.70
Year Ended October 31, 2017	10.53	0.07		2.88	2.95	–	–	–	13.48
Year Ended October 31, 2016	10.06	0.21	(f)	0.47	0.68	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.10	0.17		(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	10.06
Year Ended October 31, 2014	12.03	0.17		0.14	0.31	(0.17)	(0.07)	(0.24)	12.10
Institutional Class Shares
Year Ended October 31, 2018	13.50	0.14		(1.72)	(1.58)	(0.19)	–	(0.19)	11.73
Year Ended October 31, 2017	10.53	0.13		2.84	2.97	–	–	–	13.50
Year Ended October 31, 2016	10.07	0.05	(f)	0.62	0.67	(0.21)	–	(0.21)	10.53
Year Ended October 31, 2015	12.11	0.21		(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	10.07
Year Ended October 31, 2014	12.04	0.16		0.16	0.32	(0.18)	(0.07)	(0.25)	12.11

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

116	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

(12.16%)		$853	1.55	%(e)	3.15	%(e)	0.83%		69.85%
27.84%		1,041	1.55	%(e)	3.46	%(e)	1.01%		20.14%
6.86	%(f)	748	1.54	%(e)	1.70	%(e)	1.88	%(f)	39.84%
(12.94%)		815	1.51	%(e)	1.52	%(e)	1.21%		58.06%
2.43%		1,173	1.50%		1.52%		1.21%		36.48%

(12.85%)		62	2.26	%(e)	3.89	%(e)	–	(h)	69.85%
27.07%		267	2.26	%(e)	4.22	%(e)	0.28%		20.14%
5.90	%(f)	58	2.26	%(e)	2.44	%(e)	1.24	%(f)	39.84%
(13.42%)		280	2.26	%(e)	2.27	%(e)	0.66%		58.06%
1.67%		288	2.25%		2.27%		0.46%		36.48%

(12.31%)		12	1.76	%(e)	3.36	%(e)	0.58%		69.85%
27.56%		13	1.76	%(e)	3.67	%(e)	0.81%		20.14%
6.63	%(f)	10	1.76	%(e)	1.92	%(e)	1.68	%(f)	39.84%
(13.17%)		10	1.76	%(e)	1.77	%(e)	1.30%		58.06%
2.06%		11	1.76%		1.78%		0.40%		36.48%

(11.99%)		1,610	1.34	%(e)	2.94	%(e)	0.96%		69.85%
28.02%		2,036	1.33	%(e)	3.24	%(e)	0.65%		20.14%
7.08	%(f)	4,291	1.28	%(e)	1.44	%(e)	2.14	%(f)	39.84%
(12.73%)		4,017	1.29	%(e)	1.30	%(e)	1.54%		58.06%
2.59%		3,950	1.30%		1.32%		1.45%		36.48%

(11.88%)		5,223	1.26	%(e)	2.95	%(e)	1.02%		69.85%
28.21%		7,939	1.26	%(e)	3.24	%(e)	1.15%		20.14%
6.97	%(f)	9,558	1.26	%(e)	1.43	%(e)	0.57	%(f)	39.84%
(12.68%)		263,176	1.26	%(e)	1.27	%(e)	1.83%		58.06%
2.64%		1,069,989	1.25%		1.27%		1.32%		36.48%

(e)	Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2018 and October 31, 2017. Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the years ended October 31, 2016 and October 31, 2015.
(f)	Included within Net Investment Income per share, Total Return and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, Net Investment Income per share would be reduced by $0.02, $0.01, $0.01, $0.02 and $0.02, Total Return would be reduced by 0.21%, 0.10%, 0.10%, 0.20% and 0.20% and Ratio of Net Investment Income to Average Net Assets would be reduced by 0.14%, 0.05%, 0.16%, 0.16% and 0.02% for Class A, Class C, Class R, Institutional Service Class and Institutional Class, respectively.
(g)	Less than $0.005 per share.
(h)	Amount is less than 0.005%.

2018 Annual Report	117

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$22.48	$0.06	$(2.45)	$(2.39)	$(0.23)	$(0.23)	$19.86
Year Ended October 31, 2017	18.46	0.20	4.02	4.22	(0.20)	(0.20)	22.48
Year Ended October 31, 2016	17.94	0.19	0.33	0.52	–	–	18.46
Year Ended October 31, 2015	20.19	0.22	(2.14)	(1.92)	(0.33)	(0.33)	17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	20.19
Class C Shares
Year Ended October 31, 2018	21.59	(0.09)	(2.35)	(2.44)	(0.03)	(0.03)	19.12
Year Ended October 31, 2017	17.64	0.03	3.92	3.95	–	–	21.59
Year Ended October 31, 2016	17.26	0.06	0.32	0.38	–	–	17.64
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	19.50
Class R Shares
Year Ended October 31, 2018	22.07	0.04	(2.46)	(2.42)	(0.17)	(0.17)	19.48
Year Ended October 31, 2017	18.13	0.15	3.94	4.09	(0.15)	(0.15)	22.07
Year Ended October 31, 2016	17.68	0.16	0.29	0.45	–	–	18.13
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	19.92
Institutional Service Class Shares
Year Ended October 31, 2018	22.62	0.11	(2.46)	(2.35)	(0.29)	(0.29)	19.98
Year Ended October 31, 2017	18.55	0.22	4.08	4.30	(0.23)	(0.23)	22.62
Year Ended October 31, 2016	18.00	0.22	0.33	0.55	–	–	18.55
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	20.28
Institutional Class Shares
Year Ended October 31, 2018	22.65	0.05	(2.38)	(2.33)	(0.29)	(0.29)	20.03
Year Ended October 31, 2017	18.58	0.19	4.13	4.32	(0.25)	(0.25)	22.65
Year Ended October 31, 2016	18.00	0.26	0.32	0.58	–	–	18.58
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	20.28

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

118	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(10.76%)	$5,978	1.95	%(e)	3.01	%(e)	0.27%	26.13%
23.15%	7,492	1.97	%(e)	3.04	%(e)	0.98%	23.58%
2.90%	7,301	1.95	%(e)	2.84	%(e)	1.10%	15.75%
(9.50%)	8,221	1.89	%(e)	2.48	%(e)	1.12%	10.48%
(0.82%)	19,425	1.89%		2.30%		0.79%	30.61%

(11.32%)	1,568	2.62	%(e)	3.81	%(e)	(0.42%)	26.13%
22.39%	2,437	2.62	%(e)	3.83	%(e)	0.14%	23.58%
2.20%	3,609	2.62	%(e)	3.60	%(e)	0.37%	15.75%
(10.18%)	4,711	2.62	%(e)	3.21	%(e)	0.95%	10.48%
(1.57%)	6,064	2.62%		3.03%		0.04%	30.61%

(11.07%)	1,664	2.27	%(e)	3.33	%(e)	0.18%	26.13%
22.77%	1,851	2.31	%(e)	3.38	%(e)	0.74%	23.58%
2.55%	1,378	2.28	%(e)	3.17	%(e)	0.95%	15.75%
(9.83%)	1,293	2.29	%(e)	2.88	%(e)	1.20%	10.48%
(1.25%)	1,495	2.27%		2.68%		0.50%	30.61%

(10.57%)	532	1.72	%(e)	2.78	%(e)	0.49%	26.13%
23.54%	620	1.71	%(e)	2.78	%(e)	1.12%	23.58%
3.06%	735	1.79	%(e)	2.68	%(e)	1.29%	15.75%
(9.30%)	825	1.63	%(e)	2.22	%(e)	1.53%	10.48%
(0.56%)	1,778	1.64%		2.05%		1.05%	30.61%

(10.46%)	299	1.62	%(e)	2.78	%(e)	0.21%	26.13%
23.62%	927	1.62	%(e)	2.78	%(e)	0.94%	23.58%
3.22%	1,575	1.62	%(e)	2.56	%(e)	1.47%	15.75%
(9.27%)	1,804	1.63	%(e)	2.22	%(e)	1.80%	10.48%
(0.65%)	1,604	1.62%		2.03%		1.23%	30.61%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%

2018 Annual Report	119

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$4.04	$0.17	(e)	$(0.13)	$0.04	$(0.23)	$–		$(0.00	)(f)	$(0.23)	$0.00	(f)	$3.85
Year Ended October 31, 2017	3.49	0.22		0.56	0.78	(0.22)	–		(0.01)		(0.23)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.18		(0.19)	(0.01)	(0.21)	–		(0.02)		(0.23)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.24		(0.11)	0.13	(0.23)	(0.00	)(f)	–		(0.23)	0.00	(f)	3.73
Year Ended October 31, 2014	3.77	0.17		0.12	0.29	(0.23)	–		–		(0.23)	0.00	(f)	3.83
Institutional Class Shares
Year Ended October 31, 2018(d)	4.04	0.18	(e)	(0.13)	0.05	(0.24)	–		(0.00	)(f)	(0.24)	0.00	(f)	3.85
Year Ended October 31, 2017	3.49	0.22		0.57	0.79	(0.23)	–		(0.01)		(0.24)	0.00	(f)	4.04
Year Ended October 31, 2016	3.73	0.21		(0.21)	0.00	(0.22)	–		(0.02)		(0.24)	0.00	(f)	3.49
Year Ended October 31, 2015	3.83	0.25		(0.11)	0.14	(0.24)	(0.00	)(f)	–		(0.24)	0.00	(f)	3.73
Year Ended October 31, 2014	3.77	0.21		0.09	0.30	(0.24)	–		–		(0.24)	0.00	(f)	3.83

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

120	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Dividend Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

0.79%	$4,505	1.52	%(g)	1.60	%(g)	4.17%	66.16%
22.92%	3,379	1.54	%(g)	1.58	%(g)	6.14%	82.00%
(0.06%)	3,865	1.55	%(g)	1.56	%(g)	5.02%	88.00%
3.34%	4,010	1.52	%(g)	1.52	%(g)	5.95%	111.00%
7.83%	4,219	1.63	%(g)	1.69	%(g)	4.51%	81.00%

1.02%	135,262	1.28	%(g)	1.35	%(g)	4.44%	66.16%
23.22%	160,696	1.29	%(g)	1.33	%(g)	5.95%	82.00%
0.18%	151,200	1.30	%(g)	1.31	%(g)	6.13%	88.00%
3.59%	182,039	1.27	%(g)	1.27	%(g)	6.28%	111.00%
8.09%	210,436	1.38	%(g)	1.44	%(g)	5.30%	81.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.03%, 0.04%, 0.01%, 0.03% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

2018 Annual Report	121

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$15.74	$0.07		$(2.53)	$(2.46)	$(0.16)	$–	$(0.16)	$13.12
Year Ended October 31, 2017	13.53	0.10		2.22	2.32	(0.11)	–	(0.11)	15.74
Year Ended October 31, 2016	12.22	0.11		1.33	1.44	– (f)	(0.13)	(0.13)	13.53
Year Ended October 31, 2015	14.88	0.11		(2.20)	(2.09)	(0.13)	(0.44)	(0.57)	12.22
Year Ended October 31, 2014	15.30	0.16		(0.37)	(0.21)	(0.21)	–	(0.21)	14.88
Class C Shares
Year Ended October 31, 2018	15.55	–	(f)	(2.51)	(2.51)	(0.07)	–	(0.07)	12.97
Year Ended October 31, 2017	13.35	0.02		2.21	2.23	(0.03)	–	(0.03)	15.55
Year Ended October 31, 2016	12.14	0.03		1.31	1.34	–	(0.13)	(0.13)	13.35
Year Ended October 31, 2015	14.79	0.02		(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	12.14
Year Ended October 31, 2014	15.23	0.05		(0.36)	(0.31)	(0.13)	–	(0.13)	14.79
Class R Shares
Year Ended October 31, 2018	15.61	0.06		(2.52)	(2.46)	(0.15)	–	(0.15)	13.00
Year Ended October 31, 2017	13.43	0.08		2.19	2.27	(0.09)	–	(0.09)	15.61
Year Ended October 31, 2016	12.17	0.08		1.31	1.39	–	(0.13)	(0.13)	13.43
Year Ended October 31, 2015	14.83	0.06		(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	12.17
Year Ended October 31, 2014	15.27	0.11		(0.38)	(0.27)	(0.17)	–	(0.17)	14.83
Institutional Service Class Shares
Year Ended October 31, 2018	15.78	0.14		(2.55)	(2.41)	(0.18)	–	(0.18)	13.19
Year Ended October 31, 2017	13.55	0.14		2.23	2.37	(0.14)	–	(0.14)	15.78
Year Ended October 31, 2016	12.22	0.14		1.33	1.47	(0.01)	(0.13)	(0.14)	13.55
Year Ended October 31, 2015	14.89	0.18		(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	12.22
Year Ended October 31, 2014	15.30	0.13		(0.33)	(0.20)	(0.21)	–	(0.21)	14.89
Institutional Class Shares
Year Ended October 31, 2018	15.81	0.15		(2.55)	(2.40)	(0.21)	–	(0.21)	13.20
Year Ended October 31, 2017	13.58	0.17		2.22	2.39	(0.16)	–	(0.16)	15.81
Year Ended October 31, 2016	12.24	0.16		1.33	1.49	(0.02)	(0.13)	(0.15)	13.58
Year Ended October 31, 2015	14.90	0.16		(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	12.24
Year Ended October 31, 2014	15.31	0.20		(0.35)	(0.15)	(0.26)	–	(0.26)	14.90

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

122	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(15.80%)		$143,297	1.59	%(e)	1.59	%(e)	0.49%	20.39%
17.39%		208,084	1.56%		1.56%		0.70%	16.55%
12.04%		188,315	1.48	%(e)	1.49	%(e)	0.91%	9.19%
(14.28%)		192,039	1.44	%(e)	1.47	%(e)	0.81%	11.58%
(1.37%)		341,483	1.41%		1.43%		1.05%	5.00%

(16.20%)		15,886	2.10	%(e)	2.21	%(e)	– (g)	20.39%
16.75%		28,618	2.10%		2.28%		0.16%	16.55%
11.26%		25,054	2.10	%(e)	2.20	%(e)	0.28%	9.19%
(14.80%)		30,850	2.10	%(e)	2.13	%(e)	0.17%	11.58%
(2.04%)		45,077	2.10%		2.12%		0.36%	5.00%

(15.93%)		89,874	1.75	%(e)	1.75	%(e)	0.40%	20.39%
17.13%		79,767	1.78%		1.78%		0.55%	16.55%
11.65%		47,410	1.77	%(e)	1.78	%(e)	0.69%	9.19%
(14.59%)		33,881	1.83	%(e)	1.86	%(e)	0.46%	11.58%
(1.76%)		31,720	1.79%		1.81%		0.76%	5.00%

(15.48%)		118,917	1.16	%(e)	1.16	%(e)	0.89%	20.39%
17.75%		205,880	1.28%		1.28%		0.96%	16.55%
12.25%		333,964	1.28	%(e)	1.29	%(e)	1.13%	9.19%
(14.20%)		409,406	1.32	%(e)	1.35	%(e)	1.35%	11.58%
(1.29%)		234,846	1.34%		1.36%		0.90%	5.00%

(15.38%)		5,511,182	1.10	%(e)	1.14	%(e)	1.00%	20.39%
17.89%		8,179,870	1.10%		1.13%		1.17%	16.55%
12.41	%(h)	7,365,757	1.10	%(e)	1.14	%(e)	1.32%	9.19%
(13.98	%)(h)	6,963,195	1.10	%(e)	1.13	%(e)	1.15%	11.58%
(1.01%)		9,389,216	1.10%		1.12%		1.35%	5.00%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	Amount is less than 0.005%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Annual Report	123

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$8.52	$0.02	$0.62	$0.64	$(2.31)	$(2.31)	$6.85
Year Ended October 31, 2017	8.81	(0.12)	0.90	0.78	(1.07)	(1.07)	8.52
Year Ended October 31, 2016	10.30	(0.15)	(0.04)	(0.19)	(1.30)	(1.30)	8.81
Year Ended October 31, 2015	12.26	(0.13)	0.26	0.13	(2.09)	(2.09)	10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	12.26
Class C Shares
Year Ended October 31, 2018	4.22	(0.01)	0.27	0.26	(2.31)	(2.31)	2.17
Year Ended October 31, 2017	4.92	(0.09)	0.46	0.37	(1.07)	(1.07)	4.22
Year Ended October 31, 2016	6.38	(0.12)	(0.04)	(0.16)	(1.30)	(1.30)	4.92
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	8.43
Class R Shares
Year Ended October 31, 2018	7.88	– (h)	0.56	0.56	(2.31)	(2.31)	6.13
Year Ended October 31, 2017	8.25	(0.13)	0.83	0.70	(1.07)	(1.07)	7.88
Year Ended October 31, 2016	9.76	(0.17)	(0.04)	(0.21)	(1.30)	(1.30)	8.25
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	11.77
Institutional Service Class Shares
Year Ended October 31, 2018	8.75	0.04	0.63	0.67	(2.31)	(2.31)	7.11
Year Ended October 31, 2017	9.00	(0.10)	0.92	0.82	(1.07)	(1.07)	8.75
Year Ended October 31, 2016	10.48	(0.14)	(0.04)	(0.18)	(1.30)	(1.30)	9.00
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	12.44
Institutional Class Shares
Year Ended October 31, 2018	8.95	0.05	0.65	0.70	(2.31)	(2.31)	7.34
Year Ended October 31, 2017	9.17	(0.10)	0.95	0.85	(1.07)	(1.07)	8.95
Year Ended October 31, 2016	10.64	(0.13)	(0.04)	(0.17)	(1.30)	(1.30)	9.17
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	12.56

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Indicates the dividend expense charged for the period to average net assets.
(e)	Dividend expense ratio includes broker related expenses for securities sold short.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

124	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Focused U.S. Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Dividend Expense (d)(e)	Portfolio Turnover (f)

8.32%	$7,466	1.32	%(g)	2.03	%(g)	0.34%	0.04%	112.97%
9.69%	9,479	2.80	%(g)	3.22	%(g)	(1.39%)	1.18%	35.38%
(1.68%)	11,397	3.04%		3.28%		(1.70%)	1.45%	36.34%
1.18%	16,869	2.93	%(g)	3.12	%(g)	(1.21%)	1.36%	14.04%
2.90%	30,368	2.64%		2.79%		(1.09%)	1.08%	31.13%

7.45%	1,345	1.97	%(g)	2.77	%(g)	(0.32%)	0.04%	112.97%
8.89%	1,837	3.47	%(g)	4.09	%(g)	(2.05%)	1.21%	35.38%
(2.35%)	3,430	3.69%		4.02%		(2.33%)	1.44%	36.34%
0.51%	7,480	3.61	%(g)	3.80	%(g)	(1.90%)	1.35%	14.04%
2.26%	10,162	3.36%		3.51%		(1.81%)	1.11%	31.13%

7.89%	1,895	1.69	%(g)	2.40	%(g)	(0.04%)	0.04%	112.97%
9.35%	2,269	3.14	%(g)	3.56	%(g)	(1.72%)	1.18%	35.38%
(2.01%)	2,633	3.34%		3.58%		(2.01%)	1.44%	36.34%
0.74%	3,202	3.35	%(g)	3.54	%(g)	(1.65%)	1.34%	14.04%
2.49%	3,437	3.12%		3.27%		(1.56%)	1.12%	31.13%

8.50%	679	1.07	%(g)	1.79	%(g)	0.55%	0.04%	112.97%
9.96%	840	2.62	%(g)	3.04	%(g)	(1.21%)	1.17%	35.38%
(1.54%)	693	2.85%		3.10%		(1.54%)	1.43%	36.34%
1.16%	789	2.86	%(g)	3.05	%(g)	(1.13%)	1.35%	14.04%
3.03%	1,871	2.59%		2.75%		(1.02%)	1.09%	31.13%

8.69%	5,583	0.98	%(g)	1.83	%(g)	0.63%	0.06%	112.97%
10.12%	12,413	2.56	%(g)	3.07	%(g)	(1.13%)	1.30%	35.38%
(1.40%)	52,527	2.71%		3.01%		(1.36%)	1.46%	36.34%
1.52%	92,887	2.61	%(g)	2.80	%(g)	(0.89%)	1.36%	14.04%
3.26%	303,638	2.33%		2.49%		(0.78%)	1.08%	31.13%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2018 and October 31, 2015. Includes interest expense that amounts to 0.01% for Class A, Class C, Class R, Institutional Service Class and Institutional Class for the year ended October 31, 2017.
(h)	Less than $0.005 per share.

2018 Annual Report	125

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$14.66	$0.09		$(0.72)	$(0.63)	$(0.10)	$(1.18)	$(1.28)	$12.75
Year Ended October 31, 2017	12.35	0.10		2.30	2.40	(0.09)	–	(0.09)	14.66
Year Ended October 31, 2016	12.15	0.10		0.13	0.23	(0.03)	–	(0.03)	12.35
Year Ended October 31, 2015	13.83	0.17		(1.66)	(1.49)	(0.19)	–	(0.19)	12.15
Year Ended October 31, 2014	13.83	0.45		0.01	0.46	(0.46)	–	(0.46)	13.83
Class C Shares
Year Ended October 31, 2018	13.78	–	(f)	(0.67)	(0.67)	–	(1.18)	(1.18)	11.93
Year Ended October 31, 2017	11.65	0.01		2.18	2.19	(0.06)	–	(0.06)	13.78
Year Ended October 31, 2016	11.52	0.02		0.12	0.14	(0.01)	–	(0.01)	11.65
Year Ended October 31, 2015	13.13	0.06		(1.55)	(1.49)	(0.12)	–	(0.12)	11.52
Year Ended October 31, 2014	13.15	0.33		0.03	0.36	(0.38)	–	(0.38)	13.13
Class R Shares
Year Ended October 31, 2018	14.04	0.03		(0.68)	(0.65)	(0.06)	(1.18)	(1.24)	12.15
Year Ended October 31, 2017	11.88	0.04		2.22	2.26	(0.10)	–	(0.10)	14.04
Year Ended October 31, 2016	11.71	0.08		0.11	0.19	(0.02)	–	(0.02)	11.88
Year Ended October 31, 2015	13.34	0.12		(1.59)	(1.47)	(0.16)	–	(0.16)	11.71
Year Ended October 31, 2014	13.36	0.40		– (f)	0.40	(0.42)	–	(0.42)	13.34
Institutional Service Class Shares
Year Ended October 31, 2018	14.87	0.13		(0.73)	(0.60)	(0.15)	(1.18)	(1.33)	12.94
Year Ended October 31, 2017	12.53	0.13		2.34	2.47	(0.13)	–	(0.13)	14.87
Year Ended October 31, 2016	12.30	0.14		0.13	0.27	(0.04)	–	(0.04)	12.53
Year Ended October 31, 2015	13.86	0.31		(1.78)	(1.47)	(0.09)	–	(0.09)	12.30
Year Ended October 31, 2014	13.88	0.44		0.05	0.49	(0.51)	–	(0.51)	13.86
Institutional Class Shares
Year Ended October 31, 2018	14.69	0.14		(0.73)	(0.59)	(0.15)	(1.18)	(1.33)	12.77
Year Ended October 31, 2017	12.40	0.16		2.26	2.42	(0.13)	–	(0.13)	14.69
Year Ended October 31, 2016	12.16	0.14		0.14	0.28	(0.04)	–	(0.04)	12.40
Year Ended October 31, 2015	13.84	0.14		(1.59)	(1.45)	(0.23)	–	(0.23)	12.16
Year Ended October 31, 2014	13.84	0.47		0.04	0.51	(0.51)	–	(0.51)	13.84

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

126	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(4.97%)		$27,530	1.53%		1.92%		0.67%	22.06%
19.58%		34,296	1.56	%(e)	1.68	%(e)	0.71%	24.98%
1.93%		48,350	1.56	%(e)	1.63	%(e)	0.82%	21.59%
(10.85%)		58,730	1.55	%(e)	1.61	%(e)	1.33%	31.45%
3.37%		73,230	1.56%		1.56%		3.22%	24.09%

(5.53%)		1,713	2.19%		2.77%		0.02%	22.06%
18.85%		2,181	2.19	%(e)	2.51	%(e)	0.06%	24.98%
1.24%		1,495	2.19	%(e)	2.36	%(e)	0.20%	21.59%
(11.43%)		1,729	2.20	%(e)	2.26	%(e)	0.45%	31.45%
2.78%		4,165	2.19%		2.19%		2.50%	24.09%

(5.27%)		2,120	1.94%		2.33%		0.26%	22.06%
19.15%		3,107	1.90	%(e)	2.02	%(e)	0.31%	24.98%
1.64%		1,348	1.84	%(e)	1.91	%(e)	0.66%	21.59%
(11.13%)		1,457	1.88	%(e)	1.94	%(e)	0.96%	31.45%
3.06%		1,986	1.85%		1.85%		2.96%	24.09%

(4.65%)		460	1.26%		1.65%		0.94%	22.06%
19.97%		570	1.29	%(e)	1.41	%(e)	0.94%	24.98%
2.26%		1	1.19	%(e)	1.26	%(e)	1.17%	21.59%
(10.60%)		1	1.26	%(e)	1.33	%(e)	2.29%	31.45%
3.62	%(g)	2	1.19%		1.19%		3.12%	24.09%

(4.63%)		2,104	1.19%		1.62%		1.01%	22.06%
19.75%		2,699	1.19	%(e)	1.32	%(e)	1.21%	24.98%
2.36%		36,167	1.19	%(e)	1.27	%(e)	1.19%	21.59%
(10.55%)		30,678	1.19	%(e)	1.25	%(e)	1.08%	31.45%
3.77	%(g)	78,381	1.19%		1.19%		3.36%	24.09%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Annual Report	127

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$20.65	$0.46	(e)	$(1.54)	$(1.08)	$(0.71)	$(0.04)	$–	$(0.75)	$0.00	(f)	$18.82
Year Ended October 31, 2017	17.55	0.66		3.15	3.81	(0.71)	–	–	(0.71)	0.00	(f)	20.65
Year Ended October 31, 2016	17.63	0.76		(0.12)	0.64	(0.72)	–	–	(0.72)	0.00	(f)	17.55
Year Ended October 31, 2015	20.11	0.61		(2.21)	(1.60)	(0.63)	(0.21)	(0.04)	(0.88)	0.00	(f)	17.63
Year Ended October 31, 2014	19.22	0.57		1.34	1.91	(0.67)	(0.35)	–	(1.02)	0.00	(f)	20.11
Institutional Class Shares
Year Ended October 31, 2018(d)	20.68	0.54	(e)	(1.57)	(1.03)	(0.76)	(0.04)	–	(0.80)	0.00	(f)	18.85
Year Ended October 31, 2017	17.58	0.70		3.16	3.86	(0.76)	–	–	(0.76)	0.00	(f)	20.68
Year Ended October 31, 2016	17.66	0.81		(0.13)	0.68	(0.76)	–	–	(0.76)	0.00	(f)	17.58
Year Ended October 31, 2015	20.14	0.71		(2.25)	(1.54)	(0.71)	(0.19)	(0.04)	(0.94)	0.00	(f)	17.66
Year Ended October 31, 2014	19.24	0.60		1.36	1.96	(0.71)	(0.35)	–	(1.06)	0.00	(f)	20.14

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

128	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Infrastructure Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

(5.39%)	$12,310	1.45%		1.58%		2.29%	48.54%
22.13%	20,132	1.46	%(g)	1.58	%(g)	3.48%	77.00%
3.75%	16,105	1.46	%(g)	1.54	%(g)	4.34%	58.00%
(8.15%)	21,822	1.50	%(g)	1.52	%(g)	3.47%	116.00%
10.22%	27,200	1.46	%(g)	1.46	%(g)	2.92%	109.00%

(5.13%)	95,025	1.20%		1.32	%(g)	2.70%	48.54%
22.39%	115,567	1.21	%(g)	1.33	%(g)	3.56%	77.00%
4.01%	134,220	1.21	%(g)	1.29	%(g)	4.56%	58.00%
(7.90%)	207,034	1.26	%(g)	1.28	%(g)	3.60%	116.00%
10.52%	185,904	1.21	%(g)	1.21	%(g)	3.14%	109.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than 0.005 per share.
(g)	Includes interest expense that amounts to less than 0.01% for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016, October 31, 2015 and October 31, 2014.

2018 Annual Report	129

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$17.16	$0.27	(e)	$0.43	$0.70	$(0.55)	$(0.47)	$(1.02)	$–		$16.84
Year Ended October 31, 2017	14.70	0.55		2.43	2.98	(0.52)	–	(0.52)	0.00	(f)	17.16
Year Ended October 31, 2016	15.05	0.68		(0.44)	0.24	(0.49)	(0.10)	(0.59)	0.00	(f)	14.70
Year Ended October 31, 2015	15.88	0.43		(0.10)	0.33	(0.47)	(0.69)	(1.16)	–		15.05
Year Ended October 31, 2014	15.18	0.38		1.37	1.75	(0.47)	(0.59)	(1.06)	0.01		15.88
Institutional Class Shares
Year Ended October 31, 2018(d)	17.16	0.32	(e)	0.43	0.75	(0.60)	(0.47)	(1.07)	–		16.84
Year Ended October 31, 2017	14.70	0.57		2.45	3.02	(0.56)	–	(0.56)	0.00	(f)	17.16
Year Ended October 31, 2016	15.05	0.63		(0.35)	0.28	(0.53)	(0.10)	(0.63)	0.00	(f)	14.70
Year Ended October 31, 2015	15.88	0.38		(0.02)	0.36	(0.50)	(0.69)	(1.19)	–		15.05
Year Ended October 31, 2014	15.19	0.49		1.29	1.78	(0.51)	(0.59)	(1.10)	0.01		15.88

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

130	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Income Builder Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

4.04%	$1,207	1.46%		1.48%		1.59%	88.50%
20.50%	1,342	1.44	%(g)	1.44	%(g)	3.37%	69.00%
1.59%	1,270	1.41	%(g)	1.41	%(g)	4.46%	93.00%
1.93%	2,358	1.60	%(g)	2.18	%(g)	2.65%	97.00%
12.04%	865	1.60	%(g)	2.50	%(g)	2.41%	78.00%

4.38%	95,976	1.20%		1.21%		1.84%	88.50%
20.75%	98,672	1.19	%(g)	1.19	%(g)	3.59%	69.00%
1.86%	84,271	1.18	%(g)	1.18	%(g)	4.24%	93.00%
2.16%	90,126	1.35	%(g)	1.93	%(g)	2.14%	97.00%
12.25%	4,486	1.35	%(g)	2.25	%(g)	3.33%	78.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.01%, for Class A and Institutional Class for the years ended October 31, 2017, October 31, 2016, and October 31, 2015. Includes interest expense that amounts to less than 0.01%, for Class A and Institutional Class for the year ended October 31, 2014.

2018 Annual Report	131

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$15.04	$0.15	$(1.78)	$(1.63)	$(0.13)	$(0.13)	$13.28
Year Ended October 31, 2017	12.70	0.15	2.36	2.51	(0.17)	(0.17)	15.04
Year Ended October 31, 2016	12.52	0.18	0.04	0.22	(0.04)	(0.04)	12.70
Year Ended October 31, 2015	14.85	0.23	(2.29)	(2.06)	(0.27)	(0.27)	12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	14.85
Class C Shares
Year Ended October 31, 2018	14.09	0.04	(1.66)	(1.62)	(0.03)	(0.03)	12.44
Year Ended October 31, 2017	11.89	0.04	2.23	2.27	(0.07)	(0.07)	14.09
Year Ended October 31, 2016	11.79	0.08	0.03	0.11	(0.01)	(0.01)	11.89
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	14.01
Class R Shares
Year Ended October 31, 2018	14.33	0.10	(1.68)	(1.58)	(0.10)	(0.10)	12.65
Year Ended October 31, 2017	12.11	0.10	2.25	2.35	(0.13)	(0.13)	14.33
Year Ended October 31, 2016	11.97	0.12	0.05	0.17	(0.03)	(0.03)	12.11
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	14.22
Institutional Service Class Shares
Year Ended October 31, 2018	15.37	0.20	(1.80)	(1.60)	(0.19)	(0.19)	13.58
Year Ended October 31, 2017	12.98	0.19	2.41	2.60	(0.21)	(0.21)	15.37
Year Ended October 31, 2016	12.77	0.20	0.05	0.25	(0.04)	(0.04)	12.98
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	15.16
Institutional Class Shares
Year Ended October 31, 2018	15.43	0.21	(1.82)	(1.61)	(0.19)	(0.19)	13.63
Year Ended October 31, 2017	13.04	0.20	2.42	2.62	(0.23)	(0.23)	15.43
Year Ended October 31, 2016	12.82	0.22	0.05	0.27	(0.05)	(0.05)	13.04
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	15.21

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

132	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

(10.93%)	$24,957	1.38%		1.38%		0.99%		20.75%
20.05%	39,619	1.39%		1.39%		1.09%		13.11%
1.76%	47,736	1.39	%(e)	1.39	%(e)	1.49%		27.99%
(14.02%)	91,902	1.32	%(e)(f)	1.35	%(e)	1.65	%(f)	14.52%
0.49%	148,018	1.33%		1.33%		3.30%		10.08%

(11.54%)	8,074	2.10%		2.10%		0.27%		20.75%
19.27%	12,375	2.10%		2.18%		0.35%		13.11%
0.97%	14,400	2.10	%(e)	2.12	%(e)	0.70%		27.99%
(14.61%)	22,999	2.01	%(e)(f)	2.04	%(e)	0.97	%(f)	14.52%
(0.24%)	35,696	2.03%		2.03%		2.68%		10.08%

(11.14%)	5,041	1.64%		1.64%		0.74%		20.75%
19.70%	7,335	1.70%		1.70%		0.75%		13.11%
1.42%	7,647	1.67	%(e)	1.67	%(e)	1.08%		27.99%
(14.32%)	14,095	1.62	%(e)(f)	1.65	%(e)	1.34	%(f)	14.52%
0.26%	16,938	1.62%		1.62%		3.13%		10.08%

(10.58%)	84,902	1.06%		1.06%		1.31%		20.75%
20.46%	106,424	1.08%		1.08%		1.35%		13.11%
2.01%	101,655	1.14	%(e)	1.14	%(e)	1.62%		27.99%
(13.97%)	156,489	1.15	%(e)(f)	1.18	%(e)	1.89	%(f)	14.52%
0.75%	185,166	1.16%		1.16%		3.57%		10.08%

(10.56%)	272,152	1.02%		1.02%		1.37%		20.75%
20.47%	367,341	1.02%		1.02%		1.43%		13.11%
2.14%	286,659	1.04	%(e)	1.04	%(e)	1.75%		27.99%
(13.80%)	332,542	1.01	%(e)(f)	1.04	%(e)	2.04	%(f)	14.52%
0.81%	496,344	1.03%		1.03%		3.73%		10.08%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes 0.03% reimbursement from Aberdeen relating to certain transfer agent expenses paid by the Fund that are not attributable to the Fund.

2018 Annual Report	133

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$31.35	$0.47	$(1.56)	$(1.09)	$(0.17)	$(0.86)	$(1.03)	$29.23
Year Ended October 31, 2017	25.97	0.11	5.49	5.60	(0.14)	(0.08)	(0.22)	31.35
Year Ended October 31, 2016	26.87	0.13	1.61	1.74	(0.12)	(2.52)	(2.64)	25.97
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	29.64
Class C Shares
Year Ended October 31, 2018	28.78	0.20	(1.39)	(1.19)	–	(0.86)	(0.86)	26.73
Year Ended October 31, 2017	23.88	(0.04)	5.02	4.98	–	(0.08)	(0.08)	28.78
Year Ended October 31, 2016	25.04	(0.05)	1.50	1.45	(0.09)	(2.52)	(2.61)	23.88
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	27.81
Class R Shares
Year Ended October 31, 2018	29.82	0.30	(1.43)	(1.13)	(0.09)	(0.86)	(0.95)	27.74
Year Ended October 31, 2017	24.77	0.04	5.20	5.24	(0.11)	(0.08)	(0.19)	29.82
Year Ended October 31, 2016	25.81	0.05	1.53	1.58	(0.10)	(2.52)	(2.62)	24.77
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	28.57
Institutional Service Class Shares
Year Ended October 31, 2018	31.54	0.40	(1.45)	(1.05)	(0.20)	(0.86)	(1.06)	29.43
Year Ended October 31, 2017	26.00	0.14	5.53	5.67	(0.05)	(0.08)	(0.13)	31.54
Year Ended October 31, 2016	26.87	0.06	1.71	1.77	(0.12)	(2.52)	(2.64)	26.00
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	29.64
Institutional Class Shares
Year Ended October 31, 2018	31.43	0.58	(1.57)	(0.99)	(0.25)	(0.86)	(1.11)	29.33
Year Ended October 31, 2017	26.04	0.19	5.49	5.68	(0.21)	(0.08)	(0.29)	31.43
Year Ended October 31, 2016	26.87	0.18	1.65	1.83	(0.14)	(2.52)	(2.66)	26.04
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	29.66

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

134	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(3.68%)		$49,391	1.53	%(e)	1.88	%(e)	1.48%	18.07%
21.79%		59,477	1.63	%(e)	2.07	%(e)	0.40%	20.60%
7.53	%(f)	51,530	1.63	%(e)	2.09	%(e)	0.53%	36.40%
(2.39	%)(f)	53,726	1.61	%(e)	1.84	%(e)	1.70%	12.11%
5.32%		64,189	1.60%		1.73%		0.65%	12.93%

(4.31%)		565	2.22	%(e)	2.65	%(e)	0.69%	18.07%
20.94%		1,591	2.30	%(e)	2.84	%(e)	(0.17%)	20.60%
6.85%		1,175	2.30	%(e)	2.86	%(e)	(0.20%)	36.40%
(3.10%)		1,404	2.30	%(e)	2.53	%(e)	1.03%	12.11%
4.60%		1,646	2.30%		2.43%		(0.03%)	12.93%

(3.98%)		2,309	1.84	%(e)	2.19	%(e)	1.02%	18.07%
21.34%		1,707	1.99	%(e)	2.43	%(e)	0.14%	20.60%
7.20	%(f)	947	1.95	%(e)	2.41	%(e)	0.20%	36.40%
(2.74	%)(f)	623	1.91	%(e)	2.14	%(e)	1.38%	12.11%
5.07%		866	1.86%		1.99%		0.32%	12.93%

(3.50%)		38	1.28	%(e)	1.63	%(e)	1.27%	18.07%
21.93%		51	1.52	%(e)	1.96	%(e)	0.52%	20.60%
7.65%		64	1.52	%(e)	1.98	%(e)	0.24%	36.40%
(2.38%)		1,359	1.55	%(e)	1.78	%(e)	1.71%	12.11%
5.41%		2,201	1.54%		1.67%		0.78%	12.93%

(3.34%)		12,418	1.20	%(e)	1.61	%(e)	1.84%	18.07%
22.14%		17,141	1.30	%(e)	1.79	%(e)	0.69%	20.60%
7.92%		19,840	1.30	%(e)	1.79	%(e)	0.71%	36.40%
(2.16%)		48,927	1.30	%(e)	1.53	%(e)	1.27%	12.11%
5.67%		189,864	1.30%		1.43%		0.99%	12.93%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Annual Report	135

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$12.15	$0.04	$(1.65)	$(1.61)	$(0.03)	$(0.14)	$(0.17)	$10.37
Year Ended October 31, 2017	11.02	0.03	1.23	1.26	(0.03)	(0.10)	(0.13)	12.15
Year Ended October 31, 2016(g)	10.00	0.06	0.97	1.03	(0.01)	–	(0.01)	11.02
Class C Shares
Year Ended October 31, 2018	12.02	(0.05)	(1.62)	(1.67)	–	(0.14)	(0.14)	10.21
Year Ended October 31, 2017	10.95	(0.05)	1.22	1.17	–	(0.10)	(0.10)	12.02
Year Ended October 31, 2016(g)	10.00	(0.02)	0.97	0.95	– (h)	–	– (h)	10.95
Class R Shares
Year Ended October 31, 2018	12.13	0.01	(1.64)	(1.63)	–	(0.14)	(0.14)	10.36
Year Ended October 31, 2017	11.00	– (h)	1.23	1.23	–	(0.10)	(0.10)	12.13
Year Ended October 31, 2016(g)	10.00	0.03	0.97	1.00	– (h)	–	– (h)	11.00
Institutional Service Class Shares
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04
Institutional Class Shares
Year Ended October 31, 2018	12.19	0.07	(1.65)	(1.58)	(0.04)	(0.14)	(0.18)	10.43
Year Ended October 31, 2017	11.04	0.06	1.23	1.29	(0.04)	(0.10)	(0.14)	12.19
Year Ended October 31, 2016(g)	10.00	0.07	0.98	1.05	(0.01)	–	(0.01)	11.04

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

136	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Japanese Equities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(13.46%)	$346	1.34%	10.04%	0.33%	29.77%
11.58%	278	1.30%	11.96%	0.31%	19.81%
10.27%	22	1.25%	19.03%	0.67%	8.21%

(14.07%)	10	2.00%	10.70%	(0.43%)	29.77%
10.81%	12	2.00%	12.66%	(0.48%)	19.81%
9.50%	11	2.00%	19.78%	(0.22%)	8.21%

(13.61%)	11	1.50%	10.20%	0.07%	29.77%
11.31%	12	1.50%	12.16%	0.02%	19.81%
10.05%	11	1.50%	19.28%	0.28%	8.21%

(13.16%)	11	1.01%	9.71%	0.56%	29.77%
11.89%	12	1.00%	11.66%	0.52%	19.81%
10.50%	11	1.00%	18.78%	0.78%	8.21%

(13.16%)	1,031	1.00%	9.70%	0.57%	29.77%
11.88%	1,187	1.00%	11.66%	0.52%	19.81%
10.50%	1,061	1.00%	18.78%	0.79%	8.21%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 30, 2015 (commencement of operations) through October 31, 2016.
(h)	Less than $0.005 per share.

2018 Annual Report	137

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$13.35	$(0.01)	$0.06	$0.05	$(0.01)	$(1.20)	$(1.21)	$12.19
Year Ended October 31, 2017	10.95	– (g)	2.63	2.63	(0.02)	(0.21)	(0.23)	13.35
Year Ended October 31, 2016(h)	10.00	0.01	0.94	0.95	–	–	–	10.95
Class C Shares
Year Ended October 31, 2018	13.21	(0.11)	0.06	(0.05)	–	(1.20)	(1.20)	11.96
Year Ended October 31, 2017	10.89	(0.09)	2.62	2.53	–	(0.21)	(0.21)	13.21
Year Ended October 31, 2016(h)	10.00	(0.05)	0.94	0.89	–	–	–	10.89
Class R Shares
Year Ended October 31, 2018	13.31	(0.04)	0.05	0.01	–	(1.20)	(1.20)	12.12
Year Ended October 31, 2017	10.93	(0.03)	2.63	2.60	(0.01)	(0.21)	(0.22)	13.31
Year Ended October 31, 2016(h)	10.00	(0.01)	0.94	0.93	–	–	–	10.93
Institutional Service Class Shares
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97
Institutional Class Shares
Year Ended October 31, 2018	13.38	0.02	0.05	0.07	(0.02)	(1.20)	(1.22)	12.23
Year Ended October 31, 2017	10.97	0.03	2.63	2.66	(0.04)	(0.21)	(0.25)	13.38
Year Ended October 31, 2016(h)	10.00	0.02	0.95	0.97	–	–	–	10.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

138	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Mid Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Portfolio Turnover (c)(f)

(0.09%)	$91	1.25%	10.22%	(0.08%)	25.45%
24.41%	46	1.25%	12.12%	(0.01%)	42.92%
9.50%	12	1.25%	15.77%	0.09%	18.10%

(0.87%)	13	2.00%	10.97%	(0.84%)	25.45%
23.57%	13	2.00%	12.87%	(0.75%)	42.92%
8.90%	11	2.00%	16.52%	(0.67%)	18.10%

(0.38%)	14	1.50%	10.47%	(0.34%)	25.45%
24.14%	14	1.50%	12.37%	(0.25%)	42.92%
9.30%	11	1.50%	16.02%	(0.17%)	18.10%

0.12%	43	1.00%	9.97%	0.19%	25.45%
24.70%	14	1.00%	11.87%	0.25%	42.92%
9.70%	11	1.00%	15.52%	0.33%	18.10%

0.12%	1,353	1.00%	9.97%	0.16%	25.45%
24.70%	1,338	1.00%	11.87%	0.25%	42.92%
9.70%	1,053	1.00%	15.52%	0.33%	18.10%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Less than $0.005 per share.
(h)	For the period from February 29, 2016 (commencement of operations) through October 31, 2016.

2018 Annual Report	139

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$13.05	$0.02	$0.83	$0.85		$(0.04)	$(1.33)	$(1.37)	$12.53
Year Ended October 31, 2017	12.13	0.04	2.34	2.38		(0.02)	(1.44)	(1.46)	13.05
Year Ended October 31, 2016	12.52	0.03	0.21	0.24		(0.02)	(0.61)	(0.63)	12.13
Year Ended October 31, 2015	13.40	0.11	(0.02)	0.09		(0.12)	(0.85)	(0.97)	12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	13.40
Class C Shares
Year Ended October 31, 2018	11.53	(0.06)	0.73	0.67		–	(1.33)	(1.33)	10.87
Year Ended October 31, 2017	10.93	(0.04)	2.08	2.04		–	(1.44)	(1.44)	11.53
Year Ended October 31, 2016	11.40	(0.05)	0.19	0.14		–	(0.61)	(0.61)	10.93
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(f)	(0.04)	(0.85)	(0.89)	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	12.29
Class R Shares
Year Ended October 31, 2018	12.29	(0.03)	0.77	0.74		–	(1.33)	(1.33)	11.70
Year Ended October 31, 2017	11.53	(0.01)	2.21	2.20		–	(1.44)	(1.44)	12.29
Year Ended October 31, 2016	11.96	(0.01)	0.20	0.19		(0.01)	(0.61)	(0.62)	11.53
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	12.85
Institutional Service Class Shares
Year Ended October 31, 2018	13.79	0.05	0.88	0.93		(0.06)	(1.33)	(1.39)	13.33
Year Ended October 31, 2017	12.74	0.06	2.46	2.52		(0.03)	(1.44)	(1.47)	13.79
Year Ended October 31, 2016	13.09	0.05	0.24	0.29		(0.03)	(0.61)	(0.64)	12.74
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	13.98
Institutional Class Shares
Year Ended October 31, 2018	13.82	0.06	0.89	0.95		(0.07)	(1.33)	(1.40)	13.37
Year Ended October 31, 2017	12.76	0.08	2.46	2.54		(0.04)	(1.44)	(1.48)	13.82
Year Ended October 31, 2016	13.10	0.06	0.24	0.30		(0.03)	(0.61)	(0.64)	12.76
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	13.99

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

140	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

6.63%	$233,717	1.19	%(e)	1.25	%(e)	0.14%	38.68%
21.13%	242,085	1.19	%(e)	1.26	%(e)	0.29%	33.79%
2.25%	225,723	1.19	%(e)	1.28	%(e)	0.21%	63.11%
0.50%	247,549	1.17	%(e)	1.25	%(e)	0.87%	16.92%
9.87%	276,861	1.17%		1.25%		0.92%	20.60%

5.88%	2,963	1.90	%(e)	2.07	%(e)	(0.56%)	38.68%
20.26%	3,544	1.90	%(e)	2.09	%(e)	(0.40%)	33.79%
1.56%	5,883	1.90	%(e)	2.08	%(e)	(0.50%)	63.11%
(0.27%)	7,134	1.90	%(e)	1.98	%(e)	0.15%	16.92%
9.07%	8,469	1.90%		1.98%		0.19%	20.60%

6.10%	128	1.60	%(e)	1.66	%(e)	(0.27%)	38.68%
20.64%	159	1.58	%(e)	1.65	%(e)	(0.05%)	33.79%
1.95%	266	1.51	%(e)	1.60	%(e)	(0.12%)	63.11%
0.23%	458	1.40	%(e)	1.48	%(e)	0.62%	16.92%
9.62%	351	1.40%		1.48%		0.69%	20.60%

6.90%	106,337	0.97	%(e)	1.03	%(e)	0.36%	38.68%
21.33%	109,418	0.98	%(e)	1.05	%(e)	0.49%	33.79%
2.52%	101,549	1.00	%(e)	1.09	%(e)	0.40%	63.11%
0.59%	109,288	0.99	%(e)	1.07	%(e)	1.06%	16.92%
10.13%	128,283	0.96%		1.07%		1.12%	20.60%

6.99%	6,801	0.90	%(e)	1.01	%(e)	0.43%	38.68%
21.45%	6,507	0.90	%(e)	1.01	%(e)	0.59%	33.79%
2.63%	6,742	0.90	%(e)	1.02	%(e)	0.50%	63.11%
0.68%	7,059	0.90	%(e)	0.98	%(e)	1.13%	16.92%
10.23%	3,437	0.90%		0.98%		1.18%	20.60%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Less than $0.005 per share.

2018 Annual Report	141

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund

		Investment Activities
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$35.61	$(0.08)	$(0.14)	$(0.22)	$35.39
Year Ended October 31, 2017	28.71	(0.11)	7.01	6.90	35.61
Year Ended October 31, 2016	26.62	(0.09)	2.18	2.09	28.71
Year Ended October 31, 2015	23.90	(0.08)	2.80	2.72	26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	23.90
Class C Shares
Year Ended October 31, 2018	30.94	(0.30)	(0.11)	(0.41)	30.53
Year Ended October 31, 2017	25.12	(0.30)	6.12	5.82	30.94
Year Ended October 31, 2016	23.46	(0.24)	1.90	1.66	25.12
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	21.20
Class R Shares
Year Ended October 31, 2018	32.97	(0.18)	(0.15)	(0.33)	32.64
Year Ended October 31, 2017	26.67	(0.21)	6.51	6.30	32.97
Year Ended October 31, 2016	24.78	(0.13)	2.02	1.89	26.67
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	22.30
Institutional Service Class Shares
Year Ended October 31, 2018	37.51	0.01	(0.13)	(0.12)	37.39
Year Ended October 31, 2017	30.17	(0.03)	7.37	7.34	37.51
Year Ended October 31, 2016	27.90	(0.02)	2.29	2.27	30.17
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	24.96
Institutional Class Shares
Year Ended October 31, 2018	37.49	0.02	(0.14)	(0.12)	37.37
Year Ended October 31, 2017	30.14	(0.02)	7.37	7.35	37.49
Year Ended October 31, 2016	27.87	– (g)	2.27	2.27	30.14
Year Ended October 31, 2015	24.93	– (g)	2.94	2.94	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	24.93

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

142	Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Small Cap Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income (Loss) to Average Net Assets	Portfolio Turnover (d)

(0.62%)		$224,804	1.35	%(e)	1.35	%(e)	(0.23%)	38.28%
24.03%		316,766	1.38%		1.38%		(0.33%)	42.71%
7.85%		259,556	1.46%		1.39%		(0.33%)	32.20%
11.38%		75,005	1.46%		1.53%		(0.33%)	29.43%
9.33%		72,790	1.47%		1.59%		0.03%	29.32%

(1.33%)		75,913	2.06	%(e)	2.06	%(e)	(0.95%)	38.28%
23.17%		95,913	2.10%		2.10%		(1.05%)	42.71%
7.08%		78,109	2.15%		2.12%		(0.96%)	32.20%
10.66%		35,665	2.15%		2.22%		(1.02%)	29.43%
8.55%		31,346	2.15%		2.27%		(0.66%)	29.32%

(1.00%)		8,430	1.72	%(e)	1.72	%(e)	(0.55%)	38.28%
23.62	%(f)	20,595	1.72%		1.72%		(0.67%)	42.71%
7.63	%(f)	13,722	1.68%		1.65%		(0.49%)	32.20%
11.12%		4,601	1.71%		1.78%		(0.59%)	29.43%
9.10%		1,152	1.70%		1.82%		(0.19%)	29.32%

(0.32%)		50,163	1.08	%(e)	1.08	%(e)	0.03%	38.28%
24.33	%(f)	61,897	1.13%		1.13%		(0.08%)	42.71%
8.14%		47,421	1.14%		1.13%		(0.06%)	32.20%
11.78%		9,101	1.18%		1.25%		(6.38%)	29.43%
9.67%		1,626	1.15%		1.27%		0.33%	29.32%

(0.32%)		1,263,907	1.07	%(e)	1.07	%(e)	0.04%	38.28%
24.39%		1,467,787	1.10%		1.10%		(0.06%)	42.71%
8.15	%(f)	746,112	1.14%		1.12%		0.01%	32.20%
11.79%		235,400	1.15%		1.22%		0.02%	29.43%
9.68%		27,404	1.15%		1.27%		0.30%	29.32%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Less than $0.005 per share.

2018 Annual Report	143

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2018, the Trust operated twenty five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the fourteen (14) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Dynamic Dividend Fund (“Dynamic Dividend Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Focused U.S. Equity Fund (“Focused U.S. Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)
–	Aberdeen Global Infrastructure Fund (“Global Infrastructure Fund”)
–	Aberdeen Income Builder Fund (“Income Builder Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen International Small Cap Fund (“International Small Cap Fund”)
–	Aberdeen Japanese Equities Fund (“Japanese Equities Fund”)
–	Aberdeen U.S. Mid Cap Equity Fund (“U.S. Mid Cap Equity Fund”)
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”)
–	Aberdeen U.S. Small Cap Equity Fund (“U.S. Small Cap Equity Fund”)

On December 14, 2017, at a meeting of the boards of trustees (the “Alpine Boards”) of Alpine Series Trust and Alpine Equity Trust (the “Predecessor Trusts”), the Alpine Boards each considered and unanimously approved an agreement and plan of reorganization with respect to Alpine Dynamic Dividend Fund, Alpine Global Infrastructure Fund and Alpine Rising Dividend Fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of the Trust (the “Acquiring Funds”). Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) would serve as the investment adviser to the Acquiring Funds and Aberdeen Asset Managers Limited would serve as the subadviser to each of the Dynamic Dividend Fund and the Global Infrastructure Fund. Following approval by Predecessor Fund shareholders, each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund
Dynamic Dividend Fund	Alpine Dynamic Dividend Fund, a series of Alpine Series Trust
Global Infrastructure Fund	Alpine Global Infrastructure Fund, a series of Alpine Equity Trust
Income Builder Fund	Alpine Rising Dividend Fund, a series of Alpine Series Trust

Prior to the close of business May 4, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

144	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation

2018 Annual Report	145

Notes to Financial Statements (continued)

October 31, 2018

is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	262,525	6,896,523	–	7,159,048
Preferred Stocks	–	493,118	–	493,118
Short-Term Investment	150,821	–	–	150,821

	413,346	7,389,641	–	7,802,987

China Opportunities Fund
Investments in Securities
Common Stocks	613,243	9,235,671	–	9,848,914
Short-Term Investment	3,543	–	–	3,543

	616,786	9,235,671	–	9,852,457

Dynamic Dividend Fund
Investments in Securities
Common Stocks	89,887,434	43,086,404	–	132,973,838
Exchange-Traded Funds	2,300,723	–	–	2,300,723
Preferred Stocks	–	1,451,333	–	1,451,333
Short-Term Investment	1,249,260	–	–	1,249,260

146	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Dynamic Dividend Fund (continued)
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	48,765	–	48,765

	93,437,417	44,586,502	–	138,023,919

Emerging Markets Fund
Investments in Securities
Common Stocks	1,359,207,155	3,970,771,168	–	5,329,978,323
Preferred Stocks	183,966,358	379,524,043	–	563,490,401
Rights	29,201	–	–	29,201

	1,543,202,714	4,350,295,211	–	5,893,497,925

Focused U.S. Equity Fund
Investments in Securities
Common Stocks	16,891,491	–	–	16,891,491
Short-Term Investment	108,942	–	–	108,942

	17,000,433	–	–	17,000,433

Global Equity Fund
Investments in Securities
Common Stocks	14,923,553	16,009,376	–	30,932,929
Preferred Stocks	1,675,363	797,559	–	2,472,922
Short-Term Investment	672,465	–	–	672,465

	17,271,381	16,806,935	–	34,078,316

Global Infrastructure Fund
Investments in Securities
Common Stocks	68,567,254	36,291,685	–	104,858,939
Exchange-Traded Funds	1,139,120	–	–	1,139,120
Short-Term Investment	593,256	–	–	593,256
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	198,005	–	198,005
Liabilities
Forward Foreign Currency Exchange Contracts	–	(17,360)	–	(17,360)

	70,299,630	36,472,330	–	106,771,960

Income Builder Fund
Investments in Securities
Common Stocks	53,456,920	–	–	53,456,920
Corporate Bonds	–	38,388,331	–	38,388,331
Short-Term Investment	7,039,177	–	–	7,039,177

	60,496,097	38,388,331	–	98,884,428

2018 Annual Report	147

Notes to Financial Statements (continued)

October 31, 2018

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
International Equity Fund
Investments in Securities
Common Stocks	59,176,510	358,310,898	–	417,487,408
Preferred Stocks	27,471,932	11,843,214	–	39,315,146
Short-Term Investment	7,797,556	–	–	7,797,556

	94,445,998	370,154,112	–	464,600,110

International Small Cap Fund
Investments in Securities
Common Stocks	17,000,574	45,144,254	–	62,144,828
Short-Term Investment	2,550,930	–	–	2,550,930

	19,551,504	45,144,254	–	64,695,758

Japanese Equities Fund
Investments in Securities
Common Stocks	–	1,363,075	–	1,363,075
Short-Term Investment	6,800	–	–	6,800

	6,800	1,363,075	–	1,369,875

U.S. Mid Cap Equity Fund
Investments in Securities
Common Stocks	1,463,961	–	–	1,463,961
Short-Term Investment	57,101	–	–	57,101

	1,521,062	–	–	1,521,062

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	344,552,806	–	–	344,552,806
Short-Term Investment	4,063,908	–	–	4,063,908

	348,616,714	–	–	348,616,714

U.S. Small Cap Equity Fund
Investments in Securities
Common Stocks	1,600,356,891	–	–	1,600,356,891
Short-Term Investment	25,083,957	–	–	25,083,957

	1,625,440,848	–	–	1,625,440,848

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of

148	Annual Report 2018

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October 31, 2018

securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Short Sales

During the period, and prior to changing its principal investment strategies and name from Aberdeen Equity Long-Short Fund to Aberdeen Focused U.S. Equity Fund (which occurred on November 15, 2017), the Aberdeen Focused U.S. Equity Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund incurs a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmarks cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

f.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

2018 Annual Report	149

Notes to Financial Statements (continued)

October 31, 2018

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2018:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives
Funds	Total Value at October 31, 2018	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Currency Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$48,765	$–	$–	$–	$48,765	$–
Aberdeen Global Infrastructure Fund	198,005	–	–	–	198,005	–

	Liabilities Derivatives
Funds	Total Value at October 31, 2018	Over-the-Counter Credit Default Swaps (Credit risk)	Centrally Cleared Credit Default Swaps (Credit Risk)	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Currency Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Global Infrastructure Fund	$17,360	–	–	–	$17,360	–

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Dynamic Dividend Fund
Forward foreign currency (2)
UBS AG	$48,765	$–	$–	$48,765	$–	$–	$–	$–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

150	Annual Report 2018

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October 31, 2018

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

Global Infrastructure Fund
Forward foreign currency (2)
State Street Bank and Trust	$122,982	$(17,360)	$–	$105,622	$17,360	$(17,360)	$–	$–
UBS AG	75,023	–	–	75,023	–	–	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2018:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts/Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Currency Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$47,715	$–	$–	$47,715	$–
Aberdeen Global Infrastructure Fund	115,523	–	–	115,523	–

	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Dynamic Dividend Fund	$128,168	$–	$128,168	$–
Aberdeen Global Infrastructure Fund	224,440	–	224,440	–

2018 Annual Report	151

Notes to Financial Statements (continued)

October 31, 2018

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2018.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
Dynamic Dividend Fund	$–	$3,877,358
Global Infrastructure Fund	1,711,855	16,977,313

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.	Distributions

Distributions from net investment income, if any, are declared and paid annually for all Funds except the Dynamic Dividend Fund, which declares and pays monthly, and the Global Infrastructure Fund and Income Builder Fund, which declare and pay quarterly. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

152	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

k.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended, October 31, 2018 the Funds did not hold any repurchase agreements.

l.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2018, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Emerging Markets Fund	$87,856,797	$89,964,145	$–
Global Infrastructure Fund	5,311,809	5,419,073	–
International Equity Fund	3,614,662	3,687,654	–
U.S. Multi-Cap Equity Fund	64,143,374	65,467,069	–
U.S. Small Cap Equity Fund	500,408,239	510,664,785	–

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

2018 Annual Report	153

Notes to Financial Statements (continued)

October 31, 2018

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Dynamic Dividend Fund*	Up to $250 million	1.00%
	On $250 million and more	0.95%
Emerging Markets Fund	On all assets	0.90%
Focused U.S. Equity Fund**	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Infrastructure Fund***	Up to $250 Million	1.00%
	$250 million up to $750	0.95%
	$750 million to $1 billion	0.90%
	On $1 billion and more	0.80%
Income Builder Fund*	Up to $250 million	1.00%
	On $250 million and more	0.95%
International Equity Fund	On all assets	0.80%
International Small Cap Fund (effective 2/28/18)****	Up to $100 million	1.00%
	On $100 million and more	0.90%
Japanese Equities Fund	On all assets	0.65%
U.S. Mid Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%
U.S. Small Cap Equity Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%

*	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine Dynamic Dividend Fund and Alpine Rising Dividend Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on assets up to $250 million and 0.95% on assets in excess of $250 million, with respect to each Predecessor Fund.
**	Prior to November 15, 2017, the management fee rate for the Fund was 1.15% on assets up to $1 billion and 1.00% on assets in excess of $1 billion.
***	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Global Infrastructure Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on assets up to $250 million, 0.95% on assets between $250 million and $500 million, 0.90% on assets of between $750 million and $1 billion and 0.80% on assets in excess of $1 billion.
****	Prior to February 28, 2018, the management fee rate for the Fund was 1.25% on assets up to $100 million and 1.00% on assets in excess of $100 million.

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (“ASIAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers.

The Trust and Aberdeen have entered into written contracts (“Expense Limitation Agreements”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this contractual limitation may not be terminated before February 28, 2019 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may not be

154	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

terminated before May 4, 2020 without the approval of the Independent Trustees. For each Fund except the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Focused U.S. Equity Fund*	0.90%
Global Equity Fund	1.19%
International Equity Fund	1.10%
International Small Cap Fund (effective 2/28/18)**	1.15%
Japanese Equities Fund	1.00%
U.S. Mid Cap Equity Fund	1.00%
U.S. Multi-Cap Equity Fund	0.90%
U.S. Small Cap Equity Fund	1.15%

*	Prior to the change in the Fund’s name, strategy and fee structure on November 15, 2017, this limit was 1.40%.
**	Prior to the change in limit on February 28, 2018, the limit was 1.30%.

Fund	Class A Limit	Institutional Class Limit
Dynamic Dividend Fund	1.50%	1.25%
Global Infrastructure Fund	1.45%	1.20%
Income Builder Fund*	1.43%	1.18%

*	Prior to May 7, 2018, the limit was 1.50% for Class A and 1.25% for Institutional Class.

Effective as of November 15, 2017, in connection with the change in the Focused U.S. Equity Fund’s name, strategy and fee structure, the Adviser terminated, with the approval of the Board and the Independent Trustees, the written contract to reimburse the Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$89,826	$230,842	$178,193	$498,861
China Opportunities Fund	136,771	144,211	147,796	428,778
Dynamic Dividend Fund*	–	–	78,360	78,360

2018 Annual Report	155

Notes to Financial Statements (continued)

October 31, 2018

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Total*
Emerging Markets Fund	$2,402,413	$2,698,121	$3,091,591	$8,192,125
Focused U.S. Equity Fund	132,760	144,234	159,543	436,537
Global Equity Fund	67,616	110,176	159,483	337,275
Global Infrastructure Fund**	–	–	72,598	72,598
Income Builder Fund**	–	–	1,026	1,026
International Equity Fund	4,248	11,298	217	15,763
International Small Cap Fund	366,445	338,671	279,762	984,878
Japanese Equities Fund	165,646	128,431	134,235	428,312
U.S. Mid Cap Equity Fund	103,780	137,558	138,037	379,375
U.S. Multi-Cap Equity Fund	329,278	250,349	244,458	824,085
U.S. Small Cap Equity Fund	–	–	–	–

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
**	Prior to May 7, 2018, amounts that were waived by the Predessor Adviser will not be recaptured by Aberdeen.

Amounts listed as “–” are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

Prior to May 7, 2018, State Street served as the custodian, fund accounting agent and administrator to the Predecessor Funds. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including oversight of the daily valuation of the Acquiring Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Dynamic Dividend Fund	0.25%	–	–
Emerging Markets Fund	0.25%	1.00%	0.50%
Focused U.S. Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Infrastructure Fund	0.25%	–	–
Income Builder Fund	0.25%	–	–
International Equity Fund	0.25%	1.00%	0.50%

156	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
International Small Cap Fund	0.25%	1.00%	0.50%
Japanese Equities Fund	0.25%	1.00%	0.50%
U.S. Mid Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%
U.S. Small Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the fiscal year ended October 31, 2018, the Distributor retained commissions of $383,852 from front-end sales charges of Class A shares and $36,075 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Prior to May 7, 2018, Quasar Distributors, LLC served each Predecessor Fund’s distributor. Each of the Predecessor Funds had adopted a distribution and servicing plan (the “Quasar Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Quasar Plan authorized payments by the Predecessor Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Alpine Boards, of up to 0.25% of the average daily net assets of the Class A shares of the Predecessor Funds. Amounts paid under the Quasar Plan by the Predecessor Funds could be spent by the Predecessor Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Predecessor Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Alpine Dynamic Dividend Fund, Alpine Global Infrastructure Fund and Alpine Rising Dividend Fund incurred $4,758, $24,057 and $1,760 respectively, pursuant to the Quasar Plan for the period from November 1, 2017 to May 4, 2018.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Services Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the period ended October 31, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia-Pacific (ex-Japan) Equity Fund	$472	$77	$–	$1,717	$6,441
China Opportunities Fund	6,092	2,885	3,332	602	644
Dynamic Dividend Fund	1,335	–	–	–	45,179
Emerging Markets Fund	462,396	32,122	140,305	109,737	3,929,458

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October 31, 2018

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Focused U.S. Equity Fund	$8,445	$1,401	$4,937	$944	$11,527
Global Equity Fund	29,095	3,991	6,765	371	1,109
Global Infrastructure Fund	5,075	–	–	–	22,964
Income Builder Fund	432	–	–	–	1,434
International Equity Fund	43,951	11,454	9,416	66,237	71,651
International Small Cap Fund	43,581	897	3,489	48	9,877
Japanese Equities Fund	265	–	–	1
U.S. Mid Cap Equity Fund	–	–	–	–	–
U.S. Multi-Cap Equity Fund	97,311	3,768	422	80,164	3,073
U.S. Small Cap Equity Fund	357,436	78,366	30,400	62,491	1,350,957

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2018, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$7,323,087	$9,614,960
China Opportunities Fund	3,436,971	5,526,793
Dynamic Dividend Fund	105,268,465	125,113,070
Emerging Markets Fund	1,627,839,334	3,045,795,872
Focused U.S. Equity Fund	13,299,261	23,068,041
Global Equity Fund	8,591,521	15,770,229
Global Infrastructure Fund	60,027,895	75,773,890
Income Builder Fund	87,526,264	93,758,291
International Equity Fund	114,804,240	105,732,901
International Small Cap Fund	13,616,598	28,106,753
Japanese Equities Fund	586,274	445,913
U.S. Mid Cap Equity Fund	502,205	372,210
U.S. Multi-Cap Equity Fund	141,726,284	173,024,564
U.S. Small Cap Equity Fund	698,612,493	993,170,117

5.	Portfolio Investment Risks

a.	Call and Redemption Risk

The Income Builder Fund is subject to call and redemption risk. Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

b.	Concentration Risk

The Global Infrastructure Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. The Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

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October 31, 2018

c.	Corporate Bonds

The Income Builder Fund may invest in corporate bonds. Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

d.	Credit Risk

The Dynamic Dividend Fund and Income Builder Fund are subject to credit risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

f.	Dividend Strategy Risk

The Dynamic Dividend Fund and Income Builder Fund are subject to dividend strategy risk. There is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

g.	Emerging Markets Risk

This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

h.	Equity-Linked Notes

The China Opportunities Fund may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

i.	Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

j.	Extension Risk

The Income Builder Fund is subject to extension risk. Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

k.	Fixed Income Securities Risk

The Income Builder Fund may invest in fixed income securities. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

l.	Focus Risk

Because certain funds invest a greater proportion of assets in the securities of a smaller number of issuers, such Funds will be subject to greater volatility with respect to its investments than a fund that invests in a larger number of securities.

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Notes to Financial Statements (continued)

October 31, 2018

m.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

n.	Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

o.	High-Yield Bonds and Other Lower-Rated Securities Risk

The Income Builder Fund’s investments in high yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

p.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account a Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist a Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable a Fund to ensure that it has sufficient liquidity to meet redemption requests.

q.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

r.	Infrastructure-Related Investment Risk

Because the Global Infrastructure Fund concentrates its investments in infrastructure-related entities, the Fund has greater exposure to the potential adverse economic, regulatory, political and other changes affecting such entities. Infrastructure related entities are subject to a variety of factors that may adversely affect their business or operations, including high interest costs in connection with capital construction programs, costs associated with environmental and other regulations, the effects of economic slowdown and surplus capacity, increased competition from other providers of services, uncertainties concerning the availability of fuel at reasonable prices, the effects of energy conservation policies and other factors. Additionally, infrastructure-related entities may be subject to regulation by various governmental authorities and may also be affected by governmental regulation of rates charged to customers, service interruption due to environmental, operational or other mishaps and the imposition of special tariffs and changes in tax laws, regulatory policies and accounting standards.

s.	Initial Public Offerings and Secondary Offerings Risk

The Dynamic Dividend Fund, Income Builder Fund and Global infrastructure Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on the Fund’s performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary

160	Annual Report 2018

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October 31, 2018

offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuers. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

t.	Interest Rate Risk

The Income Builder Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

u.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

v.	Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market of other funds with similar investment objectives and strategies.

w.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

x.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

y.	Portfolio Turnover Risk

The Dynamic Dividend Fund, Global Infrastructure Fund and Income Builder Fund may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

z.	Prepayment Risk

The Income Builder Fund is subject to prepayment risk. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

aa.	Qualified Dividend Tax Risk

With respect to the Dynamic Dividend Fund, favorable U.S. federal tax treatment of Fund distributions may be adversely affected, changed or repealed by future changes in tax laws.

ab.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than a fund that invest more broadly.

Financial Sector Risk. To the extent that the financials sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may depend to a greater extent on, factors impacting this sector. Performance of companies in the financials sector may be adversely impacted by many factors, including, among others, government regulations, economic conditions, credit rating downgrades, changes in interest rates, and decreased liquidity in credit markets. The impact of more stringent capital requirements, recent or future regulation of any individual financial company, or recent or future regulation of the financials sector as a whole cannot be predicted. In recent years, cyber attacks and technology malfunctions and failures have become increasingly frequent in this sector and have caused significant losses.

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Notes to Financial Statements (continued)

October 31, 2018

Industrials Sector Risk. To the extent that the industrial sector represents a significant portion of a Fund’s holdings, the Fund will be sensitive to changes in, and its performance may be adversely impacted by issues impacting this sector. The value of securities issued by companies in the industrials sector may be adversely affected by supply and demand related to their specific products or services and industrials sector products in general. The products of manufacturing companies may face obsolescence due to rapid technological developments and frequent new product introduction. Government regulations, world events, economic conditions and exchange rates may adversely affect the performance of companies in the industrials sector. Companies in the industrials sector may be adversely affected by liability for environmental damage and product liability claims. The industrials sector may also be adversely affected by changes or trends in commodity prices, which may be influenced by unpredictable factors. Companies in the industrials sector, particularly aerospace and defense companies, may also be adversely affected by government spending policies because companies involved in this sector rely to a significant extent on government demand for their products and services.

ac.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

ad.	Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

For the year ended October 31, 2017 the breakdown of distributions per class from net investment income and from net realized gains were as follows:

	Distributions From Net Investment Income					Distributions From Net Realized
Fund	Class A	Class C	Class R	Institutional Service Class	Institutional Class	Class A	Class C	Class R	Institutional Service Class	Institutional Class
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–	$–	$ –	$–	$–	$–
China Opportunities Fund	72,703	–	10,909	8,632	10,628	–	–	–	–	–
Dynamic Dividend Fund	221,848	–	–	–	9,421,392	–	–	–	–	–
Emerging Markets Fund	1,481,671	51,789	348,298	3,210,803	84,335,789	–	–	–	–	–
Focused U.S. Equity Fund	–	–	–	–	–	1,313,126	710,750	329,447	80,401	5,697,016
Global Equity Fund	409,109	13,245	27,516	6,791	364,408	–	–	–	–	–
Global Infrastructure Fund	648,032	–	–	–	5,038,382	–	–	–	–	–
Income Builder Fund	44,606	–	–	–	3,215,271	–	–	–	–	–
International Equity Fund	594,323	85,811	81,487	1,623,239	5,095,583	–	–	–	–	–
International Small Cap Fund	266,730	–	4,254	94	152,102	149,508	3,656	3,129	151	55,347

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October 31, 2018

	Distributions From Net Investment Income					Distributions From Net Realized
Fund	Class A	Class C	Class R	Institutional Service Class	Institutional Class	Class A	Class C	Class R	Institutional Service Class	Institutional Class
Japanese Equities Fund	$55	$–	$–	$40	$3,825	$192	$ 95	$95	$95	$9,141
U.S. Mid Cap Equity Fund	20	–	6	40	3,884	234	212	215	215	20,608
U.S. Multi-Cap Equity Fund	287,332	–	–	272,427	22,533	26,189,382	739,985	33,344	11,296,496	757,559
U.S. Small Cap Equity Fund	–	–	–	–	–	–	–	–	–	–

As of October 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$8,903,273	$65,159	$(1,165,446)	$(1,100,287)
China Opportunities Fund	10,479,421	1,349,166	(1,976,129)	(626,963)
Dynamic Dividend Fund	124,844,231	20,446,418	(7,365,864)	13,080,554
Emerging Markets Fund	6,078,711,337	871,246,656	(1,056,460,068)	(185,213,412)
Focused U.S. Equity Fund	14,787,143	2,479,489	(266,200)	2,213,289
Global Equity Fund	32,279,576	3,456,996	(1,658,256)	1,798,740
Global Infrastructure Fund	110,295,793	9,379,588	(13,159,089)	(3,779,501)
Income Builder Fund	81,047,355	18,721,435	(884,362)	17,837,073
International Equity Fund	467,152,671	54,991,805	(57,544,366)	(2,552,561)
International Small Cap Fund	58,751,981	8,812,581	(2,868,804)	5,943,777
Japanese Equities Fund	1,384,271	111,125	(125,521)	(14,396)
U.S. Mid Cap Equity Fund	1,376,282	212,838	(68,058)	144,780
U.S. Multi-Cap Equity Fund	294,190,420	66,824,427	(12,398,133)	54,426,294
U.S. Small Cap Equity Fund	1,551,913,613	198,717,654	(125,190,418)	73,527,236

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$158,681	$–	$158,681	$–	$–	$158,681
China Opportunities Fund	113,578	–	113,578	–	–	113,578
Dynamic Dividend Fund	9,122,316	–	9,122,316	–	179,181	9,301,497
Emerging Markets Fund	115,187,200	–	115,187,200	–	–	115,187,200
Focused U.S. Equity Fund	–	6,555,911	6,555,911	–	–	6,555,911
Global Equity Fund	264,636	3,376,949	3,641,585	–	–	3,641,585
Global Infrastructure Fund	3,759,615	1,171,703	4,931,318	–	–	4,931,318
Income Builder Fund	3,516,079	2,744,638	6,260,717	–	–	6,260,717
International Equity Fund	6,296,566	–	6,296,566	–	–	6,296,566
International Small Cap Fund	528,469	2,117,598	2,646,067	–	–	2,646,067
Japanese Equities Fund	7,371	15,177	22,548	–	–	22,548
U.S. Mid Cap Equity Fund	53,577	76,333	129,910	–	–	129,910
U.S. Multi-Cap Equity Fund	1,242,733	35,841,364	37,084,097	–	–	37,084,097
U.S. Small Cap Equity Fund	–	–	–	–	–	–

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Notes to Financial Statements (continued)

October 31, 2018

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$–	$–	$–	$–	$–	$–
China Opportunities Fund	102,872	–	102,872	–	–	102,872
Dynamic Dividend Fund	9,643,240	–	9,643,240	–	308,936	9,952,176
Emerging Markets Fund	89,428,350	–	89,428,350	–	–	89,428,350
Focused U.S. Equity Fund	–	8,130,740	8,130,740	–	–	8,130,740
Global Equity Fund	821,069	–	821,069	–	–	821,069
Global Infrastructure Fund	5,686,414	–	5,686,414	–	–	5,686,414
Income Builder Fund	3,259,876	–	3,259,876	–	–	3,259,876
International Equity Fund	7,480,443	–	7,480,443	–	–	7,480,443
International Small Cap Fund	423,180	211,791	634,971	–	–	634,971
Japanese Equities Fund	13,538	–	13,538	–	–	13,538
U.S. Mid Cap Equity Fund	25,434	–	25,434	–	–	25,434
U.S. Multi-Cap Equity Fund	582,292	39,016,766	39,599,058	–	–	39,599,058
U.S. Small Cap Equity Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia-Pacific (ex-Japan) Equity Fund	$–	$91,745	$–	$–	$–	$–	$–	$(1,103,385)	$(200,775,732)	$(201,787,372)
China Opportunities Fund	–	15,411	–	–	–	–	–	(629,012)	(1,357,018)	(1,970,619)
Dynamic Dividend Fund	–	–	–	–	–	–	–	13,068,864	(4,219,558)	8,849,306
Emerging Markets Fund	–	83,314,858	–	–	–	–	–	(195,320,768)	–	(112,005,910)
Focused U.S. Equity Fund	–	–	1,621,343	–	–	–	–	2,213,289	–	3,834,632
Global Equity Fund	–	374,000	2,301,097	–	–	–	–	1,795,211	(4,584,647)	(114,339)
Global Infrastructure Fund	310,111	–	183,177	–	–	–	–	(3,598,575)	–	(3,105,287)
Income Builder Fund	–	–	6,185,641	–	–	–	–	17,837,071	–	24,022,712

164	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Equity Fund	$–	$6,258,605	$–	$–	$–	$–	$–	$(2,596,062)	$(28,661,610)	$(24,999,067)
International Small Cap Fund	–	1,561,259	7,611,377	–	–	–	–	5,757,156	–	14,929,792
Japanese Equities Fund	–	7,711	11,795	–	–	–	–	(14,392)	–	5,114
U.S. Mid Cap Equity Fund	–	1,113	65,995	–	–	–	–	144,780	–	211,888
U.S. Multi-Cap Equity Fund	–	6,064,020	31,556,528	–	–	–	–	54,426,294	–	92,046,842
U.S. Small Cap Equity Fund	–	6,472,908	153,511,773	–	–	–	–	73,526,608	–	233,511,289

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2018, for federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, with no expiration.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund with no expiration.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$122,866,577	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	77,909,155	Unlimited (Long-Term)
China Opportunities Fund	10,803	Unlimited (Short-Term)
China Opportunities Fund	1,346,215	Unlimited (Long-Term)
Dynamic Dividend Fund	4,219,558	Unlimited (Short-Term)
Global Equity Fund	4,584,647	Unlimited (Long-Term)
International Equity Fund	1,075,064	Unlimited (Short-Term)
International Equity Fund	27,586,546	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), ordinary loss netting to reduce short-term capital gains, net operating losses, litigation reclass, non-taxable dividend adjustment to income, partnership adjustments, spinoff adjustment, Indian capital gains tax, non-deductible excise tax, passive foreign investment company gain/(loss), equalization and distribution re-designations. These reclassifications have no effect on net assets or NAVs per share.

2018 Annual Report	165

Notes to Financial Statements (continued)

October 31, 2018

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Asia-Pacific (ex-Japan) Equity Fund	$–	$–
China Opportunities Fund	–	–
Dynamic Dividend Fund	(156,499,558)	156,499,558
Emerging Markets Fund	–	–
Focused U.S. Equity Fund	(30,914)	30,914
Global Equity Fund	237,333	(237,333)
Global Infrastructure Fund	–	–
Income Builder Fund	138	(138)
International Equity Fund	(1,577)	1,577
International Small Cap Fund	–	–
Japanese Equities Fund	–	–
U.S. Mid Cap Equity Fund	–	–
U.S. Multi-Cap Equity Fund	–	–
U.S. Small Cap Equity Fund	–	–

8. Significant Shareholders

As of October 31, 2018, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	72.5%	4
China Opportunities Fund	26.6	2
Dynamic Dividend Fund	34.2	3
Emerging Markets Fund	60.9	5
Focused U.S. Equity Fund	42.6	6
Global Equity Fund	24.2	2
Global Infrastructure Fund	52.3	5
Income Builder Fund	77.4	1
International Equity Fund	51.9	3
International Small Cap Fund	19.5	1
Japanese Equities Fund	95.9	2
U.S. Mid Cap Equity Fund	86.9	1
U.S. Multi-Cap Equity Fund	11.9	1
U.S. Small Cap Equity Fund	48.8	3

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be

166	Annual Report 2018

Notes to Financial Statements (concluded)

October 31, 2018

reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2018, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2018.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia-Pacific (ex-Japan) Equity Fund	200,750	3.31%	29
China Opportunities Fund	175,988	3.32%	21
Dynamic Dividend Fund*	225,000	3.50%	17
Emerging Markets Fund	24,304,704	3.44%	14
Focused U.S. Equity Fund	394,898	2.94%	22
Global Infrastructure Fund*	645,000	3.41%	10
International Small Cap Fund	1,778,564	3.24%	7
U.S. Multi-Cap Equity Fund	225,000	3.22%	1
U.S. Small Cap Equity Fund	3,459,568	3.19%	16

*	Prior to May 7, 2018, the Predecessor Funds had entered into a lending agreement with BNP Paribas (the “BNPP NY Agreement”). The amounts in the above table reflect the time period May 7, 2018 to October 31, 2018 and the terms of the State Street Agreement in effect at the time.

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the Financial Accounting Standards Board (FASB) for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Trust’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

2018 Annual Report	167

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of

Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen Asia Pacific (ex-Japan) Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Dynamic Dividend Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Infrastructure Fund, Aberdeen Income Builder Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Japanese Equities Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund, fourteen of the funds comprising Aberdeen Funds (the Funds), including the statements of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund and Aberdeen Income Builder Fund, for which the period is the year ended October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years or periods in the five year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund, for which the period is the year ended October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund for which the period is the year ended October 31, 2018 and the financial highlights for each of the years or periods in the five-year period then ended except for the Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund, for which the period is the year ended October 31, 2018, in conformity with U.S. generally accepted accounting principles. The statements of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the three-year period ended October 31, 2017 for Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund were audited by other independent registered public accountants whose reports, dated December 22, 2017, expressed an unqualified opinion on those changes in net assets and financial highlights. The financial highlights for the year ended October 31, 2014 for Aberdeen Dynamic Dividend Fund, Aberdeen Global Infrastructure Fund, and Aberdeen Income Builder Fund were audited by other independent registered public accountants whose reports, dated December 29, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

168	Annual Report 2018

Other Tax Information (Unaudited)

For the period ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the year ended October 31, 2018, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
Dynamic Dividend Fund	59.07%
Emerging Markets Fund	100.00%
Income Builder Fund	70.91%
Japanese Equities Fund	100.00%
U.S. Multi-Cap Equity Fund	99.95%

For the taxable year ended October 31, 2018, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Dynamic Dividend Fund	33.93%
Global Equity Fund	11.70%
Global Infrastructure Fund	29.93%
Income Builder Fund	63.52%
U.S. Multi-Cap Equity Fund	99.92%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2018. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2018) were as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	$0.0385
China Opportunities Fund	$0.0272
Emerging Markets Fund	$0.0465
Global Equity Fund	$0.0228
International Equity Fund	$0.0348
International Small Cap Fund	$0.0495
Japanese Equities Fund	$0.0219

2018 Annual Report	169

Other Tax Information (Unaudited) (concluded)

During the year ended October 31, 2018, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Focused U.S. Equity Fund	$6,833,211
Global Equity Fund	$3,575,168
Global Infrastructure Fund	$861,592
Income Builder Fund	$3,449,015
International Small Cap Fund	$2,117,598
Japanese Equities Fund	$15,177
U.S. Mid Cap Equity Fund	$76,333
U.S. Multi-Cap Equity Fund	$35,841,364

170	Annual Report 2018

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2018 and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$833.10	$1,017.34	$7.21	$7.93	1.56%
	Class C	1,000.00	829.20	1,013.71	10.51	11.57	2.28%
	Class R	1,000.00	832.30	1,016.38	8.08	8.89	1.75%
	Institutional Service Class	1,000.00	833.90	1,018.40	6.24	6.87	1.35%
	Institutional Class	1,000.00	834.30	1,018.85	5.83	6.41	1.26%
China Opportunities Fund	Class A	1,000.00	832.40	1,015.43	8.96	9.86	1.94%
	Class C	1,000.00	829.90	1,011.95	12.13	13.34	2.63%
	Class R	1,000.00	830.70	1,013.66	10.57	11.62	2.29%
	Institutional Service Class	1,000.00	833.20	1,016.48	7.99	8.79	1.73%
	Institutional Class	1,000.00	833.90	1,016.99	7.53	8.29	1.63%
Dynamic Dividend Fund	Class A	1,000.00	963.80	1,017.64	7.42	7.63	1.50%
	Institutional Class	1,000.00	962.50	1,018.90	6.18	6.36	1.25%
Emerging Markets Fund	Class A	1,000.00	834.10	1,017.14	7.40	8.13	1.60%
	Class C	1,000.00	831.90	1,014.57	9.74	10.71	2.11%
	Class R	1,000.00	833.30	1,016.28	8.18	9.00	1.77%
	Institutional Service Class	1,000.00	835.90	1,019.51	5.23	5.75	1.13%
	Institutional Class	1,000.00	836.00	1,019.66	5.09	5.60	1.10%
Focused U.S. Equity Fund	Class A	1,000.00	1,023.90	1,018.90	6.38	6.36	1.25%
	Class C	1,000.00	1,018.80	1,015.63	9.67	9.65	1.90%
	Class R	1,000.00	1,021.70	1,016.99	8.31	8.29	1.63%
	Institutional Service Class	1,000.00	1,024.50	1,020.11	5.15	5.14	1.01%
	Institutional Class	1,000.00	1,025.10	1,020.67	4.59	4.58	0.90%
Global Equity Fund	Class A	1,000.00	932.70	1,017.39	7.55	7.88	1.55%
	Class C	1,000.00	930.60	1,014.17	10.66	11.12	2.19%
	Class R	1,000.00	931.70	1,015.43	9.45	9.86	1.94%
	Institutional Service Class	1,000.00	935.00	1,018.90	6.10	6.36	1.25%
	Institutional Class	1,000.00	934.80	1,019.21	5.80	6.06	1.19%

2018 Annual Report	171

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Global Infrastructure Fund	Class A	$1,000.00	$977.80	$1,017.90	$7.23	$7.38	1.45%
	Institutional Class	1,000.00	979.20	1,019.16	5.99	6.11	1.20%
Income Builder Fund	Class A	1,000.00	1,019.70	1,017.59	7.69	7.68	1.51%
	Institutional Class	1,000.00	1,021.80	1,018.96	6.32	6.31	1.24%
International Equity Fund	Class A	1,000.00	881.20	1,018.20	6.59	7.07	1.39%
	Class C	1,000.00	878.50	1,014.62	9.94	10.66	2.10%
	Class R	1,000.00	880.30	1,016.94	7.77	8.34	1.64%
	Institutional Service Class	1,000.00	883.00	1,019.86	5.03	5.40	1.06%
	Institutional Class	1,000.00	883.30	1,020.06	4.84	5.19	1.02%
International Small Cap Fund	Class A	1,000.00	915.10	1,017.75	7.14	7.53	1.48%
	Class C	1,000.00	912.00	1,014.32	10.41	10.97	2.16%
	Class R	1,000.00	913.70	1,016.13	8.68	9.15	1.80%
	Institutional Service Class	1,000.00	916.00	1,019.26	5.70	6.01	1.18%
	Institutional Class	1,000.00	916.60	1,019.36	5.60	5.90	1.16%
Japanese Equities Fund	Class A	1,000.00	850.00	1,018.40	6.30	6.87	1.35%
	Class C	1,000.00	847.30	1,015.12	9.31	10.16	2.00%
	Class R	1,000.00	849.90	1,017.64	6.99	7.63	1.50%
	Institutional Service Class	1,000.00	852.10	1,020.11	4.72	5.14	1.01%
	Institutional Class	1,000.00	852.10	1,020.16	4.67	5.09	1.00%
U.S. Mid Cap Equity Fund	Class A	1,000.00	966.70	1,018.90	6.20	6.36	1.25%
	Class C	1,000.00	963.70	1,015.12	9.90	10.16	2.00%
	Class R	1,000.00	965.70	1,017.64	7.43	7.63	1.50%
	Institutional Service Class	1,000.00	968.30	1,020.16	4.96	5.09	1.00%
	Institutional Class	1,000.00	968.30	1,020.16	4.96	5.09	1.00%
U.S. Multi-Cap Equity Fund	Class A	1,000.00	997.60	1,019.21	5.99	6.06	1.19%
	Class C	1,000.00	994.50	1,015.63	9.55	9.65	1.90%
	Class R	1,000.00	994.90	1,016.94	8.25	8.34	1.64%
	Institutional Service Class	1,000.00	999.30	1,020.32	4.89	4.94	0.97%
	Institutional Class	1,000.00	1,000.00	1,020.67	4.54	4.58	0.90%
U.S. Small Cap Equity Fund	Class A	1,000.00	1,010.60	1,018.45	6.79	6.82	1.34%
	Class C	1,000.00	1,006.90	1,014.87	10.37	10.41	2.05%
	Class R	1,000.00	1,008.30	1,016.48	8.76	8.79	1.73%
	Institutional Service Class	1,000.00	1,011.90	1,019.76	5.48	5.50	1.08%
	Institutional Class	1,000.00	1,011.90	1,019.81	5.43	5.45	1.07%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

172	Annual Report 2018

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 13, 2018, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Focused U.S. Equity Fund, Aberdeen Global Equity Fund, Aberdeen International Equity Fund, Aberdeen International Small Cap Fund, Aberdeen Japanese Equities Fund, Aberdeen Tax-Free Income Fund, Aberdeen U.S. Mid Cap Equity Fund, Aberdeen U.S. Multi-Cap Equity Fund, and Aberdeen U.S. Small Cap Equity Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2018 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 13, 2018, the “Meetings”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with the Meetings, the Board reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally included, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds, to the extent applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the

2018 Annual Report	173

Supplemental Information (Unaudited) (continued)

administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons provided by an independent third party of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

174	Annual Report 2018

Supplemental Information (Unaudited) (concluded)

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2018 Annual Report	175

Management of the Funds (Unaudited)

As of October 31, 2018

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Currently independent director of Bionik Laboratories Corp., a US healthcare company; Chairman Aberdeen Funds; Aberdeen Global Income Fund, Inc.; Aberdeen Asia-Pacific Income Fund, Inc.; Aberdeen Global Dynamic Dividend Fund; Aberdeen Total Dynamic Dividend Fund; Aberdeen Global Premier Properties Fund; Aberdeen Income Credit Strategies Fund; Director of Aberdeen Australia Equity Fund, Inc. Formerly Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September; Chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	32	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	27	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

176	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	26	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

2018 Annual Report	177

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Martin is the Co-Chief Executive of Standard Life Aberdeen PLC, the company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Prior to this, Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983.	32	Chairman, Prudential Regulation Authority’s Practitioner Panel, Director, Institute of International Finance, Non-Executive Director, Glencore plc

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

178	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Interim Global Head of Conduct & Compliance for Standard Life Aberdeen plc. Mr. Cotton is also Vice President of Aberdeen Fund Distributors LLC. Mr. Cotton joined Aberdeen in 2010.
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President–Compliance (Since March 2017)	Currently, Head of Conduct & Compliance–Americas/Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. (since 2009).
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–Americas for Aberdeen Asset Management Inc., overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

2018 Annual Report	179

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen Asset Management via the acquisition of certain asset management businesses from Credit Suisse in 2009.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal–Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Ben Moser** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services–US. Mr. Moser joined Aberdeen Asset Management in July 2008.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008.
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013.
Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Asset Management Inc. in August 2013.
Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)	Currently, Product Manager. Mr. Varga joined Aberdeen Asset Management Inc. in 2011.

180	Annual Report 2018

Management of the Funds (Unaudited) (concluded)

As of October 31, 2018

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2018 Annual Report	181

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2018

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Global Unconstrained Fixed Income Fund

Aberdeen High Yield Managed Duration Municipal Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra Short Municipal Income Fund

Market Review	Page 1
Aberdeen Asia Bond Fund	Page 3
Aberdeen Emerging Markets Debt Fund	Page 10
Aberdeen Global Unconstrained Fixed Income Fund	Page 18
Aberdeen High Yield Managed Duration Municipal Fund	Page 32
Aberdeen Tax-Free Income Fund	Page 44
Aberdeen Ultra Short Municipal Income Fund	Page 50

Financial Statements	Page 58

Notes to Financial Statements	Page 82

Report of Independent Registered Public Accounting Firm	Page 104

Other Tax Information	Page 105

Shareholder Expense Examples	Page 106

Supplemental Information	Page 108

Management of the Funds	Page 111

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global financial markets weathered numerous bouts of significant volatility during the 12-month period ended October 31, 2018, capped off by a major downturn in October 2018. Global stock markets in aggregate gained ground for the first few months of the period, as generally upbeat corporate earnings reports, tax reform in the U.S., and relatively steady economic growth buoyed investors’ confidence. However, market sentiment soon turned negative amid concerns that rising inflation could lead to more aggressive global central bank monetary policy, as well as fears of a possible global trade war spurred by tensions between the U.S and China. Global equities recovered during the third quarter of 2018, led by the U.S., with the broader-market Standard and Poor’s (S&P) 500 Index1 climbing 7.7% – its strongest quarterly performance since 2013. Nonetheless, in an apparent case of “financial whiplash,” global markets declined sharply towards the end of the reporting period in October. Investors were rattled by concerns ranging from lower corporate earnings estimates to the impact of continued monetary policy normalization. There also was a spike in U.S. Treasury yields during the month, triggered by expectations of further U.S. Federal Reserve (Fed) interest-rate increases. Shares of technology companies tumbled as higher interest rates led to investors’ apprehension about the rising valuations in the sector.

There was divergent performance among the regional stock markets during the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,2 a global equity market benchmark, posted a modest gain of 1.7% for the period, despite the vast majority of its constituents recording losses for the period. The U.S. was the lone major developed market to garner a positive return, while European stocks declined and were the weakest performers. Global emerging equity markets, as represented by the MSCI Emerging Markets Index,3 fell 12.2% over the reporting period, hampered by the strengthening U.S. dollar, which weighed on vulnerable economies with substantial foreign debt. The escalating trade tensions between the U.S. and China had a negative impact on Asia-Pacific stock markets, which declined 11.8% for the period, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.4

While shares of U.S. companies could not avoid the sell-off in the global financial markets in October 2018, they finished the 12-month reporting period in positive territory. The U.S. market was bolstered for most of the period by generally positive economic data and corporate earnings reports, as well as the tax reform legislation that was enacted in late 2017. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. Late in the period, however, as investors worried that rising wage pressure and inflation could force the Fed to tighten monetary policy more aggressively than previously forecast. U.S. large-cap stocks, as represented by the S&P 500 Index, gained 7.4% during the reporting period, substantially outperforming the corresponding 2.8% and 1.9% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap5 and Russell 20006 indices, respectively.

Shares of large-cap companies in the Asia-Pacific region fell sharply over the reporting period, hampered in part by investors’ concerns about a possible U.S.-China trade war. In June 2018, the administration of U.S. President Donald Trump assessed tariffs on US$50 billion in Chinese imports. Three months later, the U.S. placed an additional US$200 billion of levies on Chinese imports. China responded without escalating rhetoric while allowing its currency, the renminbi, to depreciate further against the U.S. dollar. Additionally, the weak investor sentiment in mainland China was compounded by fears over the country’s moderating economic growth.

One of the key reasons for the weakness in emerging-market equities was the liquidity squeeze on the U.S. dollar, stemming from the U.S. tax reforms that encouraged U.S. companies to repatriate7 their cash, as well as the Fed’s hawkish monetary policy stance. Turkey bore the brunt of the downturn amid worries about the central bank’s unwillingness to adopt orthodox economic policies and the government’s deteriorating relations with the U.S. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election in July 2018. While this outcome was expected, the market has become increasingly concerned with his plans to unwind some of the reforms that had occurred under his predecessor, Pena Nieto. Japan’s longest economic growth streak in 28 years stalled in the first quarter of 2018, but the economy subsequently resumed its momentum. An upgrade of second-quarter 2018 gross domestic product (GDP) data was attributable to an increase in capital investments. This was partly the result of the tight Japanese labor market, which saw the unemployment rate reach its lowest since the 1990s, boosting investments in labor-saving technologies.

Regarding the global fixed-income markets during the reporting period, capital outflows from emerging markets quickened due to the Fed’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling Indonesian rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also increased interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Trump reimposed economic sanctions on Iran. Yields on U.S. Treasuries rose, with two-, five- and ten year yields increasing by 127, 97 and 77 basis points (bps), respectively, over the reporting period, and this pressured higher-quality, lower-yielding and longer duration8 credit. U.S. and European high-yield markets saw marginal gains over the reporting period. Corporate earnings remained supported by generally positive economic growth, while default rates remained low. Supply was also lower than that in 2017 as companies, faced with rising borrowing costs, responded by reducing new issuance. However, investor sentiment in the U.S. deteriorated towards the end of the reporting period as trade tensions with China worsened and businesses began to forecast more conservative revenues and profitability in the ensuing quarters.

2018 Annual Report	1

Market Review (concluded)

Global real estate equity markets faced a challenging environment during the reporting period. While the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global Real Estate Index9 ended the period with a modest negative return, there were considerable variations in country-level returns. The performance of real estate markets in developed countries was modestly positive, while emerging markets generally posted negative returns for the reporting period.

Outlook

As we near the end of 2018, global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including Italy’s fiscal problems and political uncertainty in Europe caused by negotiations surrounding the UK’s exit from the EU (“Brexit”), which have yet to provide clarity on what the outcome will be for the UK or Europe.

The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite our preparations.

We remain cautious on the growing divergence across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade-related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates.

Aberdeen Standard Investments

[1]

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

[3]	The MSCI Emerging Markets Index tracks the performance of large- and mid-cap stocks across 24 emerging-market countries.

[4]

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging-market countries in Asia.

[5]	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

[6]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[7]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[8]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[9]	The FTSE EPRA/NAREIT Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.

2	Annual Report 2018

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees) returned -5.98% for the 12-month period ended October 31, 2018, versus the -2.01% return of its benchmark, the Markit iBoxx® Asia Government Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (comprising 42 funds), as measured by Lipper, Inc., was -1.75% for the period.

Asia-Pacific bonds endured significant bouts of volatility during the 12-month period ended October 31, 2018, as capital outflows from emerging markets quickened due to the U.S. Federal Reserve’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also hiked interest rates but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Donald Trump reimposed sanctions on Iran. Weakness in the Indonesian rupiah, Philippine peso and Indian rupee weighed on total returns in their respective local-currency government bond markets, although Indian bonds recouped losses after oil prices stabilized, inflationary pressures moderated and the central bank announced more bond-buying through open-market operations. In Sri Lanka, bond markets were hampered by volatile foreign-exchange movements, concerns over the country’s large borrowing needs, and a constitutional crisis after Prime Minister Ranil Wickremesinghe was ousted.

The Chinese yuan languished over the reporting period as the Chinese central bank infused the banking system with liquidity and China-U.S. trade tensions ratcheted higher. However, mainland China bonds rallied on the back of their highly anticipated inclusion in the Bloomberg Barclays Global Aggregate Bond Index.1 Unlike most of its regional peers, the Chinese central bank also continued with targeted policy easing measures in an effort to cushion the economy against the impact of the trade war, which generally benefited local markets. Despite the Korean won’s weakness, Korean bonds strengthened as domestic growth forecasts were downgraded. Elsewhere, the Malaysian ringgit bucked the regional currency sell-off and this aided the Malaysian bond market’s performance despite concerns over the country’s fiscal deficit.

Asian credit markets also declined on a total-return basis over the reporting period due to wider spreads and higher U.S. Treasury yields. High-yield credits underperformed their investment-grade2 counterparts as risk-aversion spiked and liquidity tightened amid worsening global trade tensions. Investor sentiment was further dampened by looming Chinese debt maturities due for refinancing, as well as alleged fraud and rare defaults in the Indian banking sector. All this overshadowed a generally buoyant primary bond market, which saw regional borrowers step up debt sales to avoid higher funding costs expected in a rising-rate environment.

The Fund’s underperformance versus its benchmark, the Markit iBoxx® Asia Government Index, over the reporting period was attributable mainly to the strategy in Asian local-currency markets, which weathered substantial volatility. The main detractors from the Fund’s relative performance were the underweight positions in Chinese onshore and Korean bonds as both markets strengthened and outperformed their regional peers. The overweight to the Indian rupee also weighed on the Fund’s relative performance as the currency weakened against the U.S. dollar, although the losses were mitigated by the positioning in high-yielding Indian bonds. The overweight to Sri Lankan bonds also benefited relative performance mainly because of positive duration3 effects.

The Fund’s strategy in Asian U.S.-dollar credit bolstered relative performance mainly because of the positioning in lower-rated quasi-sovereign bonds. Conversely, security selection in Chinese investment-grade corporate bonds (excluding real estate and financial bonds) was the key detractor.

The Fund’s use of derivatives recorded mixed results over the reporting period. The use of interest-rate futures to hedge U.S. interest-rate exposure in the overlay4 and short positioning in G10 nation currencies, such as the Australian dollar and euro, contributed positively to performance. Conversely, currency forwards5 used to rebalance Asian currency risk, largely to add Asian currency exposure, had a negative impact on the Fund’s relative performance. Overall, the use of derivatives contributed approximately 1% to the Fund’s absolute return for the reporting period.

Global events continue to unfold. We now see the possibility of the U.S. Federal Reserve taking a breather in its policy normalization cycle in the second half of 2019. In China, we are mindful of the slowdown in the domestic economy but are encouraged that the authorities appear committed to providing support for the private sector, which may not halt the slowdown but should diminish its magnitude. Furthermore, we would not rule out the possibility of the U.S. and China finding ways to temper the trade dispute. This could

1	The Bloomberg Barclays Global Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. S&P Global Ratings’ credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
4	A currency overlay seeks to separate the management of currency risk from the asset allocation and security selection decisions of the investor’s money managers.
5	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2018 Annual Report	3

Aberdeen Asia Bond Fund (Unaudited) (concluded)

occur in 2019 when the Democratic Party, which secured the takes control of the House of Representatives, in which it secured a majority in the midterm elections held in early November 2018.

While we think that we may see further pressure on emerging-market currencies and capital flows, we believe that investors have priced in the risks to a large degree, with trade friction and higher oil prices dominating discussions. The overall market’s positioning has also shifted from a short-U.S. dollar stance to one that is long U.S. dollar. At this stage, what investors are not positioned for is a de-escalation of risks, in our view. Some investors already have been forced to unwind their long speculative positions in oil as the demand outlook softens, inventories increase and countries negotiate waivers to the U.S. sanctions on Iran. The resultant sharp correction in the oil price has reduced one of the key risks for many Asian economies, while providing support for oil-importing nations such as India and Indonesia. This backdrop, along with the prospect of a high-level meeting between U.S. President Trump and his Chinese counterpart Xi Jinping, have allowed regional currencies to stabilize somewhat.

Asia-Pacific economies generally have healthy external balances and solid foreign-currency reserves, while institutional frameworks are noticeably more robust than a decade ago. We believe that volatility will persist, but we intend to take advantage of opportunities to add exposure to the Fund where we think that valuations look compelling, particularly issuers which we feel will cope well in a lower-growth environment.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of single issuer.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

4	Annual Report 2018

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.		5 Yr.		10 Yr.
Class A2	w/o SC	(6.29%	)	0.54%		5.12%
	w/SC3	(10.24%	)	(0.32%	)	4.67%
Class C2	w/o SC	(6.90%	)	(0.19%	)	4.61%
	w/SC4	(7.79%	)	(0.19%	)	4.61%
Class R2,6	w/o SC	(6.44%	)	0.31%		4.95%
Institutional Service Class[5,6]	w/o SC	(5.93%	)	0.78%		5.22%
Institutional Class[6]	w/o SC	(5.98%	)	0.82%		5.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Returns before the first offering of the Institutional Service Class (January 4, 2010) are based on the previous performance of the Institutional Class shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses of the two classes.
6	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the Markit iBoxx® Asia Government Index (USD Unhedged), the Custom Asian Local Bond Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Markit iBoxx® Asia Government Index (USD Unhedged) is part of the Markit iBoxx® ex-Japan Index family. The Markit iBoxx® Asia ex-Japan Index family covers local currency sovereign and quasi-sovereign debt from 10 Asian markets. The 10 Asian markets are China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan and Thailand. The indices serve as benchmarks for asset managers and investors and may form the basis for traded products, such as ETFs. Multiple-source pricing ensures that they are an accurate reflection of the underlying markets.

The Custom Asian Local Bond Index reflects the returns of the HSBC Asian Bond IndexTM for periods prior to April 1, 2016 and the returns of the Markit iBoxx® Asian Local Bond Index for periods subsequent to March 31, 2016.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	5

Aberdeen Asia Bond Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Government Bonds	44.8%
Corporate Bonds	42.9%
Short-Term Investment	8.8%
Other Assets in Excess of Liabilities	3.5%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	12.0%
Electric Utilities	9.0%
Commercial Services & Supplies	7.0%
Real Estate	4.8%
Diversified Telecommunication Services	4.3%
Auto Manufacturers	2.3%
Chemicals	1.8%
Diversified Financial Services	1.7%
Other	57.1%
100.0%

Top Holdings*
China Government Bond 11/30/2020	6.6%
ICICI Bank Ltd. 08/06/2024	6.3%
India Government Bond 01/11/2026	5.4%
India Government Bond 12/01/2044	5.0%
China Overseas Finance Cayman III Ltd. 10/29/2023	4.8%
State Grid Overseas Investment 2016 Ltd. 05/04/2027	4.8%
Indonesia Government International Bond 01/08/2047	4.5%
Malaysia Government Bond, Series 0317 04/07/2037	4.4%
Indonesia Treasury Bond, Series FR63 05/15/2023	4.4%
Royal Capital BV 05/05/2024	4.3%
Other	49.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
China	20.5%
Indonesia	16.8%
India	16.7%
Malaysia	10.6%
United States	8.8%
Thailand	7.5%
Hong Kong	6.9%
Philippines	6.4%
South Korea	2.3%
Other	3.5%
100.0%

6	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (42.9%)
CHINA (13.9%)
Diversified Telecommunication Services (4.3%)
Proven Honour Capital Ltd. (USD), 4.13%, 05/19/2025 (a)	$200,000	$185,258
Electric Utilities (4.8%)
State Grid Overseas Investment 2016 Ltd. (USD), 3.50%, 05/04/2027 (a)	219,000	205,153
Real Estate (4.8%)
China Overseas Finance Cayman III Ltd. (USD), 5.38%, 10/29/2023 (a)	200,000	207,574
		597,985
HONG KONG (6.9%)
Commercial Services & Supplies (2.7%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	118,000	116,749
Electric Utilities (4.2%)
Hongkong Electric Finance Ltd. (USD), 2.88%, 05/03/2026 (a)	200,000	181,535
		298,284
INDIA (6.3%)
Commercial Banks (6.3%)
ICICI Bank Ltd. (INR), 9.15%, 08/06/2024	20,000,000	273,366
MALAYSIA (1.7%)
Diversified Financial Services (1.7%)
Cagamas Bhd, Series IMTN (MYR), 4.05%, 12/20/2018	300,000	71,721
PHILIPPINES (4.3%)
Commercial Services & Supplies (4.3%)
Royal Capital BV (USD), (fixed rate to 05/05/2024, variable rate thereafter), 4.88% (a)(b)	200,000	185,839
SOUTH KOREA (2.3%)
Auto Manufacturers (2.3%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020 (a)	100,000	97,602
THAILAND (7.5%)
Chemicals (1.8%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	80,000	80,016
Commercial Banks (5.7%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	64,910
Krung Thai Bank PCL (USD), (fixed rate to 12/26/2024, variable rate thereafter), 5.20% (a)	179,000	180,488
		245,398
		325,414
Total Corporate Bonds		1,850,211
GOVERNMENT BONDS (44.8%)
CHINA (6.6%)
China Government Bond (CNH), 3.40%, 11/30/2020	$2,000,000	$284,645
INDIA (10.4%)
India Government Bond
(INR), 7.59%, 01/11/2026	17,500,000	232,663
(INR), 8.17%, 12/01/2044	15,800,000	213,223
		445,886
INDONESIA (16.8%)
Indonesia Government International Bond (USD), 5.25%, 01/08/2047 (a)	200,000	191,995
Indonesia Treasury Bond
Series FR63 (IDR), 5.63%, 05/15/2023	3,200,000,000	188,811
Series FR64 (IDR), 6.13%, 05/15/2028	3,326,000,000	183,775
Series FR65 (IDR), 6.63%, 05/15/2033	875,000,000	47,427
Series FR75 (IDR), 7.50%, 05/15/2038	2,000,000,000	113,139
		725,147
MALAYSIA (8.9%)
Malaysia Government Bond
Series 0517 (MYR), 3.44%, 02/15/2021	300,000	71,460
Series 0416 (MYR), 3.62%, 11/30/2021	400,000	95,423
Series 0317 (MYR), 4.76%, 04/07/2037	810,000	191,545
Series 0216 (MYR), 4.74%, 03/15/2046	100,000	23,035
		381,463
PHILIPPINES (2.1%)
Philippine Government Bond, Series 1063 (PHP), 6.25%, 03/22/2028	5,500,000	91,389
Total Government Bonds		1,928,530
SHORT-TERM INVESTMENT (8.8%)
UNITED STATES (8.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	377,435	377,434
Total Short-Term Investment		377,434
Total Investments (Cost $4,522,660) (d)—96.5%		4,156,175

Other Assets in Excess of Liabilities—3.5%		151,142
Net Assets—100.0%		$4,307,317

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2018 Annual Report	7

Statement of Investments (continued)

October 31, 2018

Aberdeen Asia Bond Fund

AUD	Australian Dollar
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EUR	Euro Currency
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
TWD	New Taiwan Dollar
USD	U.S. Dollar

At October 31, 2018, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
LONG CONTRACT POSITIONS
United States Treasury Note 6%-2 year	1	12/31/2018	$211,375	$210,656	$(719)
United States Treasury Note 6%-5 year	5	12/31/2018	567,304	561,914	(5,390)
					$(6,109)
SHORT CONTRACT POSITIONS (24.7%)
United States Treasury Note 6%-10 year	(9)	12/19/2018	$(1,079,562)	$(1,065,938)	$13,624
					$7,515

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased			Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi/United States Dollar 01/11/2019	HSBC Bank USA	CNY	3,487,450	USD	500,000	$498,524	$(1,476)
Chinese Yuan Renminbi Offshore/United States Dollar 01/11/2019	UBS AG	CNH	2,150,000	USD	308,432	307,247	(1,185)
Indian Rupee/United States Dollar 11/30/2018	UBS AG	INR	33,255,270	USD	450,000	447,702	(2,298)
Indonesian Rupiah/United States Dollar 01/24/2019	HSBC Bank USA	IDR	771,450,000	USD	50,000	49,998	(2)
Philippine Peso/United States Dollar 01/31/2019	HSBC Bank USA	PHP	10,784,800	USD	200,000	200,993	993
Singapore Dollar/United States Dollar 11/02/2018	UBS AG	SGD	510,000	USD	374,324	368,191	(6,133)
12/03/2018	UBS AG	SGD	520,000	USD	375,499	375,655	156
South Korean Won/United States Dollar 12/07/2018	HSBC Bank USA	KRW	852,725,700	USD	760,000	748,114	(11,886)
Thai Baht/United States Dollar 12/21/2018	Goldman Sachs & Co.	THB	16,600,000	USD	513,376	501,861	(11,515)
						$3,498,285	$(33,346)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

8	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 11/29/2018	Citibank N.A.	USD	75,229	AUD	102,392	$72,528	$2,701
United States Dollar/Chinese Yuan Renminbi Offshore 01/11/2019	UBS AG	USD	322,778	CNH	2,250,000	321,538	1,240
United States Dollar/Euro 11/21/2018	ROYAL BANK OF CANADA (UK)	USD	75,000	EUR	64,063	72,667	2,333
United States Dollar/Hong Kong Dollar 12/21/2018	UBS AG	USD	448,293	HKD	3,500,000	446,955	1,338
United States Dollar/Indian Rupee 11/30/2018	HSBC Bank USA	USD	200,000	INR	14,707,000	197,994	2,006
11/30/2018	UBS AG	USD	250,000	INR	18,475,150	248,723	1,277
United States Dollar/Malaysian Ringgit 12/14/2018	BNP Paribas S.A.	USD	50,000	MYR	208,175	49,715	285
12/14/2018	HSBC Bank USA	USD	100,000	MYR	414,760	99,050	950
United States Dollar/New Taiwan Dollar 01/04/2019	UBS AG	USD	450,000	TWD	13,695,750	444,612	5,388
United States Dollar/Singapore Dollar 11/02/2018	UBS AG	USD	368,045	SGD	510,000	368,191	(146)
						$2,321,973	$17,372
Unrealized appreciation on forward foreign currency exchange contracts							$18,667
Unrealized depreciation on forward foreign currency exchange contracts							(34,641)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Annual Report	9

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Institutional Class shares net of fees) returned -7.58% for the 12-month period ended October 31, 2018, versus the -4.39% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (comprising 99 funds), as measured by Lipper, Inc., was -5.27% for the period.

Emerging-market debt recorded positive performance at the beginning of the reporting period, with all components of the asset class performing well, capping a 12-month period in which numerous idiosyncratic events failed to derail the prevailing positive investor sentiment. However, the first half of 2018 brought periods of market volatility and weakness – particularly in the emerging-market economies. This was most pronounced between April and June, caused largely by increased rhetoric around trade wars and investors’ worries about their possible negative impact on China’s economy. Investors were also concerned about the future path of interest-rate increases by the U.S. Federal Reserve. The U.S. dollar saw strong performance during the reporting period; this historically has had a negative impact on emerging markets.

Over the first half of 2018, elections in large emerging-market countries – notably Mexico and Turkey – caused further market weakness, resulting in investor uncertainty. Turkish President Recep Tayyip Erdogan won another term as expected; however, his economic policies and unorthodox approach to monetary policy has been a concern for investors in Turkey. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election. This outcome was also expected, but the market has become increasingly concerned with his plans to unwind some of the reforms that had occurred under his predecessor, Enrique Peña Nieto.

Emerging-market debt then experienced mixed performance towards the end to the reporting period, with posting negative returns in August (typically a stable month), balanced by positive returns in July and September – the first monthly gains for the asset class in 2018. Increased financial support from the International Monetary Fund (IMF) for Argentina, monetary policy tightening from the Central Bank of the Republic of Turkey, and a North America Free Trade Agreement (NAFTA) accord among the US, Mexico and Canada helped to partly restore investor confidence and risk appetite. However, EM debt then weakened in October, led by a stronger U.S. dollar and compression1 in U.S. Treasury yields towards the end of the month.

During the 12-month reporting period, the Fund’s performance relative to its benchmark, the J.P. Morgan EMBI Global Diversified Index, was bolstered by an overweight allocation to Georgia, as well as an underweight to Sri Lanka. Both an overweight position and security selection in Ecuador also benefited the Fund’s relative performance, along with holdings in the United Arab Emirates and Rwanda, which are not represented in the benchmark index. Conversely, the Fund’s relative performance was hampered mainly by positions in hard and local currency debt in Argentina, a slightly overweight allocation to Venezuela, and overall positioning in Zambia. Local currency holdings in India, South Africa and Indonesia also weighed on the Fund’s relative performance.

During the reporting period, we gradually increased the Fund’s underweight duration2 position relative to the benchmark to a one-year short. We trimmed the Fund’s exposure to Turkey, Paraguay, Azerbaijan and Bahrain, and added to the holdings in Egypt, the United Arab Emirates and Saudi Arabia. On aggregate, we reduced the Fund’s overweight allocation to frontier markets in favor of exposure to the Middle East, which is not represented in the benchmark index. In the local currency markets, we decreased the Fund’s emerging-market exposure, specifically in Brazil and Uruguay.

The Fund may invest in derivatives for hedging purposes and to gain risk exposure to countries, currencies and securities in which the Fund is permitted to invest. The derivatives positions did not have a significant impact on Fund performance for the reporting period.

Looking ahead, we believe that the U.S. midterm election results will have an impact on the direction of U.S. foreign policy going forward. The Democratic Party won enough seats in the election to regain control of the House of Representatives–but not the Senate–and we believe that this could have an effect on President Donald Trump and his policy agenda. The oil price decline has been rapid and although Brent crude at the end of the reporting period was at a higher level than it was at the beginning of 2018, much of the gains have eroded. In our opinion, how Saudi Arabia and the other key Organization of Petroleum Exporting Countries (OPEC) members react to this will be important given how emerging markets historically have benefited to a greater degree from higher oil prices. However, we think that countries such as Turkey and India will welcome lower energy costs.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

1	Yield compression occurs when the yield on a previously higher-yielding bond declines due to strong demand. Bond prices move inversely to yields.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

10	Annual Report 2018

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of single issuer.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	11

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2018)		1 Yr.		5Yr.	Inception[1]
Class A	w/o SC	(7.91%	)	2.43%	1.60%
	w/SC2	(11.86%	)	1.55%	0.88%
Class C	w/o SC	(8.58%	)	1.71%	0.89%
	w/SC3	(9.45%	)	1.71%	0.89%
Class R4	w/o SC	(8.25%	)	2.17%	1.35%
Institutional Service Class[4]	w/o SC	(7.63%	)	2.75%	1.91%
Institutional Class[4]	w/o SC	(7.58%	)	2.73%	1.89%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Performance of a $1,000,000* Investment (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

12	Annual Report 2018

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Government Bonds	66.0%
Corporate Bonds	26.8%
Short-Term Investment	5.0%
Government Agencies	0.9%
Other Assets in Excess of Liabilities	1.3%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	7.3%
Commercial Banks	3.0%
Electric Utilities	2.3%
Real Estate	2.3%
Transportation	1.8%
Energy Equipment & Services	1.6%
Lodging	1.6%
Chemicals	0.9%
Investment Companies	0.8%
Diversified Financial Services	0.8%
Other	77.6%
100.0%

Top Holdings*
Brazil Notas do Tesouro Nacional, Series F 01/01/2023	3.7%
Argentine Republic Government International Bond 04/22/2026	2.9%
Ukraine Government International Bond 09/01/2024	2.8%
Turkey Government International Bond 02/05/2025	2.0%
Turkey Government International Bond 10/09/2026	1.9%
Pertamina Persero PT 05/03/2042	1.9%
Petroleos Mexicanos 09/21/2047	1.9%
Indonesia Government International Bond 01/15/2024	1.8%
Georgian Railway JSC 07/11/2022	1.8%
Republic of South Africa Government International Bond 05/30/2022	1.7%
Other	77.6%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Indonesia	7.3%
Argentina	5.7%
United States	5.0%
Mexico	4.9%
Ukraine	4.8%
Brazil	4.7%
Dominican Republic	4.0%
Turkey	4.0%
Ecuador	3.4%
United Arab Emirates	3.2%
Other	53.0%
100.0%

2018 Annual Report	13

Statement of Investments

October 31, 2018

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (26.8%)
BRAZIL (0.2%)
Engineering & Construction (0.0%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)(c)	$200,000	$5,250
Oil, Gas & Consumable Fuels (0.2%)
Petrobras Global Finance BV (USD), 6.25%, 03/17/2024	52,000	52,598
		57,848
CHILE (1.2%)
Airlines (0.4%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 08/15/2029 (d)	102,672	98,948
Electric Utilities (0.8%)
Empresa Electrica Angamos SA (USD), 4.88%, 05/25/2029 (a)(d)	191,300	186,317
		285,265
CHINA (0.7%)
Real Estate (0.7%)
Country Garden Holdings Co. Ltd. (USD), 5.13%, 01/17/2025 (a)	200,000	156,486
COLOMBIA (0.8%)
Commercial Banks (0.8%)
Bancolombia SA (USD), (fixed rate to 10/18/2027, variable rate thereafter) 4.88%	200,000	192,460
GEORGIA (2.6%)
Energy Equipment & Services (0.8%)
Georgian Oil and Gas Corp. JSC (USD), 6.75%, 04/26/2021 (a)	200,000	203,487
Transportation (1.8%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	400,000	422,240
		625,727
INDIA (2.7%)
Commercial Banks (0.6%)
HDFC Bank Ltd. (INR), 8.10%, 03/22/2025 (a)	10,000,000	127,548
Electric Utilities (0.5%)
NTPC Ltd. (INR), 7.25%, 05/03/2022 (a)	10,000,000	126,689
Sovereign Agency (1.6%)
National Highways Authority of India (INR), 7.30%, 05/18/2022 (a)	30,000,000	379,525
		633,762
INDONESIA (2.9%)
Electric Utilities (1.0%)
Perusahaan Listrik Negara PT (USD), 6.25%, 01/25/2049 (a)	240,000	235,352
Oil, Gas & Consumable Fuels (1.9%)
Pertamina Persero PT (USD), 6.00%, 05/03/2042 (a)	490,000	464,699
		700,051
KAZAKHSTAN (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Tengizchevroil Finance Co. International Ltd. (USD), 4.00%, 08/15/2026 (a)(d)	200,000	186,198
MALAYSIA (1.6%)
Lodging (1.6%)
Gohl Capital Ltd. (USD), 4.25%, 01/24/2027 (a)	400,000	374,031
MEXICO (3.4%)
Oil, Gas & Consumable Fuels (3.4%)
Petroleos Mexicanos
(USD), 5.98%, 03/11/2022 (e)	100,000	103,750
(USD), 6.38%, 01/23/2045	70,000	58,276
(USD), 5.63%, 01/23/2046	240,000	185,952
(USD), 6.75%, 09/21/2047	540,000	463,482
		811,460
MOROCCO (0.9%)
Chemicals (0.9%)
OCP SA (USD), 6.88%, 04/25/2044 (a)	200,000	208,700
NIGERIA (0.8%)
Commercial Banks (0.8%)
Zenith Bank PLC (USD), 7.38%, 05/30/2022 (a)	200,000	202,346
PANAMA (0.8%)
Commercial Banks (0.8%)
Global Bank Corp. (USD), 4.50%, 10/20/2021 (a)	200,000	198,120
PERU (0.8%)
Metals & Mining (0.8%)
Nexa Resources SA (USD), 5.38%, 05/04/2027 (a)	200,000	194,502
RUSSIA (1.6%)
Diversified Financial Services (0.8%)
GTLK Europe DAC (USD), 5.95%, 07/19/2021 (a)	200,000	195,726
Diversified Telecommunication Services (0.8%)
VEON Holdings BV (USD), 4.95%, 06/16/2024 (a)	200,000	189,314
		385,040
UKRAINE (0.8%)
Iron/Steel (0.8%)
Metinvest BV (USD), 8.50%, 04/23/2026 (a)	200,000	190,500
UNITED ARAB EMIRATES (3.2%)
Energy Equipment & Services (0.8%)
Abu Dhabi Crude Oil Pipeline LLC (USD), 4.60%, 11/02/2047 (a)(d)	200,000	189,088
Investment Companies (0.8%)
ICD Sukuk Co. Ltd. (USD), 5.00%, 02/01/2027 (a)	200,000	196,596

See accompanying Notes to Financial Statements.

14	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
Real Estate (1.6%)
MAF Global Securities Ltd. (USD), (fixed rate to 09/07/2022, variable rate thereafter) 5.50% (a)(f)	$400,000	$379,624
		765,308
VENEZUELA (1.0%)
Oil, Gas & Consumable Fuels (1.0%)
Petroleos de Venezuela SA
(USD), 6.00%, 05/16/2024 (a)(b)(c)(d)	1,057,234	181,316
(USD), 6.00%, 11/15/2026 (a)(b)(c)(d)	312,022	53,824
		235,140
Total Corporate Bonds		6,402,944
GOVERNMENT BONDS (66.0%)
ALBANIA (0.5%)
Republic of Albania (EUR), 3.50%, 10/09/2025 (a)	100,000	112,755
ARGENTINA (5.7%)
Argentina POM Politica Monetaria, Argentina Central Bank 7-day Repo Reference Rate (ARS), 67.49%, 06/21/2020 (e)	11,500,000	360,896
Argentine Bonos del Tesoro (ARS), 18.20%, 10/03/2021	1,050,000	24,008
Argentine Republic Government International Bond
(USD), 5.63%, 01/26/2022	128,000	114,880
(USD), 7.50%, 04/22/2026	790,000	689,275
(EUR), 7.82%, 12/31/2033 (d)	86,694	88,674
(USD), 8.28%, 12/31/2033 (d)	82,290	70,564
(USD), 0.00%, 12/15/2035 (e)	600,000	19,800
		1,368,097
ARMENIA (0.9%)
Republic of Armenia International Bond (USD), 7.15%, 03/26/2025 (a)	200,000	208,340
BAHAMAS (0.8%)
Bahamas Government International Bond (USD), 6.00%, 11/21/2028 (a)	200,000	203,000
BRAZIL (4.5%)
Brazil Notas do Tesouro Nacional
Series F (BRL), 10.00%, 01/01/2023	3,180,000	877,074
Series F (BRL), 10.00%, 01/01/2025	700,000	191,144
		1,068,218
COSTA RICA (1.0%)
Costa Rica Government International Bond (USD), 4.25%, 01/26/2023 (a)	270,000	235,575
CROATIA (0.4%)
Croatia Government International Bond (USD), 6.63%, 07/14/2020 (a)	100,000	104,369
DOMINICAN REPUBLIC (4.0%)
Dominican Republic International Bond
(USD), 5.88%, 04/18/2024 (a)(d)	200,000	202,740
(USD), 6.88%, 01/29/2026 (a)	290,000	304,500
(USD), 7.45%, 04/30/2044 (a)	100,000	104,500
(USD), 6.85%, 01/27/2045 (a)	360,000	354,600
		966,340
ECUADOR (3.4%)
Ecuador Government International Bond
(USD), 10.75%, 03/28/2022 (a)	420,000	432,600
(USD), 8.75%, 06/02/2023 (a)	200,000	191,000
(USD), 8.88%, 10/23/2027 (a)	220,000	193,380
		816,980
EGYPT (2.7%)
Egypt Government International Bond
(EUR), 5.63%, 04/16/2030 (a)	230,000	236,999
(USD), 8.50%, 01/31/2047 (a)	200,000	188,730
(USD), 7.90%, 02/21/2048 (a)	250,000	223,583
		649,312
EL SALVADOR (1.6%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	419,000	375,005
(USD), 6.38%, 01/18/2027 (a)	16,000	14,300
		389,305
GABON (0.9%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)(d)	240,000	218,050
GHANA (0.8%)
Ghana Government International Bond (USD), 8.63%, 06/16/2049 (a)(d)	200,000	187,610
INDONESIA (4.4%)
Indonesia Government International Bond
(USD), 5.88%, 01/15/2024 (a)	410,000	431,280
(USD), 4.10%, 04/24/2028	200,000	187,862
Indonesia Treasury Bond, Series FR63 (IDR), 5.63%, 05/15/2023	4,000,000,000	236,014
Perusahaan Penerbit SBSN Indonesia III (USD), 3.40%, 03/29/2022 (a)	200,000	194,900
		1,050,056
IVORY COAST (1.7%)
Ivory Coast Government International Bond
(EUR), 5.25%, 03/22/2030 (a)(d)	320,000	331,444
(USD), 5.75%, 12/31/2032 (a)(g)	92,500	83,737
		415,181
KENYA (1.8%)
Kenya Government International Bond
(USD), 6.88%, 06/24/2024 (a)	240,000	233,498
(USD), 7.25%, 02/28/2028 (a)	200,000	188,620
		422,118
LEBANON (2.2%)
Lebanon Government International Bond
(USD), 6.10%, 10/04/2022 (a)	443,000	386,128
(USD), 6.00%, 01/27/2023 (a)	160,000	137,705
		523,833

See accompanying Notes to Financial Statements.

2018 Annual Report	15

Statement of Investments (continued)

October 31, 2018

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
MEXICO (1.5%)
Mexico Government International Bond (USD), 6.05%, 01/11/2040	$340,000	$352,750
NAMIBIA (0.7%)
Namibia International Bonds (USD), 5.25%, 10/29/2025 (a)	200,000	180,016
NIGERIA (1.6%)
Nigeria Government International Bond
(USD), 7.88%, 02/16/2032 (a)	200,000	192,236
(USD), 7.63%, 11/28/2047 (a)	220,000	193,961
		386,197
OMAN (1.9%)
Oman Government International Bond (USD), 6.75%, 01/17/2048 (a)	240,000	219,000
Oman Sovereign Sukuk SAOC (USD), 5.93%, 10/31/2025 (a)	240,000	239,231
		458,231
PAPUA N.GUINEA (0.8%)
Papua New Guinea Government International Bond (USD), 8.38%, 10/04/2028 (a)	200,000	198,250
PARAGUAY (0.8%)
Paraguay Government International Bond (USD), 6.10%, 08/11/2044 (a)	200,000	201,000
PERU (1.3%)
Peru Government Bond (PEN), 6.15%, 08/12/2032 (a)	360,000	106,159
Peruvian Government International Bond (PEN), 6.95%, 08/12/2031 (a)	630,000	199,474
		305,633
QATAR (0.8%)
Qatar Government International Bond (USD), 5.10%, 04/23/2048 (a)	200,000	203,000
RUSSIA (1.2%)
Russian Federal Bond — OFZ
Series 6205 (RUB), 7.60%, 04/14/2021	7,800,000	117,579
Series 6218 (RUB), 8.50%, 09/17/2031	11,600,000	176,102
		293,681
RWANDA (1.0%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	251,463
SAUDI ARABIA (1.7%)
Saudi Government International Bond
(USD), 4.00%, 04/17/2025 (a)	200,000	196,385
(USD), 5.00%, 04/17/2049 (a)	210,000	201,397
		397,782
SENEGAL (1.3%)
Senegal Government International Bond
(USD), 6.25%, 07/30/2024 (a)	200,000	195,016
(EUR), 4.75%, 03/13/2028 (a)(d)	100,000	105,574
		300,590
SOUTH AFRICA (2.6%)
Republic of South Africa Government Bond, Series 2023 (ZAR), 7.75%, 02/28/2023	3,250,000	213,186
Republic of South Africa Government International Bond (USD), 5.88%, 05/30/2022	390,000	397,917
		611,103
SRI LANKA (0.4%)
Sri Lanka Government International Bond (USD), 6.25%, 10/04/2020 (a)	100,000	96,497
TANZANIA (0.3%)
Tanzania Government International Bond (USD), 6M USD LIBOR + 6.000%, 8.54%, 03/09/2020 (a)(d)(e)	66,667	68,015
TUNISIA (1.2%)
Banque Centrale de Tunisie International Bond (EUR), 6.75%, 10/31/2023 (a)	260,000	289,777
TURKEY (4.0%)
Turkey Government International Bond
(USD), 7.38%, 02/05/2025	495,000	490,622
(USD), 4.88%, 10/09/2026	550,000	464,895
		955,517
UKRAINE (4.0%)
Ukraine Government International Bond
(USD), 7.75%, 09/01/2021 (a)	200,000	196,742
(USD), 7.75%, 09/01/2024 (a)	710,000	665,625
(USD), 0.00%, 05/31/2040 (a)(e)	165,000	84,356
		946,723
URUGUAY (0.8%)
Uruguay Government International Bond (USD), 5.10%, 06/18/2050 (d)	200,000	189,500
VENEZUELA (0.2%)
Venezuela Government International Bond (USD), 9.25%, 05/07/2028 (a)(b)	165,000	41,250
ZAMBIA (0.6%)
Zambia Government International Bond (USD), 8.97%, 07/30/2027 (a)(d)	200,000	135,800
Total Government Bonds		15,801,914
GOVERNMENT AGENCIES (0.9%)
TUNISIA (0.9%)
Banque Centrale de Tunisie International Bond (USD), 5.75%, 01/30/2025 (a)	260,000	220,419
Total Government Agencies		220,419

See accompanying Notes to Financial Statements.

16	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
SHORT-TERM INVESTMENT (5.0%)
UNITED STATES (5.0%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (h)	$1,187,484	$1,187,484
Total Short-Term Investment		1,187,484
Total Investments (Cost $26,103,672) (i)—98.7%		23,612,761

Other Assets in Excess of Liabilities—1.3%		306,256
Net Assets—100.0%		$23,919,017

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Illiquid security.
(d)	Sinkable security.
(e)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(f)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(g)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(h)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(i)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ARS	Argentine Peso
BRL	Brazilian Real
EUR	Euro Currency
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
PEN	Peruvian Sol
PLC	Public Limited Company
RUB	New Russian Ruble
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar 11/27/2018	UBS	BRL	1,131,000	USD	306,944	$303,258	$(3,686)
Euro/United States Dollar 01/10/2019	UBS	EUR	21,000	USD	24,287	23,940	(347)
Indonesian Rupiah/United States Dollar 11/27/2018	Deutsche Bank	IDR	3,517,976,000	USD	233,753	230,464	(3,289)
South African Rand/United States Dollar 01/10/2019	UBS	ZAR	206,000	USD	13,786	13,844	58
						$571,506	$(7,264)

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real 11/27/2018	Citibank	USD	1,275,747	BRL	4,992,000	$1,338,520	$(62,773)
11/27/2018	UBS	USD	55,958	BRL	209,000	56,040	(82)
United States Dollar/Euro 01/10/2019	Morgan Stanley & Co.	USD	112,791	EUR	99,000	112,859	(68)
01/10/2019	UBS	USD	1,118,584	EUR	967,000	1,102,372	16,212
United States Dollar/Hungarian Forint 01/10/2019	Barclays Bank plc	USD	217,795	HUF	61,142,000	214,635	3,160
United States Dollar/Indian Rupee 11/27/2018	Deutsche Bank	USD	450,928	INR	32,426,000	436,714	14,214
United States Dollar/South African Rand 01/10/2019	UBS	USD	229,301	ZAR	3,412,000	229,304	(3)
United States Dollar/South Korean Won 11/27/2018	Deutsche Bank	USD	256,368	KRW	287,286,000	251,953	4,415
						$3,742,397	$(24,925)
Unrealized appreciation on forward foreign currency exchange contracts							$38,059
Unrealized depreciation on forward foreign currency exchange contracts							(70,248)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2018 Annual Report	17

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

The Aberdeen Global Unconstrained Fixed Income Fund (Institutional Class shares net of fees) returned 2.47% for the 12-month period ended October 31, 2018, versus the 1.72% return for its primary benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 3-Month U.S. Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Credit Focus Funds (comprising 69 funds), as measured by Lipper, Inc., was 0.37% for the period.

Global government bond yields rose over the reporting period, led by the U.S. as the Federal Reserve (Fed) continued to tighten monetary policy and the administration of U.S. President Donald Trump announced fiscal expansion plans which exceeded market expectations. Geopolitics, particularly that stemming from the U.S., was a key focus for markets, as President Trump signed executive orders to impose tariffs on China, and renegotiated the North American Free Trade Agreement (NAFTA) to form the new United States-Mexico-Canada Agreement (USMCA). Spreads in peripheral Europe1 widened amid investors’ growing concerns over the new Italian government’s fiscal plans. UK yields closed the reporting period higher despite uncertainties around Brexit negotiations, reflecting positive domestic data.

U.S. economic data continued to indicate solid growth momentum, with employment and survey data reaching cyclical highs. The nation’s unemployment rate reached 3.7% in October 2018 – its lowest level since 1969 – while third-quarter 2018 gross domestic product (GDP) growth grew by an annualized rate of 3.5% after reaching a four-year high of 4.2%, in the second quarter. The Fed raised its benchmark interest rate in four increments of 25 basis points (bps) over the 12-month reporting period, with a further hike priced in for December 2018. According to the Fed’s updated interest-rate projections, the median view is that the target rate will peak at 3.4%, 0.4 percentage point above the 3.0% estimate for the longer-run natural rate.2

The European Central Bank (ECB) announced a reduction in monthly asset purchases to €30 billion (roughly US$34 billion) beginning in January 2018, and the program continued for a further nine months. The ECB also maintained its forward guidance3 policy for interest rates to remain on hold at least through the summer of 2019. Economic data in Europe remained soft throughout the period, as rising protectionism and weaker global trade began to take its toll on the manufacturing sector, with the effects beginning to spill over to the services sector.

European politics were a persistent concern for markets over the period, with the Italian elections in March 2018, resulting in a populist coalition of the Five Star Movement and the League. Tensions continued to rise as the newly formed government reported a target deficit of 2.4% of GDP in 2019, substantially above the 0.8% deficit under European Union (EU) rules. Italian assets sold off on the news, with the budget plan putting the government at loggerheads with the European Commission.

In the UK, British and EU negotiators approved details of the Brexit transition proposal. The UK will formally leave the EU in March 2019, but will be bound by its regulations until the end of 2020. The UK will also be able to negotiate trade deals with other countries during the transition period. Uncertainties around the Irish border, however, remain, with the backstop solution that Northern Ireland stays in the customs union4 being maintained in the proposal for now. However, the sterling weakened towards the end of the reporting period as EU negotiators pushed back on the Chequers plan for a future relationship with the EU. UK Prime Minister Theresa May subsequently responded that relations with the EU had reached an “impasse” and that the government would be prepared not to accept a deal. The October 2018 summit failed to achieve a breakthrough with the deadline to reach a deal fast approaching.

UK economic data remained generally positive over the reporting period despite uncertainties over Brexit, with improving unemployment and wage data. GDP growth was lackluster, although this was discounted by the Bank of England (BoE), which cited weather disruptions as a factor driving softness. The BoE hiked its benchmark interest rate in two increments of 25 bps in November 2017 and August 2018, in response to gradually improving economic data, and maintained its pledge to continue with “ongoing tightening of monetary policy” while acknowledging uncertainties around Brexit negotiations.

The Bank of Japan maintained its targets for short-term and 10-year interest rates at -0.1% and around 0%, respectively. However, the central bank disclosed that it would tolerate wider fluctuations around the 10-year yield target depending on inflation and economic conditions, with the threshold for intervention now perceived by the market to be +/-20 bps versus the previous estimate of +/- 10 bps.

In emerging markets, China’s GDP grew at its slowest pace in nearly a decade as U.S. trade tensions and disappointing economic survey data weighed on the economy. China recorded growth of 6.5% year-over-year for the third quarter of 2018, marginally below consensus expectations of 6.6%. The People’s Bank of China responded to the apparent slowdown by cutting its reserve requirement ratio further and the government announced a RMB435 billion (approximately US$63 billion) personal income tax in an effort to cushion the slowing economy. Elsewhere, Brazilian assets rallied sharply following the perceived market-friendly presidential election victory for the far-right former army captain, Jair Bolsanaro, in October 2018. We believe that the performance of the Brazilian market will now depend on Bolsanaro’s ability to implement change, with pension reform and ongoing fiscal discipline deemed critical to medium-term fiscal sustainability in Brazil.

1	The peripheral European markets include Greece, Spain, Italy, Ireland, Portugal, Poland, Hungary, Romania, Bulgaria, Turkey, Slovenia, Croatia, Estonia, Latvia, Lithuania and Albania.
2	The natural rate is the rate at which real GDP is growing at its historical trend rate, and inflation is stable.
3	Central banks’ forward guidance communicates the direction of their future monetary policy. Banks use forward guidance to seek to calm uncertainty in financial markets.
4	A custom union comprises an agreement between two or more (usually neighboring) countries to remove trade barriers, and reduce or eliminate customs duty on mutual trade.

18	Annual Report 2018

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (continued)

Interest-rate strategies contributed positively to Fund performance for the reporting period, as our U.S. front-end duration5 short positons performed well in an environment of continued robust domestic data and hawkish Fed rhetoric. The Fund’s short position in Italy also bolstered performance as uncertainties associated with the Italian government’s fiscal plans, and whether it would be in breach of the EU budgetary framework, pushed yields higher and spreads wider. Inflation strategies detracted from performance as both UK and European inflation was stronger than anticipated.

Active currency management enhanced Fund performance for the reporting period, predominantly driven by an overweight to the U.S. dollar – particularly against the South African rand and the Polish zloty – as divergent growth rates between the U.S. and the remainder of the world and expectations of higher Fed policy rates supported the currency. An overweight allocation to the Japanese yen versus the Australian dollar further benefited Fund performance as weak economic data domestically and in China, a significant importer of Australian goods, hurt the Australian currency, while a ”flight to safety” bid supported the yen. Fund performance also was hampered by an overweight bias to the Swedish Krona, which declined over the period on disappointing domestic economic data and dovish communication from the Riksbank, Sweden’s central bank.

The Fund’s holdings in the credit sector had a positive impact on performance for the reporting period. Within the financial sector, positions in short-dated, subordinated insurance and banking credits contributed to Fund performance. However, despite posting strong third-quarter 2018 results, Intesa Sanpaolo’s bonds recorded relatively weak performance in line with the negative investor sentiment surrounding the Italian budget negotiations. The Fund’s holding in Aviva PLC weighed on performance as the UK-based life insurance company was hindered by the uncertainty surrounding the Brexit situation.

The Fund’s positions in the industrials, energy and consumer non-cyclicals sectors contributed to performance during the reporting period. More recently, however, U.S. automakers, such as Fund holding Ford Motor Co., have been impeded by a combination of slowing Chinese car sales, trade risks and the changeover to a new emissions testing regime in Europe. Within the energy sector, the oil price had a positive impact on the valuations of the Fund’s energy/pipeline positions, including Continental Resources and Marathon Oil. Third-quarter 2018 earnings for these companies were strong, and we still view energy as an improving sector, given these companies’ lower cost basis and focus on deleveraging their balance sheets.

Regarding the use of derivatives in the Fund over the reporting period, we employed bond futures in a bid to achieve efficient portfolio management and to hedge interest-rate risk. We employed interest rate swaps6 in an effort to efficiently gain or hedge interest-rate risk. We also used credit default swaps7 as part of the Fund’s hedging strategy to reduce the Fund’s exposure to the performance of the credit market. Finally, we employed foreign exchange forwards8 as a hedging strategy to manage currency exposure. The derivatives positions contributed approximately 5.5% to the Fund’s absolute return for the reporting period.

While the U.S. remains an economy with a relatively strong structural growth rate, we think that the pace of growth may decelerate as we enter 2019. In our view, rising interest rates, higher costs for businesses, and an amount of fiscal stimulus that is no longer growing, all point to growth falling back towards trend – although we believe that the U.S. will remain the strongest of the major global economies. Nevertheless, we think the Fed is taking a more pragmatic approach to monetary policy normalization. We also believe that, as the central bank is conscious of the inflationary pressures growing when the unemployment rate approaches its cyclical bottom, it will keep raising interest rates until major cracks appear in U.S. markets.

There recently have been several relatively disappointing economic data reports in Europe, and we think that there likely will be a period of stabilization in growth, albeit at a weak level. Italy has been considerably underperforming the overall European fixed income market, just as the government seeks to secure concessions from the European Commission. In our opinion, this divergence in performance always has been – and remains – the “Achilles heel” of the European market.

While we believe that variations in global economic growth rates continue to support policy divergence, we think that a downward convergence in growth will alter the macroeconomic backdrop as we move into 2019.

We continue to see the global economic environment as being unsupportive for risk assets, as Fed monetary policy tightens and global central banks continue to remove liquidity from the markets. We think that quantitative tightening and Fed policy normalization will remain dominant market drivers into the end of 2018, and their impact may be compounded by a global growth slowdown.

As the global markets recently have encountered a significant correction, we believe that this volatility affords us tactical opportunities to hold risk in an environment where our strategic view is more cautious. Our medium-term views remain negative on emerging markets, relatively neutral on the credit sector, and positive on global interest rates.

5	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
6	An interest rate swap is an agreement between two parties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
7	A credit default swap is a contract that transfers the credit exposure of fixed-income products between two or more parties.
8	A foreign exchange forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

2018 Annual Report	19

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, currency exchange rates, and political and economic risks. Fluctuation in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. The foregoing risks are enhanced in emerging market countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Please read the prospectus for more detailed information regarding these and other risks.

20	Annual Report 2018

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	2.10%		1.11%	3.68%
	w/SC2	(2.20%	)	0.24%	3.23%
Class C	w/o SC	1.35%		0.39%	2.92%
	w/SC3	0.35%		0.39%	2.92%
Institutional Service Class[4,5]	w/o SC	2.29%		1.25%	3.83%
Institutional Class[4,6]	w/o SC	2.47%		1.39%	3.96%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategies effective August 15, 2016. Performance information for periods prior to August 15, 2016 does not reflect the current investment strategy. Returns presented for the Fund prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The investment objective and strategies of the Fund, prior to the changes noted above, and those of the Predecessor Fund were substantially similar. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.
6	Returns before the first offering of the Institutional Class shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns would only differ to the extent of the differences in expenses between the two classes.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Unconstrained Fixed Income Fund, the ICE Bank of America Merrill Lynch 3-Month U.S. Treasury Note Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	21

Aberdeen Global Unconstrained Fixed Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Corporate Bonds	78.9%
Short-Term Investment	6.2%
U.S. Treasuries	5.1%
Commercial Mortgage-Backed Securities	1.9%
Government Agencies	1.2%
Government Bonds	1.2%
Residential Mortgage-Backed Securities	–%
Other Assets in Excess of Liabilities	5.5%
100.0%

Amounts listed as “–” are 0% or round to 0%.

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2018, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	20.7%
Media	6.0%
Diversified Telecommunication Services	5.0%
Pharmaceutical	5.1%
Oil, Gas & Consumable Fuels	5.0%
Insurance	4.1%
Energy Equipment & Services	4.1%
Auto Manufacturers	3.8%
Electric Utilities	3.3%
Food Products	3.2%
Other	39.7%
100.0%

Top Holdings*
U.S. Treasury Note 01/31/2019	5.1%
CSC Holdings LLC 10/15/2025	1.4%
SELP Finance Sarl 10/25/2023	1.4%
ICICI Bank Ltd., REGS 11/16/2020	1.2%
Ford Motor Credit Co. LLC 02/01/2021	1.2%
Pertamina Persero PT 05/23/2021	1.2%
UBS Group Funding Switzerland AG 02/19/2020	1.2%
Shimao Property Holdings Ltd. 02/10/2022	1.2%
Marfrig Holdings Europe BV 06/24/2019	1.2%
Friends Life Holdings PLC 11/08/2018	1.2%
Other	83.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	49.2%
United Kingdom	8.7%
Germany	4.9%
Luxembourg	4.0%
Switzerland	3.7%
France	3.6%
Italy	2.6%
India	2.4%
China	2.2%
Mexico	2.0%
Other	16.7%
100.0%

22	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
COMMERCIAL MORTGAGE-BACKED SECURITIES (1.9%)
UNITED STATES (1.9%)
JP Morgan Mortgage Trust 2018-6, Series 2018-6, Class 1A3 (USD), 3.50%, 12/25/2048 (a)(b)	$86,745	$84,980
JP Morgan Mortgage Trust 2018-9, Series 2018-9, Class A3 (USD), 4.00%, 02/25/2049 (a)(b)	24,871	24,538
Sequoia Mortgage Trust, Series 2018-6, Class A4 (USD), 4.00%, 07/25/2048 (a)(b)	94,498	94,630
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.39%, 01/05/2043 (a)(b)	138,000	108,812
		312,960
Total Commercial Mortgage-Backed Securities		312,960
RESIDENTIAL MORTGAGE-BACKED SECURITIES (0.0%)
UNITED STATES (0.0%)
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 4.11%, 12/26/2037 (a)(b)	295	294
JP Morgan Resecuritization Trust, Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	1,068	1,066
		1,360
Total Residential Mortgage-Backed Securities		1,360
CORPORATE BONDS (78.9%)
ARGENTINA (0.2%)
Media (0.2%)
Cablevision SA (USD), 6.50%, 06/15/2021 (a)	30,000	29,325
AUSTRALIA (0.7%)
Metals & Mining (0.7%)
BHP Billiton Finance Ltd. (EUR), (fixed rate to 04/22/2076, variable rate thereafter), 4.75% (a)	100,000	123,029
BRAZIL (1.2%)
Food Products (1.2%)
Marfrig Holdings Europe BV (USD), 6.88%, 06/24/2019 (a)	200,000	202,500
CANADA (0.8%)
Oil, Gas & Consumable Fuels (0.8%)
Cenovus Energy, Inc. (USD), 3.00%, 08/15/2022	137,000	130,905
CHINA (2.2%)
Chemicals (1.0%)
CNAC HK Finbridge Co. Ltd. (EUR), 1.75%, 06/14/2022 (a)	150,000	168,962
Real Estate (1.2%)
Shimao Property Holdings Ltd. (USD), 8.38%, 02/10/2022 (a)	200,000	202,779
		371,741
FINLAND (1.2%)
Commercial Banks (1.2%)
Nordea Bank AB (USD), (fixed rate to 09/23/2019, variable rate thereafter), 5.50% (a)(c)	200,000	198,000
FRANCE (3.6%)
Auto Manufacturers (0.2%)
RCI Banque SA (EUR), 0.75%, 09/26/2022 (a)	$30,000	$33,611
Commercial Banks (1.5%)
Credit Agricole SA (GBP), (fixed rate to 10/26/2019, variable rate thereafter), 8.13% (a)(c)	50,000	67,141
Societe Generale SA (EUR), (fixed rate to 09/04/2019, variable rate thereafter), 9.38% (a)(c)	150,000	182,040
		249,181
Insurance (1.2%)
AXA SA (GBP), (fixed rate to 10/16/2019, variable rate thereafter), 6.77% (c)	50,000	65,584
CNP Assurances (GBP), (fixed rate to 09/30/2041, variable rate thereafter), 7.38% (a)	100,000	141,241
		206,825
Oil, Gas & Consumable Fuels (0.7%)
TOTAL SA (EUR), (fixed rate to 02/26/2021, variable rate thereafter), 2.25% (a)(c)	100,000	115,700
		605,317
GERMANY (4.9%)
Auto Manufacturers (0.3%)
Volkswagen International Finance (EUR), (fixed rate to 09/04/2023, variable rate thereafter), 5.13% (a)(c)	40,000	48,987
Commercial Banks (1.0%)
Deutsche Bank AG
(USD), 4.25%, 10/14/2021	50,000	49,590
(GBP), 1.75%, 12/16/2021 (a)	100,000	124,232
		173,822
Diversified Telecommunication Services (1.0%)
Deutsche Telekom International Finance BV (USD), 2.82%, 01/19/2022 (a)	170,000	165,169
Media (0.7%)
Unitymedia Hessen GmbH & Co. KG / Unitymedia NRW GmbH (EUR), 4.00%, 01/15/2025 (a)	100,000	118,758
Pharmaceutical (1.2%)
Bayer US Finance II LLC (USD), 3.88%, 12/15/2023 (a)	200,000	196,954
Real Estate (0.7%)
Vonovia Finance BV (EUR), (fixed rate to 12/17/2021, variable rate thereafter), 4.00% (a)(c)	100,000	119,194
		822,884
ICELAND (0.7%)
Commercial Banks (0.7%)
Arion Banki HF (EUR), 1.00%, 03/20/2023 (a)	100,000	110,609
INDIA (2.4%)
Commercial Banks (1.2%)
ICICI Bank Ltd., REGS (USD), 5.75%, 11/16/2020 (a)	200,000	206,512

See accompanying Notes to Financial Statements.

2018 Annual Report	23

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Sovereign Agency (1.2%)
Export-Import Bank of India (USD), 2.75%, 04/01/2020 (a)	$200,000	$197,325
		403,837
ISRAEL (0.7%)
Pharmaceutical (0.7%)
Teva Pharmaceutical Finance Netherlands II BV, REGS (EUR), 0.38%, 07/25/2020 (a)	100,000	111,397
ITALY (2.6%)
Commercial Banks (1.8%)
Intesa Sanpaolo SpA
(EUR), (fixed rate to 10/14/2019, variable rate thereafter), 8.38% (a)(c)	50,000	59,546
(USD), 6.50%, 02/24/2021 (a)	120,000	122,724
UniCredit SpA (EUR), (fixed rate to 01/03/2027, variable rate thereafter), 4.38% (a)	100,000	112,129
		294,399
Diversified Telecommunication Services (0.8%)
Telecom Italia SpA (GBP), 6.38%, 06/24/2019 (a)	100,000	131,046
		425,445
LUXEMBOURG (4.0%)
Iron/Steel (0.7%)
ArcelorMittal (EUR), 3.13%, 01/14/2022 (a)	100,000	119,338
Media (1.1%)
Altice Luxembourg SA (USD), 7.75%, 05/15/2022 (a)	200,000	186,250
Oil, Gas & Consumable Fuels (0.9%)
DEA Finance SA (EUR), 7.50%, 10/15/2022 (a)	120,000	144,087
Real Estate Investment Trust (REIT) (1.3%)
SELP Finance Sarl (EUR), 1.25%, 10/25/2023 (a)	200,000	224,987
		674,662
MEXICO (2.0%)
Chemicals (1.2%)
Mexichem SAB de CV, REGS (USD), 4.88%, 09/19/2022 (a)	200,000	198,974
Oil, Gas & Consumable Fuels (0.8%)
Petroleos Mexicanos (EUR), 2.50%, 08/21/2021 (a)	110,000	125,455
		324,429
NETHERLANDS (1.3%)
Commercial Banks (1.3%)
Cooperatieve Rabobank UA
(USD), (fixed rate to 06/30/2019, variable rate thereafter), 11.00% (a)(c)	140,000	146,440
(AUD), 4.25%, 10/13/2021 (a)	100,000	73,613
		220,053
RUSSIA (0.6%)
Oil, Gas & Consumable Fuels (0.6%)
Lukoil International Finance BV, REGS (USD), 7.25%, 11/05/2019 (a)	100,000	103,281
SPAIN (0.7%)
Diversified Telecommunication Services (0.7%)
Telefonica Europe BV, Series NC5 (EUR), (fixed rate to 12/04/2023, variable rate thereafter), 3.00% (a)(c)	100,000	108,593
SWEDEN (0.7%)
Auto Manufacturers (0.7%)
Volvo Treasury AB (EUR), (fixed rate to 06/10/2075, variable rate thereafter), 4.20% (a)	100,000	117,843
SWITZERLAND (3.7%)
Commercial Banks (2.4%)
UBS AG (USD), 2.45%, 12/01/2020 (a)	200,000	195,645
UBS Group Funding Switzerland AG (USD), (fixed rate to 02/19/2020, variable rate thereafter), 7.13% (a)(c)	200,000	203,468
		399,113
Insurance (0.5%)
Zurich Finance UK PLC (GBP), (fixed rate to 10/02/2022, variable rate thereafter), 6.63% (c)	57,000	80,042
Metals & Mining (0.8%)
Glencore Canada Financial Corp. (GBP), 7.38%, 05/27/2020 (a)	100,000	138,446
		617,601
UNITED KINGDOM (8.7%)
Commercial Banks (4.9%)
Barclays PLC (EUR), (fixed rate to 11/11/2025, variable rate thereafter), 2.63% (a)	100,000	114,643
CYBG PLC (GBP), (fixed rate to 02/09/2026, variable rate thereafter), 5.00% (a)	100,000	130,363
HBOS Capital Funding LP (GBP), (fixed rate to 11/30/2018, variable rate thereafter), 6.46% (a)(c)	50,000	64,144
HSBC Holdings PLC
(USD), (fixed rate to 03/13/2023, variable rate thereafter), 3.26%	200,000	195,366
(GBP), (fixed rate to 06/27/2023, variable rate thereafter), 2.18%	100,000	127,077
National Westminster Bank PLC (GBP), 6.50%, 09/07/2021	80,000	113,782
Royal Bank of Scotland Group PLC (USD), 6.10%, 06/10/2023	70,000	72,098
		817,473
Diversified Telecommunication Services (0.3%)
Vodafone Group PLC (USD), 2.50%, 09/26/2022	63,000	59,908
Electric Utilities (0.8%)
SSE PLC (GBP), (fixed rate to 09/10/2020, variable rate thereafter), 3.88% (a)(c)	100,000	128,475

See accompanying Notes to Financial Statements.

24	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Insurance (2.0%)
Aviva PLC (GBP), (fixed rate to 11/21/2019, variable rate thereafter), 6.88% (c)	$40,000	$52,508
Friends Life Holdings PLC (USD), (fixed rate to 11/08/2018, variable rate thereafter), 7.88% (a)(c)	200,000	200,131
Legal & General Group PLC (GBP), (fixed rate to 07/23/2041, variable rate thereafter), 10.00% (a)	50,000	76,148
		328,787
Paper & Forest Products (0.7%)
Mondi Finance PLC, REGS (EUR), 3.38%, 09/28/2020 (a)	100,000	120,230
		1,454,873
UNITED STATES (36.0%)
Advertising (0.3%)
Interpublic Group of Cos., Inc. (USD), 3.50%, 10/01/2020	51,000	50,944
Aerospace & Defense (0.3%)
United Technologies Corp., FRN (USD), 2.97%, 08/16/2021 (b)	48,000	48,052
Auto Manufacturers (2.6%)
Ford Motor Credit Co. LLC (USD), 5.75%, 02/01/2021	200,000	205,245
General Motors Financial Co., Inc., 3M USD LIBOR + 0.540% (USD), 2.88%, 11/06/2020 (b)	154,000	153,521
General Motors Financial of Canada Ltd. (CAD), 3.00%, 02/26/2021	100,000	75,019
		433,785
Beverages (0.6%)
Keurig Dr Pepper, Inc. (USD), 4.06%, 05/25/2023 (a)	25,000	24,866
Molson Coors International LP, Series 2 (CAD), 2.75%, 09/18/2020	100,000	75,373
		100,239
Chemicals (0.6%)
Blue Cube Spinco LLC (USD), 9.75%, 10/15/2023	70,000	77,875
International Flavors & Fragrances, Inc. (USD), 3.40%, 09/25/2020	15,000	14,994
		92,869
COMMERCIAL BANKS (4.7%)
Bank of America Corp. (USD), 3M USD LIBOR + 1.180%, 3.65%, 10/21/2022 (b)	120,000	121,848
Citigroup, Inc., Series MPLE (CAD), 3.39%, 11/18/2021	100,000	76,186
JPMorgan Chase & Co.
Series V (USD), (fixed rate to 07/01/2019, variable rate thereafter), 5.00% (c)	170,000	170,000
(USD), (fixed rate to 04/25/2023, variable rate thereafter), 2.78%	160,000	154,826
Morgan Stanley
(USD), 3M USD LIBOR + 1.400%, 3.89%, 10/24/2023 (b)	150,000	152,740
(EUR), (fixed rate to 10/23/2026, variable rate thereafter), 1.34%	100,000	110,592
		786,192
Computers & Peripherals (1.7%)
Dell International LLC / EMC Corp. (USD), 3.48%, 06/01/2019 (a)	280,000	280,351
Diversified Telecommunication Services (2.2%)
AT&T, Inc.
(USD), 3.20%, 03/01/2022	100,000	98,250
(EUR), 0.53%, 09/05/2023 (a)(b)	100,000	115,614
Verizon Communications, Inc. (USD), 3M USD LIBOR + 1.000%, 3.33%, 03/16/2022 (b)	159,000	161,552
		375,416
Electric Utilities (2.5%)
Dominion Energy, Inc. (USD), 2.96%, 07/01/2019 (d)	155,000	154,346
DTE Energy Co., Series D (USD), 3.70%, 08/01/2023	75,000	74,455
Exelon Corp. (USD), 3.50%, 06/01/2022	69,000	67,292
Mississippi Power Co. (USD), 3.03%, 03/27/2020 (b)	89,000	89,009
Sempra Energy (USD), 2.40%, 02/01/2020	41,000	40,504
		425,606
Energy Equipment & Services (4.1%)
Energy Transfer LP (USD), 7.50%, 10/15/2020	50,000	52,937
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	51,704
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	152,000	151,429
MPLX LP
(USD), 3.38%, 03/15/2023	100,000	97,454
(USD), 4.50%, 07/15/2023	55,000	55,825
Plains All American Pipeline LP / PAA Finance Corp. (USD), 3.65%, 06/01/2022	150,000	147,015
Sabine Pass Liquefaction LLC
(USD), 5.75%, 05/15/2024	100,000	105,904
(USD), 5.63%, 03/01/2025	25,000	26,099
		688,367
Food Products (2.0%)
Kraft Heinz Foods Co. (USD), 2.91%, 02/10/2021 (b)	140,000	140,257
Nestle Holdings, Inc. (USD), 3.35%, 09/24/2023 (a)	195,000	193,689
		333,946
Healthcare Providers & Services (0.9%)
Centene Corp. (USD), 5.63%, 02/15/2021	70,000	71,050
HCA, Inc. (USD), 5.25%, 04/15/2025	50,000	51,062
Tenet Healthcare Corp. (USD), 4.38%, 10/01/2021	35,000	34,563
		156,675
Home Builders (0.5%)
Lennar Corp. (USD), 4.75%, 04/01/2021	80,000	80,200

See accompanying Notes to Financial Statements.

2018 Annual Report	25

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Insurance (0.4%)
American International Group, Inc. (USD), 4.13%, 02/15/2024	$50,000	$49,802
AXA Equitable Holdings, Inc. (USD), 3.90%, 04/20/2023 (a)	24,000	23,724
		73,526
Lodging (0.2%)
MGM Resorts International (USD), 6.63%, 12/15/2021	30,000	31,416
Media (4.0%)
CCO Holdings LLC / CCO Holdings Capital Corp. (USD), 5.13%, 02/15/2023	90,000	89,550
Charter Communications Operating LLC / Charter Communications Operating Capital (USD), 4.46%, 07/23/2022	150,000	151,758
Comcast Corp. (USD), 3.70%, 04/15/2024	48,000	47,806
CSC Holdings LLC (USD), 10.88%, 10/15/2025 (a)	200,000	230,750
Walt Disney Co. (The)
Series MPLE (CAD), 2.76%, 10/07/2024	170,000	124,694
(USD), 7.55%, 07/15/2093	25,000	29,308
		673,866
Oil & Gas Services (0.6%)
Halliburton Co. (USD), 3.50%, 08/01/2023	98,000	96,462
Oil, Gas & Consumable Fuels (1.2%)
Anadarko Petroleum Corp. (USD), 4.85%, 03/15/2021	70,000	71,516
Continental Resources, Inc.
(USD), 5.00%, 09/15/2022	100,000	100,983
(USD), 4.50%, 04/15/2023	30,000	30,053
		202,552
Packaging & Containers (0.2%)
Ball Corp. (USD), 5.00%, 03/15/2022	28,000	28,420
Pharmaceutical (3.2%)
CVS Health Corp.
(USD), 3.05%, 03/09/2021 (b)	128,000	128,681
(USD), 3.50%, 07/20/2022	43,000	42,520
Express Scripts Holding Co.
(USD), 2.25%, 06/15/2019	70,000	69,742
(USD), 3.06%, 11/30/2020 (b)	150,000	150,039
Shire Acquisitions Investments Ireland DAC (USD), 1.90%, 09/23/2019	140,000	138,269
		529,251
Real Estate Investment Trust (REIT) (0.7%)
Crown Castle International Corp. (USD), 2.25%, 09/01/2021	47,000	45,076
Welltower, Inc. (USD), 3.75%, 03/15/2023	65,000	64,269
		109,345
Retail (1.0%)
Dollar Tree, Inc. (USD), 3.70%, 05/15/2023	48,000	46,782
Walmart, Inc. (USD), 3.40%, 06/26/2023	115,000	114,612
		161,394
Semiconductors (0.6%)
Texas Instruments, Inc. (USD), 2.63%, 05/15/2024	106,000	100,852
Transportation (0.9%)
Penske Truck Leasing Co. LP / PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	150,000	147,493
		6,007,219
Total Corporate Bonds		13,163,543
GOVERNMENT BONDS (1.2%)
SWEDEN (1.2%)
Svensk Exportkredit AB (USD), (fixed rate to 11/14/2023, variable rate thereafter), 2.88% (a)	200,000	199,940
Total Government Bonds		199,940
GOVERNMENT AGENCIES (1.2%)
INDONESIA (1.2%)
Pertamina Persero PT (USD), 5.25%, 05/23/2021 (a)	200,000	204,956
Total Government Agencies		204,956
U.S. TREASURIES (5.1%)
U.S. Treasury Note (USD), 1.50%, 01/31/2019	850,000	848,289
Total U.S. Treasuries		848,289
SHORT-TERM INVESTMENT (6.2%)
UNITED STATES (6.2%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (e)	1,032,167	1,032,167
Total Short-Term Investment		1,032,167
Total Investments (Cost $16,077,691) (f)—94.5%		15,763,215

Other Assets in Excess of Liabilities—5.5%		922,891
Net Assets—100.0%		$16,686,106

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(d)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(e)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

26	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
EUR	Euro Currency
GBP	British Pound Sterling
JPY	Japanese Yen
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLC	Public Limited Company
PLN	Polish Zloty
SEK	Swedish Krona
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2018, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
SHORT CONTRACT POSITIONS
Australian 3 Year Bond	(2)	12/17/2018	$(157,888)	$(157,827)	$61
Canadian Government Bond-10 year	(1)	12/18/2018	(102,106)	(100,384)	1,722
Euro Bobl Futures	(7)	12/06/2018	(1,041,891)	(1,042,129)	(238)
Euro BTP Futures	(4)	12/06/2018	(552,366)	(551,102)	1,264
Euro Bund Futures	(6)	12/06/2018	(1,077,536)	(1,089,111)	(11,575)
Euro Schatz Futures	(1)	12/06/2018	(126,642)	(126,829)	(187)
Japan Government 10 Year Bond Mini Futures	(5)	12/12/2018	(665,742)	(667,036)	(1,294)
Long Gilt Futures	(3)	12/27/2018	(469,624)	(469,394)	230
United States Treasury Note 6%-Long Bond	(1)	12/19/2018	(143,614)	(138,125)	5,489
United States Treasury Note 6%-10 year	(14)	12/19/2018	(1,676,014)	(1,658,125)	17,889
United States Treasury Note 6%-2 year	(8)	12/31/2018	(1,686,604)	(1,685,250)	1,354
United States Treasury Note 6%-5 year	(47)	12/31/2018	(5,315,100)	(5,281,992)	33,108
					$47,823

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar 11/27/2018	Barclays Bank	AUD	17,000	USD	12,504	$12,042	$(462)
11/27/2018	Deutsche Bank	AUD	126,000	USD	91,639	89,249	(2,390)
11/27/2018	JPMorgan Chase	AUD	42,000	USD	30,615	29,750	(865)
11/27/2018	Morgan Stanley	AUD	212,000	USD	153,071	150,165	(2,906)
11/27/2018	Royal Bank of Canada	AUD	189,000	USD	134,499	133,874	(625)
Brazilian Real/United States Dollar 11/27/2018	Citibank	BRL	265,000	USD	65,822	71,055	5,233
11/27/2018	UBS	BRL	306,000	USD	73,638	82,049	8,411
British Pound/United States Dollar 11/27/2018	Morgan Stanley	GBP	12,000	USD	15,651	15,355	(296)
11/27/2018	UBS	GBP	108,000	USD	137,901	138,191	290
01/10/2019	UBS	GBP	10,000	USD	13,201	12,829	(372)
01/15/2019	Royal Bank of Canada	GBP	9,000	USD	11,903	11,549	(354)
Canadian Dollar/United States Dollar 11/27/2018	Deutsche Bank	CAD	14,000	USD	10,652	10,639	(13)
11/27/2018	UBS	CAD	15,000	USD	11,577	11,399	(178)

See accompanying Notes to Financial Statements.

2018 Annual Report	27

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Crech Koruna/United States Dollar 11/27/2018	Citibank	CZK	6,722,000	USD	298,472	$293,714	$(4,758)
Euro/United States Dollar 11/27/2018	Barclays Bank	EUR	147,000	USD	167,288	166,819	(469)
11/27/2018	Deutsche Bank	EUR	132,000	USD	154,892	149,797	(5,095)
11/27/2018	Morgan Stanley	EUR	41,000	USD	47,633	46,528	(1,105)
11/27/2018	UBS	EUR	32,000	USD	37,199	36,314	(885)
01/09/2019	Deutsche Bank	EUR	10,000	USD	11,574	11,399	(175)
01/10/2019	JPMorgan Chase	EUR	9,000	USD	10,314	10,260	(54)
01/16/2019	UBS	EUR	16,000	USD	18,676	18,249	(427)
Japanese Yen/United States Dollar 11/27/2018	Deutsche Bank	JPY	33,359,000	USD	303,192	296,165	(7,027)
New Zealand Dollar/United States Dollar 11/27/2018	Barclays Bank	NZD	366,000	USD	245,133	238,887	(6,246)
11/27/2018	Citibank	NZD	568,000	USD	374,195	370,732	(3,463)
11/27/2018	Deutsche Bank	NZD	50,000	USD	32,537	32,635	98
11/27/2018	Morgan Stanley	NZD	17,000	USD	11,244	11,096	(148)
South African Rand/United States Dollar 11/27/2018	Barclays Bank	ZAR	3,152,000	USD	208,904	213,027	4,123
Swedish Krona/United States Dollar 11/27/2018	Morgan Stanley	SEK	2,104,000	USD	230,596	230,388	(208)
11/27/2018	UBS	SEK	69,000	USD	7,741	7,555	(186)
Swiss Franc/United States Dollar 11/27/2018	UBS	CHF	296,000	USD	300,818	294,547	(6,271)
						$3,196,258	$(26,823)

*	Certain contracts with different trade dates and like characteristics have been shown net.

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 11/27/2018	Barclays Bank	USD	181,312	AUD	252,000	$178,499	$2,813
11/27/2018	Deutsche Bank	USD	332,998	AUD	463,000	327,956	5,042
11/27/2018	JPMorgan Chase	USD	16,316	AUD	23,000	16,292	24
11/27/2018	Morgan Stanley	USD	334,617	AUD	460,000	325,831	8,786
11/27/2018	Royal Bank of Canada	USD	21,118	AUD	29,000	20,541	577
01/10/2019	Deutsche Bank	USD	77,102	AUD	109,000	77,248	(146)
United States Dollar/Brazilian Real 11/27/2018	Citibank	USD	145,924	BRL	571,000	153,104	(7,180)
11/27/2018	UBS	USD	232,090	BRL	936,000	250,973	(18,883)
United States Dollar/British Pound 11/27/2018	Deutsche Bank	USD	24,973	GBP	19,000	24,311	662
01/10/2019	Barclays Bank	USD	1,678,340	GBP	1,281,000	1,643,432	34,908
United States Dollar/Canadian Dollar 11/27/2018	Citibank	USD	16,002	CAD	21,000	15,959	43
11/27/2018	Morgan Stanley	USD	12,489	CAD	16,000	12,159	330
11/27/2018	UBS	USD	308,383	CAD	404,000	307,020	1,363
01/10/2019	UBS	USD	368,181	CAD	475,000	361,366	6,815

See accompanying Notes to Financial Statements.

28	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Euro 11/27/2018	Deutsche Bank	USD	167,002	EUR	144,000	$163,415	$3,587
11/27/2018	JPMorgan Chase	USD	41,690	EUR	36,000	40,854	836
11/27/2018	Morgan Stanley	USD	969,311	EUR	845,000	958,927	10,384
11/27/2018	Royal Bank of Canada	USD	246,739	EUR	214,000	242,852	3,887
11/27/2018	UBS	USD	34,470	EUR	30,000	34,045	425
01/10/2019	UBS	USD	2,881,910	EUR	2,487,000	2,835,158	46,752
United States Dollar/New Zealand Dollar 11/27/2018	Deutsche Bank	USD	82,699	NZD	127,000	82,893	(194)
United States Dollar/Polish Zloty 11/27/2018	Citibank	USD	520,995	PLN	1,969,000	513,382	7,613
United States Dollar/South African Rand 11/27/2018	Barclays Bank	USD	76,601	ZAR	1,109,000	74,952	1,649
11/27/2018	JPMorgan Chase	USD	242,768	ZAR	3,538,000	239,115	3,653
11/27/2018	Morgan Stanley	USD	67,196	ZAR	985,000	66,571	625
						$8,966,855	$114,371

*	Certain contracts with different trade dates and like characteristics have been shown net.

At October 31, 2018, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase / Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/Japanese Yen 11/27/2018	Deutsche Bank	AUD	329,000	JPY	26,752,912	239,635	$235,159	$(4,476)
11/27/2018	Royal Bank of Canada	AUD	356,000	JPY	28,301,038	251,959	252,864	905
Australian Dollar/New Zealand Dollar 11/27/2018	Royal Bank of Canada	AUD	234,000	NZD	252,518	165,871	166,802	931
British Pound/Japanese Yen 11/27/2018	Morgan Stanley	GBP	130,000	JPY	19,267,006	171,041	166,328	(4,713)
Canadian Dollar / Swiss Franc 11/27/2018	Royal Bank of Canada	CAD	400,049	CHF	296,000	307,147	316,617	9,470
Euro/Japanese Yen 11/27/2018	Deutsche Bank	EUR	101,000	JPY	12,737,958	115,054	116,582	1,528
Euro/New Zealand Dollar 11/27/2018	Deutsche Bank	EUR	145,000	NZD	252,947	166,692	166,144	(548)
Japanese Yen/Australian Dollar 11/27/2018	Deutsche Bank	JPY	46,147,474	AUD	566,000	407,805	416,594	8,789
Japanese Yen/British Pound 11/27/2018	Royal Bank of Canada	JPY	18,082,143	GBP	123,000	160,680	163,831	3,151
Japanese Yen/Euro 11/27/2018	Deutsche Bank	JPY	12,950,000	EUR	100,496	116,435	117,362	927
New Zealand Dollar/Euro 11/27/2018	Royal Bank of Canada	NZD	$124,000	EUR	69,505	81,635	83,694	2,059
Norwegian Krone/Canadian Dollar 11/27/2018	Morgan Stanley	NOK	1,412,505	CAD	220,000	168,057	168,601	544
11/27/2018	Deutsche Bank	NOK	1,964,000	CAD	309,096	234,421	232,746	(1,675)

See accompanying Notes to Financial Statements.

2018 Annual Report	29

Statement of Investments (continued)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

Purchase / Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Norwegian Krone/Israeli Shekel 11/27/2018	UBS	NOK	1,328,000	ILS	580,236	162,916	$164,315	$1,399
Polish Zloty/Crech Koruna 11/27/2018	UBS	PLN	1,131,847	CZK	6,720,000	294,940	296,422	1,482
Polish Zloty/Swedish Krona 11/27/2018	JPMorgan Chase	PLN	582,934	SEK	1,420,000	156,890	153,390	(3,500)
11/27/2018	Deutsche Bank	PLN	580,974	SEK	1,410,000	156,038	153,122	(2,916)
Swedish Krona/Polish Zloty 11/27/2018	Deutsche Bank	SEK	704,000	PLN	288,686	77,263	79,081	1,818
							$3,449,654	$15,175
Unrealized appreciation on forward foreign currency exchange contracts								191,932
Unrealized depreciation on forward foreign currency exchange contracts								(89,209)

At October 31, 2018, the Fund held the following over-the-counter credit default swaps:

Expiration Date	Notional Amount	Counterparty/Reference Entity	Fixed Rate	Frequency of Payments Made	Implied Credit Spread*	Premiums Paid (Received)	Value	Unrealized Depreciation
Buy Protection:
06/20/2022	400,000	Barclays Bank/Vodafone Group PLC, 5%, 6/4/18	Equal to 1.00%	Quarterly	0.84%	$(2,673)	$(7,989)	$(5,316)
Sell Protection:
06/20/2022	200,000	Barclays Bank/Virgin Media Finance PLC, 7%, 4/15/23	Equal to 5.00%	Quarterly	2.05%	$30,823	$30,545	$(278)

At October 31, 2018, the Fund held the following centrally cleared credit default swaps:

Expiration Date	Notional Amount	Credit Index	Fixed Rate	Frequency of Payments Made	Implied Credit Spread*	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
Buy Protection:
06/20/2023	3,850,000	iTRAXX-Crossover 5-year	Equal to 1.00%	Quarterly	1.06%	$(67,112)	$(66,144)	$968
06/20/2023	300,000	iTRAXX-Crossover 5-year	Equal to 5.00%	Quarterly	0.63%	(20,424)	(19,966)	458
12/20/2021	400,000	iTRAXX-Europe 5-year	Equal to 1.00%	Quarterly	0.39%	(5,355)	(9,492)	(4,137)
12/20/2021	900,000	iTRAXX-Crossover 5-year	Equal to 5.00%	Quarterly	1.00%	(92,775)	(90,324)	2,451
						$(185,666)	$(185,926)	$(260)

*	Implied credit spreads, represented in absolute terms, are utilized in determining the market value of credit default swap agreements on corporate issues or sovereign issues and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made prior to entering into the agreement. For credit default swaps with asset-backed securities or credit indices as the underlying assets, the quoted market prices and resulting market values serve as an indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

See accompanying Notes to Financial Statements.

30	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Global Unconstrained Fixed Income Fund

At October 31, 2018, the Fund’s centrally cleared interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Receive/Pay Floating Rate	Floating Rate Index	Fixed Rate	Frequency of Payments Made	Premiums Paid (Received)	Value	Unrealized Appreciation/ (Depreciation)
CAD	$5,040,000	01/03/2020	Pay	3-month BA CDOR	2.27%	Quarterly	$12,581	$13,285	$704
CAD	380,000	01/03/2020	Pay	3-month BA CDOR	2.27%	Quarterly	–	1,006	1,006
CAD	1,950,000	01/03/2020	Pay	3-month BA CDOR	2.27%	Quarterly	(673)	5,140	5,813
CAD	1,960,000	01/03/2020	Pay	3-month BA CDOR	2.27%	Quarterly	(676)	5,166	5,842
CAD	1,190,000	10/05/2023	Pay	3-month BA CDOR	2.84%	Quarterly	–	(2,041)	(2,041)
GBP	910,000	08/01/2023	Pay	6-month LIBOR BBA	1.38%	Quarterly	–	(2,122)	(2,122)
GBP	1,430,000	09/12/2023	Pay	6-month LIBOR BBA	1.38%	Semiannually	25	(1,263)	(1,288)
GBP	80,000	06/18/2028	Pay	6-month LIBOR BBA	1.56%	Semiannually	631	(116)	(747)
GBP	490,000	06/18/2028	Pay	6-month LIBOR BBA	1.56%	Semiannually	–	(713)	(713)
GBP	80,000	06/18/2028	Pay	6-month LIBOR BBA	1.56%	Semiannually	8	(119)	(127)
NZD	2,390,000	10/05/2023	Pay	3-month BBR FRA	2.59%	Quarterly	–	(20,702)	(20,702)
SEK	6,790,000	09/18/2028	Pay	3-month STIBOR	1.28%	Quarterly	–	(4,090)	(4,090)
USD	310,000	08/10/2022	Pay	3-month LIBOR BBA	1.90%	Quarterly	11,355	13,782	2,427
USD	1,150,000	08/10/2022	Pay	3-month LIBOR BBA	1.90%	Quarterly	42,123	51,125	9,002
USD	670,000	07/02/2023	Pay	3-month LIBOR BBA	2.74%	Quarterly	–	6,426	6,426
USD	810,000	09/19/2023	Pay	3-month LIBOR BBA	2.96%	Quarterly	–	5,566	5,566
USD	1,480,000	09/19/2023	Pay	3-month LIBOR BBA	3.02%	Quarterly	730	6,221	5,491
USD	1,480,000	09/19/2023	Pay	3-month LIBOR BBA	3.02%	Quarterly	–	6,195	6,195
USD	1,750,000	09/27/2023	Pay	3-month LIBOR BBA	3.10%	Quarterly	–	1,357	1,357
USD	1,140,000	10/15/2023	Pay	12-month CPI	2.26%	At maturity	–	(4,742)	(4,742)
USD	220,000	08/10/2027	Pay	3-month LIBOR BBA	2.24%	Quarterly	1,167	16,479	15,312
USD	1,190,000	08/10/2027	Pay	3-month LIBOR BBA	2.24%	Quarterly	–	89,129	89,129
USD	720,000	09/04/2028	Pay	3-month LIBOR BBA	2.93%	Quarterly	–	17,410	17,410
USD	40,000	08/10/2047	Pay	3-month LIBOR BBA	2.53%	Quarterly	3,508	5,901	2,393
USD	250,000	08/10/2047	Pay	3-month LIBOR BBA	2.53%	Quarterly	21,928	36,883	14,955
							$92,707	$245,163	$152,456
AUD	2,150,000	10/05/2023	Receive	6-month BBR BBSW	2.51%	Semiannually	$–	$6,019	$6,019
CAD	7,110,000	01/03/2020	Receive	3-month BA CDOR	2.27%	Quarterly	–	(18,740)	(18,740)
CAD	5,040,000	01/03/2020	Receive	3-month BA CDOR	2.27%	Quarterly	(1,603)	(13,284)	(11,681)
CAD	1,530,000	07/26/2020	Receive	3-month BA CDOR	2.59%	Quarterly	–	(2,574)	(2,574)
CAD	1,800,000	07/26/2020	Receive	3-month BA CDOR	2.59%	Quarterly	(1,037)	(3,029)	(1,992)
CAD	5,020,000	07/26/2020	Receive	3-month BA CDOR	2.59%	Quarterly	–	(8,385)	(8,385)
CAD	5,450,000	10/07/2020	Receive	3-month BA CDOR	2.89%	Quarterly	–	1,353	1,353
EUR	3,240,000	06/29/2022	Receive	12-month EONIA	0.20%	Annually	–	(3,332)	(3,332)
EUR	700,000	06/29/2022	Receive	12-month EONIA	0.20%	Annually	(933)	(719)	214
EUR	1,640,000	06/29/2022	Receive	12-month EONIA	0.20%	Annually	816	(1,686)	(2,502)
EUR	1,600,000	06/29/2022	Receive	12-month EONIA	0.20%	Annually	1,107	(1,646)	(2,753)
EUR	1,580,000	06/29/2022	Receive	12-month EONIA	0.20%	Quarterly	(3,502)	(1,625)	1,877
EUR	600,000	04/15/2027	Receive	12-month CPI	1.35%	Quarterly	1,283	(12,301)	(13,584)
EUR	650,000	09/18/2028	Receive	6-month EURIBOR	1.03%	Semiannually	–	6,711	6,711
GBP	6,260,000	09/12/2020	Receive	6-month LIBOR BBA	1.27%	Semiannually	–	2,621	2,621
GBP	950,000	07/15/2023	Receive	12-month UK RPI	3.35%	Quarterly	–	(14,813)	(14,813)
GBP	1,080,000	07/15/2023	Receive	12-month UK RPI	3.35%	Quarterly	–	(16,840)	(16,840)
GBP	180,000	08/01/2048	Receive	6-month LIBOR BBA	1.66%	Semiannually	–	(2,549)	(2,549)
PLN	13,210,000	06/11/2020	Receive	3-month WIBOR	2.01%	Quarterly	–	1,273	1,273
USD	3,840,000	09/19/2020	Receive	3-month LIBOR BBA	2.95%	Quarterly	1,299	(5,339)	(6,638)
USD	3,840,000	09/19/2020	Receive	3-month LIBOR BBA	2.95%	Quarterly	–	(5,272)	(5,272)
USD	4,200,000	09/27/2020	Receive	12-month FEDL	2.89%	Annually	300	(437)	(737)
USD	4,200,000	09/27/2020	Receive	12-month FEDL	2.89%	Annually	–	(437)	(437)
USD	310,000	08/10/2022	Receive	3-month LIBOR BBA	1.90%	Quarterly	(1,313)	(13,815)	(12,502)
USD	1,150,000	08/10/2022	Receive	3-month LIBOR BBA	1.90%	Quarterly	–	(51,208)	(51,208)
USD	1,350,000	09/04/2023	Receive	3-month LIBOR BBA	2.82%	Quarterly	–	(17,972)	(17,972)
USD	220,000	08/10/2027	Receive	3-month LIBOR BBA	2.24%	Quarterly	(12,002)	(16,461)	(4,459)
USD	1,190,000	08/10/2027	Receive	3-month LIBOR BBA	2.24%	Quarterly	(64,926)	(89,037)	(24,111)
USD	100,000	06/20/2028	Receive	3-month LIBOR BBA	2.87%	Quarterly	(3,900)	(2,118)	1,782
USD	730,000	06/20/2028	Receive	3-month LIBOR BBA	2.87%	Quarterly	–	(15,463)	(15,463)
USD	40,000	08/10/2047	Receive	3-month LIBOR BBA	2.53%	Quarterly	(250)	(5,904)	(5,654)
USD	250,000	08/10/2047	Receive	3-month LIBOR BBA	2.53%	Quarterly	–	(36,904)	(36,904)
							$(84,661)	$(343,913)	$(259,252)
							$8,046	$(98,750)	$(106,796)

See accompanying Notes to Financial Statements.

2018 Annual Report	31

Aberdeen High Yield Managed Duration Municipal Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine High Yield Managed Duration Fund (the “Predecessor Fund”) in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen High Yield Managed Duration Municipal Fund (Institutional Class shares net of fees) returned 1.67% for the 12-month period ended October 31, 2018, versus the respective -0.37% and 4.74% returns of its benchmarks, the Standard & Poor’s (S&P) Municipal Bond Short-Intermediate Index, and the Bloomberg Barclays High Yield Municipal Bond Index. For broader comparison, the average return of the Fund’s peer category of High Yield Municipal Debt Funds (comprising 62 funds), as measured by Lipper, Inc., was 1.59% for the period.

The U.S. Federal Reserve’s (Fed’s) actions remained a key driver of the municipal market performance during the reporting period, as the central bank raised its benchmark interest rate in four 25-basis point (bps) increments to a range of 2.00%-2.25%. Against this backdrop, the U.S. Treasury and the municipal market yield curves moved upward and flattened, with short- and intermediate-duration1 maturities underperforming the most. In turn, higher interest rates resulted in negative returns for the Bloomberg Barclays Municipal Bond Index,2 a broad municipal bond market benchmark, for six out of the twelve months within the reporting period. The municipal bond market outperformed its taxable bond counterpart over the reporting period, as the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -2.05%. Generally solid fundamentals, overall positive investor demand and moderating supply supported the municipal market.

During the reporting period, the Fund’s average weighted maturity and effective duration were shorter than that of the S&P Municipal Bond Short-Intermediate Index. This was advantageous to Fund performance, given continued Fed monetary policy tightening. The Fund had an underweight allocation to lower-quality securities relative to the Bloomberg Barclays High Yield Municipal Bond Index for the period. This hampered the Fund’s relative performance, as lower-credit quality spreads narrowed and outperformed their higher-credit quality counterparts.

Positive contributors to the Fund’s total return during the reporting period included its exposures to charter schools, resource recovery and appropriation debt. This was partially offset by the Fund’s exposures to hospitals, natural gas and education (largely public schools). From a security selection perspective, the Fund’s allocation to high-yield municipal bonds was the largest contributor to the total return, while the holdings in BB rated4 securities had a negative impact. Finally, in terms of the Fund’s positioning among individual states, the allocations to New York, California and Illinois were the largest contributors to the total return, while positions in Ohio, Texas and Puerto Rico hampered the Fund’s performance. We think that it is important to note that 100% of the Fund’s exposure to Puerto Rico is insured by either Assured Guaranty or National Public Finance Guarantee Corporation, both of which have strong claims paying ability, in our opinion.

Throughout the reporting period, the Fund maintained roughly a 60%/40% allocation to high-yield and investment-grade bonds.5 We believed that this positioning was appropriate given our outlook for interest rates and the potential for future spread-widening. From a sector allocation perspective, we maintained the Fund’s overweight allocation to revenue-backed securities, such as those in the education and healthcare sectors, and the underweight to general obligation (GO) bonds. The Fund ended the reporting period with an underweight position in tobacco bonds relative to its benchmark. In our view, the tobacco sector has become less attractive as it has historically been quite volatile and now has become more expensive. Additionally, we think that several macroeconomic factors could hamper tobacco bonds, including less usage, increased age requirements to purchase tobacco products, and rising taxes in certain states, all of which could have a negative impact on future cash flows.

We believe that new municipal issuance will experience an uptick in the fourth quarter of 2018, but generally will be well absorbed by investor demand. The Fed is expected to raise interest rates again at its meeting in December 2018, and an additional three times in 2019, which will likely result in higher municipal yields. Nonetheless, in our view, municipal fundamentals remain strong overall and economic growth in the U.S. is fairly robust. Against this backdrop,

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment -grade, U.S. dollar-denominated, fixed-rate taxable bond market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year.
4	S&P Global Ratings’ credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

32	Annual Report 2018

Aberdeen High Yield Managed Duration Municipal Fund (Unaudited) (concluded)

municipalities are looking to strengthen their balance sheets and local defaults remain low. Nevertheless, we are avoiding areas that are experiencing deteriorating fundaments, including Illinois, Connecticut and Michigan, as well as Chicago and the Commonwealth of Puerto Rico. In terms of portfolio positioning, with high-yield municipal spreads near their tightest levels since 2007, we have maintained an overweight allocation to higher-rated securities. We anticipate retaining this stance as we do not see sufficient value in moving down in credit quality, especially given that we are at the later stage of the credit cycle.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	33

Aberdeen High Yield Managed Duration Municipal Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.		5Yr.	Inception[2]
Class A	w/o SC	1.42%		3.45%	3.17%
	w/SC3	(2.85%	)	2.55%	2.36%
Institutional Class[4]	w/o SC	1.67%		3.69%	3.42%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Predecessor Fund commenced operations on May 31, 2013.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen High Yield Managed Duration Municipal Fund, the S&P Municipal Bond Short Intermediate Index, the Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P Municipal Bond Short Intermediate Index consists of bonds in the S&P Municipal Bond Index with a minimum maturity of one year and a maximum maturity of up to, but not including, eight years as measured from the Rebalancing Date.

The Bloomberg Barclays Municipal Bond: High Yield (Non-Investment Grade) Index is the Municipal High Yield component of the Bloomberg Barclays Municipal Bond Index. The Bloomberg Barclays Municipal Bond Index is a rules-based, market-value-weighted index engineered for the long-term tax-exempt bond market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

34	Annual Report 2018

Aberdeen High Yield Managed Duration Municipal Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Municipal Bonds	98.9%
Mutual Funds	0.1%
Other Assets in Excess of Liabilities	1.0%
100.0%

Top Holdings
City of Amsterdam General Obligation Limited Bonds, Series C 07/25/2019	3.1%
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	2.4%
Puerto Rico Public Buildings Authority Revenue Bonds 07/01/2023	1.6%
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C 12/01/2037	1.5%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	1.5%
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC) 07/01/2022	1.5%
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.), Series B-1 11/15/2024	1.5%
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2 06/01/2024	1.3%
Chicago Board of Education Certificate of Particapation, Series A 01/01/2020	1.3%
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Legacy Traditional Schools Project), Series A 07/01/2022	1.3%
Other	83.0%
100.0%

Top States
New York	9.8%
Texas	9.7%
Illinois	9.4%
Puerto Rico	7.6%
Pennsylvania	6.7%
Ohio	3.7%
Maryland	3.5%
California	3.3%
Arizona	3.3%
Mississippi	2.9%
Other	40.1%
100.0%

2018 Annual Report	35

Statement of Investments

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (98.9%)
Alabama (1.1%)
Alabama Industrial Development Solid Waste Disposal Revenue Bonds (OfficeMax, Inc.), 6.45%, 12/01/2023	$750,000	$749,970
Health Care Authority for Baptist Health Revenue Bonds, Series D, 5.00%, 11/15/2021	850,000	852,439
Jemison Public Building Authority Revenue Bonds, Series B 3.00%, 03/01/2019	70,000	70,116
3.00%, 03/01/2020	70,000	70,381
3.00%, 03/01/2021	70,000	70,454
Jemison Water & Sewer Revenue Bonds, Series A 3.00%, 03/01/2019	50,000	49,963
3.00%, 03/01/2020	50,000	49,772
3.00%, 03/01/2021	50,000	49,521
3.50%, 03/01/2026	290,000	277,823
		2,240,439
Arizona (3.3%)
Arizona Industrial Development Authority Revenue Bonds (Kaizen Education Foundation) 5.00%, 07/01/2022 (a)	385,000	394,417
5.00%, 07/01/2023 (a)	405,000	415,980
La Paz County Industrial Development Authority Revenue Bonds (Charter School Solutions), Series A 5.00%, 02/15/2021 (a)	725,000	742,683
5.00%, 02/15/2026 (a)	500,000	541,060
Maricopa County Industrial Development Authority Revenue Bonds (Paragon Management, Inc.) 2.88%, 07/01/2021 (a)	385,000	380,365
4.00%, 07/01/2026 (a)	1,250,000	1,251,012
Phoenix Industrial Development Authority Education Facility Revenue Bonds (BASIS Schools, Inc.), 3.00%, 07/01/2020 (a)	85,000	83,844
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Freedom Academy, Inc.), 3.88%, 07/01/2021 (a)	160,000	159,293
Phoenix Industrial Development Authority Education Facility Revenue Bonds (Legacy Traditional Schools Project), Series A 4.75%, 07/01/2019 (a)(e)	55,000	55,575
4.00%, 07/01/2022 (a)	2,800,000	2,722,664
		6,746,893
Arkansas (0.8%)
Arkansas Public Housing Authority Municipal Series 1 LLC Revenue Bonds, 3.75%, 09/01/2026 (a)(b)	1,420,000	1,409,776
County of Boone Hospital Revenue Bonds (North Arkansas Regional Medical Center), 2.95%, 05/01/2019	200,000	200,052
		1,609,828
California (3.3%)
California Municipal Finance Authority Revenue Bonds (SDORI Charter School Properties LLC), Series A, 5.00%, 03/01/2025 (a)	250,000	248,645
California Pollution Control Financing Authority Solid Waste Disposal Revenue Bonds (CalPlant I LLC)
7.00%, 07/01/2022 (a)(e)	3,000,000	3,076,260
7.50%, 07/01/2032 (a)(e)	1,500,000	1,539,990
Inland Empire Tobacco Securitization Authority Revenue Bonds, Series A 4.63%, 06/01/2021	145,000	144,997
5.00%, 06/01/2021	110,000	110,013
Palomar Pomerado Health Care Certificates of Particpation, 5.50%, 11/01/2019	685,000	696,145
Tobacco Securitization Authority of Northern California Revenue Bonds, Series A-2, 5.40%, 06/01/2027	985,000	990,162
		6,806,212
Colorado (0.8%)
Colorado Health Facilities Authority Revenue Bonds (Covenant Retirement Communities Obligated Group), Series B, 3.15%, 12/01/2018	110,000	110,080
Colorado Health Facilities Authority Revenue Bonds (Frasier Meadows Manor, Inc.), Series B 5.00%, 05/15/2028	500,000	530,340
5.00%, 05/15/2029	585,000	618,234
Lambertson Farms Metropolitan District No. 1 General Obligation Limited Bonds, 5.00%, 12/15/2025	500,000	491,460
		1,750,114
Connecticut (1.8%)
City of West Haven General Obligation Unlimited Bonds
Series A, 3.00%, 11/01/2018	215,000	215,000
Series A, 5.00%, 11/01/2025	325,000	342,030
Series B, 5.00%, 11/01/2025	240,000	252,576
Series A, 5.00%, 11/01/2026	325,000	342,280
Series B, 5.00%, 11/01/2026	200,000	210,634
Series B, 5.00%, 11/01/2027	200,000	210,354
Series A, 5.00%, 11/01/2027	310,000	326,049
Connecticut State Health & Educational Facility Authority Revenue Bonds (Church Home Of Hartford, Inc.), Series B-1, 3.25%, 09/01/2021 (a)	505,000	505,045
Connecticut State Health & Educational Facility Authority Revenue Bonds (Masonicare Corp. Obligated Group), Series F, 5.00%, 07/01/2024	1,000,000	1,075,350
Mohegan Tribe of Indians of Connecticut Revenue Bonds, Series C, 4.75%, 02/01/2020 (a)	290,000	293,144
		3,772,462
Delaware (0.2%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 1.80%, 10/01/2029 (b)	400,000	400,000
District of Columbia (1.8%)
District of Columbia Revenue Bonds (Forest Hills of the District of Columbia), 4.50%, 01/01/2025	195,000	188,967

See accompanying Notes to Financial Statements.

36	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
District of Columbia Revenue Bonds (Howard University), Series A, 5.25%, 10/01/2022	$475,000	$495,857
District of Columbia Revenue Bonds (Ingleside Presbyterian Retirement Community, Inc.), Series B, 3.88%, 07/01/2024	1,500,000	1,489,020
District of Columbia Revenue Bonds (National Law Enforcement Officers Memorial Fund, Inc.), Series B, 5.75%, 07/01/2025	1,485,000	1,467,922
		3,641,766
Florida (2.7%)
Capital Trust Agency, Inc. Revenue Bonds (River City Education Services, Inc.), Series A, 4.63%, 02/01/2025 (e)	170,000	167,498
Capital Trust Agency, Inc. Revenue Bonds (Silver Creek St. Augustine LLLP), Series A, 6.50%, 01/01/2024 (c)	250,000	175,000
Celebration Pointe Community Development District No.1 Special Assessment Revenue Bonds, 4.75%, 05/01/2024	80,000	80,886
City of Atlantic Beach Health Care Facilities Revenue Bonds (Naval Continuing Care Retirement Foundation, Inc.), Series A, 5.00%, 11/15/2021	200,000	213,080
Florida Development Finance Corp. Educational Facilities Revenue Bonds (Miami Arts Charter School Project), Series A, 5.00%, 06/15/2024 (a)	100,000	97,416
Florida Development Finance Corp. Solid Waste Revenue Bonds (Waste Pro USA, Inc.), 5.00%, 08/01/2029 (a)(b)	2,000,000	2,049,240
Martin County Industrial Development Authority Revenue Bonds (Indiantown Cogeneration LP), 4.20%, 12/15/2025 (a)	2,000,000	2,027,460
Tampa Solid Waste System Revenue Bonds, 5.00%, 10/01/2020	200,000	209,704
Village Community Development District #11, Special Assessment Revenue Bonds, 3.25%, 05/01/2019	25,000	25,185
Village Community Development District #12, Special Assessment Revenue Bonds, 2.88%, 05/01/2021	500,000	501,735
		5,547,204
Georgia (1.0%)
Morgan County Hospital Authority Revenue Bonds, 2.75%, 09/01/2019	1,500,000	1,499,070
Turner County School District Revenue Bonds, 4.50%, 12/01/2019	480,000	479,995
		1,979,065
Guam (0.1%)
Guam International Airport Authority Revenue Bonds (Antonio B. Won Pat International Airport Authority), Series C, 5.00%, 10/01/2021	250,000	256,610
Hawaii (0.3%)
State of Hawaii Department of Budget & Finance Revenue Bonds (Hawaii Pacific University), Series A, 5.00%, 07/01/2020	595,000	600,730
Idaho (0.5%)
Idaho Housing & Finance Association Revenue Bonds (Idaho Arts Charter School, Inc.), Series A, 4.00%, 12/01/2026	900,000	909,585
Idaho Housing & Finance Association Revenue Bonds (Victory Charter School), Series A, 4.00%, 07/01/2026	195,000	197,305
		1,106,890
Illinois (9.4%)
Chicago Board of Education Certificate of Particapation, Series A, 6.00%, 01/01/2020	2,695,000	2,733,565
Chicago Board of Education General Obligation Unlimited Bonds
Series A, 5.25%, 12/01/2018	75,000	75,126
Series C, 5.00%, 12/01/2019	1,500,000	1,524,255
Series C, 5.00%, 12/01/2022	600,000	622,362
Series A, 5.00%, 12/01/2028	200,000	222,774
City of Chicago General Obligation Unlimited Bonds
Series A, 4.00%, 01/01/2019	150,000	150,497
5.00%, 12/01/2024	90,000	90,300
Series B, 5.00%, 01/01/2026	40,000	40,104
Series B, 5.00%, 01/01/2027	955,000	957,196
Cook County School District No. 144 Prairie Hills General Obligation Unlimited Bonds, Series A, 4.00%, 12/01/2033	600,000	579,516
Governors State University Certificates of Particpation (Capital Improvement Project), 5.00%, 07/01/2026	400,000	438,600
Illinois Finance Authority Educational Facility Revenue Bonds (Rogers Park Montessori School), 5.00%, 02/01/2024	265,000	270,864
Illinois Finance Authority Revenue Bonds (Benedictine University), 5.00%, 10/01/2025	1,035,000	1,126,929
Illinois Finance Authority Revenue Bonds (CHF-Chicago LLC), Series A 5.00%, 02/15/2027	420,000	460,522
5.00%, 02/15/2028	400,000	438,368
5.00%, 02/15/2029	520,000	567,024
5.00%, 02/15/2030	335,000	363,468
5.00%, 02/15/2031	370,000	399,726
5.00%, 02/15/2032	225,000	242,035
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation) 5.00%, 12/01/2028	250,000	264,767
5.00%, 12/01/2029	315,000	331,178
Illinois Finance Authority Revenue Bonds (Intrinsic Schools Belmont Campus Project), Series A, 4.50%, 12/01/2020 (a)	305,000	305,049
Metropolitan Pier & Exposition Authority Revenue Bonds 5.50%, 06/15/2020	1,450,000	1,460,324
5.00%, 12/15/2025	295,000	315,559
5.00%, 12/15/2026	250,000	267,712

See accompanying Notes to Financial Statements.

2018 Annual Report	37

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
5.00%, 12/15/2027	$100,000	$107,495
5.00%, 12/15/2028	250,000	270,922
Public Building Commission of Chicago Revenue Bonds, Series B, 5.25%, 12/01/2018	1,000,000	1,002,360
Southwestern Development Authority Health Facility Revenue Bonds (Memorial Group Obligated Group), 5.75%, 11/01/2019	150,000	152,660
State of Illinois General Obligation Unlimited Bonds 5.00%, 02/01/2020	740,000	757,220
5.00%, 08/01/2021	50,000	51,707
4.00%, 02/01/2030	745,000	752,800
Village of Matteson Revenue Bonds 5.00%, 12/01/2019	115,000	117,609
5.00%, 12/01/2026	150,000	162,963
5.00%, 12/01/2027	150,000	162,750
5.00%, 12/01/2028	350,000	380,520
Village of Posen General Obligation Unlimited Bonds 4.30%, 12/01/2018	130,000	130,029
4.40%, 12/01/2019	140,000	140,193
Village of Sauk General Obligation Unlimited Bonds 4.30%, 12/01/2023	400,000	403,992
4.60%, 12/01/2026	300,000	303,144
Village of Willow Springs General Obligation Unlimited Bonds, Series C, 4.45%, 12/15/2021	285,000	285,442
		19,429,626
Indiana (1.1%)
City of Valparaiso Exempt Facilities Revenue Bonds (Pratt Paper LLC), 5.88%, 01/01/2024	180,000	196,744
Hammond Local Public Improvement Bond Bank Revenue Bonds, Series B, 4.63%, 07/15/2023 (a)	1,870,000	1,897,115
Indiana Finance Authority Hospital Revenue Bonds (Bethany Circle of King’s Daughters’ of Madison Indiana ,Inc.), 5.00%, 08/15/2020	225,000	231,178
Indiana Finance Authority Revenue Bonds (United States Steel Corp.), 6.00%, 12/01/2019	50,000	51,152
		2,376,189
Iowa (0.1%)
Iowa Higher Education Loan Authority Revenue Bonds (Wartburg College), 2.50%, 10/01/2020	225,000	220,145
Kansas (1.8%)
City of Derby Sales Tax Special Obligation Revenue Bonds, 4.00%, 03/01/2025	1,150,000	1,132,256
Kansas Independent College Finance Authority Revenue Bonds (Bethel College), Series A, 5.65%, 05/01/2019	1,000,000	1,009,230
Kansas Independent College Finance Authority Revenue Bonds (Ottawa University), Series C, 6.30%, 05/01/2019	1,500,000	1,513,800
Overland Park Development Corp. Revenue Bonds, Series B, 5.13%, 01/01/2022	175,000	175,250
		3,830,536
Kentucky (1.0%)
Kentucky Economic Development Finance Authority Revenue Bonds (Masonic Homes of Kentucky, Inc.), 3.25%, 05/15/2022	500,000	500,120
Ohio County Pollution Control Revenue Bonds (Big Rivers Electric Corp.), Series A, 6.00%, 07/15/2031	1,500,000	1,509,465
		2,009,585
Louisiana (0.3%)
Louisiana Local Government Environmental Facilities & Community Development Authority Revenue Bonds (St. James Place of Baton Rouge), Series A, 5.50%, 11/15/2025	250,000	266,570
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (b)	315,000	328,006
		594,576
Maryland (3.5%)
Anne Arundel County Consolidated Special Taxing District Bonds (Villages at Two Rivers Project), 4.20%, 07/01/2024	110,000	108,252
Frederick County Educational Facilties Revenue Bonds (Mount St. Marys University), Series A 5.00%, 09/01/2027 (a)	1,495,000	1,601,489
5.00%, 09/01/2032 (a)	740,000	781,581
Maryland Economic Development Corp. Revenue Bonds (CONSOL Marine Terminal, Inc.), 5.75%, 09/01/2025	1,445,000	1,491,962
Maryland Health & Higher Educational Facilities Authority Revenue Bonds (Adventist Healthcare Obligated Group) Series A,
5.00%, 01/01/2020	355,000	364,571
5.00%, 01/01/2021	450,000	471,596
The Mayor and Council of Rockville Economic Development Revenue Bonds (King Farm Presbyterian Retirement Community, Inc.)
Series A-2, 5.00%, 11/01/2025	705,000	762,852
5.00%, 11/01/2025	625,000	676,288
5.00%, 11/01/2026	365,000	396,010
5.00%, 11/01/2027	600,000	650,280
		7,304,881
Massachusetts (2.6%)
Lynn Housing Authority & Neighborhood Development Revenue Bonds, 4.00%, 10/01/2022	790,000	793,555
Massachusetts Development Finance Agency Revenue Bonds (Linden Ponds, Inc.), 4.00%, 11/15/2023	1,000,000	1,000,000

See accompanying Notes to Financial Statements.

38	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
Massachusetts Development Finance Agency Revenue Bonds (NewBridge on The Charles, Inc.)
4.00%, 10/01/2025 (a)	$500,000	$503,895
4.00%, 10/01/2026 (a)	500,000	500,995
4.00%, 10/01/2027 (a)	450,000	445,662
Massachusetts Development Finance Agency Revenue Bonds (Provident Commonwealth Education Resource, Inc.), 5.00%, 10/01/2024	1,500,000	1,629,225
Massachusetts Port Authority Facilities Revenue Bonds (Delta Air Lines, Inc.), Series A 5.00%, 01/01/2021	450,000	453,996
5.50%, 01/01/2022	50,000	50,619
		5,377,947
Michigan (1.7%)
Calhoun County Hospital Finance Authority Revenue Bonds (Ella E.M. Brown Charitable Circle), 5.00%, 02/15/2024	500,000	528,955
Charyl Stockwell Academy Revenue Bonds, 4.88%, 10/01/2023	85,000	84,247
Jackson College Dormitory Housing Revenue Bonds, 5.00%, 05/01/2021	245,000	247,913
Michigan Municipal Bond Authority Local Government Public Improvement Revenue Bonds, Series A, 5.00%, 12/01/2018	825,000	826,790
Michigan State Housing Development Authority Revenue Bonds, Series A, 1.75%, 10/01/2037 (b)	500,000	500,000
Michigan Strategic Fund Revenue Bonds (Genesee Power Station LP), 7.50%, 01/01/2021	540,000	530,264
Michigan Strategic Fund Revenue Bonds (United Methodist Retirement Communities, Inc.), 5.13%, 11/15/2025	200,000	200,280
Michigan Tobacco Settlement Finance Authority Revenue Bonds, Series A, 5.13%, 06/01/2022	560,000	555,201
		3,473,650
Minnesota (1.6%)
City of Blaine Senior Housing and Health Care Revenue Bonds (Crest View Obligated Group), Series A, 5.13%, 07/01/2025	540,000	525,852
City of Hugo Charter School Lease Revenue Bonds (CS Property Noble LLC), Series A, 4.00%, 07/01/2020	145,000	146,884
City of International Falls Pollution Control Revenue Bonds (Boise Cascade Corp.), 5.65%, 12/01/2022	815,000	814,967
City of Sauk Rapids Revenue Bonds (Good Shephard Lutheran Home of Sauk Rapids Minnesota), 5.00%, 01/01/2020	420,000	428,408
Oak Park Heights Nursing Home Revenue Bonds (VSSA Care Center LLC), 4.00%, 02/01/2020	300,000	303,450
Rice County Educational Facility Revenue Bonds (Shattuck-St Mary’s School), Series A, 5.00%, 08/01/2022 (a)	985,000	1,027,621
		3,247,182
Mississippi (2.9%)
Mississippi Business Finance Corp. Revenue Bonds (Huntington Ingalls Industries, Inc.), 4.55%, 12/01/2028	980,000	977,609
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 4.17%, 11/01/2032 (b)	5,000,000	5,000,000
		5,977,609
Missouri (1.9%)
Platte County Industrial Develoment Authority Transportation Revenue Bonds 5.00%, 12/01/2018	685,000	684,760
5.00%, 12/01/2019	665,000	565,323
5.00%, 12/01/2020	850,000	679,830
5.00%, 12/01/2025	675,000	505,453
Saint Louis County Missouri Industrial Development Authority Revenue Bonds (Ranken-Jordan Pediatric Specialty Hospital) 4.00%, 11/15/2021	555,000	558,308
5.00%, 11/15/2022	625,000	651,150
5.00%, 11/15/2023	350,000	366,468
		4,011,292
Montana (0.2%)
Kalispell Housing and Healthcare Facilities Revenue Bonds (Immanuel Lutheran Corp.), Series B, 3.40%, 11/15/2022	500,000	498,130
Nebraska (0.3%)
Scotts Bluff County Hospital Authority Revenue Bonds (Regional West Medical Center), Series A, 5.00%, 02/01/2022	615,000	642,281
Nevada (0.9%)
City of Carson Hospital Revenue Bonds (Carson Tahoe Regional Healthcare) 5.00%, 09/01/2027	605,000	678,768
5.00%, 09/01/2029	620,000	680,704
Nevada Department of Business & Industry Revenue Bonds (Doral Academy of Nevada), Series A, 3.13%, 07/15/2022 (a)(e)	600,000	588,552
		1,948,024
New Hampshire (0.1%)
New Hampshire Business Finance Authority Revenue Bonds (Casella Waste Systems, Inc.), 4.00%, 04/01/2029 (a)(b)	250,000	250,372
New Jersey (2.0%)
New Jersey Economic Development Authority Revenue Bonds 5.00%, 06/15/2021	2,000,000	2,105,140
Series EE, 5.00%, 09/01/2023	700,000	730,940
New Jersey Economic Development Authority Revenue Bonds (Greater Brunswick Charter School Project), Series A, 4.75%, 08/01/2024 (a)	90,000	90,489
New Jersey Economic Development Authority Revenue Bonds (NYNJ Link Borrower LLC), 5.25%, 01/01/2025	125,000	138,105

See accompanying Notes to Financial Statements.

2018 Annual Report	39

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
New Jersey Economic Development Authority Revenue Bonds (United Airlines, Inc.) 4.88%, 09/15/2019 (e)	$190,000	$193,276
5.50%, 04/01/2028	55,000	55,091
South Jersey Port Corp. Revenue Bonds, Series B 5.00%, 01/01/2026	300,000	326,694
5.00%, 01/01/2027	250,000	273,077
5.00%, 01/01/2028	255,000	279,100
		4,191,912
New York (9.8%)
Brookhaven Local Development Corp. Revenue Bonds (Active Retirement Community, Inc.) 5.00%, 11/01/2021	300,000	321,258
5.00%, 11/01/2022	250,000	271,650
Buffalo & Erie County Industrial Land Development Corp. Revenue Bonds (Charter School for Applied Technologies Project), 4.00%, 06/01/2022	895,000	920,248
Build NYC Resource Corp. Revenue Bonds (Metropolitan College of New York), 5.00%, 11/01/2020	765,000	782,350
Build NYC Resource Corp. Revenue Bonds (Metropolitan Lighthouse Charter School Project), Series A 4.00%, 06/01/2022 (a)	190,000	192,400
5.00%, 06/01/2023 (a)	370,000	390,084
5.00%, 06/01/2024 (a)	390,000	413,123
5.00%, 06/01/2025 (a)	410,000	435,941
5.00%, 06/01/2026 (a)	430,000	457,864
5.00%, 06/01/2027 (a)	450,000	479,367
5.00%, 06/01/2032 (a)	500,000	519,780
City of Amsterdam General Obligation Limited Bonds, Series C, 5.50%, 07/25/2019	6,520,000	6,519,413
City of Ogdensburg General Obligation Limited Bonds, 4.00%, 07/31/2019	1,600,000	1,599,328
City of Poughkeepsie General Obligation Limited Bonds, Series A, 4.00%, 05/03/2019	1,820,000	1,827,699
Nassau County Tobacco Settlement Corp. Revenue Bonds, Series A-2, 5.25%, 06/01/2026 (e)	1,150,000	1,150,092
New York State Dormitory Authority Revenue Bonds (Touro College And University System Obligated Group), Series A, 4.00%, 01/01/2023	445,000	457,011
New York State Dormitory Authority Revenue Bonds (Yeshiva University), Series A 5.00%, 11/01/2018	160,000	160,000
5.00%, 11/01/2018	280,000	280,000
5.00%, 11/01/2019	95,000	96,552
Onondaga Civic Development Corp. Revenue Bonds (St Joseph’s Hospital Health Center), Series A 5.00%, 07/01/2019	50,000	51,013
4.63%, 07/01/2022	100,000	101,780
Village of Johnson City General Obligation Limited Bonds 5.00%, 10/01/2019	110,000	111,289
4.00%, 10/03/2019	2,425,000	2,434,967
5.00%, 10/01/2020	115,000	117,371
5.00%, 10/01/2021	115,000	117,970
5.00%, 10/01/2022	115,000	117,992
		20,326,542
North Carolina (0.4%)
North Carolina Capital Facilities Finance Agency Revenue Bonds (Johnson & Wales University), Series A, 5.00%, 04/01/2028	795,000	847,375
Ohio (3.7%)
Buckeye Tobacco Settlement Financing Authority Tobacco Settlement Assets-Backed Revenue Bonds, Series A-2 5.13%, 06/01/2024	2,865,000	2,768,220
5.38%, 06/01/2024	2,055,000	2,005,166
5.75%, 06/01/2034	1,110,000	1,068,830
City of Cleveland Airport Special Revenue Bonds (United Airlines, Inc.), 5.38%, 09/15/2027	400,000	401,192
Cleveland-Cuyahoga County Port Authority Revenue Bonds, 5.00%, 12/01/2028	250,000	265,903
Licking County Health Care Facilites Revenue Bonds (Kendal at Granville Obligation Group), Series B, 3.75%, 07/01/2020	255,000	255,107
Ohio Air Quality Development Authority Revenue Bonds (AK Steel Corp.), 6.75%, 06/01/2024	200,000	204,106
Ohio Air Quality Development Authority Revenue Bonds (Ohio Valley Electric Corp.) , Series E, 5.63%, 10/01/2019	750,000	762,878
		7,731,402
Oklahoma (0.7%)
Payne County Economic Development Authority Revenue Bonds (White Woods Retirement Campus, Inc.) 4.75%, 11/01/2023 (c)	1,510,000	679,500
5.25%, 11/01/2024 (c)	1,500,000	675,000
		1,354,500
Oregon (0.0%)
Multnomah County Hospital Facilities Authority Revenue Bonds (Mirabella At South Waterfront Project), Series A, 5.00%, 10/01/2019	20,000	20,443
Pennsylvania (6.7%)
Allentown Neighborhood Improvement Zone Development Authority Tax Revenue Bonds, 5.00%, 05/01/2022 (a)	1,250,000	1,309,113
Chester County Health & Education Facilities Authority Revenue Bonds (Immaculate University), 3.00%, 11/01/2018	400,000	400,000
Dauphin County General Authority Revenue Bonds (Harrisburg University of Science and Technology Project) 4.00%, 10/15/2022 (a)	930,000	921,267
5.00%, 10/15/2027 (a)	1,650,000	1,665,378
Delaware County Authority Revenue Bonds (Eastern University), 4.00%, 10/01/2019	505,000	503,192
Indiana County Hospital Authority Revenue Bonds (Indiana Regional Medical Center), Series A, 5.00%, 06/01/2023	100,000	104,570
Moon Industrial Development Authority Revenue Bonds (Baptist Homes Society), 5.00%, 07/01/2020	875,000	891,161

See accompanying Notes to Financial Statements.

40	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
Pennsylvania Economic Development Financing Authority Revenue Bonds (Talen Energy Supply LLC), Series C, 5.00%, 12/01/2037 (b)	$3,100,000	$3,102,480
Philadelphia Authority for Industrial Development Revenue Bonds (Discovery Charter School Project), 5.00%, 04/01/2022	570,000	570,331
Philadelphia Authority for Industrial Development Revenue Bonds (Evangelical Services for the Aging Obligated Group), 5.00%, 07/01/2031	500,000	519,925
Philadelphia Authority for Industrial Development Revenue Bonds (Kipp Philadelphia Charter School Project), Series A, 4.00%, 04/01/2026	800,000	779,424
Philadelphia School District General Obligation Limited Bonds, Series F, 5.00%, 09/01/2024	2,000,000	2,206,800
Pottsville Hospital Facilities Authority Health Center Revenue Bonds (Lehigh Valley Health Network Obligated Group), 5.75%, 07/01/2022 (a)	100,000	106,593
Scranton School District General Obligation Limited Bonds
Series B, 5.00%, 06/01/2023	100,000	106,950
Series B, 5.00%, 06/01/2024	100,000	107,647
Series B, 5.00%, 06/01/2025	100,000	108,379
Series D, 5.00%, 06/01/2027	345,000	382,874
		13,786,084
Puerto Rico (7.6%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A 5.50%, 07/01/2020	1,315,000	1,356,002
5.50%, 07/01/2020	935,000	964,153
Commonwealth of Puerto Rico Public Improvement General Obligation Unlimited Bonds
Series A, 5.50%, 07/01/2019	885,000	897,638
Series A, 5.50%, 07/01/2019	860,000	872,281
5.50%, 07/01/2019	115,000	117,069
Series A, 5.50%, 07/01/2021	615,000	642,011
Series A, 5.00%, 07/01/2027	110,000	115,269
Puerto Rico Electric Power Authority Revenue Bonds
Series SS, 4.00%, 07/01/2019	235,000	235,265
Series MM, 5.00%, 07/01/2019	360,000	363,971
Series NN, 5.25%, 07/01/2019	265,000	268,352
Series UU, 5.00%, 07/01/2020	250,000	257,235
Series SS, 5.00%, 07/01/2020	155,000	156,389
Series SS, 5.00%, 07/01/2022	260,000	261,784
Series PP, 5.00%, 07/01/2023	205,000	205,966
Series SS, 5.25%, 07/01/2023 (e)	1,420,000	1,497,830
Series UU, 5.00%, 07/01/2024	300,000	315,180
Series PP, 5.00%, 07/01/2024	835,000	838,590
Puerto Rico Highway & Transportation Authority Revenue Bonds
Series L, 5.25%, 07/01/2019	225,000	228,681
Series AA, 5.50%, 07/01/2019	390,000	395,569
Series BB, 5.25%, 07/01/2022	100,000	106,673
Series E, 5.50%, 07/01/2023	200,000	217,506
Series D, 5.00%, 07/01/2027	145,000	151,945
Puerto Rico Municipal Finance Agency Revenue Bonds, Series A, 5.00%, 08/01/2020	100,000	102,980
Puerto Rico Public Buildings Authority Revenue Bonds
Series F, 5.25%, 07/01/2019	500,000	508,180
Series F, 5.25%, 07/01/2019	115,000	116,455
Series F, 5.25%, 07/01/2021	1,200,000	1,264,164
6.00%, 07/01/2023 (e)	3,000,000	3,259,410
		15,716,548
Rhode Island (0.6%)
Rhode Island Health & Educational Building Corp. Revenue Bonds (Care New England Health System Obligated Group), Series B 5.00%, 09/01/2022	680,000	713,497
5.00%, 09/01/2023	500,000	528,035
		1,241,532
South Carolina (2.1%)
South Carolina Jobs-Economic Development Authority Revenue Bonds (Palmetto Health Obligated Group), 5.00%, 08/01/2019	65,000	66,457
South Carolina Jobs-Economic Development Authority Revenue Bonds (RePower South Berkeley LLC) 5.25%, 02/01/2027(a)	2,060,000	2,012,702
6.00%, 02/01/2035(a)	1,000,000	989,670
South Carolina Jobs-Economic Development Authority Revenue Bonds (Royal Live Oaks Academy of the Arts & Sciences Charter School), Series A, 3.00%, 08/01/2020(a)	1,225,000	1,218,875
		4,287,704
Texas (9.7%)
Arlington Higher Education Finance Corp. Revenue Bonds (Newman International Academy), Series A, 4.38%, 08/15/2026	650,000	635,076
Bexar County Health Facilities Development Corp. Revenue Bonds (Army Retirement Residence Obligation Group) 5.00%, 07/15/2023	300,000	320,952
5.00%, 07/15/2024	150,000	161,534
Board of Managers Joint Guadalupe County-City of Seguin Hospital Revenue Bonds, 5.00%, 12/01/2021	500,000	517,420
City of Houston Airport System Revenue Bonds (United Airlines, Inc.) 4.50%, 07/01/2020	200,000	204,466
Series C, 5.00%, 07/15/2020	150,000	154,659
City of Rowlett Bayside Public Improvement District Special Assessment Revenue Bonds, 4.90%, 09/15/2024	155,000	149,701
Decatur Hospital Authority Revenue Bonds (Wise Regional Health System), Series A, 5.00%, 09/01/2023	75,000	80,578
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Brazos Presbyterian Homes, Inc.), 5.00%, 01/01/2027	895,000	949,147

See accompanying Notes to Financial Statements.

2018 Annual Report	41

Statement of Investments (continued)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds (Willow Winds, Inc.), Series A, 5.00%, 10/01/2023	$115,000	$122,606
Mission Economic Development Corp. Revenue Bonds (Natgasoline LLC), Series B, 5.75%, 10/01/2031 (a)	500,000	515,125
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (Cardinal Bay, Inc.)
Series C, 4.00%, 07/01/2019	255,000	257,428
Series C, 4.00%, 07/01/2021	275,000	282,194
Series C, 5.00%, 07/01/2023	300,000	322,269
Series B, 4.00%, 07/01/2025	675,000	692,050
Series C, 5.00%, 07/01/2025	330,000	354,509
Series B, 4.00%, 07/01/2026	500,000	508,240
Series D, 6.00%, 07/01/2026	140,000	138,886
Series B, 4.00%, 07/01/2031	500,000	489,270
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (CHF-Collegiate Housing Island Campus LLC), Series A 5.00%, 04/01/2027	740,000	794,590
5.00%, 04/01/2028	550,000	587,328
New Hope Cultural Education Facilities Finance Corp. Revenue Bonds (MRC Senior Living), 3.25%, 11/15/2022	1,000,000	977,390
Port Beaumont Navigation District Revenue Bonds (Jefferson Railport Terminal II LLC), 7.25%, 02/01/2036 (a)(b)	1,200,000	1,238,700
SA Energy Acquisition Public Facility Corp. Revenue Bonds 5.50%, 08/01/2022	80,000	87,898
5.50%, 08/01/2023	50,000	55,654
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Buckingham Senior Living Community, Inc.)
Series A, 4.50%, 11/15/2021	855,000	728,075
Series B-1, 5.63%, 11/15/2024	3,000,000	3,035,550
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds
Series C, 3.01%, 12/15/2026 (b)(e)	1,500,000	1,483,245
Series D, 6.25%, 12/15/2026	2,700,000	3,078,351
Texas Municipal Gas Acquisition & Supply Corp. III Revenue Bonds, 5.00%, 12/15/2025	1,000,000	1,081,360
Texas Public Finance Authority Revenue Bonds (TexasSouthern University), 5.00%, 11/01/2021	100,000	106,579
		20,110,830
U. S. Virgin Islands (0.8%)
Virgin Islands Public Finance Authority Revenue Bonds, Series A, 5.00%, 10/01/2032	1,210,000	1,281,269
Virgin Islands Public Finance Authority Revenue Bonds (United States Virgin Islands Federal Excise Tax), Series A, 5.00%, 10/01/2020	330,000	334,950
		1,616,219
Utah (1.4%)
Utah Charter School Finance Authority Revenue Bonds (Esperanza Elementary School), Series A 4.50%, 10/15/2028 (a)	500,000	485,340
4.63%, 10/15/2048 (a)(b)	1,000,000	948,420
Utah Charter School Finance Authority Revenue Bonds (Freedom Academy Foundation), 3.63%, 06/15/2021 (a)(e)	385,000	379,364
Utah Charter School Finance Authority Revenue Bonds (Wasatch Waldorf Charter School, Inc.), Series A, 4.75%, 05/15/2048 (a)(b)	1,250,000	1,186,625
		2,999,749
Vermont (0.1%)
Vermont Student Assistance Corp. Education Loan Revenue Bonds, Series A, 3.00%, 06/15/2019 (e)	310,000	310,657
Washington (1.6%)
Washington State Housing Finance Commission Revenue Bonds (Bayview Manor Homes Obligated Group), Series B, 2.80%, 07/01/2021 (a)(e)	390,000	385,940
Washington State Housing Finance Commission Revenue Bonds (Heron’s Key Obligated Group), Series B-1, 5.50%, 01/01/2024 (a)	975,000	975,458
Washington State Housing Finance Commission Revenue Bonds (Mirabella), 6.00%, 10/01/2022 (a)(e)	1,035,000	1,101,644
Washington State Housing Finance Commission Revenue Bonds (Presbyterian Retirement Communities Northwest Obligated Group) 5.00%, 01/01/2023 (a)	100,000	104,242
5.00%, 01/01/2023	80,000	84,882
Washington State Housing Finance Commission Revenue Bonds (Wesley Homes Lea Hill LLC) 3.20%, 07/01/2021 (a)	380,000	376,732
3.75%, 07/01/2026 (a)	250,000	242,205
		3,271,103
West Virginia (1.7%)
Glenville State College Board of Governors Revenue Bonds 3.25%, 06/01/2022	500,000	492,345
4.00%, 06/01/2027	1,250,000	1,200,712
Ohio County Development Authority Revenue Bonds, 4.00%, 09/01/2023	1,930,000	1,937,450
		3,630,507
Wisconsin (2.9%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Covenent Communities, Inc.) 5.50%, 07/01/2023	100,000	98,381
6.00%, 07/01/2028	170,000	166,212
6.50%, 07/01/2033	300,000	287,406

See accompanying Notes to Financial Statements.

42	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen High Yield Managed Duration Municipal Fund

	Shares or Principal Amount	Value (US$)
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Barton College), Series A 5.00%, 03/01/2023	$1,310,000	$1,345,619
5.00%, 03/01/2028	1,190,000	1,229,353
Wisconsin Public Finance Authority Educational Facilities Revenue Bonds (Guilford College) 5.00%, 01/01/2026	685,000	731,662
5.00%, 01/01/2027	830,000	884,838
Wisconsin Public Finance Authority Revenue Bonds (Denver Great Hall LLC), 5.00%, 09/30/2037	250,000	268,190
Wisconsin Public Finance Authority Revenue Bonds (Glenridge on Palmer Ranch), Series A, 7.00%, 06/01/2020 (a)	165,000	171,752
Wisconsin Public Finance Authority Revenue Bonds (Roseman University of Health Sciences), 5.00%, 04/01/2022	130,000	135,710
Wisconsin Public Finance Authority Senior Living Revenue Bonds (Mary’s Woods at Marylhurst, Inc.), Series A, 3.95%, 11/15/2024 (a)	620,000	623,435
		5,942,558
Total Municipal Bonds		205,035,903
SHORT-TERM INVESTMENT (0.1%)
MUTUAL FUNDS (0.1%)
United States (0.1%)
BlackRock Liquidity Funds MuniCash Portfolio, Institutional Shares	142,363	142,377
Total Mutual Funds		142,377
Total Investments (Cost $208,574,535) (d)—99.0%		205,178,280

Other Assets in Excess of Liabilities—1.0%		2,064,686
Net Assets—100.0%		$207,242,966

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(c)	Security is in default.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(e)	All or a portion of the security has been designated as collateral for the line of credit.

See accompanying Notes to Financial Statements.

2018 Annual Report	43

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees) returned -0.39% for the 12-month period ended October 31, 2018, versus the -0.63% return of its benchmark, the ICE Bank of America Merrill Lynch (BofA ML) 1-22 Year U.S. Municipal Securities Index. For broader comparison, the average return of the Fund’s peer category of Morningstar Municipal National Intermediate Funds (comprising 89 funds) was -0.59% for the period.

Over the reporting period, the U.S. Federal Reserve’s (Fed’s) actions were a key driver of the municipal market performance, as the central bank raised its benchmark interest rate four times in 25-basis point (bps) increments to a range of 2.00%-2.25%, reflecting the Fed Board of Governors’ concerns over the inflationary pressures building in the U.S. economy. In response, the U.S. Treasury and the AAA-municipal market (MMD) yield curves1 shifted upward and flattened, resulting in negative returns for the period. Municipal credit spreads concurrently rallied as investors remained constructive about credit risk. However, spread-tightening overall wasn’t enough to fully offset the negative impact from rising interest rates.

The U.S. economy continued to expand at a healthy rate over the 12-month reporting period, with growth accelerating into the second and third quarters of 2018. U.S. gross domestic product (GDP) grew at 4.2% and 3.5% year-over-year during the second and third quarters, respectively, underpinned by robust labor market conditions, rising wages, and strong consumer spending. The U.S. labor market continued to create jobs, with the unemployment rate reaching a multi-decade low of 3.7% in October, while lower taxes continued to add marginally to workers’ paychecks, further bolstering consumer spending. These factors lead us to believe that the U.S. economy should remain on solid footing in 2019; however, we believe that U.S. economic growth will moderate next year relative to 2018, driven in part by the tightening credit conditions as a result of hawkish Fed monetary policy. On our view, the lack of a trade deal with China could also add to marginal slowing in the U.S. economy in 2019. Overall, we believe that the current U.S. expansionary cycle is mature and likely is peaking.

The Fund outperformed its benchmark, the ICE BofA ML 1-22 Year Municipal Securities Index, and its peer Morningstar Municipal National Intermediate category average over the 12-month period ended October 31, 2018. The Fund has performed particularly well during periods of market pullback, such as during the fall of 2018, when it delivered top-quartile performance relative to its Morningstar peer group. This was in line with our expectations, given the Fund’s conservative up-in-credit-quality positioning. The Fund’s shorter average maturity profile, as measured by duration,2 as well as security selection, both contributed significantly to the Fund’s strong relative performance over the reporting period. We continue to focus on adding prudent yield to the Fund without taking on significant duration risk, while we are targeting overall strong credit quality.

Looking ahead, we anticipate two or more additional interest-rate hikes by the Fed over the next 12-month period. Additionally, we believe that moderating U.S. economic growth coupled with tightening credit conditions and increased risk for geopolitical headlines, such as escalating trade tensions with China for example, could lead to higher market volatility over the next year. We believe that the Fund is well-positioned to perform in such an environment. With a significant number of the Fund’s holdings maturing over the next 12 months, we believe that the Fund’s performance can benefit from its ability to reinvest a substantial portion of the maturities at higher yields as the Fed continues to raise interest rates. Furthermore, we will maintain our focus on credit quality as the U.S. economy enters the late stages of the current expansionary cycle and as the risk of potential recession continues to gradually rises over time.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Please read the prospectus for more detailed information regarding these and other risks.

1	The MMD/Treasury ratio is calculated by dividing the yields on an index of AAA-rated municipal bonds by the yields on comparable-duration Treasuries. The ratio employs indices from Thomson-Reuters Municipal Market Data.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

44	Annual Report 2018

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.65%	)	1.96%	3.74%
	w/SC2	(4.88%	)	1.09%	3.28%
Class C	w/o SC	(1.39%	)	1.20%	2.97%
	w/SC3	(2.36%	)	1.20%	2.97%
Class R4	w/o SC	(1.00%	)	1.70%	3.71%
Institutional Service Class[4]	w/o SC	(0.40%	)	2.19%	3.99%
Institutional Class[4,5]	w/o SC	(0.39%	)	2.23%	4.01%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Credit Suisse Asset Management, LLC served as the subadviser for the Fund from June 23, 2008 to February 27, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The ICE BofA Merrill Lynch 1-22 Year U.S. Municipal Securities Index is a subset of the ICE BofA Merrill Lynch U.S. Municipal Securities Index including all securities with a remaining term to final maturity less than 22 years, calculated on a total return basis. The ICE BofA Merrill Lynch U.S. Municipal Securities Index tracks the performance of U.S. dollar-denominated investment grade tax-exempt debt publicly issued by U.S. states and territories, and their political subdivisions, in the U.S. domestic market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	45

Aberdeen Tax-Free Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Municipal Bonds	97.0%
Short-Term Investment	1.8%
Other Assets in Excess of Liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	8.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.5%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	3.0%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.8%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.8%
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D 12/15/2026	2.3%
City of Houston TX General Obligation Limited Bonds, (Pre-refunded @ $100, 03/01/2019), Series A 03/01/2030	1.9%
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A 05/15/2023	1.8%
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project) 12/01/2040	1.8%
Southeast Alabama Gas Supply District Revenue Bonds, Series B 06/01/2049	1.7%
Other	70.0%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top States
Texas	21.9%
New York	15.3%
California	7.1%
Louisiana	6.3%
Pennsylvania	5.2%
New Jersey	4.9%
Florida	4.8%
New Hampshire	3.5%
Alabama	3.1%
Washington	2.8%
Other	25.1%
100.0%

46	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.0%)
Alabama (3.1%)
Black Belt Energy Gas District Revenue Bonds, Series A, 4.00%, 08/01/2047 (a)	$1,000,000	$1,037,940
Southeast Alabama Gas Supply District Revenue Bonds, Series B, 2.36%, 06/01/2049 (a)	1,250,000	1,240,775
		2,278,715
Alaska (1.4%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,052,740
California (7.1%)
Bay Area Toll Authority Revenue Bonds, Series A, 2.95%, 04/01/2047 (a)	350,000	354,816
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 5.47%, 08/01/2025 (b)	1,000,000	717,270
Los Angeles Community College District General Obligation Unlimited Bonds
Series A, 5.50%, 08/01/2025	1,000,000	1,028,370
Series I, 4.00%, 08/01/2029	400,000	427,452
M-S-R Energy Authority Gas Revenue Bonds
Series B, 6.13%, 11/01/2029	500,000	604,705
Series A, 6.50%, 11/01/2039	500,000	667,860
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	318,324
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,057,520
		5,176,317
District of Columbia (0.8%)
Convention & Sports Authority Revenue Bonds, Series A, 5.00%, 10/01/2030	500,000	570,970
Florida (4.8%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,017,150
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,014,970
County of Escambia Revenue Bonds , 5.00%, 10/01/2046	1,000,000	1,086,830
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	276,852
Volusia County Educational Facility Authority Revenue Bonds (EMBRY- Riddle Aeronautical University, Inc.), 5.00%, 10/15/2047	100,000	107,852
		3,503,654
Georgia (2.2%)
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	500,000	506,475
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	101,040
Monroe Country Development Authority Revenue Bonds, 2.35%, 10/01/2048 (a)	1,000,000	990,840
		1,598,355
Hawaii (0.9%)
City & County Honolulu HI Wastewater System Revenue Bonds, Series A, 5.00%, 07/01/2047	560,000	621,169
Illinois (1.9%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	541,035
State of Illinois General Obligation Unlimited Bonds, Series D, 5.00%, 11/01/2021	815,000	844,560
		1,385,595
Kentucky (0.7%)
Kentucky Public Energy Authority Revenue Bonds, Series A, 4.00%, 04/01/2048 (a)	500,000	519,980
Louisiana (6.3%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	552,101
Louisiana Public Facilities Authority Revenue Bonds (Pre-refunded @ $100, 05/15/2026),
3.00%, 05/15/2031	10,000	10,196
3.00%, 05/15/2031	990,000	913,453
Louisiana Public Facilities Authority Revenue Bonds (Entergy Louisiana LLC), Series B, 3.50%, 06/01/2030	1,000,000	973,410
New Orleans Aviation Board Revenue Bonds (Louis Armstrong International Airport), 5.00%, 01/01/2028	500,000	567,150
New Orleans Aviation Board Revenue Bonds (Parking Facilities Corp.), 5.00%, 10/01/2027	250,000	284,030
Parish of St. Charles Gulf Opportunity Zone Revenue Bonds (Valero Project), 4.00%, 12/01/2040 (a)	1,250,000	1,301,613
		4,601,953
Massachusetts (1.4%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D, 5.50%, 08/01/2019	1,000,000	1,026,400
Michigan (1.3%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	918,747
Minnesota (0.7%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	506,985
Nebraska (1.1%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	799,425

See accompanying Notes to Financial Statements.

2018 Annual Report	47

Statement of Investments (continued)

October 31, 2018

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Hampshire (3.5%)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College)
5.00%, 08/01/2035	$250,000	$273,398
5.00%, 08/01/2036	245,000	266,533
5.25%, 06/01/2039	1,000,000	1,019,410
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,020,400
		2,579,741
New Jersey (4.9%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,051,880
New Jersey Educational Facilities Authority Revenue Bonds (The College of New Jersey), Series F, 4.00%, 07/01/2033	100,000	102,116
New Jersey Turnpike Authority Revenue Bonds, Series A, 5.00%, 01/01/2031	850,000	948,957
Newark Housing Authority Revenue Bonds (Newark Redevelopment Project), 4.00%, 01/01/2037	500,000	502,530
		3,605,483
New York (15.3%)
City of Yonkers General Obligation Limited Bonds, Series A, 3.00%, 05/15/2019	1,000,000	1,001,270
Hudson Yards Infrastructure Corp. Revenue Bonds, Series A, 5.00%, 02/15/2042	1,000,000	1,097,230
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,078,550
New York City Water & Sewer System Revenue Bonds, Series EE, 5.00%, 06/15/2037	295,000	328,598
New York State Dormitory Authority Revenue Bonds, Series A, 5.00%, 03/15/2033	850,000	936,989
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,551,500
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,316,879
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,002,480
Port Authority of New York & New Jersey Revenue Bonds, 5.00%, 10/15/2042	560,000	619,270
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,047,350
Village of Johnson City General Obligation Limited Bonds, 4.00%, 10/03/2019	175,000	175,719
		11,155,835
North Dakota (1.4%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,011,150
Pennsylvania (5.2%)
Lehigh County Industrial Development Authority Revenue Bonds (PPL Electric Utilities Corp.), 1.80%, 02/15/2027 (a)	800,000	770,040
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	820,120
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	1,850,000	2,172,973
		3,763,133
Puerto Rico (1.4%)
Commonwealth of Puerto Rico General Obligation Unlimited Bonds, Series A 5.50%, 07/01/2020	500,000	515,590
5.50%, 07/01/2020	500,000	515,590
		1,031,180
Rhode Island (1.0%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	739,673
South Carolina (1.6%)
City of Rock Hill SC Combined Utility System Revenue Bonds
5.00%, 01/01/2025	500,000	565,185
5.00%, 01/01/2026	500,000	568,850
		1,134,035
Tennessee (1.5%)
Knox County Health Educational & Housing Facilities Board Revenue Bonds (University Health System, Inc.),
5.00%, 09/01/2036	500,000	535,040
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	552,350
		1,087,390
Texas (21.9%)
City of Houston TX General Obligation Limited Bonds (Pre-refunded @ $100, 03/01/2019),
Series A, 5.00%, 03/01/2030	1,405,000	1,419,275
Series A, 5.00%, 03/01/2030	170,000	171,562
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,053,010
Harris Country Toll Road Authority Revenue Bonds, Series A, 4.00%, 08/15/2048	500,000	492,265
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,170,000	6,111,043
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,024,400

See accompanying Notes to Financial Statements.

48	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Baylor Scott & White Obligated Group), 5.00%, 11/15/2029	$800,000	$897,448
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Texas Health Resources Obligated Group), Series A, 4.00%, 02/15/2036	1,000,000	1,004,610
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,082,690
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	1,500,000	1,710,195
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,014,310
		15,980,808
Utah (0.1%)
Salt Lake City Corp. Airport Revenue Bonds, Series B, 5.00%, 07/01/2042	100,000	109,324
Virginia (0.8%)
Hampton Roads Transportation Accountability Commission Revenue Bonds, Series A, 5.00%, 07/01/2048	500,000	558,755
Washington (2.8%)
State of Washington General Obligation Unlimited Bonds, Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,010,360
West Virginia (0.8%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	548,680
Wisconsin (1.1%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	536,525
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Froedtert Health, Inc. Obligated Group), Series 2017 A, 5.00%, 04/01/2035	250,000	276,352
		812,877
Total Municipal Bonds		70,689,429
SHORT-TERM INVESTMENT (1.8%)
UNITED STATES (1.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (c)	1,336,170	1,336,170
Total Short-Term Investment		1,336,170
Total Investments (Cost $70,387,570) (d)—98.8%		72,025,599

Other Assets in Excess of Liabilities—1.2%		850,646
Net Assets—100.0%		$72,876,245

(a)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	The rate shown reflects the yield at October 31, 2018.
(c)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2018 Annual Report	49

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine Ultra Short Municipal Income Fund (the “Predecessor Fund”) in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen Ultra Short Municipal Income Fund (Institutional Class shares net of fees) returned 1.34% for the 12-month period ended October 31, 2018, versus the 0.65% return of its benchmark, the Bloomberg Barclays 1 Year Municipal Bond (1-2) Index. For broader comparison, the average return of the Fund’s peer category of Short Municipal Debt Funds (comprising 49 funds), as measured by Lipper, Inc., was 0.36% for the period.

The U.S. Federal Reserve’s (Fed’s) actions remained a key driver of the municipal market performance during the reporting period, as the central bank raised its benchmark interest rate in four 25-basis point (bps) increments to a range of 2.00%-2.25%. Against this backdrop, the U.S. Treasury and the municipal market yield curves moved upward and flattened, with short- and intermediate-duration1 maturities underperforming the most. In turn, higher interest rates resulted in negative returns for the Bloomberg Barclays Municipal Bond Index,2 a broad municipal bond market benchmark, for six out of the twelve months within the reporting period. The municipal bond market outperformed its taxable bond counterpart over the reporting period, as the Bloomberg Barclays U.S. Aggregate Bond Index3 returned -2.05%. Generally solid fundamentals, overall positive investor demand and moderating supply supported the municipal market.

Over the reporting period, the Fund’s effective average maturity was less than 30 days versus an average maturity of 32 days on October 31, 2017. Given the municipal market sell-off in the short end of the municipal bond curve, this lower average maturity, compared to an average maturity of more than one-year for its benchmark, the Bloomberg Barclays 1-Year Municipal Bond (1-2) Index, enabled the Fund to maintain a relatively stable net asset value (NAV) over the 12-month period.

The short end of the municipal bond curve saw yields spike throughout the reporting period, given continued Fed monetary policy tightening. Despite the dramatic sell-off at the short end of the municipal bond curve, the Fund experienced relatively low movement in NAV. A major contributor to the stability of the Fund’s NAV was the position in variable-rate demand notes (VRDNs), which comprised 70% of the Fund’s net assets. These securities trade at par value and do not fluctuate. Additionally, their rates reset on a daily or weekly basis, which allowed the Fund to capture incremental yields as the Fed continued to raise interest rates.

The Fund’s performance relative to the benchmark for the reporting period was bolstered mainly by holdings in BBB rated4 and A rated securities, as their spreads compressed5 more than their higher-rated counterparts. Given the outperformance of lower-investment-grade6 securities and the potential for spread-widening, we increased the Fund’s overall credit quality over the reporting period.

Positive contributors to the Fund’s total return during the reporting period included the exposures to manufactured goods (largely metals), resource recovery and hospitals. In terms of the Fund’s positioning among individual states, allocations to Mississippi, New York and California were the largest contributors to the total return. There were no meaningful detractors from the Fund’s total return from either a sector or state perspective.

We believe that new municipal issuance will experience an uptick in the fourth quarter of 2018, but generally will be well absorbed by investor demand. The Fed is expected to raise interest rates again at its meeting in December 2018, and an additional three times in 2019, which will likely result in higher municipal yields. Nonetheless, in our view, municipal fundamentals remain strong overall and economic growth in the U.S. is fairly robust. Against this backdrop, municipalities are looking to strengthen their balance sheets and local defaults remain low. Nevertheless, we are avoiding areas that are experiencing deteriorating fundaments, including Illinois, Connecticut and Michigan, as well as Chicago and the Commonwealth of Puerto Rico.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	The Bloomberg Barclays Municipal Bond Index tracks the performance of investment-grade, tax-exempt bonds with a maturity of at least one year. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
3	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market.
4	The credit ratings of S&P Global Ratings, Moody’s Corporation and Fitch Ratings express the respective agencies’ opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from AAA to D (Aaa to C for Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	When a bond price rises, its yield declines. The spread on bonds is usually expressed as the difference between bonds of the same maturity but different credit quality. Spread compression occurs when the yield on a previously higher-yielding bond comes down due to strong demand.
6	Companies whose bonds are rated as “investment-grade” usually have a lower chance of defaulting on their debt than those rated as “non-investment grade.” These bonds generally are issued by long-established companies with strong balance sheets. Bonds rated BBB or above by major credit rating agencies are considered investment-grade.

50	Annual Report 2018

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

In terms of portfolio positioning, with municipal spreads near their tightest levels since 2007, we have increased the Fund’s allocation to higher-rated securities. We anticipate maintaining this stance as we do not see sufficient value in moving down in credit quality, especially given that we are at a later stage of the credit cycle. Additionally, given our outlook on interest rates, we do not foresee changing the Fund’s duration positioning dramatically in the near future.

Portfolio Management:

U.S. Municipal Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 0.50% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	51

Aberdeen Ultra Short Municipal Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	1.09%	0.53%	0.96%
	w/SC2	0.59%	0.43%	0.91%
Institutional Class[3]	w/o SC	1.34%	0.80%	1.21%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 0.50% front-end sales charge was deducted.
3	Not subject to any sales charges.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Ultra Short Municipal Income Fund, Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

Bloomberg Barclays Municipal Bond: 1 Year (1-2) Index is a total return benchmark of BAA3 ratings or better designed to measure returns for tax exempt assets.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

52	Annual Report 2018

Aberdeen Ultra Short Municipal Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Municipal Bonds	102.1%
Liabilities in Excess of Other Assets	(2.1)%
100.0%

Top Holdings
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A 11/01/2032	6.2%
Chicago Board of Education General Obligation Unlimited Bonds, Series DCL-2012-001 03/01/2034	4.3%
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP), Series A 07/01/2029	4.3%
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.), Series A 08/01/2023	3.9%
Iowa Finance Authority Revenue Solid Waste Facilities Revenue Bonds (MidAmerican Energy Co.) 12/01/2047	2.9%
Mercer County Pollution Control Revenue Commercial Paper Notes 11/08/2018	2.5%
West Virginia Economic Development Authority Revenue Bonds (Appalachian Power Co.), Series A 02/01/2036	2.3%
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B 02/01/2029	2.3%
Gainesville & Hall County Hospital Authority Revenue Bonds (Northeast Georgia Health System Obligated Group), Series 2017 02/15/2047	2.0%
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.), Series A 11/01/2033	1.8%
Other	67.5%
100.0%

Top States
California	10.8%
Mississippi	10.1%
Alabama	8.2%
Florida	7.2%
Pennsylvania	5.7%
New York	5.4%
Georgia	5.2%
Texas	5.1%
Illinois	4.4%
Iowa	4.3%
Other	33.6%
100.0%

2018 Annual Report	53

Statement of Investments

October 31, 2018

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (102.1%)
Alabama (8.2%)
Alabama Housing Finance Authority Multi-Family Housing Revenue Bonds (Phoenix Apartments Project), Series A, 1.90%, 01/01/2036 (a)	$3,667,000	$3,667,000
Columbia Industrial Development Board Revenue Bonds (Alabama Power Co.), 1.75%, 06/01/2028 (a)	6,300,000	6,300,000
Eutaw Industrial Development Board Revenue Bonds (Mission Power Co.), 1.95%, 12/01/2020 (a)	6,250,000	6,250,000
Health Care Authority for Baptist Health Revenue Bonds, Series B
2.07%, 11/15/2037 (a)	2,975,000	2,975,000
2.19%, 11/01/2042 (a)	18,200,000	18,200,000
Mobile Industrial Development Board Revenue Bonds (Alabama Power Co.), Series A, 1.74%, 04/01/2031 (a)	8,800,000	8,800,000
Tuscaloosa County Industrial Development Authority Revenue Bonds (Nucor Corp.), Series A, 1.89%, 09/01/2020 (a)	7,400,000	7,400,000
Walker County Economic & Industrial Development Authority Revenue Bonds (Alabama Power Co.), 1.74%, 12/01/2036 (a)	12,700,000	12,700,000
West Jefferson Industrial Development Board Revenue Bonds (Alabama Power Co.), 1.74%, 12/01/2038 (a)	18,140,000	18,140,000
		84,432,000
Alaska (0.0%)
Alaska Housing Finance Corp. Revenue Bonds, Series A, 1.70%, 06/01/2032 (a)	175,000	175,000
Arizona (2.8%)
Cochise County Pollution Control Corp. Revenue Bonds (Arizona Electric Power Cooperative, Inc.), 1.88%, 09/01/2024 (a)	11,200,000	11,198,208
Phoenix Industrial Development Authority Solid Waste Revenue Bonds (Republic Services, Inc.), 1.85%, 12/01/2035 (a)	16,500,000	16,500,000
Scottsdale Industrial Development Authority Revenue Bonds (Scottsdale Healthcare Hospitals Obligated Group), Series F, 1.86%, 09/01/2045 (a)	1,450,000	1,450,000
		29,148,208
Arkansas (2.5%)
Arkansas Development Finance Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), 2.19%, 09/01/2044 (a)	17,037,000	17,037,000
City of Blytheville Revenue Bonds (Nucor Corp. Project), 1.82%, 01/02/2033 (a)	8,500,000	8,500,000
		25,537,000
California (10.8%)
California Infrastructure & Economic Development Bank Revenue Bonds (Westside Waldorf School Project), 2.20%, 10/01/2028 (a)	2,000,000	2,000,000
California Pollution Control Financing Authority Revenue Bonds (Republic Services, Inc.)
Series A, 1.85%, 08/01/2023 (a)(b)	40,000,000	40,000,000
Series 2017-A1, 2.08%, 11/01/2042 (a)(b)	5,000,000	4,999,550
California Statewide Communities Development Authority Revenue Bonds (Dignity Health Obligated Group)
Series F, 1.85%, 07/01/2040 (a)	1,125,000	1,125,000
Series D, 1.81%, 07/01/2041 (a)	3,750,000	3,750,000
California Statewide Communities Development Authority Revenue Bonds (Kennerly-Spratling, Inc.), Series A, 2.00%, 06/01/2020 (a)	290,000	290,000
California Statewide Communities Development Authority Revenue Bonds (Westgate Pasadena Apartments Project), Series B, 2.08%, 04/01/2042 (a)	8,935,000	8,935,000
Palomar Pomerado Health Care Certificates of Particpation
Series C, 2.13%, 11/01/2036 (a)	18,150,000	18,150,000
Series B, 2.14%, 11/01/2036 (a)	13,750,000	13,750,000
Series A, 2.15%, 11/01/2036 (a)	12,525,000	12,525,000
Tender Option Bond Trust Receipts/Certificates, 1.90%, 05/01/2043 (a)(b)	5,000,000	5,000,000
		110,524,550
Colorado (1.6%)
Tender Option Bond Trust Receipts/Certificates
1.90%, 12/01/2043 (a)(b)	4,000,000	4,000,000
1.87%, 12/01/2048 (a)(b)	12,450,000	12,450,000
		16,450,000
Connecticut (2.8%)
Capital City Economic Development Authority Revenue Bonds, Series B
1.70%, 06/15/2024 (a)	7,250,000	7,250,000
1.70%, 06/15/2034 (a)	15,455,000	15,455,000
Long Hill Fire District General Obligation Unlimited Bonds, 2.50%, 11/05/2018	6,100,000	6,100,366
		28,805,366
Delaware (0.5%)
Delaware State Economic Development Authority Revenue Bonds (Delmarva Power & Light Co.), 1.80%, 10/01/2029 (a)	2,500,000	2,500,000
Sussex County Revenue Bonds (Baywood LLC), Series A, 1.78%, 11/01/2027 (a)	2,400,000	2,400,000
		4,900,000

See accompanying Notes to Financial Statements.

54	Annual Report 2018

Statement of Investments (continued)

October 31, 2018

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
Florida (7.2%)
Broward County Industrial Development Revenue Bonds (Florida Power & Light Co.), 1.72%, 06/01/2045 (a)	$4,650,000	$4,650,000
Florida Development Finance Corp. Revenue Bonds (Shands Jacksonville Medical Center Obligated Group), Series B, 2.22%, 02/01/2029 (a)	23,800,000	23,800,000
Lee County Industrial Development Authority Revenue Bonds (Florida Light & Power Co.)
Series B, 1.72%, 12/01/2046 (a)	3,210,000	3,210,000
Series A, 1.73%, 12/01/2046 (a)	15,300,000	15,300,000
Miami-Dade County Expressway Authority Toll System Revenue Bonds
Series DCL-2012-004, 1.94%, 08/01/2028 (a)(b)	10,000,000	10,000,000
Series DCL-2012-005, 1.83%, 07/01/2033 (a)(b)	11,355,000	11,355,000
Miami-Dade County School Board Certifcates of Participation, Series DCL-2013-005, 1.83%, 05/01/2037 (a)(b)	2,185,000	2,185,000
St. Lucie County Soild Waste Disposal Revenue Bonds (Florida Power & Light Co.), 1.70%, 05/01/2024 (a)	3,400,000	3,400,000
		73,900,000
Georgia (5.2%)
Burke County Development Authority Revenue Bonds (Georgia Power Co.), 1.89%, 10/01/2032 (a)	16,200,000	16,200,000
Coweta County Development Authority Revenue Bonds (Georgia Power Co.), 1.89%, 06/01/2032 (a)	6,000,000	6,000,000
Douglas County Development Authority Revenue Bonds (Electrical Fiber Systems, Inc.), 1.95%, 12/01/2021 (a)	600,000	600,000
Floyd County Development Authority Revenue Bonds (Georgia Power Co.), 1.89%, 09/01/2026 (a)	1,800,000	1,800,000
Gainesville & Hall County Hospital Authority Revenue Bonds (Northeast Georgia Health System Obligated Group), Series 2017, 1.84%, 02/15/2047 (a)	20,000,000	20,000,000
Heard County Development Authority Revenue Bonds (Georgia Power Co.), 1.88%, 12/01/2037 (a)	1,700,000	1,700,000
Monroe County Development Authority Revenue Bonds (Georgia Power Co.), 1.89%, 04/01/2032 (a)	2,750,000	2,750,000
Puttable Floating Option Tax-Exempt Receipts, Series DCL 2007-4174, 1.94%, 10/01/2024 (a)(b)	4,500,000	4,500,000
		53,550,000
Illinois (4.4%)
Chicago Board of Education General Obligation Unlimited Bonds, Series DCL-2012-001, 2.05%, 03/01/2034 (a)(b)	44,260,000	44,260,000
Illinois Finance Authority Revenue Bonds (Chicago Charter School Foundation Project), 3.00%, 12/01/2018	125,000	125,029
State of Illinois General Obligation Unlimited Bonds, Series A, 5.00%, 04/01/2019	1,000,000	1,009,450
		45,394,479
Indiana (4.1%)
City of South Bend Economic Development Revenue Bonds (Dynamic R.E.H.C., Inc.), 1.79%, 09/01/2020 (a)	85,000	85,000
City of Whiting Environmental Facilities Revenue Bonds (BP Products North America, Inc.), 2.35%, 12/01/2044 (a)	15,000,000	15,025,950
County of Jasper Pollution Control Revenue Bonds (Northern Indiana Public Service Co.), Series C, 5.85%, 04/01/2019	2,000,000	2,029,020
Elkhart County Revenue Bonds, 1.88%, 01/01/2035 (a)	6,493,000	6,493,000
Indiana Finance Authority Environmental Improvement Revenue Bonds (ArcelorMittal USA, Inc.), 1.79%, 08/01/2030 (a)	18,675,000	18,675,000
		42,307,970
Iowa (4.3%)
Cirty of Coralville Revenue Bonds, Series D, 3.00%, 05/01/2019	500,000	498,975
Iowa Finance Authority Midwestern Disaster Area Economic Development Revenue Bonds (CJ Bio America, Inc.), 1.92%, 04/01/2022 (a)	12,000,000	12,000,000
Iowa Finance Authority Revenue Solid Waste Facilities Revenue Bonds (MidAmerican Energy Co.), 1.69%, 12/01/2047 (a)	30,000,000	30,000,000
Iowa Student Loan Liquidity Corp. Revenue Bonds, Senior Series 2011-A1, 4.40%, 12/01/2018	1,205,000	1,206,964
		43,705,939
Kansas (0.2%)
City of Dodge City Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 1.90%, 03/01/2027 (a)	1,000,000	1,000,000
City of Liberal Industrial Development Revenue Bonds (National Beef Packing Co. LLC), 1.90%, 02/01/2029 (a)	1,000,000	1,000,000
		2,000,000
Kentucky (0.8%)
Louisville Regional Airport Authority Revenue Bonds (United Parcel Service, Inc.), Series B, 1.75%, 01/01/2029 (a)	5,000,000	5,000,000
Pulaski County Solid Waste Disposal Revenue Bonds (East Kentucky Power Cooperative, Inc.), Series B, 1.88%, 08/15/2023 (a)	3,300,000	3,295,611
		8,295,611

See accompanying Notes to Financial Statements.

2018 Annual Report	55

Statement of Investments (continued)

October 31, 2018

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
Louisiana (2.1%)
East Baton Rouge Parish Industrial Development Board Revenue Bonds (Georgia Pacific LLC), 1.77%, 06/01/2029 (a)(b)	$10,200,000	$10,200,000
Louisiana Public Facilities Authority Revenue Bonds (St Mary’s Dominican High School Corp.), Series B, 1.94%, 07/01/2033 (a)	325,000	325,000
North Webster Parish Industrial District Revenue Bonds (Continental Structural Plastics of Louisiana LLC), 3.56%, 09/01/2021 (a)	705,000	705,000
Plaquemines Port Harbor & Terminal District Revenue Bonds (International Marine Terminal Partnership Project), Series A, 1.80%, 03/15/2025 (a)	10,000,000	9,983,300
		21,213,300
Maine (0.7%)
City of Old Town Solid Waste Disposal Revenue Bonds (Georgia-Pacific LLC), 1.75%, 12/01/2024 (a)(b)	7,000,000	7,000,000
Maryland (1.6%)
Maryland Economic Development Corp. Revenue Bonds (Linemark Printing/501 Prince George’s Boulevard Obligated Group), 2.10%, 12/01/2033 (a)	6,490,000	6,490,000
Maryland Economic Development Corp. Revenue Bonds (Redrock LLC Facility), 2.10%, 11/01/2022 (a)	805,000	805,000
Maryland Industrial Development Financing Authority Revenue Bonds (Occidental Petroleum Corp.), 1.75%, 03/01/2030 (a)	7,550,000	7,550,000
Washington County Revenue Bonds (Conservit, Inc.), 2.10%, 02/01/2023 (a)	1,925,000	1,925,000
		16,770,000
Michigan (0.6%)
Michigan State Housing Development Authority Revenue Bonds, Series A, 1.75%, 10/01/2037 (a)	1,050,000	1,050,000
Wayne County Airport Authority Revenue Bonds, Series A, 5.00%, 12/01/2018	5,000,000	5,011,750
		6,061,750
Mississippi (10.1%)
Mississippi Business Finance Corp. Revenue Bonds (Mississippi Power Co.)
1.95%, 07/01/2025 (a)	10,600,000	10,600,000
1.95%, 12/01/2027 (a)	9,400,000	9,400,000
1.95%, 05/01/2028 (a)	13,520,000	13,520,000
Mississippi Business Finance Corp. Revenue Bonds (PSL-North America), Series A, 4.17%, 11/01/2032 (a)	63,000,000	63,000,000
Mississippi Business Finance Corp. Revenue Bonds (Tri-State Truck Center, Inc.), 1.80%, 03/01/2033 (a)	3,480,000	3,480,000
Mississippi Hospital Equipment & Facilities Authority Revenue Bonds (Baptist Memorial Health Care Obligated Group), Series B2, 2.13%, 09/01/2022 (a)	3,500,000	3,496,640
		103,496,640
Nevada (0.3%)
Director of the State of Nevada Department of Business and Industry Revenue Bonds (Republic Services, Inc.), 2.25%, 12/01/2026 (a)(b)	3,000,000	3,000,330
New Jersey (2.2%)
City of Newark General Obligation Unlimited Bonds, 3.50%, 10/09/2019	14,825,000	14,958,870
New Jersey Economic Development Authority Revenue Bonds
Series DD-1, 5.00%, 12/15/2018	1,500,000	1,504,485
1.89%, 12/15/2020 (a)(b)	4,960,000	4,960,000
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series A, 5.00%, 12/15/2018	1,360,000	1,364,406
		22,787,761
New York (5.4%)
City of Port Jervis General Obligation Limited Bonds, 3.00%, 10/10/2019	5,000,000	5,028,200
City of Yonkers General Obligation Limited Bonds, Series A
3.00%, 05/15/2019	15,000,000	15,019,050
3.13%, 05/15/2019	2,115,394	2,119,477
East Ramapo Central School District General Obligation Unlimited Bonds, 3.00%, 04/26/2019	9,798,000	9,843,756
New York City General Obligation Unlimited Bonds
Series C-4, 1.92%, 10/01/2027 (a)	7,650,000	7,650,000
Series J-2, 2.01%, 06/01/2036 (a)	10,525,000	10,525,000
New York City Industrial Development Agency Revenue Bonds (Novelty Crystal Corp.), 2.05%, 12/01/2034 (a)	1,300,000	1,300,000
New York City Transitional Finance Authority Future Tax Secured Revenue Bonds, Series B, 1.73%, 11/01/2022 (a)	3,500,000	3,500,000
		54,985,483
North Carolina (3.1%)
Hertford County Industrial Facilities & Pollution Control Financing Authority Revenue Bonds (Nucor Corp.)
Series B, 1.82%, 11/01/2033 (a)	13,100,000	13,100,000
Series A, 1.82%, 11/01/2033 (a)	18,900,000	18,900,000
		32,000,000
North Dakota (2.5%)
Mercer County Pollution Control Revenue Commercial Paper Notes, 1.78%, 11/08/2018	25,860,000	25,860,000

See accompanying Notes to Financial Statements.

56	Annual Report 2018

Statement of Investments (concluded)

October 31, 2018

Aberdeen Ultra Short Municipal Income Fund

	Shares or Principal Amount	Value (US$)
Ohio (0.9%)
Ohio Water Development Authority Solid Waste Revenue Bonds (Waste Management, Inc.), 1.70%, 11/01/2022 (a)	$1,750,000	$1,750,000
State of Ohio Hospital Revenue Bonds (University Hospitals Health System, Inc.), Series B, 1.86%, 01/15/2045 (a)	7,150,000	7,150,000
		8,900,000
Oregon (1.0%)
Gilliam County Solid Waste Disposal Revenue Bonds (Waste Management, Inc.), Series A, 2.25%, 07/01/2038 (a)	10,000,000	9,990,200
Pennsylvania (5.7%)
Allentown City School District General Obligation Limited Bonds, 2.20%, 01/02/2019	5,750,000	5,747,413
County of Cumberland Municipal Authority Revenue Bonds (Diakon Lutheran Social Ministries Obligated Group), 5.00%, 01/01/2019	2,315,000	2,324,746
Emmaus General Authority Revenue Bonds, 1.68%, 12/01/2028 (a)	5,850,000	5,850,000
Franklin County Industrial Development Authority Revenue Bonds (Precast System LLC), Series A, 2.10%, 11/01/2021 (a)	445,000	445,000
Pennsylvania Economic Development Financing Authority Solid Waste Disposal Revenue Bonds (Waste Management PA Obligated Group), 1.80%, 08/01/2045 (a)	14,000,000	14,000,000
Philadelphia Authority for Industrial Development Revenue Bonds (Thomas Jefferson University Obligated Group), Series 2017B, 1.87%, 09/01/2050 (a)	14,000,000	14,000,000
Tender Option Bond Trust Receipts/Certificates, Series 2017-XG0159, 1.77%, 07/01/2036 (a)(b)	16,140,000	16,140,000
		58,507,159
Tennessee (0.1%)
Wilson County Industrial Development Board Revenue Bonds (Kenwal Steel Tennessee LLC), 1.93%, 06/01/2037 (a)(b)	980,000	980,000
Texas (5.1%)
La Salle County General Obligation Unlimited Bonds, Series B, 5.00%, 03/01/2019	1,025,000	1,034,666
Love Field Airport Modernization Corp. Special Facilities Revenue Bonds (Southwest Airlines Co.), 5.00%, 11/01/2018	1,300,000	1,300,000
Mission Economic Development Corp. Solid Waste Disposal Revenue Bonds (Republic Services, Inc.), 1.85%, 01/01/2026 (a)	3,000,000	3,000,000
Port of Corpus Christi Authority of Nueces County Solid Waste Disposal Revenue Bonds (Flint Hills Resources LP)
Series A, 1.73%, 07/01/2029 (a)(b)	44,075,000	44,075,000
Series F, 1.82%, 01/01/2032 (a)	1,400,000	1,400,000
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds (Barton Creek Senior Living Center, Inc.), 5.00%, 11/15/2018	1,195,000	1,195,968
		52,005,634
Utah (0.1%)
Tender Option Bond Trust Receipts/Certificates, Series 2017-XM0493, 1.85%, 07/01/2047 (a)(b)	1,500,000	1,500,000
Vermont (0.3%)
Vermont Housing Finance Agency Revenue Bonds, Series 19B, 1.73%, 05/01/2033 (a)	2,560,000	2,560,000
West Virginia (2.3%)
West Virginia Economic Development Authority Revenue Bonds (Appalachian Power Co.), Series A, 1.72%, 02/01/2036 (a)	24,000,000	24,000,000
Wisconsin (2.3%)
Marshfield Housing Authority Revenue Bonds (Wildwood Regency Housing LLC Project), 1.87%, 09/01/2033 (a)	2,320,000	2,320,000
Milwaukee Redevelopment Authority Revenue Bonds (Kubin Nicholson Corp.), Series A, 1.75%, 08/01/2020 (a)	220,000	220,000
Village of Menomonee Falls Industrial Development Revenue Bonds (Reich Tool & Design, Inc.), 1.75%, 11/01/2036 (a)	2,360,000	2,360,000
Wisconsin Public Finance Authority Revenue Bonds (Waste Management, Inc.), 1.80%, 10/01/2025 (a)	18,000,000	18,000,000
Wisconsin State Health & Educational Facilities Revenue Bond (Community Care, Inc.), 1.75%, 09/01/2032 (a)	250,000	250,000
		23,150,000
Wyoming (0.3%)
Gillette Environmental Improvement Revenue Bonds (Black Hills Corp.), Series A, 1.79%, 06/01/2024 (a)	2,855,000	2,855,000
Total Municipal Bonds		1,046,749,380
Total Investments (Cost $1,046,832,954) (c)—102.1%		1,046,749,380

Liabilities in Excess of Other Assets—(2.1)%		(21,182,537)
Net Assets—100.0%		$1,025,566,843

(a)	Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2018. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.

See accompanying Notes to Financial Statements.

2018 Annual Report	57

Statements of Assets and Liabilities

October 31, 2018

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen High Yield Managed Duration Municipal Fund
Assets:
Investments, at value	$3,778,741	$22,425,277	$14,731,048	$205,035,903
Short-term investments, at value	377,434	1,187,484	1,032,167	142,377
Cash collateral pledged for swaps contracts	–	–	152,353	–
Foreign currency, at value	105,815	–	197,711	–
Cash collateral pledged for futures	6,846	–	99,066	–
Cash at broker for forward foreign currency contracts	–	70,000	20,000	–
Cash	10,000	118,334	–	–
Cash at broker for China A shares	7	–	–	–
Interest and dividends receivable	76,782	392,092	173,606	2,979,081
Receivable for investments sold	–	17,429	140,206	1,240,000
Unrealized appreciation on forward foreign currency exchange contracts	18,667	38,059	191,932	–
Receivable from Adviser	12,911	14,019	25,287	71,510
Variation margin receivable for futures contracts	6,696	–	83,031	–
Over-the-counter credit default swaps, at value (net upfront payments of $0, $0, $30,823 and $0, respectivley)	–	–	30,545	–
Receivable for capital shares issued	–	7,964	89	42,429
Prepaid expenses	18,536	37,186	35,062	–

Total assets	4,412,435	24,307,844	16,912,103	209,511,300

Liabilities:
Due to custodian	–	–	3,500	–
Payable for investments purchased	–	220,022	–	1,820,943
Unrealized depreciation on forward foreign currency exchange contracts	34,641	70,248	89,209	–
Over-the-counter credit default swaps, at value (net upfront receipts of $0, $0, $2,673 and $0, respectively)	–	–	7,989	–
Cash due to broker for forward foreign currency contracts	–	10,000	30,000	–
Distributions payable	–	–	–	18,711
Payable for capital shares redeemed	–	–	1,372	196,133
Accrued foreign capital gains tax	–	10,356	–	–
Variation margin payable for centrally cleared swaps	–	–	1,843	–
Accrued expenses and other payables:
Audit fees	42,148	42,149	47,650	41,750
Investment advisory fees	1,853	15,377	8,435	115,901
Custodian fees	7,078	4,589	22,645	9,183
Administration fees	297	1,640	1,125	18,313
Sub-transfer agent and administrative services fees	2,496	1,824	2,678	9,608
Transfer agent fees	3,691	3,435	3,224	3,249
Distribution fees	100	2,144	446	9,214
Printing fees	2,946	1,037	3,127	–
Legal fees	72	396	285	3,153
Fund accounting fees	182	835	493	–
Other	9,614	4,775	1,976	22,176

Total liabilities	105,118	388,827	225,997	2,268,334

Net Assets	$4,307,317	$23,919,017	$16,686,106	$207,242,966

Cost:
Investments	$4,145,225	$24,916,188	$15,045,524	$208,574,535
Short-term investment	377,434	1,187,484	1,032,167	–
Foreign currency	105,290	–	187,919	–
Represented by:
Capital	$9,717,344	$29,983,959	$16,351,711	$212,841,759
Distributable earnings (accumulated loss)	(5,410,027)	(6,064,942)	334,395	(5,598,793)

Net Assets	$4,307,317	$23,919,017	$16,686,106	$207,242,966

Net Assets:
Class A Shares	$69,583	$1,049,506	$1,119,297	$29,433,376
Class C Shares	91,787	303,788	276,906	–
Class R Shares	10,144	3,825,670	–	–
Institutional Service Class Shares	147,725	19,885	9,768,434	–
Institutional Class Shares	3,988,078	18,720,168	5,521,469	177,809,590

Total	$4,307,317	$23,919,017	$16,686,106	$207,242,966

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

58	Annual Report 2018

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund		Aberdeen High Yield Managed Duration Municipal Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	7,440	117,047	107,539		2,923,755
Class C Shares	9,970	34,117	27,455		–
Class R Shares	1,094	428,304	–		–
Institutional Service Class Shares	14,849	2,211	932,686		–
Institutional Class Shares	423,946	2,082,229	523,119		17,660,814

Total	457,299	2,663,908	1,590,799		20,584,569

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.35	$8.97	$10.41		$10.07
Class C Shares (a)	$9.21	$8.90	$10.09	*	$–
Class R Shares	$9.27	$8.93	$–		$–
Institutional Service Class Shares	$9.95	$8.99	$10.47		$–
Institutional Class Shares	$9.41	$8.99	$10.55		$10.07
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.77	$9.37	$10.87		$10.52
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%		4.25%

*	The NAV shown above differs from the traded NAV on October 31, 2018 due to financial statement rounding and/or financial statement adjustments.

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	59

Statements of Assets and Liabilities (continued)

October 31, 2018

	Aberdeen Tax-Free Income Fund	Aberdeen Ultra Short Municipal Income Fund
Assets:
Investments, at value	$70,689,429	$1,046,749,380
Short-term investments, at value	1,336,170	–
Cash	568,875	5,163,127
Interest and dividends receivable	939,710	2,821,223
Receivable for capital shares issued	–	2,905,762
Receivable from Adviser	18,235	257,539
Prepaid expenses	24,675	–

Total assets	73,577,094	1,057,897,031

Liabilities:
Payable for investments purchased	568,875	30,204,167
Distributions payable	8,351	43,119
Payable for capital shares redeemed	27,677	1,338,866
Accrued expenses and other payables:
Investment advisory fees	26,495	430,391
Audit fees	38,750	48,500
Administration fees	4,987	66,007
Sub-transfer agent and administrative services fees	393	46,605
Custodian fees	2,086	34,087
Distribution fees	1,805	24,387
Fund accounting fees	2,544	19,001
Transfer agent fees	9,961	9,832
Legal fees	1,251	14,868
Printing fees	4,421	–
Other	3,253	50,358

Total liabilities	700,849	32,330,188

Net Assets	$72,876,245	$1,025,566,843

Cost:
Investments	$69,051,400	$1,046,832,954
Short-term investment	1,336,170	–

Represented by:
Capital	$71,227,664	$1,026,112,855
Distributable earnings (accumulated loss)	1,648,581	(546,012)

Net Assets	$72,876,245	$1,025,566,843

Net Assets:
Class A Shares	$7,140,743	$223,254,709
Class C Shares	279,287	–
Class R Shares	10,611	–
Institutional Service Class Shares	18,014	–
Institutional Class Shares	65,427,590	802,312,134

Total	$72,876,245	$1,025,566,843

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

60	Annual Report 2018

Statements of Assets and Liabilities (concluded)

October 31, 2018

	Aberdeen Tax-Free Income Fund	Aberdeen Ultra Short Municipal Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	748,658	22,116,881
Class C Shares	29,338	–
Class R Shares	1,112	–
Institutional Service Class Shares	1,888	–
Institutional Class Shares	6,854,112	79,939,644

Total	7,635,108	102,056,525

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.54	$10.09
Class C Shares (a)	$9.52	$–
Class R Shares	$9.54	$–
Institutional Service Class Shares	$9.54	$–
Institutional Class Shares	$9.55	$10.04
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$9.96	$10.14
Maximum Sales Charge:
Class A Shares	4.25%	0.50%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	61

Statements of Operations

For the Year Ended October 31, 2018

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Global Unconstrained Fixed Income Fund	Aberdeen High Yield Managed Duration Municipal Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Dividend income	$–	$–	$–	$2,087	$1,867
Interest income	297,141	1,553,132	371,119	8,839,043	2,875,291
Foreign tax withholding	(9,484)	(2,428)	–	–	–
Other income	463	2,869	5,686	–	–

Total Income	288,120	1,553,573	376,805	8,841,130	2,877,158

EXPENSES:
Investment advisory fees	29,070	184,864	82,895	1,459,459	326,167
Administration fees	4,651	19,719	11,053	108,049	61,396
Distribution fees Class A	1,477	3,747	2,204	101,020	19,842
Distribution fees Class C	1,137	2,638	2,268	–	4,037
Distribution fees Class R	54	18,910	–	–	53
Sub-transfer agent and administrative service fees Institutional Class	3,443	10,794	5,124	49,758	3,884
Sub-transfer agent and administrative service fees Class A	232	2,399	200	6,860	527
Sub-transfer agent and administrative service fees Class C	73	161	290	–	176
Sub-transfer agent and administrative service fees Class R	–	5,569	–	–	–
Sub-transfer agent and administrative service fees Institutional Service Class	–	–	10,466	–	–
Fund accounting fees	358	2,444	1,267	–	7,279
Transfer agent fees	11,795	10,509	12,645	94,593	59,060
Trustee fees	355	1,434	781	16,090	4,392
Legal fees	2,751	1,425	2,659	27,420	7,456
Compliance fees	–	–	–	9,706	–
Printing fees	11,327	10,183	18,046	21,652	23,292
Custodian fees	23,269	14,873	83,198	36,852	8,107
Registration and filing fees	67,349	71,937	75,130	52,902	77,274
Audit fees	42,150	42,150	47,650	48,330	38,750
Miscellaneous	11,535	–	–	–	–
Other	11,107	15,688	12,937	13,432	19,678

Total expenses before reimbursed/waived expenses	222,133	419,444	368,813	2,046,123	661,370
Interest Expense (a)	501	–	40	21,973	–

Total operating expenses before reimbursed/waived expenses	222,634	419,444	368,853	2,068,096	661,370
Expenses reimbursed	(178,535)	(164,344)	(236,240)	–	(222,152)
Expenses waived by investment adviser	–	–	–	(484,846)	–

Net expenses	44,099	255,100	132,613	1,583,250	439,218

Net Investment Income	244,021	1,298,473	244,192	7,257,880	2,437,940

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(105,672)	(374,761)	45,992	187,903	228,399
Realized gain/(loss) on futures contracts	79,444	–	243,657	–	–
Realized gain/(loss) on swap contracts	–	–	(116,469)	–	–
Realized gain/(loss) on forward foreign currency exchange contracts	14,897	83,538	213,927	–	–
Realized gain/(loss) on foreign currency transactions	(21,809)	(34,540)	(19,092)	–	–

Net realized gain/(loss) from investments, futures contracts, swaps, forward foreign currency exchange contracts and foreign currency transactions	(33,140)	(325,763)	368,015	187,903	228,399

Net change in unrealized appreciation/(depreciation) on investment transactions	(446,290)	(3,009,725)	(497,312)	(3,943,029)	(3,014,856)
Net change in unrealized appreciation/(depreciation) on swap contracts	–	–	67,483	–	–
Net change in unrealized appreciation/(depreciation) on futures contracts	(15,838)	–	9,890	–	–
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts	(23,395)	(34,350)	116,602	–	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(2,734)	2,499	(5,271)	–	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swap contracts, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(488,257)	(3,041,576)	(308,608)	(3,943,029)	(3,014,856)

Net realized/unrealized gain/(loss) from investments, futures contracts, swap contracts, forward foreign currency exchange contracts and foreign currency transactions	(521,397)	(3,367,339)	59,407	(3,755,126)	(2,786,457)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(277,376)	$(2,068,866)	$303,599	$3,502,754	$(348,517)

(a)	See Note 9 for additional information.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

62	Annual Report 2018

Statements of Operations (concluded)

For the Year Ended October 31, 2018

Aberdeen Ultra Short Municipal Income Fund
INVESTMENT INCOME:
Interest income	$17,821,093

Total Income	17,821,093

EXPENSES:
Investment advisory fees	5,024,797
Administration fees	498,148
Distribution fees Class A	486,904
Sub-transfer agent and administrative service fees Institutional Class	224,143
Sub-transfer agent and administrative service fees Class A	44,493
Fund accounting fees	41,887
Transfer agent fees	324,158
Trustee fees	66,118
Legal fees	106,110
Compliance fees	40,616
Printing fees	94,760
Custodian fees	94,065
Registration and filing fees	74,909
Audit fees	57,005
Other	56,991

Total operating expenses before reimbursed/waived expenses	7,235,104
Expenses waived by investment adviser	(2,225,883)

Net expenses	5,009,221

Net Investment Income	12,811,872

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized loss on investment transactions	(1,113)

Net realized loss from investments	(1,113)

Net change in unrealized appreciation/(depreciation) on investment transactions	(32,151)

Net change in unrealized appreciation/(depreciation) from investments	(32,151)

Net realized/unrealized (loss) from investments	(33,264)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$12,778,608

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	63

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$244,021	$787,499	$1,298,473	$1,113,599	$244,192	$224,568
Net realized gain/(loss) from investments, futures contracts, swaps, forward foreign currency exchange contracts and foreign currency transactions	(33,140)	(433,024)	(325,763)	89,159	368,015	(57,969)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps, forward foreign currency exchange contracts and translation of assets and liabilities denominated in foreign currencies	(488,257)	183,509	(3,041,576)	1,328,769	(308,608)	111,096

Changes in net assets resulting from operations	(277,376)	537,984	(2,068,866)	2,531,527	303,599	277,695

Distributions to Shareholders(a):
Class A	(62,781)	–	(82,592)	(21,569)	(2,669)	(10,566)
Class C	(6,256)	–	(12,580)	(4,951)	(810)	(4,764)
Class R	(706)	–	(190,173)	(51,220)	–	–
Institutional Service Class	(4,558)	–	(1,168)	(590)	(33,212)	(123,195)
Institutional Class	(341,465)	–	(1,051,808)	(512,681)	(5,209)	(51,496)

Change in net assets from shareholder distributions	(415,766)	–	(1,338,321)	(591,011)	(41,900)	(190,021)

Change in net assets from capital transactions	(1,387,622)	(23,701,899)	3,757,260	2,653,709	3,133,843	(2,545,971)

Change in net assets	(2,080,764)	(23,163,915)	350,073	4,594,225	3,395,542	(2,458,297)

Net Assets:
Beginning of year	6,388,081	29,551,996	23,568,944	18,974,719	13,290,564	15,748,861

End of year	$4,307,317	$6,388,081	$23,919,017	$23,568,944	$16,686,106	$13,290,564

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

64	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$224,222	$197,708	$603,622	$2,044,646	$735,247	$217,180
Dividends reinvested	62,070	–	82,592	21,569	2,631	10,302
Cost of shares redeemed	(1,255,227)	(183,758)	(1,431,544)	(363,120)	(439,757)	(1,246,071)

Total Class A	(968,935)	13,950	(745,330)	1,703,095	298,121	(1,018,589)

Class C Shares
Proceeds from shares issued	–	7,370	131,000	–	68,987	28,226
Dividends reinvested	5,081	–	10,325	4,032	779	4,399
Cost of shares redeemed	(76,566)	(158,699)	(63,128)	(143,474)	(41,779)	(187,729)

Total Class C	(71,485)	(151,329)	78,197	(139,442)	27,987	(155,104)

Class R Shares
Proceeds from shares issued	–	–	3,090,580	2,017,827	–	–
Dividends reinvested	706	–	190,173	51,220	–	–
Cost of shares redeemed(b)	–	–	(1,849,359)	(484,492)	–	–

Total Class R	706	–	1,431,394	1,584,555	–	–

Institutional Service Class Shares
Proceeds from shares issued	853,852	22,152	–	–	937,763	1,308,965
Dividends reinvested	4,544	–	1,168	590	32,760	121,013
Cost of shares redeemed	(871,436)	(9,835,665)	–	–	(1,949,530)	(1,876,638)

Total Institutional Service Class	(13,040)	(9,813,513)	1,168	590	(979,007)	(446,660)

Institutional Class Shares
Proceeds from shares issued	1,143,058	1,911,340	2,849,403	6,136,523	5,170,550	3,069,715
Dividends reinvested	341,223	–	1,037,303	507,047	5,207	51,431
Cost of shares redeemed	(1,819,149)	(15,662,348)	(894,875)	(7,138,659)	(1,389,015)	(4,046,764)

Total Institutional Class	(334,868)	(13,751,008)	2,991,831	(495,089)	3,786,742	(925,618)

Change in net assets from capital transactions:	$(1,387,622)	$(23,701,900)	$3,757,260	$2,653,709	$3,133,843	$(2,545,971)

(b)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	65

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Global Unconstrained Fixed Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	21,575	19,571	61,806	202,334	70,942	21,477
Reinvested	6,018	–	8,540	2,102	258	1,021
Redeemed	(122,358)	(18,154)	(146,726)	(36,382)	(42,494)	(122,740)

Total Class A Shares	(94,765)	1,417	(76,380)	168,054	28,706	(100,242)

Class C Shares
Issued	–	735	13,966	–	6,828	2,854
Reinvested	502	–	1,101	398	79	444
Redeemed	(7,381)	(16,043)	(6,451)	(15,172)	(4,177)	(18,815)

Total Class C Shares	(6,879)	(15,308)	8,616	(14,774)	2,730	(15,517)

Class R Shares
Issued	–	–	316,948	176,546	–	–
Reinvested	70	–	20,028	5,049	–	–
Redeemed	–	–	(194,974)	(48,964)	–	–

Total Class R Shares	70	–	142,002	132,631	–	–

Institutional Service Class Shares
Issued	76,578	2,174	–	–	90,225	128,798
Reinvested	421	–	122	58	3,202	11,958
Redeemed	(79,284)	(937,006)	–	–	(188,854)	(183,897)

Total Institutional Service Class Shares	(2,285)	(934,832)	122	58	(95,427)	(43,141)

Institutional Class Shares
Issued	110,298	189,534	285,269	734,421	492,386	300,303
Reinvested	33,116	–	108,659	50,032	505	5,057
Redeemed	(178,229)	(1,536,320)	(95,661)	(728,374)	(132,841)	(393,893)

Total Institutional Class Shares	(34,815)	(1,346,786)	298,267	56,079	360,050	(88,533)

Total change in shares:	(138,674)	(2,295,509)	372,627	342,048	296,059	(247,433)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

66	Annual Report 2018

Statements of Changes in Net Assets (continued)

	Aberdeen High Yield Managed Duration Municipal Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,257,880	$5,972,292	$2,437,940	$2,693,721	$12,811,872	$8,762,664
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	187,903	(1,374,404)	228,399	(39,259)	(1,113)	97,195
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(3,943,029)	(816,823)	(3,014,856)	(1,933,759)	(32,151)	(45,140)

Changes in net assets resulting from operations	3,502,754	3,781,065	(348,517)	720,703	12,778,608	8,814,719

Distributions to Shareholders(a):
Class A	(1,242,147)	(1,205,149)	(234,032)	(277,956)	(2,112,020)	(1,287,296)
Class C	–	–	(8,894)	(22,335)	–	–
Class R	–	–	(288)	(283)	–	–
Institutional Service Class	–	–	(578)	(704)	–	–
Institutional Class	(6,113,864)	(4,764,895)	(2,194,148)	(2,392,443)	(10,716,922)	(7,470,264)
Tax return of capital
Class A	(701)	–	–	–	–	–
Class C	–	–	–	–	–	–
Class R	–	–	–	–	–	–
Institutional Service Class	–	–	–	–	–	–
Institutional Class	(3,194)	–	–	–	–	–

Change in net assets from shareholder distributions	(7,359,906)	(5,970,044)	(2,437,940)	(2,693,721)	(12,828,942)	(8,757,560)

Change in net assets from capital transactions	(47,233,456)	71,517,223	(5,354,918)	(7,976,144)	(82,271,843)	(4,270,253)

Change in net assets	(51,090,608)	69,328,244	(8,141,375)	(9,949,162)	(82,322,177)	(4,213,094)

Net Assets:
Beginning of year	258,333,574	189,005,330	81,017,620	90,966,782	1,107,889,020	1,112,102,114

End of year	$207,242,966	$258,333,574	$72,876,245	$81,017,620	$1,025,566,843	$1,107,889,020

(a)	Per the Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the Funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	67

Statements of Changes in Net Assets (continued)

	Aberdeen High Yield Managed Duration Municipal Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$7,090,877	$31,878,883	$283,873	$428,418	$150,553,474	$125,032,573
Dividends reinvested	1,037,750	975,417	170,617	211,612	1,907,875	1,086,121
Cost of shares redeemed	(28,973,531)	(17,413,657)	(2,105,919)	(2,116,919)	(140,452,304)	(121,128,610)

Total Class A	(20,844,904)	15,440,643	(1,651,429)	(1,476,889)	12,009,045	4,990,084

Class C Shares
Proceeds from shares issued	–	–	4	754,262	–	–
Dividends reinvested	–	–	8,411	19,798	–	–
Cost of shares redeemed	–	–	(255,993)	(1,062,506)	–	–

Total Class C	–	–	(247,578)	(288,446)	–	–

Class R Shares
Dividends reinvested	–	–	288	283	–	–

Total Class R	–	–	288	283	–	–

Institutional Service Class Shares
Proceeds from shares issued	–	–	7	2,472	–	–
Dividends reinvested	–	–	578	672	–	–
Cost of shares redeemed	–	–	(22)	(12,458)	–	–

Total Institutional Service Class	–	–	563	(9,314)	–	–

Institutional Class Shares
Proceeds from shares issued	77,235,723	147,828,809	1,284,290	2,940,975	549,504,679	664,227,328
Dividends reinvested	4,994,780	3,337,131	1,726,017	1,863,928	8,605,104	5,604,077
Cost of shares redeemed	(108,619,055)	(95,089,360)	(6,467,069)	(11,006,681)	(652,390,671)	(679,091,742)

Total Institutional Class	(26,388,552)	56,076,580	(3,456,762)	(6,201,778)	(94,280,888)	(9,260,337)

Change in net assets from capital transactions:	$(47,233,456)	$71,517,223	$(5,354,918)	$(7,976,144)	$(82,271,843)	$(4,270,253)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

68	Annual Report 2018

Statements of Changes in Net Assets (concluded)

	Aberdeen High Yield Managed Duration Municipal Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra Short Municipal Income Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

SHARE TRANSACTIONS:
Class A Shares
Issued	694,917	3,121,734	28,960	43,119	14,916,826	12,388,093
Reinvested	101,917	95,411	17,589	21,368	189,025	107,614
Redeemed	(2,842,731)	(1,701,847)	(216,368)	(213,951)	(13,916,883)	(12,002,380)

Total Class A Shares	(2,045,897)	1,515,298	(169,819)	(149,464)	1,188,968	493,327

Class C Shares
Issued	–	–	–	76,091	–	–
Reinvested	–	–	868	2,004	–	–
Redeemed	–	–	(26,464)	(107,426)	–	–

Total Class C Shares	–	–	(25,596)	(29,331)	–	–

Class R Shares
Reinvested	–	–	30	29	–	–

Total Class R Shares	–	–	30	29	–	–

Institutional Service Class Shares
Issued	–	–	1	250	–	–
Reinvested	–	–	59	68	–	–
Redeemed	–	–	(2)	(1,261)	–	–

Total Institutional Service Class Shares	–	–	58	(943)	–	–

Institutional Class Shares
Issued	7,578,069	14,433,357	131,431	296,521	54,735,898	66,167,995
Reinvested	490,653	326,511	177,844	188,015	857,143	558,259
Redeemed	(10,656,718)	(9,341,188)	(664,603)	(1,109,828)	(64,982,743)	(67,651,996)

Total Institutional Class Shares	(2,587,996)	5,418,680	(355,328)	(625,292)	(9,389,702)	(925,742)

Total change in shares:	(4,633,893)	6,933,978	(550,655)	(805,001)	(8,200,734)	(432,415)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	69

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$10.68	$0.39	$(1.02)	$(0.63)	$(0.70)	$–	$–	$(0.70)	$9.35
Year Ended October 31, 2017	10.20	0.41	0.07	0.48	–	–	–	–	10.68
Year Ended October 31, 2016	9.75	0.41	0.14	0.55	–	–	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.19	0.39	(0.71)	(0.32)	(0.04)	–	(0.08)	(0.12)	9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	10.19
Class C Shares
Year Ended October 31, 2018	10.39	0.33	(1.01)	(0.68)	(0.50)	–	–	(0.50)	9.21
Year Ended October 31, 2017	10.00	0.32	0.07	0.39	–	–	–	–	10.39
Year Ended October 31, 2016	9.62	0.32	0.14	0.46	–	–	(0.08)	(0.08)	10.00
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	10.10
Class R Shares
Year Ended October 31, 2018	10.59	0.39	(1.03)	(0.64)	(0.68)	–	–	(0.68)	9.27
Year Ended October 31, 2017	10.14	0.38	0.07	0.45	–	–	–	–	10.59
Year Ended October 31, 2016	9.71	0.38	0.14	0.52	–	–	(0.09)	(0.09)	10.14
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	10.16
Institutional Service Class Shares
Year Ended October 31, 2018	10.75	0.44	(1.08)	(0.64)	(0.16)	–	–	(0.16)	9.95
Year Ended October 31, 2017	10.20	0.41	0.14	0.55	–	–	–	–	10.75
Year Ended October 31, 2016	9.74	0.41	0.15	0.56	–	–	(0.10)	(0.10)	10.20
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	10.20
Institutional Class Shares
Year Ended October 31, 2018	10.74	0.44	(1.03)	(0.59)	(0.74)	–	–	(0.74)	9.41
Year Ended October 31, 2017	10.24	0.43	0.07	0.50	–	–	–	–	10.74
Year Ended October 31, 2016	9.76	0.42	0.16	0.58	–	–	(0.10)	(0.10)	10.24
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	10.22

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

70	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(6.29%)		$70	0.99	%(e)	4.00	%(e)	3.69%	88.56%
4.71	%(f)	1,091	0.97	%(e)	1.95	%(e)	3.98%	106.31%
5.67%		1,029	0.97	%(g)	1.40	%(g)	4.12%	96.06%
(3.16%)		774	0.96	%(e)	1.09	%(e)	3.91%	93.16%
2.41%		824	0.95%		1.05%		3.52%	57.03%

(6.90%)		92	1.71	%(e)	4.78	%(e)	3.25%	88.56%
3.90	%(f)	175	1.70	%(e)	2.73	%(e)	3.21%	106.31%
4.88%		322	1.71	%(g)	2.17	%(g)	3.34%	96.06%
(3.97	%)(f)	606	1.71	%(e)	1.84	%(e)	3.19%	93.16%
1.76	%(f)	598	1.70%		1.80%		2.77%	57.03%

(6.44%)		10	1.21	%(e)	4.22	%(e)	3.83%	88.56%
4.44%		11	1.20	%(e)	2.18	%(e)	3.76%	106.31%
5.44%		10	1.20	%(g)	1.63	%(g)	3.85%	96.06%
(3.40%)		10	1.20	%(e)	1.33	%(e)	3.69%	93.16%
2.14%		10	1.20%		1.31%		3.25%	57.03%

(5.93%)		148	0.71	%(e)	3.72	%(e)	4.04%	88.56%
5.39	%(f)	184	0.88	%(e)	1.86	%(e)	4.01%	106.31%
5.78%		9,709	0.88	%(g)	1.31	%(g)	4.17%	96.06%
(3.21%)		11,087	0.96	%(e)	1.09	%(e)	3.92%	93.16%
2.54	%(f)	11,377	0.94%		1.04%		3.52%	57.03%

(5.98%)		3,988	0.71	%(e)	3.79	%(e)	4.30%	88.56%
4.88%		4,927	0.70	%(e)	1.76	%(e)	4.22%	106.31%
6.02%		18,483	0.71	%(g)	1.18	%(g)	4.29%	96.06%
(2.99%)		73,900	0.70	%(e)	0.83	%(e)	3.99%	93.16%
2.72%		224,989	0.70%		0.80%		3.77%	57.03%

(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(g)	Includes interest expense that amounts to 0.01%

2018 Annual Report	71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Tax Return of Capital	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$10.27	$0.47	$(1.26)	$(0.79)	$(0.51)	$–	$(0.51)	$8.97
Year Ended October 31, 2017	9.73	0.49	0.30	0.79	(0.25)	–	(0.25)	10.27
Year Ended October 31, 2016	8.77	0.57	0.65	1.22	(0.22)	(0.04)	(0.26)	9.73
Year Ended October 31, 2015	9.73	0.49	(1.11)	(0.62)	(0.34)	–	(0.34)	8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	–	(0.34)	9.73
Class C Shares
Year Ended October 31, 2018	10.22	0.43	(1.28)	(0.85)	(0.47)	–	(0.47)	8.90
Year Ended October 31, 2017	9.68	0.44	0.29	0.73	(0.19)	–	(0.19)	10.22
Year Ended October 31, 2016	8.76	0.57	0.59	1.16	(0.21)	(0.03)	(0.24)	9.68
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	–	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	–	(0.26)	9.72
Class R Shares
Year Ended October 31, 2018	10.25	0.46	(1.28)	(0.82)	(0.50)	–	(0.50)	8.93
Year Ended October 31, 2017	9.72	0.47	0.30	0.77	(0.24)	–	(0.24)	10.25
Year Ended October 31, 2016	8.77	0.51	0.69	1.20	(0.22)	(0.03)	(0.25)	9.72
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	–	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	–	(0.31)	9.73
Institutional Service Class Shares
Year Ended October 31, 2018	10.30	0.52	(1.28)	(0.76)	(0.55)	–	(0.55)	8.99
Year Ended October 31, 2017	9.75	0.54	0.30	0.84	(0.29)	–	(0.29)	10.30
Year Ended October 31, 2016	8.78	0.64	0.61	1.25	(0.24)	(0.04)	(0.28)	9.75
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	–	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	–	(0.36)	9.74
Institutional Class Shares
Year Ended October 31, 2018	10.29	0.52	(1.28)	(0.76)	(0.54)	–	(0.54)	8.99
Year Ended October 31, 2017	9.74	0.54	0.29	0.83	(0.28)	–	(0.28)	10.29
Year Ended October 31, 2016	8.77	0.65	0.60	1.25	(0.24)	(0.04)	(0.28)	9.74
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	–	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	–	(0.36)	9.73

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

72	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(7.91%)		$1,050	1.31%		1.93%		4.78%	56.02%
8.21%		1,987	1.37%		2.15%		4.85%	64.37%
14.45	%(e)	247	1.20	%(f)	1.79	%(f)	5.88%	103.26%
(6.41%)		10	1.17	%(f)	1.65	%(f)	5.39%	64.60%
5.64%		10	1.15%		1.85%		4.35%	60.31%

(8.58%)		304	1.90%		2.58%		4.52%	56.02%
7.57%		261	1.90%		2.75%		4.46%	64.37%
13.62	%(e)	390	1.90	%(f)	2.53	%(f)	6.39%	103.26%
(6.98%)		650	1.90	%(f)	2.38	%(f)	4.29%	64.60%
4.83	%(g)	10	1.89%		2.60%		3.60%	60.31%

(8.25%)		3,826	1.55%		2.17%		4.79%	56.02%
7.96%		2,934	1.56%		2.34%		4.72%	64.37%
14.22	%(e)	1,493	1.40	%(f)	1.99	%(f)	5.04%	103.26%
(6.60%)		10	1.40	%(f)	1.88	%(f)	5.09%	64.60%
5.37%		10	1.40%		2.10%		4.10%	60.31%

(7.63%)		20	0.89%		1.52%		5.38%	56.02%
8.67%		22	0.90%		1.68%		5.43%	64.37%
14.76	%(e)	20	0.90	%(f)	1.49	%(f)	7.01%	103.26%
(6.22	%)(g)	10	0.90	%(f)	1.38	%(f)	5.62%	64.60%
5.80	%(g)	10	0.90%		1.60%		4.60%	60.31%

(7.58%)		18,720	0.90%		1.58%		5.41%	56.02%
8.62%		18,365	0.90%		1.76%		5.42%	64.37%
14.78	%(e)	16,825	0.90	%(f)	1.49	%(f)	7.37%	103.26%
(6.23%)		27,471	0.90	%(f)	1.38	%(f)	5.71%	64.60%
5.91%		31,173	0.90%		1.60%		4.79%	60.31%

(e)	Included within Net Realized and Unrealized Gains (Losses) on Investments per share is a payment from affiliate (Note 10). If such payment was excluded, the total return would have been 14.33% for Class A Shares, 13.15% for Class C Shares, 13.87% for Class R Shares, 14.41% for Institutional Service Class Shares and 14.31% for Institutional Class Shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Annual Report	73

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)		Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$10.22	$0.17		$0.05	$0.22	$–	$(0.03)	$(0.03)	$10.41
Year Ended October 31, 2017	10.18	0.13		0.02	0.15	–	(0.11)	(0.11)	10.22
Year Ended October 31, 2016	9.41	0.13	(f)	0.67	0.80	(0.03)	–	(0.03)	10.18
Year Ended October 31, 2015	10.12	0.22		(0.84)	(0.62)	(0.09)	–	(0.09)	9.41
Year Ended October 31, 2014	10.37	0.24		(0.23)	0.01	(0.26)	–	(0.26)	10.12
Class C Shares
Year Ended October 31, 2018	9.97	0.09		0.06	0.15	–	(0.03)	(0.03)	10.09
Year Ended October 31, 2017	10.01	0.06		0.01	0.07	–	(0.11)	(0.11)	9.97
Year Ended October 31, 2016	9.30	0.05	(f)	0.68	0.73	(0.02)	–	(0.02)	10.01
Year Ended October 31, 2015	10.07	0.14		(0.83)	(0.69)	(0.08)	–	(0.08)	9.30
Year Ended October 31, 2014	10.23	0.16		(0.23)	(0.07)	(0.09)	–	(0.09)	10.07
Institutional Service Class Shares
Year Ended October 31, 2018	10.26	0.18		0.06	0.24	–	(0.03)	(0.03)	10.47
Year Ended October 31, 2017	10.21	0.15		0.01	0.16	–	(0.11)	(0.11)	10.26
Year Ended October 31, 2016	9.42	0.14	(f)	0.68	0.82	(0.03)	–	(0.03)	10.21
Year Ended October 31, 2015	10.12	0.22		(0.83)	(0.61)	(0.09)	–	(0.09)	9.42
Year Ended October 31, 2014	10.39	0.25		(0.24)	0.01	(0.28)	–	(0.28)	10.12
Institutional Class Shares
Year Ended October 31, 2018	10.33	0.20		0.05	0.25	–	(0.03)	(0.03)	10.55
Year Ended October 31, 2017	10.26	0.16		0.02	0.18	–	(0.11)	(0.11)	10.33
Year Ended October 31, 2016	9.46	0.16	(f)	0.68	0.84	(0.04)	–	(0.04)	10.26
Year Ended October 31, 2015	10.15	0.25		(0.84)	(0.59)	(0.10)	–	(0.10)	9.46
Year Ended October 31, 2014	10.43	0.27		(0.24)	0.03	(0.31)	–	(0.31)	10.15

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

74	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Unconstrained Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets		Portfolio Turnover (d)

2.10%		$1,119	1.12	%(e)	2.79	%(e)	1.60%		62.39%
1.53%		806	1.17	%(e)	2.74	%(e)	1.29%		91.26%
8.55	%(f)	1,824	1.13	%(e)	2.34	%(e)	1.38	%(f)	219.22%
(6.13	%)(g)	826	1.11%		2.06%		2.26%		173.93%
0.05	%(g)	1,183	1.10%		1.71%		2.27%		183.14%

1.45%		277	1.85	%(e)	3.65	%(e)	0.86%		62.39%
0.75	%(g)	247	1.85	%(e)	3.53	%(e)	0.62%		91.26%
7.87	%(f)	403	1.85	%(e)	3.15	%(e)	0.52	%(f)	219.22%
(6.86%)		251	1.85%		2.80%		1.51%		173.93%
(0.70%)		378	1.85%		2.46%		1.54%		183.14%

2.29%		9,768	0.96	%(e)	2.63	%(e)	1.75%		62.39%
1.62%		10,553	1.02	%(e)	2.59	%(e)	1.47%		91.26%
8.76	%(f)	10,940	1.01	%(e)	2.22	%(e)	1.43	%(f)	219.22%
(6.02%)		12,761	1.03%		1.98%		2.33%		173.93%
0.07%		16,724	1.01%		1.62%		2.39%		183.14%

2.47%		5,521	0.85	%(e)	2.70	%(e)	1.94%		62.39%
1.81	%(g)	1,685	0.85	%(e)	2.56	%(e)	1.60%		91.26%
8.87	%(f)	2,583	0.85	%(e)	2.12	%(e)	1.61	%(f)	219.22%
(5.88%)		1,419	0.85%		1.80%		2.56%		173.93%
0.25%		2,717	0.85%		1.46%		2.63%		183.14%

(e)	Interest expense is less than 0.001%.
(f)	Included within Net Investment Income per share, Total Return, and Ratio of Net Investment Income to Average Net Assets are the effects of a one-time reimbursement for overbilling of prior years’ custodian out-of-pocket fees. If such amounts were excluded, the impact to Net Investment Income per share would be $0.01, $0.01, $0.01 and $0.01, the impact to Total Return would be 0.11%, 0.11%, 0.11% and 0.11%, and the impact to Ratio of Net Investment Income to Average Net Assets would be, 0.20%, 0.11%, 0.09% and 0.16% for Class A, Class C, Institutional Service Class and Institutional Class, respectively.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2018 Annual Report	75

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Managed Duration Municipal Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Tax Return of Capital		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$10.24	$0.31	(e)	$(0.17)		$0.14	$(0.31)	$–		$0.00	(f)	$(0.31)	$0.00	(f)	$10.07
Year Ended October 31, 2017	10.34	0.28		(0.10)		0.18	(0.28)	–		–		(0.28)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.32		0.04		0.36	(0.31)	–		–		(0.31)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.34		0.00	(f)	0.34	(0.34)	(0.00	)(f)	–		(0.34)	–		10.29
Year Ended October 31, 2014	9.95	0.35		0.34		0.69	(0.35)	–		–		(0.35)	–		10.29
Institutional Class Shares
Year Ended October 31, 2018(d)	10.24	0.33	(e)	(0.16)		0.17	(0.34)	–		0.00	(f)	(0.34)	0.00	(f)	10.07
Year Ended October 31, 2017	10.34	0.31		(0.10)		0.21	(0.31)	–		–		(0.31)	0.00	(f)	10.24
Year Ended October 31, 2016	10.29	0.34		0.05		0.39	(0.34)	–		–		(0.34)	0.00	(f)	10.34
Year Ended October 31, 2015	10.29	0.36		(0.00	)(f)	0.36	(0.36)	(0.00	)(f)	–		(0.36)	–		10.29
Year Ended October 31, 2014	9.95	0.37		0.34		0.71	(0.37)	–		–		(0.37)	–		10.29

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

76	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen High Yield Managed Duration Municipal Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

1.42%	$29,433	0.91	%(g)	1.11	%(g)	3.03%	86.19%
1.82%	50,906	0.90	%(g)	1.09	%(g)	2.78%	151.00%
3.58%	35,705	0.93	%(g)	1.12	%(g)	3.03%	132.00%
3.42%	10,170	1.07	%(g)	1.37	%(g)	3.16%	58.00%
7.08%	107	1.06	%(g)	1.55	%(g)	3.49%	62.00%

1.67%	177,810	0.66	%(g)	0.87	%(g)	3.27%	86.19%
2.08%	207,427	0.65	%(g)	0.84	%(g)	3.04%	151.00%
3.84%	153,300	0.68	%(g)	0.88	%(g)	3.28%	132.00%
3.65%	48,261	0.82	%(g)	1.12	%(g)	3.49%	58.00%
7.32%	255,660	0.81	%(g)	1.30	%(g)	3.75%	62.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.01% for the years ended October 31, 2018, October 31, 2016 and October 31, 2014. Includes interest expense that amounts to less than 0.01% for the years ended October 31, 2017 and October 31, 2015.

2018 Annual Report	77

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$9.89	$0.29	$(0.35)	$(0.06)	$(0.29)	$–	$(0.29)	$9.54
Year Ended October 31, 2017	10.11	0.29	(0.22)	0.07	(0.29)	–	(0.29)	9.89
Year Ended October 31, 2016	10.19	0.30	(0.08)	0.22	(0.30)	–	(0.30)	10.11
Year Ended October 31, 2015	10.38	0.32	(0.16)	0.16	(0.32)	(0.03)	(0.35)	10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	(0.47)	10.38
Class C Shares
Year Ended October 31, 2018	9.87	0.21	(0.35)	(0.14)	(0.21)	–	(0.21)	9.52
Year Ended October 31, 2017	10.09	0.22	(0.22)	–	(0.22)	–	(0.22)	9.87
Year Ended October 31, 2016	10.18	0.23	(0.09)	0.14	(0.23)	–	(0.23)	10.09
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	(0.39)	10.37
Class R Shares
Year Ended October 31, 2018	9.90	0.26	(0.36)	(0.10)	(0.26)	–	(0.26)	9.54
Year Ended October 31, 2017	10.12	0.27	(0.23)	0.04	(0.26)	–	(0.26)	9.90
Year Ended October 31, 2016	10.20	0.28	(0.08)	0.20	(0.28)	–	(0.28)	10.12
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	(0.45)	10.40
Institutional Service Class Shares
Year Ended October 31, 2018	9.89	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.54
Year Ended October 31, 2017	10.12	0.31	(0.23)	0.08	(0.31)	–	(0.31)	9.89
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40
Institutional Class Shares
Year Ended October 31, 2018	9.90	0.31	(0.35)	(0.04)	(0.31)	–	(0.31)	9.55
Year Ended October 31, 2017	10.12	0.32	(0.23)	0.09	(0.31)	–	(0.31)	9.90
Year Ended October 31, 2016	10.20	0.33	(0.08)	0.25	(0.33)	–	(0.33)	10.12
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	(0.50)	10.40

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

78	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (d)

(0.65%)	$7,141	0.80%		1.08%		2.95%	14.38%
0.72%	9,084	0.88	%(e)	1.05	%(e)	2.92%	16.25%
2.19%	10,798	0.88%		1.03%		2.96%	10.71%
1.56%	9,073	0.88%		1.01%		3.09%	4.85%
6.12%	9,379	0.87%		1.00%		3.14%	5.58%

(1.39%)	279	1.55%		1.87%		2.20%	14.38%
(0.02%)	542	1.62	%(e)	1.83	%(e)	2.21%	16.25%
1.36%	851	1.62%		1.82%		2.24%	10.71%
0.82%	878	1.62%		1.75%		2.37%	4.85%
5.34%	643	1.62%		1.75%		2.39%	5.58%

(1.00%)	11	1.04%		1.32%		2.71%	14.38%
0.47%	11	1.12	%(e)	1.29	%(e)	2.67%	16.25%
1.96%	11	1.12%		1.27%		2.72%	10.71%
1.24%	10	1.12%		1.25%		2.85%	4.85%
5.96%	10	1.12%		1.25%		2.89%	5.58%

(0.40%)	18	0.54%		0.82%		3.21%	14.38%
0.79%	18	0.69	%(e)	0.86	%(e)	3.10%	16.25%
2.48%	28	0.62%		0.77%		3.22%	10.71%
1.74%	18	0.62%		0.75%		3.35%	4.85%
6.49%	17	0.62%		0.75%		3.39%	5.58%

(0.39%)	65,428	0.54%		0.83%		3.21%	14.38%
0.98%	71,362	0.62	%(e)	0.79	%(e)	3.18%	16.25%
2.47%	79,279	0.62%		0.77%		3.23%	10.71%
1.72%	83,140	0.62%		0.75%		3.35%	4.85%
6.49%	89,924	0.62%		0.75%		3.38%	5.58%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Interest expense is less than 0.001%.

2018 Annual Report	79

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund

		Investment Activities					Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains/ (Losses) on Investments		Total from Investment Activities	Net Investment Income	Net Realized Gains		Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$10.09	$0.11	(e)	$0.00		$0.11	$(0.11)	$–		$(0.11)	$0.00	(f)	$10.09
Year Ended October 31, 2017	10.09	0.06		(0.00	)(f)	0.06	(0.06)	–		(0.06)	0.00	(f)	10.09
Year Ended October 31, 2016	10.10	0.04		(0.01)		0.03	(0.04)	–		(0.04)	0.00	(f)	10.09
Year Ended October 31, 2015	10.10	0.03		0.00	(f)	0.03	(0.03)	(0.00	)(f)	(0.03)	0.00	(f)	10.10
Year Ended October 31, 2014	10.09	0.03		0.01		0.04	(0.03)	–		(0.03)	0.00	(f)	10.10
Institutional Class Shares
Year Ended October 31, 2018(d)	10.04	0.13	(e)	0.00		0.13	(0.13)	–		(0.13)	0.00	(f)	10.04
Year Ended October 31, 2017	10.04	0.09		(0.00	)(f)	0.09	(0.09)	–		(0.09)	0.00	(f)	10.04
Year Ended October 31, 2016	10.04	0.06		(0.00	)(f)	0.06	(0.06)	–		(0.06)	0.00	(f)	10.04
Year Ended October 31, 2015	10.04	0.05		0.00	(f)	0.05	(0.05)	(0.00	)(f)	(0.05)	0.00	(f)	10.04
Year Ended October 31, 2014	10.03	0.05		0.01		0.06	(0.05)	–		(0.05)	0.00	(f)	10.04

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

80	Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra Short Municipal Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

1.09%	$223,255	0.70%	0.92%	1.08%	177.63%
0.62%	211,265	0.69%	0.90%	0.62%	214.00%
0.29%	206,259	0.68%	0.99%	0.39%	143.00%
0.26%	203,472	0.75%	1.18%	0.26%	155.00%
0.38%	247,599	0.78%	1.15%	0.28%	168.00%

1.34%	802,312	0.45%	0.67%	1.32%	177.63%
0.87%	896,624	0.44%	0.65%	0.86%	214.00%
0.64%	905,843	0.43%	0.74%	0.64%	143.00%
0.52%	772,308	0.50%	0.93%	0.51%	155.00%
0.63%	831,505	0.53%	0.90%	0.53%	168.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than $0.005 per share.

2018 Annual Report	81

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2018, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Global Unconstrained Fixed Income Fund (“Global Unconstrained Fixed Income Fund”)
–	Aberdeen High Yield Managed Duration Municipal Fund (“High Yield Managed Duration Municipal Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra Short Municipal Income Fund (“Ultra Short Municipal Income Fund”)

On December 14, 2017, at a meeting of the board of trustees (the “Alpine Board”) of Alpine Income Trust (the “Alpine Trust”), the Alpine Board considered and unanimously approved an agreement and plan of reorganization with respect to Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund (each a “Predecessor Fund” and together, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of the Trust (the “Acquiring Funds”). Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) would serve as the investment adviser to the Acquiring Funds. Following approval by Predecessor Fund shareholders, each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund
High Yield Managed Duration Municipal Fund	Alpine High Yield Managed Duration Municipal Fund, a series of Alpine Income Trust
Ultra Short Municipal Income Fund	Alpine Ultra Short Municipal Income Fund, a series of Alpine Income Trust

Prior to the close of business day May 4, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect

82	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by the Adviser generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Generally, these investment types are categorized as Level 1 investments.

Derivative instruments are generally valued according to the following procedures. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward currency exchange contracts are generally valued based on the current spot exchange rates and the forward exchange rate points (ex. 1-month, 3-month) that are obtained from an approved pricing agent. Based on the actual settlement dates of the forward contracts held, an interpolated value of the forward points is combined with the spot exchange rate to derive the valuation. Futures contracts are generally valued at the most recent settlement price as of NAV determination. Swap agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows). When market quotations or exchange rates are not readily available, or if the Adviser concludes that such market quotations do not accurately reflect fair value, the fair value of a Fund’s assets are determined in good faith in accordance with the Valuation Procedures.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time (as defined below)), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

2018 Annual Report	83

Notes to Financial Statements (continued)

October 31, 2018

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	1,850,211	–	1,850,211
Government Bonds	–	1,928,530	–	1,928,530
Short-Term Investment	377,434	–	–	377,434
Other Financial Instruments
Assets
Futures Contracts	13,624	–	–	13,624
Forward Foreign Currency Exchange Contracts	–	18,667	–	18,667
Liabilities
Futures Contracts	(6,109)	–	–	(6,109)
Forward Foreign Currency Exchange Contracts	–	(34,641)	–	(34,641)

	384,949	3,762,767	–	4,147,716

Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	6,402,944	–	6,402,944
Government Bonds	–	15,801,914	–	15,801,914
Government Agencies	–	220,419	–	220,419
Short-Term Investment	1,187,484	–	–	1,187,484
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	38,059	–	38,059
Liabilities
Forward Foreign Currency Exchange Contracts	–	(70,248)	–	(70,248)

	1,187,484	22,393,088	–	23,580,572

Global Unconstrained Fixed Income Fund
Investments in Securities
Commercial Mortgage-Backed Securities	–	312,960	–	312,960
Residential Mortgage-Backed Securities	–	1,360	–	1,360
Corporate Bonds	–	13,163,543	–	13,163,543
Government Bonds	–	199,940	–	199,940
Government Agencies	–	204,956	–	204,956
U.S. Treasuries	–	848,289	–	848,289
Short-Term Investment	1,032,167	–	–	1,032,167
Other Financial Instruments
Assets
Futures Contracts	61,117	–	–	61,117
Forward Foreign Currency Exchange Contracts	–	191,932	–	191,932
Credit Default Swap Contracts	–	3,877	–	3,877
Interest Rate Swap Agreements	–	210,878	–	210,878

84	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Unconstrained Fixed Income Fund (continued)
Liabilities
Futures Contracts	(13,294)	–	–	(13,294)
Forward Foreign Currency Exchange Contracts	–	(89,209)	–	(89,209)
Credit Default Swap Contracts	–	(9,731)	–	(9,731)
Interest Rate Swap Agreements	–	(317,674)	–	(317,674)

	1,079,990	14,721,121	–	15,801,111

High Yield Managed Duration Municipal Fund
Investments in Securities
Municipal Bonds	–	205,035,903	–	205,035,903
Short-Term Investment	142,377	–	–	142,377

	142,377	205,035,903	–	205,178,280

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	70,689,429	–	70,689,429
Short-Term Investment	1,336,170	–	–	1,336,170

	1,336,170	70,689,429	–	72,025,599

Ultra Short Municipal Income Fund
Investments in Securities
Municipal Bonds	–	1,046,749,380	–	1,046,749,380

	–	1,046,749,380	–	1,046,749,380

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments within the Statements of Operations.

d.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

2018 Annual Report	85

Notes to Financial Statements (continued)

October 31, 2018

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

For the fiscal year ended October 31, 2018, the Asia Bond Fund invested in futures to hedge U.S. interest-rate risk and the Global Unconstrained Fixed Income Fund invested in futures to achieve more efficient portfolio management and to hedge interest-rate risk.

86	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Swaps

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, a Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, a Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest rate risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty.

Credit Default Swaps

A credit default swap is an agreement whereby one party, the buyer, is obligated to pay the other party, the seller, a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed.

During the fiscal year ended October 31, 2018, Global Unconstrained Fixed Income Fund held credit default swaps to hedge the Fund’s exposure to the credit market.

Interest Rate Swaps

A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund and changes in the value of swap contracts are recorded as unrealized gains or losses.

During the fiscal year ended October 31, 2018, Global Unconstrained Fixed Income Fund held interest rate swaps to hedge interest rate risk.

2018 Annual Report	87

Notes to Financial Statements (continued)

October 31, 2018

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2018:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives Liability Derivatives
Interest Rate Risk	Variation margin receivable for centrally cleared swap contracts Variation margin receivable for futures contracts	Variation margin payable for centrally cleared swap contracts Variation margin payable for futures contracts
Credit Risk	Over-the-counter credit default swap contracts	Over-the-counter credit default swap contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

	Asset Derivatives
Funds	Total Value at October 31, 2018	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Currency Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Asia Bond Fund	$32,292	$–	$–	$–	$18,667	$13,625
Aberdeen Emerging Markets Debt Fund	38,059	–	–	–	38,059	–
Aberdeen Global Unconstrained Fixed Income Fund	458,086	(278)	–	205,315	191,932	61,117

	Liabilities Derivatives
Funds	Total Value at October 31, 2018	Over-the-Counter Credit Default Swaps (Credit risk)*	Centrally Cleared Credit Default Swaps (Credit Risk)*	Centrally Cleared Interest Rate Swaps (Interest Rate Risk)*	Forward Foreign Currency Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)*
Aberdeen Asia Bond Fund	$40,750	$–	$–	$–	$34,641	$6,109
Aberdeen Emerging Markets Debt Fund	70,248	–	–	–	70,248	–
Aberdeen Global Unconstrained Fixed Income Fund	421,241	5,317	391	313,030	89,209	13,294

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statements of Assets and Liabilities reflect variation margin.

88	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (2)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (2)
	Assets				Liabilities

Asia Bond Fund
Forward foreign currency (3)
BNP Paribas S.A.	$285	$–	$–	$285	$–	$–	$–	$–
Citibank N.A.	2,701	–	–	2,701	–	–	–	–
Goldman Sachs & Co.	–	–	–	–	11,515	–	–	11,515
HSBC Bank USA	3,949	(3,949)	–	–	13,364	(3,949)	–	9,415
ROYAL BANK OF CANADA (UK)	2,333	–	–	2,333	–	–	–	–
UBS AG	9,399	(9,399)	–	–	9,762	(9,399)	–	363

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
3.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (2)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (2)
	Assets				Liabilities

Emerging Markets Debt Fund
Forward foreign currency (3)
Barclays Bank plc	$3,160	$–	$–	$3,160	$–	$–	$–	$–
Citibank	–	–	–	–	62,773	–	(62,773)	–
Deutsche Bank	18,629	(3,289)	(10,000)	5,340	3,289	(3,289)	–	–
Morgan Stanley & Co.	–	–	–	–	68	–	–	68
UBS	16,270	(4,118)	–	12,152	4,118	(4,118)	–	–

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
3.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

2018 Annual Report	89

Notes to Financial Statements (continued)

October 31, 2018

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (2)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (2)
	Assets				Liabilities

Global Unconstrained Fixed Income Fund
Forward foreign currency (3)
Barclays Bank	$43,493	$(7,177)	$(30,000)	$6,316	$7,177	$(7,177)	$–	$–
Citibank	12,889	(12,889)	–	–	15,401	(12,889)	–	2,512
Deutsche Bank	22,451	(22,451)	–	–	24,655	(22,451)	–	2,204
JPMorgan Chase	4,513	(4,419)	–	94	4,419	(4,419)	–	–
Morgan Stanley	20,669	(9,376)	–	11,293	9,376	(9,376)	–	–
Royal Bank of Canada	20,980	(979)	–	20,001	979	(979)	–	–
UBS	66,937	(27,202)	–	39,735	27,202	(27,202)	–	–

Global Unconstrained Fixed Income Fund
Credit default swaps (2)
Barclays Bank	$–	$–	$–	$–	$5,594	$–	$–	$5,594

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.
3.	Includes financial instrument which are not subject to a master netting arrangement across funds, or another similar arrangement.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2018:

Derivative Instrument Risk Type	Location on the Statement of Operations
Credit Risk	Realized gain/(loss) on swap contracts
Net change in unrealized appreciation/(depreciation) on swap contracts
Interest Rate Risk	Realized gain/(loss) on future contracts transactions
Net change in unrealized appreciation/(depreciation) on futures contracts Realized gain/(loss) on swap contracts Net change in unrealized appreciation/(depreciation) on swap contracts
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$94,341	$–	$–	$14,897	$79,444
Aberdeen Emerging Markets Debt Fund	83,858	–	–	83,858	–
Aberdeen Global Unconstrained Fixed Income Fund	341,115	(304)	(116,165)	213,927	243,657

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October 31, 2018

	Change in Unrealized Appreciation/ (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Credit Default Swaps (Credit Risk)	Interest Rate Swaps (Interest Rate Risk)	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Aberdeen Asia Bond Fund	$(39,233)	$–	–	$(23,395)	$(15,838)
Aberdeen Emerging Markets Debt Fund	(34,350)	–	–	(34,350)	–
Aberdeen Global Unconstrained Fixed Income Fund	193,975	173,422	(105,939)	116,602	9,890

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2018.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)	Long Futures Contracts (Average Notional Value)	Short Futures Contracts (Average Notional Value)	Buy Protection Credit Default Swaps (Average Notional Value)	Sell Protection Credit Default Swaps (Average Notional Value)	Interest Rate Swaps (Average Notional Value)
Asia Bond Fund	$5,765,714	$3,208,934	$1,118,271	$2,028,307	$–	$–	$–
Emerging Markets Debt Fund	546,505	2,044,477	–	–	–	–	–
Global Unconstrained Fixed Income Fund	2,143,448	7,173,066	5,278,400	15,008,727	6,227,417	682,500	108,320,833

e.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each Fund as of the month end. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

f.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund and the Global Unconstrained Fixed Income Fund. Distributions from net investment income, if any, are declared daily and paid monthly for the High Yield Manged Duration Municipal Fund, the Tax-Free Income Fund and the Ultra Short Municipal Income Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

g.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

h.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase

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transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent the Funds enter into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended October 31, 2018, the Funds did not hold any repurchase agreements.

i.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2018, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, the Adviser manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Global Unconstrained Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
High Yield Managed Duration Municipal Fund*	Up to $250 million	0.650%
	On $250 million and more	0.600%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra Short Municipal Income Fund**	Up to $2.5 billion	0.500%
	On $2.5 billion and more	0.450%

*	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine High Yield Managed Duration Municipal Fund, the Predecessor Adviser was entitled to an annual advisory fee of 0.650% on assets up to $250 million and 0.600% on assets of $250 million or more.
**	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine Ultra Short Municipal Income Fund, the Predecessor Adviser was entitled to an annual advisory fee of 0.500% on assets up to $2.5 billion and 0.450% on assets of $2.5 billion or more.

The Adviser has engaged the services of affiliates Aberdeen Standard Investments (Asia) Limited (formerly known as Aberdeen Asset Management Asia Limited) (on behalf of Asia Bond Fund) and Aberdeen Asset Managers Limited (on behalf of Emerging Markets Debt Fund

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and Global Unconstrained Fixed Income Fund) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of the applicable Fund’s investments and have the responsibility for making all investment decisions for the portion of such Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. For each Fund except the High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund, this contractual limitation may not be terminated before February 28, 2019 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement with respect to the High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund may not be terminated before May 4, 2020 without the approval of the Independent Trustees. For each Fund except the High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund, this limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, acquired fund fees and expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares and Institutional Service Class shares and extraordinary expenses. The Expense Limitation Agreement with respect to the High Yield Managed Duration Municipal Fund and Ultra Short Municipal Income Fund excludes certain expenses, including any interest, brokerage commissions, acquired fund fees and expenses, and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Global Unconstrained Fixed Income Fund	0.85%
Tax-Free Income Fund*	0.50%

*	Effective February 28, 2018, the expense limitation changed from 0.62% to 0.50%.

Fund	Class A Limit	Institutional Class Limit
High Yield Managed Duration Municipal Fund*	0.90%	0.65%
Ultra Short Municipal Income Fund**	0.70%	0.45%

*	Prior to May 7, 2018, the limit was 0.90% for Class A and 0.65% for Institutional Class.
**	Prior to May 7, 2018, the limit was 0.70% for Class A and 0.45% for Institutional Class.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Total*
Asia Bond Fund	$174,473	$196,408	$178,535	$549,416
Emerging Markets Debt Fund	134,178	176,930	164,344	475,452
Global Unconstrained Fixed Income Fund	168,405	246,045	236,240	650,690
High Yield Managed Duration Municipal Fund**	–	–	280,141	280,141
Tax-Free Income Fund	136,796	143,650	222,152	502,598
Ultra Short Municipal Income Fund**	–	–	1,157,542	1,157,542

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.
**	Prior to May 7, 2018, amounts that were waived by the Predecessor Adviser will not be recaptured by Aberdeen.

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Notes to Financial Statements (continued)

October 31, 2018

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2018, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

Prior to May 7, 2018, State Street served as the custodian, fund accounting agent and administrator to the Predecessor Funds. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including oversight of the daily valuation of the Acquiring Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Global Unconstrained Fixed Income Fund	0.25%	1.00%	0.50%
High Yield Managed Duration Municipal Fund	0.25%	–	–
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra Short Municipal Income Fund	0.25%	–	–

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25% and will re-allow to dealers 0.50% of sales charges on Class A Shares of the Ultra Short Municipal Income Fund, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the fiscal year ended October 31, 2018, the Distributor retained commissions of $28,906 from front-end sales charges of Class A shares and $50 from CDSC fees from Class C (and certain Class A) shares of the Funds.

Prior to May 7, 2018, Quasar Distributors, LLC (“Quasar”) served as the distributor to each of the Predecessor Funds. Each of the Predecessor Funds had adopted a distribution and servicing plan (the “Quasar Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Quasar Plan authorized payments by the Predecessor Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Alpine Board, of up to 0.25% of the average daily net assets of the Class A shares of the Predecessor Funds. Amounts paid under the Quasar Plan by the Predecessor Funds could be spent by the Predecessor Funds on any

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activities or expenses primarily intended to result in the sale of Class A shares of the Predecessor Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. Alpine High Yield Managed Duration Municipal Fund and Alpine Ultra Short Municipal Income Fund incurred $56,501 and $245,748 respectively, pursuant to the Quasar Plan for the period from November 1, 2017 through May 4, 2018.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual sub-transfer agent and administrative services fee of 0.25% for Class A, Class R and Institutional Service Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, the administrative service fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Asia Bond Fund	$232	$73	$–	$–	$3,443
Emerging Markets Debt Fund	2,399	161	5,569	–	10,794
Global Unconstrained Fixed Income Fund	200	290	–	10,466	5,124
High Yield Managed Duration Municipal Fund	6,860		–	–	49,758
Tax-Free Income Fund	527	176	–	–	3,884
Ultra Short Municipal Income Fund	44,493	–	–	–	224,143

Amounts listed as “–” are $0 or round to $0.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$4,569,989	$5,440,893
Emerging Markets Debt Fund	17,374,151	13,029,533
Global Unconstrained Fixed Income Fund	9,864,379	7,607,766
High Yield Managed Duration Municipal Fund	186,615,740	228,367,946
Tax-Free Income Fund	10,712,755	18,173,412
Ultra Short Municipal Income Fund	1,686,535,721	1,780,094,835

5. Portfolio Investment Risks

a.	Asset-Backed Securities Risk

Certain Funds are subject to Asset-Backed Securities Risk. Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

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b.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, the Fund may be required to invest the proceeds in securities with lower yields.

c.	Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

d.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

e.	Derivatives Risk (including Options, Futures and Swaps)

Certain Funds are subject to Derivatives Risk. Derivatives are speculative and may hurt the Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from the Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk. To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk. Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk. The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk. Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

f.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. A magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

h.	Fixed Income Securities Risk

Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

i.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

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j.	Foreign Securities Risk

A Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of a Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

k.	High-Yield Bonds and Other Lower-Rated Securities Risk

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

l.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of the Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

m.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

n.	Interest Rate Risk

Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in a Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.	Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for the Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies.

2018 Annual Report	97

Notes to Financial Statements (continued)

October 31, 2018

In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

q.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in those markets in which a Fund invests.

r.	Mid-Cap Securities Risk

Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

s.	Municipal Securities Risk

The Tax-Free Income, High Yield Managed Duration Fund and Ultra-Short Fund (the “Municipal Funds”) are subject to municipal securities risk. Municipal bonds can be significantly affected by political and economic changes, including inflation, as well as uncertainties in the municipal market related to taxation, legislative changes, or the rights of municipal security holders. Municipal bonds have varying levels of sensitivity to changes in interest rates. Interest rate risk is generally lower for shorter-term Municipal bonds and higher for long term Municipal bonds.

Municipal Bond Tax Risk. A municipal bond that is issued as tax-exempt may later be declared to be taxable. In addition, if the federal income tax rate is reduced, the value of the tax exemption may be less valuable, causing the value of a municipal bond to decline.

Municipal Market Volatility and Illiquidity Risk. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. During times of reduced market liquidity, a Fund may not be able to readily sell bonds without the sale significantly changing the market value of the bond. If the Fund needed to sell large blocks of bonds to meet shareholder redemption requests or to raise cash, those sales could further reduce the bonds’ prices.

Municipal Sector Risk. From time to time a Fund may invest a substantial amount of its assets in municipal securities whose interest is paid solely from revenues of similar projects. If the Fund concentrates its investments in this manner, it assumes the economic risks relating to such projects and this may have a significant impact on the Fund’s investment performance.

t.	Non-Diversified Fund Risk

The Asia Bond Fund’s and Emerging Market Debt Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

u.	Portfolio Turnover Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. High portfolio turnover necessarily results in greater transaction costs which may reduce Fund performance. It may also result in greater realization of gains, which may include short-term gains taxable at ordinary income tax rates.

v.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces a Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

w.	Private Placements and Other Restricted Securities Risk

The High Yield Fund and Asia Bond Fund are subject to Private Placements Risk. Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing the Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

x.	Puerto Rico and U.S. Territories Risk

The Municipal Funds are subject to Puerto Rico and U.S. territories risk to the extent that they invest in municipal obligations of such territories. Certain municipal issuers in Puerto Rico have experienced financial difficulties over recent years. These financial difficulties have been exacerbated by the impact of severe weather events, including Hurricane Maria in 2017. Additionally, all three ratings agencies have maintained a negative outlook on Puerto Rico’s credit rating, which means that additional downgrades of securities issued by Puerto Rico are possible in the future. Puerto Rican financial difficulties could potentially lead to less liquidity for its bonds, wider spreads, and greater risk of default for Puerto Rican municipal securities, and consequently may affect a Fund’s performance to the extent it invests in Puerto Rican municipal securities. As with Puerto Rican municipal securities, events in any of the other territories where a Fund is invested may affect a Fund’s investments and its performance.

98	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

y.	Tender Option Bonds Risk

The Municipal Funds are subject to Tender Option Bonds Risk. Tender option bonds are synthetic floating-rate or variable-rate securities issued when long-term bonds are purchased in the primary or secondary market and then deposited into a trust. Tender option bonds may be considered derivatives, and may expose the Fund to the same risks as investments in derivatives, as well as risks associated with leverage, especially the risk of increased volatility.

z.	Tobacco Related Bonds Risk

The Municipal Funds are subject to Tobacco Related Bonds Risk. In 1998, the largest U.S. tobacco manufacturers reached an out of court agreement, the MSA, to settle claims against them by 46 states and six other U.S. jurisdictions. The tobacco manufacturers agreed to make annual payments to the government entities in exchange for the release of all litigation claims. A number of the states have sold bonds that are backed by those future payments. The Funds may invest in two types of those bonds: (i) bonds that make payments only from a state’s interest in the MSA and (ii) bonds that make payments from both the MSA revenue and from an “appropriation pledge” by the state. An “appropriation pledge” requires the state to pass a specific periodic appropriation to make the payments and is generally not an unconditional guarantee of payment by a state. The settlement payments are based on factors, including, but not limited to, annual domestic cigarette shipments, cigarette consumption, inflation and the financial capability of participating tobacco companies. Payments could be reduced if consumption decreases, if market share is lost to non-MSA manufacturers, or if there is a negative outcome in litigation regarding the MSA.

aa.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

bb.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

cc.	Sovereign Debt Risk

The Asia Bond Fund is subject to Sovereign Debt Risk. Periods of economic and political uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities held by the Fund and impact an issuer’s ability and willingness to pay interest or repay principal when due. The Fund may have limited recourse to compel payment in the event of a default. A foreign government’s default on its debt securities may cause the value of securities held by the Fund to decline significantly.

dd.	Valuation Risk

The price a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

ee.	Variable and Floating Rate Securities Risk

Certain Funds are subject to Variable and Floating Rate Securities Risk. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

ff.	Yield Risk

The Ultra Short Fund is subject to Yield Risk. The amount of income received by the Fund will go up or down depending on day-to-day variations in short-term interest rates, and when interest rates are very low the Fund’s expenses could absorb all or a significant portion of the Fund’s income. If interest rates increase, the Fund’s yield may not increase proportionately. For example, the Adviser may discontinue any temporary voluntary fee limitation or recoup amounts previously waived and/or reimbursed.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	99

Notes to Financial Statements (continued)

October 31, 2018

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

For the year ended October 31, 2017 the breakdown of distributions per class from net investment income and from net realized gains were as follows:

	Distributions From Net Investment Income					Distributions From Net Realized
Fund	Class A	Class C	Class R	Institutional Service Class	Institutional Class	Class A	Class C	Class R	Institutional Service Class	Institutional Class
Asia Bond Fund	$–	$–	$–	$–	$–	$–	$ –	$–	$–	$–
Emerging Markets Debt Fund	(21,569)	(4,951)	(51,220)	(590)	(512,681)	–	–	–	–	–
Global Unconstrained Fixed Income Fund	–	–	–	–	–	(10,566)	(4,764)	–	(123,195)	(51,496)
High Yield Managed Duration Municipal Fund	(1,205,149)	–	–	–	(4,764,895)	–	–	–	–	–
Tax-Free Income Fund	(277,956)	(22,335)	(283)	(704)	(2,392,443)	–	–	–	–	–
Ultra Short Municipal Income Fund	(1,287,296)	–	–	–	(7,470,264)	–	–	–	–	–

As of October 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Asia Bond Fund	$4,535,465	$9,194	$(380,969)	$(371,775)
Emerging Markets Debt Fund	26,287,737	48,419	(2,723,395)	(2,674,976)
Global Unconstrained Fixed Income Fund	3,099,882	2,579,857	(3,028,930)	(449,073)
High Yield Managed Duration Municipal Fund	208,651,540	859,537	(4,332,798)	(3,473,261)
Tax-Free Income Fund	70,387,570	2,332,519	(694,490)	1,638,029
Ultra Short Municipal Income Fund	1,046,832,979	18,304	(101,902)	(83,598)

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$415,766	$–	$415,766	$–	$–	$415,766
Emerging Markets Debt Fund	1,338,321	–	1,338,321	–	–	1,338,321
Global Unconstrained Fixed Income Fund	–	41,900	41,900	–	–	41,900
High Yield Managed Duration Municipal Fund	194,481	–	194,481	7,161,530	3,895	7,359,906
Tax-Free Income Fund	4,692	–	4,692	2,433,250	–	2,437,942
Ultra Short Municipal Income Fund	–	–	–	12,828,942	–	12,828,942

100	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$–	$–	$–	$–	$–	$–
Emerging Markets Debt Fund	591,011	–	591,011	–	–	591,011
Global Unconstrained Fixed Income Fund	190,016	5	190,021	–	–	190,021
High Yield Managed Duration Municipal Fund	85,043	–	85,043	5,885,001	–	5,970,044
Tax-Free Income Fund	5,055	–	5,055	2,686,866	–	2,693,721
Ultra Short Municipal Income Fund	463	–	463	8,757,097	–	8,757,560

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Asia Bond Fund	$–	$107,657	$–	$–	$–	$–	$–	$(390,361)	$(5,127,323)	$(5,410,027)
Emerging Markets Debt Fund	–	355,036	–	–	–	–	–	(2,675,318)	(3,744,660)	(6,064,942)
Global Unconstrained Fixed Income Fund	–	759,501	47,303	–	–	–	–	(472,409)	–	334,395
High Yield Managed Duration Municipal Fund	–	–	–	–	–	–	(18,711)	(3,473,261)	(2,106,821)	(5,598,793)
Tax-Free Income Fund	–	–	18,900	–	–	–	(8,351)	1,638,031	–	1,648,580
Ultra Short Municipal Income Fund	31,141	–	–	–	(43,119)	–	–	(83,599)	(450,435)	(546,012)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018 for Federal income tax purposes, the following Funds have capital loss carry forwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Fund	Amount	Expires
Asia Bond Fund	$3,851,535	Unlimited (Short-Term)
Asia Bond Fund	1,275,788	Unlimited (Long-Term)
Emerging Markets Debt Fund	888,201	Unlimited (Short-Term)
Emerging Markets Debt Fund	2,856,459	Unlimited (Long-Term)
High Yield Managed Duration Municipal Fund	2,043,782	Unlimited (Short-Term)
High Yield Managed Duration Municipal Fund	63,039	Unlimited (Long-Term)
Ultra Short Municipal Income Fund	67,228	2019 (Short-Term)
Ultra Short Municipal Income Fund	365,097	Unlimited (Short-Term)
Ultra Short Municipal Income Fund	18,110	Unlimited (Long-Term)

2018 Annual Report	101

Notes to Financial Statements (continued)

October 31, 2018

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), equalization, paydown gain/(loss), amortization of upfront payments-open swaps, capital gain tax, swap gain/(loss), and distribution re-designations. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Asia Bond Fund	$–	$–
Emerging Markets Debt Fund	(477)	477
Global Unconstrained Fixed Income Fund	92,266	(92,266)
High Yield Managed Duration Municipal Fund	–	–
Tax-Free Income Fund	–	–
Ultra Short Municipal Income Fund	–	–

8. Significant Shareholders

As of October 31, 2018, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	85.0%	5
Emerging Markets Debt Fund	90.0	4
Global Unconstrained Fixed Income Fund	69.1	5
High Yield Managed Duration Municipal Fund	84.8	6
Tax-Free Income Fund	–	–
Ultra Short Municipal Income Fund	69.9	5

Amounts listed as “–” are $0 or round to $0.

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust ( including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2018, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2018.

102	Annual Report 2018

Notes to Financial Statements (concluded)

October 31, 2018

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$285,832	3.23%	20
Global Unconstrained Fixed Income Fund	175,000	2.75%	3
High Yield Managed Duration Municipal Fund*	1,171,659	3.35%	8
Ultra Short Municipal Income Fund*	4,758,690	3.35%	5

*	Prior to May 7, 2018, the Predecessor Funds had entered into a lending agreement with BNP Paribas. The amounts in the above table reflect the time period May 7, 2018 to October 31, 2018 and the terms of the State Street Agreement, in effect during that time period.

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Trust’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

On December 12, 2018, the Board of Trustees of the Trust (the “Board”) approved a reduction in the investment advisory fee for the Emerging Markets Debt Fund from 0.75% on the first $500 million of average daily net assets and 0.70% on average daily net assets of $500 million and more to 0.60% on the first $500 million of average daily net assets and 0.55% of average daily net assets of $500 million and more effective December 14, 2018. The Board also approved a reduction in the Fund’s expense limitation from an annual rate of 0.90% of the Fund’s average daily net assets to 0.65% of the Fund’s average daily net assets, and an extension of the expense limitation to February 29, 2020.

2018 Annual Report	103

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund, Aberdeen High Yield Managed Duration Municipal Fund, Aberdeen Tax-Free Income Fund, and Aberdeen Ultra Short Municipal Income Fund, six of the funds comprising Aberdeen Funds (the Funds), including the statements of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended except for the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the year ended October 31, 2018, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the year ended October 31, 2018. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, except for the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund for which the period is the year ended October 31, 2018 and the financial highlights for each of the years in the five-year period then ended except for the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund, for which the period is the year ended October 31, 2018, in conformity with U.S. generally accepted accounting principles. The statements of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the three-year period ended October 31, 2017 for Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on those changes in net assets and financial highlights. The financial highlights for the year ended October 31, 2014 for the Aberdeen High Yield Managed Duration Municipal Fund and Aberdeen Ultra Short Municipal Income Fund were audited by other independent registered public accountants whose report, dated December 29, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, transfer agent of the underlying funds, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

104	Annual Report 2018

Other Tax Information (Unaudited)

For the period ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2018. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2018) were as follows:

Fund	Foreign Tax
Asia Bond Fund	$0.0077

During the year ended October 31, 2018, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Global Unconstrained Fixed income Fund	$47,310
Tax-Free Income Fund	503

2018 Annual Report	105

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2018 and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Asia Bond Fund	Class A	$1,000.00	$916.00	$1,019.81	$5.17	$5.45	1.07%
	Class C	$1,000.00	$913.40	$1,016.59	$8.25	$8.69	1.71%
	Class R	$1,000.00	$915.60	$1,019.11	$5.84	$6.16	1.21%
	Institutional Service Class	$1,000.00	$918.00	$1,021.63	$3.43	$3.62	0.71%
	Institutional Class	$1,000.00	$917.80	$1,021.63	$3.43	$3.62	0.71%
Emerging Markets Debt Fund	Class A	$1,000.00	$946.20	$1,019.01	$6.03	$6.26	1.23%
	Class C	$1,000.00	$942.50	$1,015.63	$9.30	$9.65	1.90%
	Class R	$1,000.00	$944.10	$1,017.29	$7.69	$7.98	1.57%
	Institutional Service Class	$1,000.00	$947.50	$1,020.57	$4.52	$4.69	0.92%
	Institutional Class	$1,000.00	$947.30	$1,020.67	$4.42	$4.58	0.90%
Global Unconstrained Fixed Income Fund	Class A	$1,000.00	$1,011.70	$1,019.61	$5.63	$5.65	1.11%
	Class C	$1,000.00	$1,008.00	$1,015.88	$9.36	$9.40	1.85%
	Institutional Service Class	$1,000.00	$1,012.60	$1,020.42	$4.82	$4.84	0.95%
	Institutional Class	$1,000.00	$1,013.40	$1,020.92	$4.31	$4.33	0.85%
High Yield Managed Duration Municipal Fund	Class A	$1,000.00	$1,007.50	$1,020.67	$4.55	$4.58	0.90%
	Institutional Class	$1,000.00	$1,008.60	$1,021.93	$3.29	$3.31	0.65%
Tax-Free Income Fund	Class A	$1,000.00	$1,003.40	$1,021.37	$3.84	$3.87	0.76%
	Class C	$1,000.00	$999.70	$1,017.64	$7.56	$7.63	1.50%
	Class R	$1,000.00	$1,001.10	$1,020.16	$5.04	$5.09	1.00%
	Institutional Service Class	$1,000.00	$1,003.60	$1,022.69	$2.53	$2.55	0.50%
	Institutional Class	$1,000.00	$1,004.70	$1,022.69	$2.53	$2.55	0.50%

106	Annual Report 2018

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Ultra Short Municipal Income Fund	Class A	$1,000.00	$1,005.90	$1,021.68	$3.54	$3.57	0.70%
	Institutional Class	$1,000.00	$1,007.10	$1,022.94	$2.28	$2.29	0.45%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2018 Annual Report	107

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 13, 2018, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Global Unconstrained Fixed Income Fund and Aberdeen Tax-Free Income Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2018 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 13, 2018, the “Meetings”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with the Meetings, the Board reviewed a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees received materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally included, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds, to the extent applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s

108	Annual Report 2018

Supplemental Information (Unaudited) (continued)

Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered that certain of the Funds had changed their respective performance benchmarks to better reflect the respective Fund’s investment strategy. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds

2018 Annual Report	109

Supplemental Information (Unaudited) (concluded)

were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fees, and as applicable, sub-advisory fees were reasonable and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*     *     *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

110	Annual Report 2018

Management of the Funds (Unaudited)

As of October 31, 2018

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	32	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	27	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

2018 Annual Report	111

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	26	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

112	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Martin is the Co-Chief Executive of Standard Life Aberdeen PLC, the company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Prior to this, Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983.	32	Chairman, Prudential Regulation Authority’s Practitioner Panel, Director, Institute of International Finance, Non-Executive Director, Glencore plc

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2018 Annual Report	113

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Interim Global Head of Conduct & Compliance for Standard Life Aberdeen plc. Mr. Cotton is also Vice President of Aberdeen Fund Distributors LLC. Mr. Cotton joined Aberdeen in 2010.
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President – Compliance (Since March 2017)	Currently, Head of Conduct & Compliance–Americas/Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. (since 2009).
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–Americas for Aberdeen Asset Management Inc., overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen Asset Management via the acquisition of certain asset management businesses from Credit Suisse in 2009.

114	Annual Report 2018

Management of the Funds (Unaudited) (concluded)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal–Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Ben Moser** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services–US. Mr. Moser joined Aberdeen Asset Management in July 2008.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008.
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013.
Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Asset Management Inc. in August 2013.
Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)	Currently, Product Manager. Mr. Varga joined Aberdeen Asset Management Inc. in 2011.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2018 Annual Report	115

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-AR

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2018

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1
Aberdeen Diversified Alternatives Fund	Page 3
Aberdeen Diversified Income Fund	Page 8
Aberdeen Dynamic Allocation Fund	Page 13

Financial Statements	Page 18

Notes to Financial Statements	Page 30

Report of Independent Registered Public Accounting Firm	Page 42

Other Tax Information	Page 43

Shareholder Expense Examples	Page 44

Supplemental Information	Page 45

Management of the Funds	Page 48

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global financial markets weathered numerous bouts of significant volatility during the 12-month period ended October 31, 2018, capped off by a major downturn in October 2018. Global stock markets in aggregate gained ground for the first few months of the period, as generally upbeat corporate earnings reports, tax reform in the U.S., and relatively steady economic growth buoyed investors’ confidence. However, market sentiment soon turned negative amid concerns that rising inflation could lead to more aggressive global central bank monetary policy, as well as fears of a possible global trade war spurred by tensions between the U.S and China. Global equities recovered during the third quarter of 2018, led by the U.S., with the broader-market Standard and Poor’s (S&P) 500 Index1 climbing 7.7% – its strongest quarterly performance since 2013. Nonetheless, in an apparent case of “financial whiplash,” global markets declined sharply towards the end of the reporting period in October. Investors were rattled by concerns ranging from lower corporate earnings estimates to the impact of continued monetary policy normalization. There also was a spike in U.S. Treasury yields during the month, triggered by expectations of further U.S. Federal Reserve (Fed) interest-rate increases. Shares of technology companies tumbled as higher interest rates led to investors’ apprehension about the rising valuations in the sector.

There was divergent performance among the regional stock markets during the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,2 a global equity market benchmark, posted a modest gain of 1.7% for the period, despite the vast majority of its constituents recording losses for the period. The U.S. was the lone major developed market to garner a positive return, while European stocks declined and were the weakest performers. Global emerging equity markets, as represented by the MSCI Emerging Markets Index,3 fell 12.2% over the reporting period, hampered by the strengthening U.S. dollar, which weighed on vulnerable economies with substantial foreign debt. The escalating trade tensions between the U.S. and China had a negative impact on Asia-Pacific stock markets, which declined 11.8% for the period, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.4

While shares of U.S. companies could not avoid the sell-off in the global financial markets in October 2018, they finished the 12-month reporting period in positive territory. The U.S. market was bolstered for most of the period by generally positive economic data and corporate earnings reports, as well as the tax reform legislation that was enacted in late 2017. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. Late in the period, however, as investors worried that rising wage pressure and inflation could force the Fed to tighten monetary policy more aggressively than previously forecast. U.S. large-cap stocks, as represented by the S&P 500 Index, gained 7.4% during the reporting period, substantially outperforming the corresponding 2.8% and 1.9% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap5 and Russell 20006 indices, respectively.

Shares of large-cap companies in the Asia-Pacific region fell sharply over the reporting period, hampered in part by investors’ concerns about a possible U.S.-China trade war. In June 2018, the administration of U.S. President Donald Trump assessed tariffs on US$50 billion in Chinese imports. Three months later, the U.S. placed an additional US$200 billion of levies on Chinese imports. China responded without escalating rhetoric while allowing its currency, the renminbi, to depreciate further against the U.S. dollar. Additionally, the weak investor sentiment in mainland China was compounded by fears over the country’s moderating economic growth.

One of the key reasons for the weakness in emerging-market equities was the liquidity squeeze on the U.S. dollar, stemming from the U.S. tax reforms that encouraged U.S. companies to repatriate7 their cash, as well as the Fed’s hawkish monetary policy stance. Turkey bore the brunt of the downturn amid worries about the central bank’s unwillingness to adopt orthodox economic policies and the government’s deteriorating relations with the U.S. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election in July 2018. While this outcome was expected, the market has become increasingly concerned with his plans to unwind some of the reforms that had occurred under his predecessor, Pena Nieto. Japan’s longest economic growth streak in 28 years stalled in the first quarter of 2018, but the economy subsequently resumed its momentum. An upgrade of second-quarter 2018 gross domestic product (GDP) data was attributable to an increase in capital investments. This was partly the result of the tight Japanese labor market, which saw the unemployment rate reach its lowest since the 1990s, boosting investments in labor-saving technologies.

Regarding the global fixed-income markets during the reporting period, capital outflows from emerging markets quickened due to the Fed’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling Indonesian rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also increased interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Trump reimposed economic sanctions on Iran. Yields on U.S. Treasuries rose, with two-, five- and ten year yields increasing by 127, 97 and 77 basis points (bps), respectively, over the reporting period, and this pressured higher-quality, lower-yielding and longer duration8 credit. U.S. and European high-yield markets saw marginal gains over the reporting period. Corporate earnings remained supported by generally positive economic growth, while default rates remained low. Supply was also lower than that in 2017 as companies, faced with rising borrowing costs, responded by reducing new issuance. However, investor sentiment in the U.S. deteriorated towards the end of the reporting period as trade tensions with China worsened and businesses began to forecast more conservative revenues and profitability in the ensuing quarters.

Global real estate equity markets faced a challenging environment during the reporting period. While the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT)

2018 Annual Report	1

Market Review (concluded)

Global Real Estate Index9 ended the period with a modest negative return, there were considerable variations in country-level returns. The performance of real estate markets in developed countries was modestly positive, while emerging markets generally posted negative returns for the reporting period.

Outlook

As we near the end of 2018, global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including Italy’s fiscal problems and political uncertainty in Europe caused by negotiations surrounding the UK’s exit from the EU (“Brexit”), which have yet to provide clarity on what the outcome will be for the UK or Europe.

The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite our preparations.

We remain cautious on the growing divergence across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade-related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates.

Aberdeen Standard Investments

[1]	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

[3]	The MSCI Emerging Markets Index tracks the performance of large- and mid-cap stocks across 24 emerging-market countries.

[4]	The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging-market countries in Asia.

[5]	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

[6]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[7]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[8]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[9]	The FTSE EPRA/NAREIT Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.

2	Annual Report 2018

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees) returned -0.22% for the 12-month period ended October 31, 2018, versus the 0.67% return of its benchmark, the Financial Times Stock Exchange (FTSE) 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (comprising 72 funds), as measured by Lipper, Inc., was -1.90%.

The stability and upward trajectory of global financial markets through the 2017 calendar year seems like a distant memory after the first 10 months of 2018. The markets ended 2017 and started 2018 with a strong move higher, buoyed by investor confidence in the wake of U.S. corporate tax cuts and rising expectations for global economic growth. However, investor sentiment shifted quickly in the beginning of February, as the markets became concerned that rising wage pressure and inflation could force the U.S. Federal Reserve (Fed) to tighten monetary policy more aggressively than previously forecast. Market volatility remained at elevated levels in March, amid a backdrop of both political and macroeconomic events. The U.S. equity market calmed and was the star performer over the spring and summer of 2018, led by large-cap and technology company stocks. However, October brought the return of volatility to risk assets, driven by higher U.S. interest rates and strong economic data which pointed to further interest-rate hikes in the U.S. In addition, concerns about global growth peaking and trade tariffs caused investor sentiment towards equities to turn negative. October marked the worst-monthly performances for the Nasdaq Composite,1 Standard and Poor’s (S&P) 500,2 Morgan Stanley Capital International (MSCI) Emerging Markets3 and Euro Stoxx 504 indices since November 2008, September 2011, August 2015, and May 2012, respectively. U.S. interest rates trended higher over the month, despite briefly falling in the second half of October as investors moved into safe haven assets to avoid market volatility. The Brent crude oil price, which had rallied for most of the year, experienced a correction dropping more than 10% owing to mounting concerns that U.S.-China trade tariffs could stifle global growth and curb oil demand.

The Fund’s performance for the 12-month period ended October 31, 2018 lagged relative to the broader U.S. equity market, as measured by the S&P 500 Index. However, the Fund outperformed the broad U.S. fixed-income market, as represented by the Bloomberg Barclays U.S. Aggregate Bond Index,5 for the reporting period. The top contributor to Fund performance was the Eaton Vance Floating Rate Fund, as U.S. interest rates rose, helping to increase its yield, and as spreads generally tightened for most of the period. The Fund’s position in BlackRock Global Long/Short Equity Fund also had a positive impact on performance. While the holding underperformed the U.S. equity market for the period, it was a notable outperformer in the more difficult months such as February and October 2018. Additionally, the Fund’s smart beta6 basket bolstered performance, led by the minimum volatility and momentum factors.

In contrast, Boston Partners Long/Short Research Fund was the biggest detractor from Fund performance for the reporting period. The holding struggled for most of the period as value underperformed and its short book hampered performance. The other detractors from Fund performance for the period were iShares MSCI Eurozone ETF and Nuveen Preferred Securities Fund.

At the end of the reporting period, the Fund was invested in line with its alternatives orientation and lower-volatility objective. The key trend driving the opportunity set is the tightening of monetary policy by central banks in response to gradually building inflationary pressures. Realized volatility has started to increase and U.S. interest rates have risen significantly. We maintain our belief that the U.S. is leading the current economic cycle and that moving forward, other developed economies will follow a similar path in terms of rising inflation, rising rates, and less liquidity provision by their central banks. However, we think that there are some notable risks to this outlook. The U.S. yield curve is flattening, indicating that investors do not see a need for much further tightening by the Fed in order to keep inflation stable, and we are cognizant that outside of the U.S., there is little evidence thus far of inflation rising. In our view, this suggests that accommodative monetary policies in Europe and Asia could remain in place for longer than we are currently assuming. Furthermore, we see indications that economic growth in Europe is slowing, posing additional risks that the European Central Bank and other European central banks may decide to extend their current extraordinarily easy monetary policy stance. Over the next few months we will closely monitor activity and inflation trends outside of the U.S. to determine whether we are, indeed, at the beginning of a larger global reflation trend. Over the past few months, the key developments pertaining to our outlook have been the further escalation of trade tensions between the U.S. and China; growing divergence between growth in the U.S. and the rest of the world; continued slowing of economic activity in Europe; and signs that stresses in emerging markets may be starting to weigh on risk assets in developed markets.

1	The Nasdaq Composite Index is a broad-based, capitalization-weighted index of all Nasdaq domestic and international based common type stocks listed on The Nasdaq Stock Market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.
2	The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market.
3	The MSCI Emerging Markets Index tracks the performance of large- and mid-cap stocks across 24 emerging markets countries.
4	The Euro Stoxx 50 Index is a market capitalization-weighted stock index of 50 large, blue-chip European companies operating within Eurozone member nations.
5	The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the performance of the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market. Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. S&P Global Ratings’ credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-
6	Smart beta seeks to deliver a better risk and return trade-off than conventional market cap-weighted indices by using alternative weighting methodologies based on measures such as volatility or dividends. Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.

2018 Annual Report	3

Aberdeen Diversified Alternatives Fund (Unaudited) (continued)

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Please read the prospectus for more detailed information regarding these and other risks.

4	Annual Report 2018

Aberdeen Diversified Alternatives Fund (Unaudited) (continued)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-0.63%	1.42%	5.52%
	w/SC2	-6.35%	0.22%	4.89%
Class C	w/o SC	-1.25%	0.76%	4.79%
	w/SC3	-2.24%	0.76%	4.79%
Class R4	w/o SC	-0.94%	1.12%	5.20%
Institutional Service Class[4,5]	w/o SC	-0.28%	1.57%	5.60%
Institutional Class[4]	w/o SC	-0.22%	1.77%	5.84%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the commencement of operations of the Institutional Service Class (December 29, 2016) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Financial Times Stock Exchange (FTSE) 3-Month Treasury Bill Index, the HFRX Global Hedge Fund Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. The strategies are asset weighted based on the distribution of assets in the hedge fund industry.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	5

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Mutual Funds	81.5%
Exchange-Traded Funds	12.1%
Short-Term Investment	6.5%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Top Industries
Alternative Investment	53.4%
Fixed Income Funds	32.2%
Equity Funds	8.0%
Other	6.4%
100.0%

Top Holdings*
Eaton Vance Floating-Rate Fund, Class I	20.0%
Arbitrage Event Driven Fund, Institutional Class	13.9%
Gotham Neutral Fund, Institutional Class	12.0%
Boston Partners Long/Short Research Fund, Institutional Class	10.7%
Nuveen Preferred Securities Fund, Institutional Class	8.2%
BlackRock Global Long/Short Equity Fund, Institutional Class	7.8%
Otter Creek Long/Short Opportunity Fund, Institutional Class	4.9%
iShares TIPS Bond ETF	4.1%
AQR Managed Futures Strategy Fund, Class I	4.0%
iShares Edge MSCI USA Momentum Factor ETF	1.9%
Other	12.5%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

6	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (81.5%)
Alternative Investment (53.4%)
AQR Managed Futures Strategy Fund, Class I (a)	145,382	$1,267,732
Arbitrage Event Driven Fund, Institutional Class	461,060	4,361,624
BlackRock Global Long/Short Equity Fund, Institutional Class (a)	200,701	2,464,604
Boston Partners Long/Short Research Fund, Institutional Class (a)	209,969	3,367,900
Gotham Neutral Fund, Institutional Class (a)	367,774	3,784,401
Otter Creek Long/Short Opportunity Fund, Institutional Class (a)	132,667	1,534,959
		16,781,220
Fixed Income Funds (28.1%)
Eaton Vance Floating-Rate Fund, Class I	693,938	6,287,074
Nuveen Preferred Securities Fund, Institutional Class	156,022	2,563,449
		8,850,523
Total Mutual Funds		25,631,743
EXCHANGE-TRADED FUNDS (12.1%)
Equity Funds (8.0%)
iShares Edge MSCI Min Vol USA ETF	6,195	339,052
iShares Edge MSCI USA Momentum Factor ETF	5,594	600,068
iShares Edge MSCI USA Quality Factor ETF	2,884	240,901
iShares Edge MSCI USA Size Factor ETF	2,122	175,797
iShares Edge MSCI USA Value Factor ETF	4,916	406,357
iShares MSCI Eurozone ETF	6,478	242,083
iShares Nasdaq Biotechnology ETF	2,789	290,251
X-trackers MSCI Japan Hedged Equity ETF	5,993	242,117
		2,536,626
Fixed Income Fund (4.1%)
iShares TIPS Bond ETF	11,797	1,283,986
Total Exchange-Traded Funds		3,820,612
SHORT-TERM INVESTMENT (6.5%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (b)	2,046,514	2,046,514
Total Short-Term Investment		2,046,514
Total Investments (Cost $31,376,251) (c)—100.1%		31,498,869
Liabilities in Excess of Other Assets—(0.1)%		(46,183)
Net Assets—100.0%		$31,452,686

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2018 Annual Report	7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Institutional Class shares net of fees) returned -2.46% for the 12-month period ended October 31, 2018, versus the -2.05% return of its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 252 funds), as measured by Lipper, Inc., was -1.18%.

Political events dominated the global financial markets over the reporting period. The U.S. Congress enacted tax reform legislation in late December 2017. The sweeping changes increased the global competitiveness of U.S. corporations and removed incentives for offshore cash and intellectual property. The reduction of corporate tax rates increased the after-tax earnings of many U.S. companies and provided generous incentives for capital investment, which in our view should eventually improve productivity. Equity markets rallied during the autumn of 2017 in anticipation of the implementation of tax reform. However, investors’ enthusiasm was tempered towards the end of January 2018, when fears of a tariff war gripped the market. February and March were marked by domestic risk amid concerns regarding a U.S. government shutdown and negotiations on budget appropriations, which eventually passed on March 23, 2018. Rising U.S. interest rates helped the U.S. dollar appreciate which disadvantaged foreign assets including European and emerging market equities. Additionally, trade conflicts escalated ahead of the U.S. midterm Congressional elections, which were held in early November 2018, hampering investor sentiment for foreign assets. A spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations.

The primary detractors from Fund performance for the reporting period included positions in emerging-market equities and debt, as well as European equities. Conversely, the Fund’s holdings in floating-rate securities, large-cap U.S. equities and low-duration1 investment grade2 U.S. bonds bolstered performance.

During the reporting period, we reduced the Fund’s fixed-income exposures, including preferred securities and international bonds. We used the proceeds of these sales to increase allocations to U.S. equities. We also increased exposure to more value-oriented equity sectors, including emerging-market high-dividend equities, and Europe, Australasia and Far East (EAFE) value style equity.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised overweight allocations to a very short-duration floating-rate bank notes fund and preferred securities and high-yield emerging-market bonds, both local currency- and U.S. dollar-denominated high-yield bonds. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for Japanese, European and U.S. companies, given U.S. economic growth prospects and accommodative monetary policies in Europe and Japan.

We believe that the U.S. economy should continue to expand at an above-average pace despite a lowering of expectations. We think that many of the asset markets that have performed poorly in 2018 are now interesting value purchases. The Fund is positioned to participate in a wider acknowledgement of their value. In our view, the trade dispute between the U.S. and China is a long standing secular issue to be resolved over coming years. We expect the tensions to ebb and flow, and we believe that a de-escalation of tensions is overdue.

In our view, leading economic indicators still point to increasing activity in the Eurozone economy, albeit at a lower rate. Central banks in the U.S. and United Kingdom are tightening monetary policy with caution, while the Eurozone and Japan maintain accommodative monetary policies with increasing balance sheets at least through 2018. We believe that the primary risks to the positive environment for equities emanate from geopolitical shifts, central bank miscues, and from the ability of trade negotiation outcomes to surprise. In our opinion, upside risks include the overachievement of U.S. fiscal reform and a receding of populist agendas.

The Fund remains diversified,3 and we think that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
2	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. S&P Global Ratings’ credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

8	Annual Report 2018

Aberdeen Diversified Income Fund (Unaudited) (continued)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

2018 Annual Report	9

Aberdeen Diversified Income Fund (Unaudited) (continued)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-2.71%	3.17%	6.37%
	w/SC2	-8.32%	1.95%	5.73%
Class C	w/o SC	-3.35%	2.46%	5.60%
	w/SC3	-4.29%	2.46%	5.60%
Class R4	w/o SC	-2.95%	2.80%	5.99%
Institutional Service Class[4,5]	w/o SC	-2.65%	3.42%	6.53%
Institutional Class[4]	w/o SC	-2.46%	3.47%	6.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of the Fund’s Class A shares. These returns have not been adjusted to reflect the expenses applicable to the Institutional Service Class. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, the Bloomberg Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

10	Annual Report 2018

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Exchange-Traded Funds	71.2%
Mutual Funds	26.1%
Short-Term Investment	1.8%
Other Assets in Excess of Liabilities	0.9%
100.0%

Top Industries
Equity Funds	54.3%
Fixed Income Funds	43.0%
Other	2.7%
100.0%

Top Holdings*
Vanguard High Dividend Yield ETF	15.1%
Eaton Vance Floating-Rate Fund, Class I	14.0%
iShares MSCI EAFE Value ETF	8.1%
iShares Select Dividend ETF	8.1%
iShares U.S. & International High Yield Corp Bond ETF	7.0%
Nuveen Preferred Securities Fund, Institutional Class	6.0%
Oppenheimer International Bond Fund, Class Y	6.0%
iShares JP Morgan EM Local Currency Bond ETF	6.0%
iShares Core S&P 500 ETF	5.5%
iShares Emerging Markets Dividend ETF	5.0%
Other	19.2%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

2018 Annual Report	11

Statement of Investments

October 31, 2018

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (26.1%)
Fixed Income Funds (26.1%)
Eaton Vance Floating-Rate Fund, Class I	229,030	$2,075,017
Nuveen Preferred Securities Fund, Institutional Class	54,299	892,141
Oppenheimer International Bond Fund, Class Y	166,755	888,803
Total Mutual Funds		3,855,961
EXCHANGE-TRADED FUNDS (71.2%)
Equity Funds (54.3%)
iShares Core S&P 500 ETF	3,005	819,644
iShares Emerging Markets Dividend ETF	19,777	744,406
iShares MSCI EAFE Value ETF	24,694	1,191,486
iShares MSCI Japan ETF	9,873	541,435
iShares MSCI Pacific ex Japan ETF	6,830	284,674
iShares Select Dividend ETF	12,414	1,190,130
Vanguard High Dividend Yield ETF	26,910	2,240,527
WisdomTree Europe Hedged Equity Fund	10,070	601,179
X-trackers MSCI Japan Hedged Equity ETF	10,327	417,211
		8,030,692
Fixed Income Funds (16.9%)
iShares Emerging Markets High Yield Bond ETF	13,002	588,731
iShares JP Morgan EM Local Currency Bond ETF(a)	20,372	882,922
iShares U.S. & International High Yield Corp Bond ETF	21,463	1,032,799
		2,504,452
Total Exchange-Traded Funds		10,535,144
SHORT-TERM INVESTMENT (1.8%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09%(b)	266,337	266,337
Total Short-Term Investment		266,337
Total Investments (Cost $14,964,950) (c)—99.1%		14,657,442
Other Assets in Excess of Liabilities—0.9%		136,948
Net Assets—100.0%		$14,794,390

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

12	Annual Report 2018

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees) returned -2.16% for the 12-month period ended October 31, 2018, versus the 0.00% return of its benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (comprising 252 funds), as measured by Lipper, Inc., was -1.18%.

Political events dominated the global financial markets over the reporting period. The U.S. Congress enacted tax reform legislation in late December 2017. The sweeping changes increased the global competitiveness of U.S. corporations and removed incentives for offshore cash and intellectual property. The reduction of corporate tax rates increased the after-tax earnings of many U.S. companies and provided generous incentives for capital investment, which in our view should eventually improve productivity. Equity markets rallied during the autumn of 2017 in anticipation of the implementation of tax reform. However, investors’ enthusiasm was tempered towards the end of January 2018, when fears of a tariff war gripped the market. February and March were marked by domestic risk amid concerns regarding a U.S. government shutdown and negotiations on budget appropriations, which eventually passed on March 23, 2018. Rising U.S. interest rates helped the U.S. dollar appreciate which disadvantaged foreign assets including European and emerging market equities. Additionally, trade conflicts escalated ahead of the U.S. midterm Congressional elections, which were held in early November 2018, hampering investor sentiment for foreign assets. A spike in U.S. Treasury yields at the end of the reporting period triggered a slide in share prices as investors reassessed global stock valuations.

The most notable detractors from Fund performance for the reporting period included emerging-market equities, European equities, and emerging-market debt.

The primary contributors to Fund performance over the period were holdings in small- and large-cap U.S. equities, as well as floating-rate securities and high dividend-paying U.S. equities.

Over the reporting period, we reduced the Fund’s European equity exposures, Treasury Inflation-protected Securities (TIPS) and preferred stocks. We used the proceeds of these sales to increase allocations to emerging-market equities, as well as U.S. large-cap equities, floating-rate securities and U.S. investment-grade1 bonds.

As of the end of the reporting period, the Fund’s fixed-income allocations were positioned in anticipation of higher U.S. interest rates. The fixed-income exposure comprised a moderate allocation to a very short-duration2 floating-rate bank notes fund, some preferred securities, and relatively small allocations to the U.S. investment-grade and European fixed-income sectors, where we did not feel compensated for risk. We have positioned the Fund’s equity allocations in an effort to benefit from profit growth for Japanese, European and U.S. companies, given U.S. economic growth prospects with mild wage inflation, and accommodative monetary policies in Europe and Japan.

We believe that the U.S. economy should continue to expand at an above-average pace despite a lowering of expectations. We think that many of the asset markets that have performed poorly in 2018 are now interesting value purchases. The Fund is positioned to participate in a wider acknowledgement of their value. In our view, the trade dispute between the U.S. and China is a long standing secular issue to be resolved over coming years. We expect the tensions to ebb and flow, and we believe that a de-escalation of tensions is overdue.

In our view, leading economic indicators still point to increasing activity in the Eurozone economy, albeit at a lower rate. Central banks in the U.S. and UK are tightening monetary policy with caution, while the Eurozone and Japan maintain accommodative monetary policies with increasing balance sheets at least through 2018. We believe that the primary risks to the positive environment for equities emanate from geopolitical shifts, central bank miscues, and from the ability of trade negotiation outcomes to surprise. In our opinion, upside risks include the overachievement of U.S. fiscal reform and a receding of populist agendas.

The Fund remains diversified,3 and we think that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Alternatives and Multi-Asset Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

1	Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. S&P Global Ratings’ credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	Diversification does not ensure a profit or protect against a loss in a declining market.

2018 Annual Report	13

Aberdeen Dynamic Allocation Fund (Unaudited) (continued)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

14	Annual Report 2018

Aberdeen Dynamic Allocation Fund (Unaudited) (continued)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	-2.44%	3.23%	6.85%
	w/SC2	-8.04%	2.02%	6.21%
Class C	w/o SC	-3.12%	2.52%	6.10%
	w/SC3	-4.08%	2.52%	6.10%
Class R4	w/o SC	-2.78%	2.84%	6.53%
Institutional Service Class[4,5]	w/o SC	-2.13%	3.54%	7.04%
Institutional Class[4,5]	w/o SC	-2.16%	3.53%	7.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) and Institutional Class (July 29, 2009) are based on the previous performance of the Fund’s Class A shares. Returns of each class have not been adjusted to reflect the expenses applicable to the respective classes. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what the Institutional Service Class and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Institutional Service Class and Institutional Class shares would only differ to the extent of the differences in expenses of the two classes.

Performance of a $10,000 Investment (as of October 31, 2018)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Bloomberg Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 24 emerging markets. The developed markets countries in the Index are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries in the Index are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, South Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	15

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Exchange-Traded Funds	84.4%
Mutual Funds	13.5%
Short-Term Investment	2.2%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

Top Industries
Equity Funds	67.3%
Fixed Income Funds	30.6%
Other	2.1%
100.0%

Top Holdings*
iShares Core S&P 500 ETF	13.0%
WisdomTree Europe Hedged Equity Fund	11.1%
iShares Russell 2000 ETF	10.0%
Eaton Vance Floating-Rate Fund, Class I	9.7%
iShares Russell Mid-Cap ETF	9.1%
iShares Edge U.S. Fixed Income Balanced Risk ETF	6.1%
iShares MSCI Japan ETF	6.0%
iShares MSCI EAFE ETF	4.9%
iShares U.S. & International High Yield Corp Bond ETF	4.2%
iShares MSCI Eurozone ETF	4.0%
Other	21.9%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

16	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (13.5%)
Fixed Income Funds (13.5%)
Eaton Vance Floating-Rate Fund, Class I	125,623	$1,138,138
Nuveen Preferred Securities Fund, Institutional Class	7,179	117,954
Oppenheimer International Bond Fund, Class Y	60,504	322,485
Total Mutual Funds		1,578,577
EXCHANGE-TRADED FUNDS (84.4%)
Equity Funds (67.3%)
iShares Core S&P 500 ETF	5,598	1,526,910
iShares MSCI EAFE ETF	9,111	569,073
iShares MSCI Emerging Markets ETF	11,977	469,019
iShares MSCI Eurozone ETF	12,645	472,544
iShares MSCI Japan ETF	12,856	705,023
iShares Russell 2000 ETF	7,856	1,178,636
iShares Russell Mid-Cap ETF	21,056	1,064,591
Vanguard High Dividend Yield ETF	2,878	239,622
WisdomTree Europe Hedged Equity Fund	21,928	1,309,102
X-trackers MSCI Japan Hedged Equity ETF	9,342	377,417
		7,911,937
Fixed Income Funds (17.1%)
iShares Edge U.S. Fixed Income Balanced Risk ETF	7,477	718,163
iShares Emerging Markets High Yield Bond ETF	5,148	233,101
iShares JP Morgan EM Local Currency Bond ETF(a)	10,275	445,318
iShares TIPS Bond ETF	1,075	117,003
iShares U.S. & International High Yield Corp Bond ETF	10,249	493,182
		2,006,767
Total Exchange-Traded Funds		9,918,704
SHORT-TERM INVESTMENT (2.2%) State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09%(b)	260,668	260,668
Total Short-Term Investment		260,668
Total Investments (Cost $11,528,642) (c)—100.1%		11,757,949
Liabilities in Excess of Other Assets—(0.1)%		(6,829)
Net Assets—100.0%		$11,751,120

(a)	Non-income producing security.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
ETF	Exchange-Traded Fund
TIPS	Treasury Inflation Protected Securities

See accompanying Notes to Financial Statements.

2018 Annual Report	17

Statements of Assets and Liabilities

October 31, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$29,452,355	$14,391,105	$11,497,281
Short-term investment, at value	2,046,514	266,337	260,668
Receivable for investments sold	–	218,575	–
Interest and dividends receivable	38,083	19,607	6,651
Receivable from Adviser	14,217	14,207	14,455
Receivable for capital shares issued	5,234	–	–
Prepaid expenses	40,440	39,106	39,149

Total assets	31,596,843	14,948,937	11,818,204

Liabilities:
Payable for investments purchased	36,638	98,571	6,692
Payable for capital shares redeemed	40,438	297	8,727
Accrued expenses and other payables:
Audit fees	25,900	25,900	25,900
Printing fees	15,537	9,689	9,907
Distribution fees	6,112	7,770	4,987
Transfer agent fees	5,103	4,775	4,450
Investment advisory fees	4,075	1,930	1,536
Sub-transfer agent and administrative services fees	3,943	1,652	1,400
Custodian fees	1,872	1,732	1,735
Administration fees	2,173	1,030	819
Fund accounting fees	1,120	546	447
Legal fees	585	284	218
Other	661	371	266

Total liabilities	144,157	154,547	67,084

Net Assets	$31,452,686	$14,794,390	$11,751,120

Cost:
Investments	$29,329,737	$14,698,613	$11,267,974
Short-term investment	2,046,514	266,337	260,668

Represented by:
Capital	$39,043,111	$14,972,660	$11,276,654
Distributable earnings/(accumulated loss)	(7,590,425)	(178,270)	474,466

Net Assets	$31,452,686	$14,794,390	$11,751,120

Net Assets:
Class A Shares	$11,159,758	$6,768,721	$7,019,998
Class C Shares	3,650,411	7,125,347	3,858,939
Class R Shares	1,320,315	166,540	240,032
Institutional Service Class Shares	2,814	2,803	11,118
Institutional Class Shares	15,319,388	730,979	621,033

Total	$31,452,686	$14,794,390	$11,751,120

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	Annual Report 2018

Statements of Assets and Liabilities (concluded)

October 31, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	877,106	569,893	531,744
Class C Shares	298,906	613,444	298,505
Class R Shares	104,829	14,145	18,285
Institutional Service Class Shares	219	237	846
Institutional Class Shares	1,190,500	61,518	47,107

Total	2,471,560	1,259,237	896,487

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.72	$11.88	$13.20
Class C Shares (a)	$12.21	$11.62	$12.93
Class R Shares	$12.59	$11.77	$13.13
Institutional Service Class Shares	$12.85	$11.83	$13.14
Institutional Class Shares	$12.87	$11.88	$13.18
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.50	$12.60	$14.01
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

See accompanying Notes to Financial Statements.

2018 Annual Report	19

Statements of Operations

For the Year Ended October 31, 2018

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$546,271	$621,710	$356,960
Interest income	29,338	3,007	2,918
Securities lending income, net	229	12,126	5,302

Total Income	575,838	636,843	365,180

EXPENSES:
Investment advisory fees	52,151	25,429	20,621
Administration fees	27,814	13,562	10,998
Distribution fees Class A	32,083	16,619	18,803
Distribution fees Class C	44,012	89,770	49,439
Distribution fees Class R	6,699	808	1,434
Sub-transfer agent and administrative service fees Class A	16,868	4,444	5,690
Sub-transfer agent and administrative service fees Institutional Class	11,777	680	259
Sub-transfer agent and administrative service fees Class C	4,899	5,262	4,254
Sub-transfer agent and administrative service fees Class R	2,570	204	400
Fund accounting fees	3,326	1,641	1,303
Transfer agent fees	22,497	17,338	19,231
Trustee fees	1,967	983	794
Legal fees	2,070	1,004	808
Printing fees	29,767	19,788	20,328
Custodian fees	7,171	5,961	6,097
Registration and filing fees	69,340	65,360	64,608
Audit fees	25,900	25,900	25,900
Other	8,676	5,975	5,657

Total expenses before reimbursed/waived expenses	369,587	300,728	256,624
Interest expense(a)	329	101	–

Total operating expenses before reimbursed/waived expenses	369,916	300,829	256,624
Expenses reimbursed/waived by investment advisor	(180,434)	(146,502)	(146,489)

Net expenses	189,482	154,327	110,135

Net Investment Income	386,356	482,516	255,045
REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions	313,343	603,158	365,568
Net change in unrealized appreciation/(depreciation)	(839,320)	(1,554,480)	(893,286)

Net realized/unrealized (loss) from investments	(525,977)	(951,322)	(527,718)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(139,621)	$(468,806)	$(272,673)

(a) See Note 9 for additional information.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	Annual Report 2018

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$386,356	$381,984	$482,516	$514,590	$255,045	$284,449
Net realized gain/(loss) from investments	313,343	(309,994)	603,158	(73,330)	365,568	531,787
Net change in unrealized appreciation/(depreciation) on investments	(839,320)	1,662,683	(1,554,480)	1,321,190	(893,286)	856,134

Changes in net assets resulting from operations	(139,621)	1,734,673	(468,806)	1,762,450	(272,673)	1,672,370

Distributions to Shareholders From (a):
Class A	(134,225)	(124,294)	(194,524)	(186,456)	(153,622)	(167,300)
Class C	(19,245)	(7,690)	(194,280)	(265,080)	(64,868)	(122,857)
Class R	(10,473)	(7,998)	(3,770)	(9,580)	(4,559)	(9,742)
Institutional Service Class	(33)	(13)	(532)	(1,217)	(276)	(279)
Institutional Class	(218,643)	(227,702)	(34,032)	(41,964)	(21,225)	(28,014)

Change in net assets from shareholder distributions	(382,619)	(367,697)	(427,138)	(504,297)	(244,550)	(328,192)

Change in net assets from capital transactions	(9,935,523)	(18,534,078)	(2,847,645)	(1,878,444)	(3,344,847)	(4,635,153)

Change in net assets	(10,457,763)	(17,167,102)	(3,743,589)	(620,291)	(3,862,070)	(3,290,975)

Net Assets:
Beginning of year	41,910,449	59,077,551	18,537,979	19,158,270	15,613,190	18,904,165

End of year	$31,452,686	$41,910,449	$14,794,390	$18,537,979	$11,751,120	$15,613,190

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,321,859	$8,783,295	$1,553,612	$2,267,743	$839,302	$1,777,504
Dividends reinvested	105,341	106,369	125,835	131,448	97,628	121,336
Cost of shares redeemed	(7,752,459)	(8,812,964)	(1,330,889)	(1,361,188)	(1,172,767)	(2,534,465)

Total Class A	(5,325,259)	76,700	348,558	1,038,003	(235,837)	(635,625)

Class C Shares
Proceeds from shares issued	106,934	130,238	157,067	693,097	64,998	222,715
Dividends reinvested	16,524	5,606	166,216	196,083	57,853	84,926
Cost of shares redeemed	(1,515,135)	(5,899,565)	(2,756,281)	(3,945,707)	(2,412,663)	(4,105,136)

Total Class C	(1,391,677)	(5,763,721)	(2,432,998)	(3,056,527)	(2,289,812)	(3,797,495)

Class R Shares
Proceeds from shares issued	412,420	489,108	83,199	54,133	17,100	55,732
Dividends reinvested	9,659	6,141	951	31	4,200	7,703
Cost of shares redeemed	(524,076)	(954,002)	(271,039)	(26,083)	(245,118)	(136,640)

Total Class R	(101,997)	(458,753)	(186,889)	28,081	(223,818)	(73,205)

(a) Per Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”; the funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. For the year ended October 31, 2017 all distributions were from net investment income.

2018 Annual Report	21

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017
Institutional Service Class Shares
Proceeds from shares issued	1,195	1,600	—	1,468	—	—
Dividends reinvested	33	13	532	1,217	276	279
Cost of shares redeemed	(13)	(19,107)	(35,347)	—	—	—

Total Institutional Service Class	1,215	(17,494)	(34,815)	2,685	276	279

Institutional Class Shares
Proceeds from shares issued	9,445,083	5,284,150	394,039	482,829	65,225	770,432
Dividends reinvested	207,085	201,168	27,179	33,233	16,447	17,784
Cost of shares redeemed	(12,769,973)	(17,856,128)	(962,719)	(406,748)	(677,328)	(917,323)

Total Institutional Class	(3,117,805)	(12,370,810)	(541,501)	109,314	(595,656)	(129,107)

Change in net assets from capital transactions:	$(9,935,523)	$(18,534,078)	$(2,847,645)	$(1,878,444)	$(3,344,847)	$(4,635,153)

SHARE TRANSACTIONS:
Class A Shares
Issued	177,548	691,898	124,609	184,501	60,071	133,205
Reinvested	8,137	8,363	10,154	10,887	6,999	9,228
Redeemed	(597,081)	(694,182)	(106,778)	(111,986)	(84,241)	(192,494)

Total Class A Shares	(411,396)	6,079	27,985	83,402	(17,171)	(50,061)

Class C Shares
Issued	8,610	10,736	12,905	58,712	4,763	17,392
Reinvested	1,328	458	13,704	16,611	4,234	6,609
Redeemed	(121,794)	(485,598)	(227,114)	(331,381)	(176,390)	(316,360)

Total Class C Shares	(111,856)	(474,404)	(200,505)	(256,058)	(167,393)	(292,359)

Class R Shares
Issued	32,100	38,998	6,599	4,554	1,234	4,282
Reinvested	754	487	78	3	303	589
Redeemed	(40,774)	(76,062)	(21,804)	(2,183)	(17,883)	(10,310)

Total Class R Shares	(7,920)	(36,577)	(15,127)	2,374	(16,346)	(5,439)

Institutional Service Class Shares
Issued	91	126	—	124	—	—
Reinvested	3	1	43	101	20	21
Redeemed	(1)	(1,500)	(2,838)	—	—	—

Total Institutional Service Class Shares	93	(1,373)	(2,795)	225	20	21

Institutional Class Shares
Issued	718,511	412,914	31,454	39,967	4,690	58,883
Reinvested	15,835	15,684	2,190	2,751	1,181	1,354
Redeemed	(972,808)	(1,399,037)	(77,282)	(33,671)	(48,750)	(70,504)

Total Institutional Class Shares	(238,462)	(970,439)	(43,638)	9,047	(42,879)	(10,267)

Total change in shares:	(769,541)	(1,476,714)	(234,080)	(161,010)	(243,769)	(358,105)

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

22	Annual Report 2018

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income/ (Loss) (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$12.94	$0.13	$(0.21)	$(0.08)	$(0.14)	$(0.14)	$12.72
Year Ended October 31, 2017	12.56	0.09	0.39	0.48	(0.10)	(0.10)	12.94
Year Ended October 31, 2016	12.82	0.13	(0.24)	(0.11)	(0.15)	(0.15)	12.56
Year Ended October 31, 2015	13.32	0.17	(0.39)	(0.22)	(0.28)	(0.28)	12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Class C Shares
Year Ended October 31, 2018	12.42	0.05	(0.20)	(0.15)	(0.06)	(0.06)	12.21
Year Ended October 31, 2017	12.05	0.01	0.37	0.38	(0.01)	(0.01)	12.42
Year Ended October 31, 2016	12.33	0.04	(0.22)	(0.18)	(0.10)	(0.10)	12.05
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Class R Shares
Year Ended October 31, 2018	12.81	0.09	(0.21)	(0.12)	(0.10)	(0.10)	12.59
Year Ended October 31, 2017	12.44	0.05	0.38	0.43	(0.06)	(0.06)	12.81
Year Ended October 31, 2016	12.72	0.07	(0.22)	(0.15)	(0.13)	(0.13)	12.44
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Institutional Service Class Shares
Year Ended October 31, 2018	13.07	0.18	(0.21)	(0.03)	(0.19)	(0.19)	12.85
Year Ended October 31, 2017	12.68	0.12	0.41	0.53	(0.14)	(0.14)	13.07
Year Ended October 31, 2016	12.94	0.15	(0.22)	(0.07)	(0.19)	(0.19)	12.68
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Institutional Class Shares
Year Ended October 31, 2018	13.08	0.18	(0.21)	(0.03)	(0.18)	(0.18)	12.87
Year Ended October 31, 2017	12.68	0.14	0.40	0.54	(0.14)	(0.14)	13.08
Year Ended October 31, 2016	12.93	0.20	(0.27)	(0.07)	(0.18)	(0.18)	12.68
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

24	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)(d)		Ratio of Net Investment Income/(Loss) to Average Net Assets	Portfolio Turnover (e)

(0.63%)		$11,160	0.63	%(f)	1.10	%(f)	1.02%	18.23%
3.82%		16,672	0.65	%(f)	1.01	%(f)	0.75%	26.64%
(0.87%)		16,106	0.62	%(f)	0.88	%(f)	1.01%	36.02%
(1.68%)		27,238	0.57%		0.80%		1.31%	78.72%
6.70%		21,608	0.52%		0.88%		0.36%	54.26%

(1.25%)		3,650	1.25	%(f)	1.83	%(f)	0.41%	18.23%
3.20%		5,101	1.25	%(f)	1.75	%(f)	0.10%	26.64%
(1.45%)		10,664	1.25	%(f)	1.60	%(f)	0.34%	36.02%
(2.35%)		16,740	1.25%		1.48%		0.79%	78.72%
5.91%		15,565	1.25%		1.61%		(0.36%)	54.26%

(0.94%)		1,320	0.94	%(f)	1.41	%(f)	0.73%	18.23%
3.49%		1,444	0.95	%(f)	1.32	%(f)	0.42%	26.64%
(1.17%)		1,858	0.92	%(f)	1.18	%(f)	0.58%	36.02%
(1.98%)		1,341	0.87%		1.10%		0.81%	78.72%
6.37	%(g)	348	0.83%		1.19%		0.14%	54.26%

(0.28%)		3	0.32	%(f)	0.79	%(f)	1.37%	18.23%
4.18%		2	0.29	%(f)	0.66	%(f)	0.97%	26.64%
(0.55%)		19	0.32	%(f)	0.58	%(f)	1.22%	36.02%
(1.38%)		19	0.25%		0.48%		1.54%	78.72%
7.02%		12	0.25%		0.61%		0.65%	54.26%

(0.22%)		15,319	0.25	%(f)	0.80	%(f)	1.40%	18.23%
4.26%		18,691	0.25	%(f)	0.70	%(f)	1.12%	26.64%
(0.51%)		30,431	0.25	%(f)	0.55	%(f)	1.58%	36.02%
(1.38%)		104,291	0.25%		0.48%		1.59%	78.72%
6.94%		66,073	0.25%		0.61%		0.58%	54.26%

2018 Annual Report	25

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$12.57	$0.39	$(0.72)	$(0.33)	$(0.36)	$–	$(0.36)	$11.88
Year Ended October 31, 2017	11.76	0.38	0.81	1.19	(0.38)	–	(0.38)	12.57
Year Ended October 31, 2016	11.73	0.35	0.10	0.45	(0.33)	(0.09)	(0.42)	11.76
Year Ended October 31, 2015	12.99	0.38	(0.65)	(0.27)	(0.37)	(0.62)	(0.99)	11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Class C Shares
Year Ended October 31, 2018	12.29	0.31	(0.71)	(0.40)	(0.27)	–	(0.27)	11.62
Year Ended October 31, 2017	11.49	0.29	0.79	1.08	(0.28)	–	(0.28)	12.29
Year Ended October 31, 2016	11.47	0.26	0.10	0.36	(0.25)	(0.09)	(0.34)	11.49
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Class R Shares
Year Ended October 31, 2018	12.43	0.35	(0.71)	(0.36)	(0.30)	–	(0.30)	11.77
Year Ended October 31, 2017	11.63	0.34	0.81	1.15	(0.35)	–	(0.35)	12.43
Year Ended October 31, 2016	11.61	0.32	0.09	0.41	(0.30)	(0.09)	(0.39)	11.63
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Institutional Service Class Shares
Year Ended October 31, 2018	12.55	0.45	(0.77)	(0.32)	(0.40)	–	(0.40)	11.83
Year Ended October 31, 2017	11.74	0.42	0.81	1.23	(0.42)	–	(0.42)	12.55
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.37)	(0.09)	(0.46)	11.74
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Institutional Class Shares
Year Ended October 31, 2018	12.57	0.43	(0.73)	(0.30)	(0.39)	–	(0.39)	11.88
Year Ended October 31, 2017	11.75	0.42	0.81	1.23	(0.41)	–	(0.41)	12.57
Year Ended October 31, 2016	11.72	0.38	0.10	0.48	(0.36)	(0.09)	(0.45)	11.75
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

26	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

			Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)(d)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)

(2.71%)		$6,769	0.57	%(f)	1.40	%(f)	3.17%	52.48%
10.27%		6,811	0.58%		1.36%		3.17%	27.52%
4.00%		5,390	0.56%		1.22%		3.02%	20.87%
(2.21%)		6,291	0.53	%(f)	1.16	%(f)	3.07%	50.74%
7.10%		7,542	0.51%		1.08%		3.06%	29.19%

(3.35%)		7,125	1.25	%(f)	2.14	%(f)	2.52%	52.48%
9.55%		10,003	1.25%		2.11%		2.46%	27.52%
3.24%		12,293	1.25%		1.96%		2.33%	20.87%
(2.96%)		14,396	1.25	%(f)	1.88	%(f)	2.33%	50.74%
6.34	%(g)	14,906	1.25%		1.82%		2.31%	29.19%

(2.95%)		167	0.88	%(f)	1.71	%(f)	2.87%	52.48%
10.00%		364	0.83%		1.61%		2.86%	27.52%
3.65%		313	0.85%		1.51%		2.77%	20.87%
(2.75%)		421	0.98	%(f)	1.61	%(f)	2.64%	50.74%
6.66%		408	0.97%		1.54%		2.58%	29.19%

(2.65%)		3	0.25	%(f)	1.08	%(f)	3.53%	52.48%
10.64%		38	0.25%		1.04%		3.45%	27.52%
4.28%		33	0.25%		0.91%		3.32%	20.87%
(1.91%)		32	0.25	%(f)	0.88	%(f)	3.16%	50.74%
7.32	%(g)	12	0.25%		0.82%		3.31%	29.19%

(2.46%)		731	0.25	%(f)	1.14	%(f)	3.48%	52.48%
10.66%		1,322	0.25%		1.09%		3.47%	27.52%
4.30%		1,129	0.25%		0.95%		3.32%	20.87%
(1.91%)		1,314	0.25	%(f)	0.88	%(f)	3.30%	50.74%
7.40%		2,339	0.25%		0.82%		3.32%	29.19%

2018 Annual Report	27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains/ (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018	$13.81	$0.29	$(0.61)	$(0.32)	$(0.29)	$—	$(0.29)	$13.20
Year Ended October 31, 2017	12.76	0.26	1.09	1.35	(0.30)	—	(0.30)	13.81
Year Ended October 31, 2016	12.86	0.24	(0.07)	0.17	(0.26)	(0.01)	(0.27)	12.76
Year Ended October 31, 2015	13.30	0.33	(0.43)	(0.10)	(0.34)	—	(0.34)	12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	—	(0.21)	13.30
Class C Shares
Year Ended October 31, 2018	13.53	0.19	(0.60)	(0.41)	(0.19)	—	(0.19)	12.93
Year Ended October 31, 2017	12.49	0.17	1.07	1.24	(0.20)	—	(0.20)	13.53
Year Ended October 31, 2016	12.60	0.15	(0.07)	0.08	(0.18)	(0.01)	(0.19)	12.49
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	—	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	—	(0.11)	13.06
Class R Shares
Year Ended October 31, 2018	13.73	0.24	(0.61)	(0.37)	(0.23)	—	(0.23)	13.13
Year Ended October 31, 2017	12.68	0.22	1.08	1.30	(0.25)	—	(0.25)	13.73
Year Ended October 31, 2016	12.79	0.19	(0.08)	0.11	(0.21)	(0.01)	(0.22)	12.68
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	—	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	—	(0.15)	13.23
Institutional Service Class Shares
Year Ended October 31, 2018	13.75	0.34	(0.62)	(0.28)	(0.33)	—	(0.33)	13.14
Year Ended October 31, 2017	12.70	0.30	1.09	1.39	(0.34)	—	(0.34)	13.75
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.30)	(0.01)	(0.31)	12.70
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	—	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	—	(0.24)	13.24
Institutional Class Shares
Year Ended October 31, 2018	13.79	0.33	(0.61)	(0.28)	(0.33)	—	(0.33)	13.18
Year Ended October 31, 2017	12.72	0.30	1.10	1.40	(0.33)	—	(0.33)	13.79
Year Ended October 31, 2016	12.81	0.28	(0.08)	0.20	(0.28)	(0.01)	(0.29)	12.72
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	—	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	—	(0.24)	13.24

(a)	Net investment income/(loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Does not include expenses of the underlying fund in which the Fund invests. Had underlying fund expenses been included, the net and gross expense ratios to average net assets would have been higher.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

28	Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)(d)	Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (e)

(2.44%)		$7,020	0.58%	1.61%	2.09%	23.56%
10.71%		7,583	0.58%	1.47%	2.00%	56.19%
1.30%		7,641	0.56%	1.24%	1.92%	40.08%
(0.82%)		8,677	0.53%	1.19%	2.50%	40.49%
8.03%		9,506	0.52%	1.16%	1.58%	52.34%

(3.12%)		3,859	1.25%	2.37%	1.41%	23.56%
10.04%		6,302	1.25%	2.23%	1.29%	56.19%
0.58%		9,470	1.25%	2.00%	1.24%	40.08%
(1.55%)		11,687	1.25%	1.91%	1.78%	40.49%
7.28%		12,939	1.25%	1.89%	0.85%	52.34%

(2.78%)		240	0.89%	1.92%	1.72%	23.56%
10.38%		475	0.95%	1.83%	1.64%	56.19%
0.84%		508	0.93%	1.61%	1.52%	40.08%
(1.16%)		501	0.96%	1.62%	2.04%	40.49%
7.52%		454	0.95%	1.59%	1.15%	52.34%

(2.13%)		11	0.25%	1.28%	2.42%	23.56%
11.13%		11	0.25%	1.13%	2.30%	56.19%
1.58%		10	0.25%	0.93%	2.22%	40.08%
(0.53	%)(f)	10	0.25%	0.91%	2.56%	40.49%
8.36%		12	0.25%	0.89%	1.85%	52.34%

(2.16%)		621	0.25%	1.31%	2.37%	23.56%
11.13%		1,241	0.25%	1.23%	2.30%	56.19%
1.57%		1,275	0.25%	1.02%	2.26%	40.08%
(0.53%)		1,675	0.25%	0.91%	2.73%	40.49%
8.28%		1,506	0.25%	0.89%	1.86%	52.34%

2018 Annual Report	29

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2018, the Trust operated twenty-five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. Each Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value. Generally, these investment types are categorized as Level 1 investments.

30	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ Pricing Committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board of Trustees of the Trust (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

The three-level hierarchy of inputs is summarized below:

Level	1- quoted prices in active markets for identical investments;
Level	2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
Level	3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	25,631,743	–	–	25,631,743
Exchange-Traded Funds	3,820,612	–	–	3,820,612
Short-Term Investment	2,046,514	–	–	2,046,514

	31,498,869	–	–	31,498,869

Diversified Income Fund
Investments in Securities
Mutual Funds	3,855,961	–	–	3,855,961
Exchange-Traded Funds	10,535,144	–	–	10,535,144
Short-Term Investment	266,337	–	–	266,337

	14,657,442	–	–	14,657,442

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	1,578,577	–	–	1,578,577
Exchange-Traded Funds	9,918,704	–	–	9,918,704
Short-Term Investment	260,668	–	–	260,668

	11,757,949	–	–	11,757,949

Amounts listed as “–” are $0 or round to $0.

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

2018 Annual Report	31

Notes to Financial Statements (continued)

October 31, 2018

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’ shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

d.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

e.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

f.	Repurchase Agreements

The Funds may enter into a repurchase agreement under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty to a repurchase agreement defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the Fund’s repurchase agreement counterparty, Fixed Income Clearing Corp. To the extent a Fund enters into repurchase agreements, additional information on individual repurchase agreements is included in the Statements of Investments. As of and during the fiscal year ended October 31, 2018, the Funds’ did not hold any repurchase agreements.

g.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities loaned.

The Funds continue to own the loaned securities and continue to recognize unrealized gains and losses on the securities on loan. However, securities lending involves certain risks, including the event of default or insolvency of the borrower, which could delay or restrict a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2018, the Funds did not have any securities on loan.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee of 0.15% based on such Fund’s average daily net assets, paid monthly.

32	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

The Trust and Aberdeen have entered into a written contract (the “Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds. This contractual limitation may not be terminated before February 28, 2019 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees, transfer agent out-of-pocket expenses for Class A shares, Class R shares, and Institutional Service Class shares and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2016 (Expires 10/31/19)	Amount Fiscal Year 2017 (Expires 10/31/20)	Amount Fiscal Year 2018 (Expires 10/31/21)	Total*
Diversified Alternatives Fund	$272,716	$202,256	$180,434	$655,406
Diversified Income Fund	142,028	155,750	146,502	444,280
Dynamic Allocation Fund	151,253	159,325	146,489	457,067

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2018, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for providing such services.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

2018 Annual Report	33

Notes to Financial Statements (continued)

October 31, 2018

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the fiscal year ended October 31, 2018, AFD retained commissions of $6,119 from front-end sales charges of Class A shares and $1,465 from CDSC fees from Class C shares (and certain Class A shares) of the Funds.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A, Class R and Institutional Service Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A, Class R and Institutional Services Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least February 28, 2019, the administrative services fee is limited to a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Class C and Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2018 was as follows:

Fund	Class A	Class C	Class R	Institutional Service	Institutional
Diversified Alternatives Fund	$16,868	$4,899	$2,570	$ –	$11,777
Diversified Income Fund	4,444	5,262	204	–	680
Dynamic Allocation Fund	5,690	4,254	400	–	259

Amounts listed as “–” are $0 or round to $0.

4. Investment Transactions

Purchases and sales of Underlying Funds for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$6,014,515	$16,554,368
Diversified Income Fund	8,762,604	11,855,847
Dynamic Allocation Fund	3,173,726	5,996,820

5. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

34	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class (e.g. long-short strategies), as well as specific market sectors within a broader asset class), the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

e.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

f.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

g.	Exchange-Traded Fund Risk

To the extent that a Fund invests in exchange traded funds (“ETFs”), the Fund may be subject to, among other risks, tracking error risk and passive and, in some cases, active management investment risk. An active secondary market in ETF shares may not develop or be maintained and may be halted or interrupted due to actions by its listing exchange, unusual market conditions or other reasons. There can be no assurance that an ETF’s shares will continue to be listed on an active exchange. In addition, Fund shareholders bear both their proportionate share of the Fund’s expenses and similar expenses incurred through the Fund’s ownership of the ETF.

2018 Annual Report	35

Notes to Financial Statements (continued)

October 31, 2018

h.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

i.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settles. For additional information on redemptions, please see the Statement of Changes in Net Assets.

j.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal	Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.	Commodity Risk

The Funds may invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

d.	Credit Risk

Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

36	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

i.	Foreign Securities Risk

The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

The Funds may invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities have been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settles.

m.	Interest Rate Risk

Certain Funds invest in underlying Funds that involve interest rate risk. Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

2018 Annual Report	37

Notes to Financial Statements (continued)

October 31, 2018

o.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices, or yield, of securities in that market in which an Underlying Fund invests.

p.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Securities of medium-sized companies tend to be more volatile and less liquid than securities of larger companies.

q.	Real Estate Investment Trusts (“REIT”) and Real Estate Risk

The Funds may invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

r.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

s.	Short Sale Risk

The Funds may invest in Underlying Funds that sell securities short. Short Sale risk is the risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

t.	Small-Cap Securities Risk

The Funds may invest in Underlying Funds that hold small-cap securities. Securities of smaller companies are usually less stable in price and less liquid than larger, more established companies. Therefore, they generally involve greater risk. If the value of a Fund’s investment decrease, you may lose money.

u.	Valuation Risk

The price that an Underlying Fund could receive upon the sale of any particular portfolio investment may differ from the Underlying Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Underlying Fund, and the Underlying Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. An Underlying Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

As of October 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
Diversified Alternatives Fund	$31,946,260	$93,572	$(540,963)	$(447,391)
Diversified Income Fund	14,994,049	270,403	(607,010)	(336,607)
Dynamic Allocation Fund	11,534,788	501,698	(278,537)	223,161

38	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$382,619	$–	$382,619	$–	$–	$382,619
Diversified Income Fund	427,138	–	427,138	–	–	427,138
Dynamic Allocation Fund	244,550	–	244,550	–	–	244,550

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$367,697	$–	$367,697	$–	$–	$367,697
Diversified Income Fund	504,297	–	504,297	–	–	504,297
Dynamic Allocation Fund	328,192	–	328,192	–	–	328,192

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
Diversified Alternatives Fund	$–	$50,542	$–	$–	$–	$–	$–	$(447,391)	$(7,193,576)	$(7,590,425)
Diversified Income Fund	–	55,786	102,546	–	–	–	–	(336,602)	–	(178,270)
Dynamic Allocation Fund	–	19,384	231,920	–	–	–	–	223,162	–	474,466

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to non-REITs dividend, ROC non-taxable dividend adjustment to income and tax deferral of losses on wash sales.
**	As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2018, for federal tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains on each respective fund throughout the years indicated.

Fund	Amount	Expires
Diversified Alternatives Fund	$1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	4,606,185	Unlimited (Short-Term)
Diversified Alternatives Fund	1,503,154	Unlimited (Long-Term)

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 or on the date of their formation, whichever is later, for an unlimited period. However, any losses

2018 Annual Report	39

Notes to Financial Statements (continued)

October 31, 2018

incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to capital loss carryforwards that expired current year and non-taxable dividend adjustment. These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
Diversified Alternatives Fund	$(6,953,184)	$6,953,184
Diversified Income Fund	–	–
Dynamic Allocation Fund	2,279	(2,279)

8. Significant Shareholders

As of October 31, 2018, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	58.7%	5
Diversified Income Fund	51.0	4
Dynamic Allocation Fund	28.5	2

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2018, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2018.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Alternatives Fund	$2,175,000	2.72%	2
Diversified Income Fund	173,908	3.47%	6

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

40	Annual Report 2018

Notes to Financial Statements (concluded)

October 31, 2018

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Trust’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

2018 Annual Report	41

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund, and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (the Funds), including the statements of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the financial statements) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, the transfer agent of the underlying funds, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

42	Annual Report 2018

Other Tax Information (Unaudited)

For the period ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

2018 Annual Report	43

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2018 and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$991.80	$1,022.08	$3.11	$3.16	0.62%
	Class C	$1,000.00	$988.60	$1,018.90	$6.27	$6.36	1.25%
	Class R	$1,000.00	$990.20	$1,020.57	$4.62	$4.69	0.92%
	Institutional Service Class	$1,000.00	$993.30	$1,023.44	$1.76	$1.79	0.35%
	Institutional Class	$1,000.00	$994.20	$1,023.95	$1.26	$1.28	0.25%
Diversified Income Fund	Class A	$1,000.00	$971.20	$1,022.38	$2.78	$2.85	0.56%
	Class C	$1,000.00	$968.40	$1,018.90	$6.20	$6.36	1.25%
	Class R	$1,000.00	$969.60	$1,020.77	$4.37	$4.48	0.88%
	Institutional Service Class	$1,000.00	$972.60	$1,023.95	$1.24	$1.28	0.25%
	Institutional Class	$1,000.00	$972.40	$1,023.95	$1.24	$1.28	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$961.20	$1,022.33	$2.82	$2.91	0.57%
	Class C	$1,000.00	$958.70	$1,018.90	$6.17	$6.36	1.25%
	Class R	$1,000.00	$960.10	$1,020.72	$4.40	$4.53	0.89%
	Institutional Service Class	$1,000.00	$963.30	$1,023.95	$1.24	$1.28	0.25%
	Institutional Class	$1,000.00	$963.10	$1,023.95	$1.24	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
[1]	Represents the hypothetical 5% return before expenses.

44	Annual Report 2018

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 13, 2018, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each of the following series of the Trust: Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund (each a “Fund,” and collectively the “Funds”). In addition, the Independent Trustees held a separate telephonic meeting on June 6, 2018 to review the materials provided and the relevant legal considerations (together with the in-person meeting held on June 13, 2018, the “Meetings”).

In connection with the Meetings, the Board reviewed a variety of information provided by the Adviser relating to the Funds, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally included, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Advisory Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board, including the Independent Trustees, also considered other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considered the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees were afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees received materials in advance of each regular quarterly meeting of the Board that provided information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally included, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also received periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that

2018 Annual Report	45

Supplemental Information (Unaudited) (continued)

offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that they were satisfied with the nature, extent and quality of the services provided and supported the renewal of the Advisory Agreement.

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information that compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party that analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

Based on these factors, the Board determined that the Adviser is an appropriate investment adviser for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fees were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fees were reasonable and supported the renewal of the Advisory Agreement.

46	Annual Report 2018

Supplemental Information (Unaudited) (concluded)

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

2018 Annual Report	47

Management of the Funds (Unaudited)

As of October 31, 2018

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	32	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.

48	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	27	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	26	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

2018 Annual Report	49

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Martin is the Co-Chief Executive of Standard Life Aberdeen PLC, the company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Prior to this, Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983.	32	Chairman, Prudential Regulation Authority’s Practitioner Panel, Director, Institute of International Finance, Non-Executive Director, Glencore plc

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

50	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman–Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Interim Global Head of Conduct & Compliance for Standard Life Aberdeen plc. Mr. Cotton is also Vice President of Aberdeen Fund Distributors LLC. Mr. Cotton joined Aberdeen in 2010.
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President–Compliance (Since March 2017)	Currently, Head of Conduct & Compliance–Americas/Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. (since 2009).
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–Americas for Aberdeen Asset Management Inc., overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

2018 Annual Report	51

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen Asset Management via the acquisition of certain asset management businesses from Credit Suisse in 2009.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal–Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Ben Moser** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services–US. Mr. Moser joined Aberdeen Asset Management in July 2008.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008.
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013.
Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Asset Management Inc. in August 2013.

52	Annual Report 2018

Management of the Funds (Unaudited) (concluded)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)	Currently, Product Manager. Mr. Varga joined Aberdeen Asset Management Inc. in 2011.

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2018 Annual Report	53

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President – Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds

Real Estate Funds

Annual Report

October 31, 2018

Aberdeen International Real Estate Equity Fund

Aberdeen Realty Income & Growth Fund

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Mutual fund investing involves risk. Principal loss is possible.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

Global financial markets weathered numerous bouts of significant volatility during the 12-month period ended October 31, 2018, capped off by a major downturn in October 2018. Global stock markets in aggregate gained ground for the first few months of the period, as generally upbeat corporate earnings reports, tax reform in the U.S., and relatively steady economic growth buoyed investors’ confidence. However, market sentiment soon turned negative amid concerns that rising inflation could lead to more aggressive global central bank monetary policy, as well as fears of a possible global trade war spurred by tensions between the U.S and China. Global equities recovered during the third quarter of 2018, led by the U.S., with the broader-market Standard and Poor’s (S&P) 500 Index1 climbing 7.7% – its strongest quarterly performance since 2013. Nonetheless, in an apparent case of “financial whiplash,” global markets declined sharply towards the end of the reporting period in October. Investors were rattled by concerns ranging from lower corporate earnings estimates to the impact of continued monetary policy normalization. There also was a spike in U.S. Treasury yields during the month, triggered by expectations of further U.S. Federal Reserve (Fed) interest-rate increases. Shares of technology companies tumbled as higher interest rates led to investors’ apprehension about the rising valuations in the sector.

There was divergent performance among the regional stock markets during the 12-month reporting period. The Morgan Stanley Capital International (MSCI) World Index,2 a global equity market benchmark, posted a modest gain of 1.7% for the period, despite the vast majority of its constituents recording losses for the period. The U.S. was the lone major developed market to garner a positive return, while European stocks declined and were the weakest performers. Global emerging equity markets, as represented by the MSCI Emerging Markets Index,3 fell 12.2% over the reporting period, hampered by the strengthening U.S. dollar, which weighed on vulnerable economies with substantial foreign debt. The escalating trade tensions between the U.S. and China had a negative impact on Asia-Pacific stock markets, which declined 11.8% for the period, as measured by the MSCI All Country (AC) Asia Pacific ex Japan Index.4

While shares of U.S. companies could not avoid the sell-off in the global financial markets in October 2018, they finished the 12-month reporting period in positive territory. The U.S. market was bolstered for most of the period by generally positive economic data and corporate earnings reports, as well as the tax reform legislation that was enacted in late 2017. Many large-cap companies responded to the reduction of the top U.S. corporate tax rate from 35% to 21% by increasing their dividend payments and accelerating share repurchases. Late in the period, however, as investors worried that rising wage pressure and inflation could force the Fed to tighten monetary policy more aggressively than previously forecast. U.S. large-cap stocks, as represented by the S&P 500 Index, gained 7.4% during the reporting period, substantially outperforming the corresponding 2.8% and 1.9% returns of their mid- and small-cap counterparts, as measured by the Russell Midcap5 and Russell 20006 indices, respectively.

Shares of large-cap companies in the Asia-Pacific region fell sharply over the reporting period, hampered in part by investors’ concerns about a possible U.S.-China trade war. In June 2018, the administration of U.S. President Donald Trump assessed tariffs on US$50 billion in Chinese imports. Three months later, the U.S. placed an additional US$200 billion of levies on Chinese imports. China responded without escalating rhetoric while allowing its currency, the renminbi, to depreciate further against the U.S. dollar. Additionally, the weak investor sentiment in mainland China was compounded by fears over the country’s moderating economic growth.

One of the key reasons for the weakness in emerging-market equities was the liquidity squeeze on the U.S. dollar, stemming from the U.S. tax reforms that encouraged U.S. companies to repatriate7 their cash, as well as the Fed’s hawkish monetary policy stance. Turkey bore the brunt of the downturn amid worries about the central bank’s unwillingness to adopt orthodox economic policies and the government’s deteriorating relations with the U.S. In Mexico, Andres Lopez Obrador, the left-wing candidate, won Mexico’s presidential election in July 2018. While this outcome was expected, the market has become increasingly concerned with his plans to unwind some of the reforms that had occurred under his predecessor, Pena Nieto. Japan’s longest economic growth streak in 28 years stalled in the first quarter of 2018, but the economy subsequently resumed its momentum. An upgrade of second-quarter 2018 gross domestic product (GDP) data was attributable to an increase in capital investments. This was partly the result of the tight Japanese labor market, which saw the unemployment rate reach its lowest since the 1990s, boosting investments in labor-saving technologies.

Regarding the global fixed-income markets during the reporting period, capital outflows from emerging markets quickened due to the Fed’s ongoing rate-hike cycle and rising U.S. Treasury yields. As monetary policy normalization accelerated in the West, the easing cycle also came to an end in most parts of Asia. Indonesia’s central bank led the charge, raising its benchmark interest rate five times over the reporting period in a bid to stem the falling Indonesian rupiah as most emerging-market currencies succumbed to broad U.S.-dollar strength. Central banks in the Philippines and India also increased interest rates, but more in response to rising inflation, given the threat posed by higher global oil prices after U.S. President Trump reimposed economic sanctions on Iran. Yields on U.S. Treasuries rose, with two-, five- and ten year yields increasing by 127, 97 and 77 basis points (bps), respectively, over the reporting period, and this pressured higher-quality, lower-yielding and longer duration8 credit. U.S. and European high-yield markets saw marginal gains over the reporting period. Corporate earnings remained supported by generally positive economic growth, while default rates remained low. Supply was also lower than that in 2017 as companies, faced with rising borrowing costs, responded by reducing new issuance. However, investor sentiment in the U.S. deteriorated towards the end of the reporting period as trade tensions with China worsened and businesses began to forecast more conservative revenues and profitability in the ensuing quarters.

Global real estate equity markets faced a challenging environment during the reporting period. While the Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT)

2018 Annual Report	1

Market Review (concluded)

Global Real Estate Index9 ended the period with a modest negative return, there were considerable variations in country-level returns. The performance of real estate markets in developed countries was modestly positive, while emerging markets generally posted negative returns for the reporting period.

Outlook

As we near the end of 2018, global financial markets are beset by worries over rising interest rates, trade tensions and a slowing global economy. Although the U.S. market initially appeared to be indifferent to these concerns, the technology rally which had underpinned the current bull market appears to have faltered. Other threats remain, including Italy’s fiscal problems and political uncertainty in Europe caused by negotiations surrounding the UK’s exit from the EU (“Brexit”), which have yet to provide clarity on what the outcome will be for the UK or Europe.

The UK remains a member of the EU until the legally established departure date of March 29, 2019 and, until such date, all existing EU-derived laws and regulations continue to apply in the UK. Those laws may continue to apply for a transitional period, depending on whether a deal is struck and, if so, what that deal is. In any event, the UK’s on-shoring of EU legislation currently envisages no policy changes to EU law. However, the EU has not yet provided any material cushion from the effects of Brexit for financial services as a matter of EU law. Whether or not a Fund invests in securities of issuers located in Europe (whether the EU, Eurozone or UK) or with significant exposure to European, EU, Eurozone or UK issuers or countries, the unavoidable uncertainties and events related to Brexit could negatively affect the value and liquidity of a Fund’s investments, increase taxes and costs of business and cause volatility in currency exchange rates and interest rates. Brexit could adversely affect the performance of contracts in existence at the date of Brexit and European, UK or worldwide political, regulatory, economic or market conditions and could contribute to instability in political institutions, regulatory agencies and financial markets. Brexit could also lead to legal uncertainty and politically divergent national laws and regulations as a new relationship between the UK and EU is defined and the UK determines which EU laws to replace or replicate. Any of these effects of Brexit, and others that cannot be anticipated, could adversely affect a Fund’s business, results of operations and financial condition. In addition, the risk that Standard Life Aberdeen plc, the parent of the companies that provide investment advisory and sub-advisory services to the Funds and which is headquartered in the UK, fails to adequately prepare for Brexit could have significant customer, reputation and capital impacts for Standard Life Aberdeen plc and its subsidiaries, including those providing services to the Funds; however, we have detailed contingency planning in place to seek to manage the consequences of Brexit on the Funds and to avoid any disruption on the Funds and to the services we provide. Given the fluidity and complexity of the situation, however, we cannot assure that the Funds will not be adversely impacted despite our preparations.

We remain cautious on the growing divergence across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade-related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates.

Aberdeen Standard Investments

[1]

The S&P 500 Index is an unmanaged index considered representative of the U.S. stock market. Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

[2]	The MSCI World Index tracks the performance of large- and mid-cap stocks across 23 developed-market countries.

[3]	The MSCI Emerging Markets Index tracks the performance of large- and mid-cap stocks across 24 emerging-market countries.

[4]

The MSCI AC Asia Pacific ex Japan Index tracks the performance of large and mid-cap representation across two of three developed-market countries (excluding Japan) and nine emerging-market countries in Asia.

[5]	The Russell Midcap Index is an unmanaged index considered representative of U.S. mid-cap stocks.

[6]	The Russell 2000 Index is an unmanaged index considered representative of U.S. small-cap stocks.

[7]	Repatriation refers to a corporation’s conversion of any offshore capital back to the currency of the country in which the corporation is based.

[8]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

[9]	The FTSE EPRA/NAREIT Index is an unmanaged index considered representative of real estate companies and REITs outside the U.S.

2	Annual Report 2018

Aberdeen International Real Estate Equity Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine International Real Estate Equity Fund (the “Predecessor Fund”), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen International Real Estate Equity Fund (Institutional Class shares net of fees) returned -10.35% for the 12-month period ended October 31, 2018, versus the -6.39% return of its primary benchmark, the Morgan Stanley Capital International (MSCI) EAFE Index, and the -3.93% return of the Financial Times Stock Exchange European Public Real Estate Association/ National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Global ex-US Index for the same period. For broader comparison, the average return of the Fund’s peer category of International Real Estate Funds (comprising 17 funds), as measured by Lipper, Inc., was -3.24%.

International real estate equities generated weak results during the 12-month reporting period. In developed markets outside the U.S., Europe was hampered by diminishing economic momentum and signs of strengthening inflation. Retail landlords globally also suffered ongoing weakness due to structural concerns from internet retailers. Emerging-markets (EM) real estate companies were hurt by U.S. dollar appreciation and rising interest rates. In addition, political uncertainty in key markets such as Mexico and Brazil, along with the ongoing trade dispute between China and the U.S., were headwinds for performance.

During the period of November 1, 2017 through May 4, 2018, the most significant detractor from the Predecessor Fund’s relative performance versus the FTSE EPRA/NAREIT Global ex-US Index was the allocation to the U.S., which is not represented in the index. The Predecessor Fund’s exposure to the U.S. market was concentrated in homebuilders and data-center real estate investment trusts (REITs). In the UK, both the Predecessor Fund’s underweight positioning and poor stock selection weighed on relative performance. Stock selection in Germany also was a detractor, particularly the Predecessor Fund’s holdings in two real estate asset management firms. The most significant individual stock detractor from the Predecessor Fund’s relative performance was Emaar Properties PJSC in the United Arab Emirates. The property developer’s share price declined due to both a weakening operating environment in general and, in particular, a spin-off of the company’s development business in the fourth quarter of 2017 at a lower valuation than the market generally had expected. The Predecessor Fund subsequently eliminated its position in the company. The Predecessor Fund’s holding in U.S.-based data-center REIT QTS Realty Trust Inc. was also had a negative impact on relative performance. Investors took a negative view of the unexpected news of the company’s strategic shift in its business toward hyperscale1 data centers and a reshuffling of the top sales and operations management just several months after its investor day in November 2017.

At the country level, the Predecessor Fund’s overweight exposure to Japan, particularly real estate developers, was the largest contributor to relative performance versus the benchmark over this period. Shares of Japanese developers posted gains on the back of a resilient office-leasing sector, where preleasing of the new round of office towers being delivered in 2018 and 2019 remained strong and Class A2 vacancy rates dipped below 2%. The largest contributor to the Predecessor Fund’s relative performance among individual holdings was Open House Co. Ltd. The Japanese developer of single and multi-family housing posted stronger-than-expected earnings over this period and announced a mid-term business plan which, in our view, suggested that the growth might continue for several years. Another key contributor was the Fund’s holding in Dalata Hotel Group, a rapidly expanding Irish owner/operator of three- and four-star hotels. Dalata outperformed operating expectations during its 2017 fiscal year, with approximately 10% growth in revenue per available room and over 20% growth in earnings before interest, tax, depreciation and amortization (EBITDA). Additionally, the company progressed with the next stage of its growth strategy, which will focus on seeking to take market share in fragmented UK regional markets.

From May 5, 2018 through October 31, 2018, Aberdeen International Real Estate Equity Fund’s performance relative to the FTSE EPRA/NAREIT Global ex-US Index was hampered by holdings in housing developers as the environment turned more challenging due to rising interest rates, affordability concerns, rising inflation and new/tighter policy restrictions in countries such as China and Singapore. An overweight position in EMs such as India and Brazil was also a significant detractor given the overall underperformance of the asset class. Among the largest detractors from the Fund’s relative performance among individual holdings for the reporting period were SARE Homes, DB Realty Ltd. and Shinoken Group Co. Ltd. SARE Homes is an unlisted private company developing housing in India and is not represented in the benchmark index. Its shares declined after creditors launched bankruptcy proceedings. DB Realty is a small-cap Indian developer whose shares sold off along with broader Indian real estate sector over the reporting period. We exited the position in the company in the third quarter of 2018, as part of our effort to reduce the Fund’s EM exposure. Shinoken Group is a small-cap Japanese company that develops and manages rental housing for individual investors. Its shares declined on allegations of fraudulent

1	Hyperscale refers to the facilities and provisioning required in distributed computing environments to efficiently scale from a few servers to thousands of servers. Hyperscale computing is typically used for big data and cloud-computing businesses.
2	Class A properties comprise the highest-quality buildings in their market and geographical area. They are generally newer properties built within the last 15 years with top amenities, high income-earning tenants and low vacancy rates.

2018 Annual Report	3

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

mortgage applications submitted on behalf of customers by Tateru Inc., a key competitor. This triggered investors’ concerns that the practice could be widespread throughout the industry and that it may prompt increased scrutiny and regulation of investor mortgages that would reduce liquidity in the market. Against this backdrop, we reduced the Fund’s position in Shinoken Group.

On the upside, the Fund’s underweight allocation to Chinese developers relative to the benchmark benefited performance over the reporting period, as these companies generally underperformed along with their EM peers. Stock selection in Japanese REITs contributed to the Fund’s relative performance. Specifically, the Fund had exposure to three mid-cap office REITs that were among the few in Japan benefiting from positive rental growth. In Europe, the Fund’s relative performance benefited from its underweight to retail REITs. This portion of the market performed poorly due to fears about the sustainability of capital values as retail spending moves online. The largest contributors to the Fund’s relative performance among individual holdings were Country Garden Holdings Co., ADO Properties S.A., and Invesco Office J-REIT Inc. An underweight position in Country Garden enhanced Fund relative performance as its shares sold off along with those of other China housing developers given U.S.-China trade war fears and restrictive policy measures. ADO Properties is a Berlin, Germany-based residential landlord whose shares rose on the back of continued strong growth in rental and capital values. Berlin is being supported by strong demographic growth and job creation that is causing rents and property values to narrow their long-term discounts to those of other large German cities. Invesco Office J-REIT continued to benefit from rental growth in the Japanese office market over the reporting period.

As we near the end of 2018, we remain cautious on the growing divergence across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade-related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates. We have maintained the Fund’s underweight allocation relative to its benchmark to Hong Kong, where we believe that residential developers are vulnerable to rising interest rates and stretched affordability. The Fund remains overweight to Europe, as we believe that yield compression3 has largely run its course and so occupancy gains, rental growth and development are becoming the key drivers of total returns. We believe that there likely will be further pockets of political and market volatility into the end of 2018 and beyond as the Italian government tests the limits of the European Union relationship and the Brexit negotiations conclude.

In this uncertain environment, we remain committed to our fundamentals-focused investment process, seeking companies that we believe have strong and sustainable business models and management teams with a conservative mindset toward balance-sheet structure.

Portfolio Management:

Aberdeen Global Real Estate team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to concentration risk, meaning the Fund may concentrate portfolio assets in companies within the same or related industry. Therefore, the Fund is more exposed to volatility within that industry than a fund that was not concentrated.

Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and currency exchange rate, political and economic risks. Fluctuations in currency exchange rates may impact the Fund’s returns more greatly to the extent the Fund does not hedge currency exposure or hedging techniques are unsuccessful. These risks are enhanced in emerging markets countries.

Equity securities of micro-, small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

3	Yield compression occurs when property prices increase as rental yields concurrently decrease.

4	Annual Report 2018

Aberdeen International Real Estate Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	-10.52%	-1.69%	N/A	2.99%
	w/SC2	-15.66%	-2.84%	N/A	2.10%
Institutional Class[3]	w/o SC	-10.35%	-1.43%	7.14%	4.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on February 1, 1989. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) EAFE Index, FTSE EPRA/NAREIT Global ex US Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI EAFE Index is a total return, free-float adjusted market capitalization weighted index that measures the performance of stocks from Europe, Asia, and the Far East. This is one of the most widely used measures of international stock performance.

FTSE EPRA/NAREIT Global ex-U.S. Index is a total return index that is designed to represent general trends in eligible real estate equities outside the United States.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	5

Aberdeen International Real Estate Equity Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	98.2%
Short-Term Investment	2.6%
Liabilities in Excess of Other Assets	(0.8)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.

Top Sectors
Real Estate	93.2%
Consumer Discretionary	3.3%
Information Technology	1.7%
Other	1.8%
100.0%

Top Holdings*
CK Asset Holdings Ltd.	2.8%
Goodman Group, REIT	2.7%
Vonovia SE	2.6%
ADO Properties SA	2.5%
New World Development Co. Ltd.	2.5%
Gecina SA, REIT	2.4%
China Resources Land Ltd.	2.3%
Daiwa Office Investment Corp., REIT	2.2%
GLP J-Reit	2.2%
Invesco Office J-Reit, Inc.	2.1%
Other	75.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
Japan	17.4%
Hong Kong	9.1%
China	8.6%
Germany	8.2%
United States	6.9%
United Kingdom	6.0%
Australia	5.0%
Brazil	4.8%
Spain	4.8%
France	4.3%
Other	24.9%
100.0%

6	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.2%)
AUSTRALIA (5.0%)
Real Estate (5.0%)
Goodman Group, REIT (a)	352,364	$2,589,680
Mirvac Group, REIT (a)	376,475	579,107
Scentre Group, REIT	596,681	1,681,708
		4,850,495
AUSTRIA (1.6%)
Real Estate (1.6%)
CA Immobilien Anlagen AG	48,297	1,572,182
BELGIUM (1.7%)
Real Estate (1.7%)
VGP NV	23,000	1,625,580
BRAZIL (4.8%)
Real Estate (4.8%)
BR Malls Participacoes SA (b)	300,000	1,023,781
Construtora Tenda SA (b)	100,000	766,627
Cyrela Commercial Properties SA Empreendimentos e Participacoes	140,804	336,734
General Shopping e Outlets do Brasil SA (b)	580,900	530,716
MRV Engenharia e Participacoes SA	430,736	1,462,986
Sao Carlos Empreendimentos e Participacoes SA	66,163	568,914
		4,689,758
CANADA (2.7%)
Real Estate (2.7%)
Allied Properties Real Estate Investment Trust, REIT	31,132	1,000,330
Dream Global Real Estate Investment Trust, REIT	161,000	1,641,247
		2,641,577
CHINA (8.6%)
Real Estate (8.6%)
Agile Group Holdings Ltd. (a)	753,000	865,156
China Resources Land Ltd. (a)	668,351	2,273,195
China Vanke Co. Ltd., H Shares (a)	466,500	1,440,504
CIFI Holdings Group Co. Ltd. (a)	1,960,505	822,542
KWG Group Holdings Ltd. (a)	917,500	704,113
Longfor Group Holdings Ltd. (a)	536,563	1,303,947
Times China Holdings Ltd. (a)	1,150,000	1,007,695
		8,417,152
FRANCE (4.3%)
Real Estate (4.3%)
Gecina SA, REIT (a)	16,109	2,362,591
Unibail-Rodamco-Westfield (a)	10,000	1,809,590
		4,172,181
GERMANY (8.2%)
Real Estate (8.2%)
ADO Properties SA (a)(c)	41,500	2,447,734
Deutsche Konsum REIT — AG (b)	48,912	578,932
Instone Real Estate Group AG (b)(c)	61,783	1,449,255
TLG Immobilien AG (a)	42,753	1,085,473
Vonovia SE (a)	54,289	2,480,816
		8,042,210
HONG KONG (9.1%)
Real Estate (9.1%)
China Overseas Land & Investment Ltd. (a)	200,000	628,768
CK Asset Holdings Ltd. (a)	425,000	2,765,791
Joy City Property Ltd. (a)	3,000,000	318,893
Link REIT (a)	195,000	1,732,982
New World Development Co. Ltd. (a)	1,913,000	2,433,651
Shimao Property Holdings Ltd. (a)	519,312	1,023,273
		8,903,358
INDIA (1.8%)
Real Estate (1.8%)
Hirco PLC (b)(d)(i)	2,290,373	–
Phoenix Mills Ltd. (The) (a)	160,063	1,209,760
Prestige Estates Projects Ltd. (a)	222,702	581,591
		1,791,351
ITALY (0.5%)
Real Estate (0.5%)
COIMA RES SpA, REIT (c)	55,737	484,842
JAPAN (17.4%)
Real Estate (17.4%)
Daiwa Office Investment Corp., REIT (a)	355	2,168,249
GLP J — Reit (a)	2,144	2,121,587
Ichigo, Inc. (a)	291,969	953,236
Invesco Office J-Reit, Inc. (a)	14,662	2,066,095
Invincible Investment Corp., REIT (a)	2,685	1,112,123
Kenedix, Inc. (a)	200,000	1,041,022
Mitsubishi Estate Co. Ltd. (a)	29,080	464,751
NIPPON REIT Investment Corp. (a)	499	1,622,216
Open House Co. Ltd. (a)	30,500	1,205,536
Orix JREIT, Inc., REIT (a)	353	540,021
Shinoken Group Co. Ltd. (a)	84,113	695,504
Sumitomo Realty & Development Co. Ltd. (a)	59,010	2,027,586
Tokyu Fudosan Holdings Corp. (a)	172,347	971,061
		16,988,987
MEXICO (2.2%)
Consumer Discretionary (1.4%)
Hoteles City Express SAB de CV (b)	1,257,643	1,393,030
Real Estate (0.8%)
Corp. Inmobiliaria Vesta SAB de CV	500,024	609,237
Grupo GICSA SA de CV (b)	489,802	189,765
		799,002
		2,192,032
NETHERLANDS (3.6%)
Information Technology (1.7%)
InterXion Holding NV (b)	28,333	1,667,964

See accompanying Notes to Financial Statements.

2018 Annual Report	7

Statement of Investments (concluded)

October 31, 2018

Aberdeen International Real Estate Equity Fund

	Shares or Principal Amount	Value
Real Estate (1.9%)
Corestate Capital Holding SA (b)	42,844	$1,848,889
		3,516,853
PHILIPPINES (2.0%)
Real Estate (2.0%)
Ayala Land, Inc. (a)	957,077	710,155
Megaworld Corp. (a)	3,500,000	288,769
Robinsons Land Corp. (a)	2,403,041	944,585
SM Prime Holdings, Inc. (a)	1	1
		1,943,510
POLAND (0.6%)
Real Estate (0.6%)
Echo Investment SA	518,970	542,348
Nanette Real Estate Group NV (b)(d)(i)	3,265,00	–
		542,348
REPUBLIC OF IRELAND (4.1%)
Consumer Discretionary (1.9%)
Dalata Hotel Group PLC (a)	306,050	1,891,576
Real Estate (2.2%)
Green REIT PLC	668,484	1,103,937
Hibernia REIT PLC	649,529	1,022,608
		2,126,545
		4,018,121
SINGAPORE (3.2%)
Real Estate (3.2%)
CapitaLand Mall Trust, REIT (a)	1,030,407	1,569,425
City Developments Ltd. (a)	268,500	1,534,451
		3,103,876
SPAIN (4.8%)
Real Estate (4.8%)
Aedas Homes SAU (b)(c)	58,646	1,517,156
Inmobiliaria Colonial Socimi SA, REIT (a)	161,274	1,619,275
Merlin Properties Socimi SA, REIT (a)	122,000	1,528,669
		4,665,100
SWEDEN (1.7%)
Real Estate (1.7%)
Fabege AB (a)	61,926	790,757
Kungsleden AB (a)	125,000	873,767
		1,664,524
UNITED KINGDOM (6.0%)
Consumer Discretionary (1.2%)
Real Estate (6.0%)
Countryside Properties PLC (a)(c)	300,000	1,146,702
Hammerson PLC, REIT (a)	229,420	1,280,849
LondonMetric Property PLC, REIT (a)	264,075	608,109
Purplebricks Group PLC (b)	145,391	330,236
Segro PLC, REIT (a)	184,186	1,443,994
South Asian Real Estate Pvt. Ltd. (b)(c)(d)(e)	2,000,000	–
St Modwen Properties PLC (a)	220,000	1,050,202
		5,860,092
UNITED STATES (4.3%)
Real Estate (4.3%)
CyrusOne, Inc., REIT (f)	20,000	1,064,600
Equinix, Inc., REIT	4,459	1,688,802
Prologis, Inc., REIT	22,262	1,435,231
		4,188,633
Total Common Stocks		95,874,762
SHORT-TERM INVESTMENT (2.6%)
UNITED STATES (2.6%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (g)	2,516,966	2,516,966
Total Short-Term Investment		2,516,966
Total Investments (Cost $121,483,101) (h)—100.8%		98,391,728

Liabilities in Excess of Other Assets—(0.8)%		(820,728)
Net Assets—100.0%		$97,571,000

(a)	Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. Unless otherwise noted, securities are valued by applying valuation factors to the exchange traded price. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	Illiquid security.
(e)	Fair Value is determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements for inputs used.
(f)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,023,530. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) for additional information.
(g)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of October 31, 2018.
(h)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
(i)	Delisted security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

At October 31, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Depreciation
Singapore Dollar/United States Dollar
11/08/2018	Credit Agricole	SGD	661,644	USD	478,804	$477,726	$(1,078)
11/08/2018	Royal Bank of Canada	SGD	3,307	USD	2,389	2,387	(2)
						$480,113	$(1,080)

See accompanying Notes to Financial Statements.

8	Annual Report 2018

Aberdeen Realty Income & Growth Fund (Unaudited)

The Fund acquired all of the assets and liabilities of the Alpine Realty Income & Growth Fund (the “Predecessor Fund”), a series of Alpine Equity Trust, in connection with a reorganization that occurred as of the close of business on May 4, 2018. Aberdeen Asset Management Inc. (the “Adviser”) became the investment adviser effective upon the closing of the reorganization. The Predecessor Fund was managed by a different investment adviser.

The commentary for the period ended May 4, 2018, reflects the performance of the Predecessor Fund under the former investment adviser. Commentary for the period of May 5 to October 31, 2018, reflects Fund performance under the Adviser.

The Aberdeen Realty Income & Growth Fund (Institutional Class shares net of fees) returned -1.15% for the 12-month period ended October 31, 2018, versus the 1.69% return of its benchmark, the Morgan Stanley Capital International (MSCI) US REIT Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Real Estate Funds (comprising 139 funds), as measured by Lipper, Inc., was 0.84%.

Despite periods of extreme volatility, U.S. real estate investment trusts (REITs) garnered positive returns during the 12 months ended October 31, 2018, but lagged the broader U.S. equity markets. The sector experienced a sharp sell-off at the start of 2018, driven by concerns about the potential impact of rising interest rates on property prices and excitement about potential economic growth stemming from the tax reform bill enacted in December 2017. The four interest-rate hikes by the U.S. Federal Reserve (Fed) over the reporting period along with concerns over a global trade war leading to slower economic growth going forward, resulted in sell-off in the broader equity market later in 2018, but spurred a rally in REITs due to their defensive characteristics and attractive dividend yields.

For the period from November 1, 2017 through May 4, 2018, the most significant detractor from the Predecessor Fund’s performance versus its benchmark, the MSCI US REIT Index, was an underweight allocation to hotel and resort REITs. While the fundamentals of these REITs have not been compelling, in our opinion, the sector’s performance strengthened over the period as investors focused on their relatively discounted valuations and the potential positive impact of mergers-and-acquisition (M&A) activity. The Predecessor Fund’s overweight allocation and stock selection in the underperforming residential REIT sector also detracted from relative performance. Despite the challenges facing “brick-and-mortar” retailers as online retail continues to take market share, retail REITs outperformed over this period. At the stock level, the most significant detractor from the Fund’s relative performance was its holding in regional mall owner CBL & Associates Properties Inc. CBL’s stock price declined as the company reduced the dividend in November 2017. Additionally, we believe that CBL’s fourth-quarter 2017 results and earnings guidance for 2018 generally did not meet investors’ expectations. Another detractor from relative performance was the lack of a position in DCT Industrial Trust Inc. The company was acquired by Prologis Inc. in late April 2018, at a 15% premium to its then-current share price.

On the upside, stock selection and an overweight allocation in office REITs comprised the largest positive contribution to the Predecessor Fund’s relative performance for the period. The Predecessor Fund’s underweight allocation to healthcare REITs also bolstered relative performance. At the stock level, the most significant contributor to the relative performance was the absence of a holding in Colony NorthStar Inc., as shares of the REIT declined after the company reported relatively disappointing earnings for the fourth quarter of its 2017 fiscal year and cut its dividend. The Predecessor Fund’s position in Alexandria Real Estate Equities Inc., which is focused on laboratory and office space for life sciences, was another key contributor to relative performance. The company benefited from strong macroeconomic trends driving robust results in its property portfolio.

For the period of May 5, 2018 through October 31, 2018, Aberdeen Realty Income & Growth Fund’s overweight to the office sector and an underweight to the healthcare sector were the largest detractors from the performance relative to the benchmark. We think that the office sector is trading at a discount to its net asset value and, therefore, is not reflecting the intrinsic value* of the underlying properties. However, the Fund’s overweight position to the sector was a headwind for performance over the reporting period as it lagged the benchmark index. We believe that this was driven by concerns over increased capital expenditures needed to refresh properties to attract new tenants. The Fund’s underweight allocation to the heathcare sector relative to the benchmark was based on our concerns that rising interest rates would be an impediment for these REITs to pursue their growth initiatives. However, the heathcare sector outperformed the benchmark, as investors viewed it as being defensive in nature, and it offered a relatively attractive dividend yield. At the stock level, the Fund’s holdings in Highwoods Properties Inc., Diamondrock Hospitality Co., and Alexandria Real Estate Equities Inc., were the largest detractors from the Fund’s relative performance for the period. Highwoods Properties is an office REIT with a focus on the Sun Belt in the U.S. While its shares performed well earlier in the year, it experienced a setback given a longer-than-expected lag in leasing some of its properties. Diamondrock Hospitality has changed its strategy from focusing on core urban hotels to more luxury hotels. Its shares declined amid investors’ concerns over a potential slowdown in revenue per available room (RevPAR) should economic growth in the U.S. moderate. Shares of Alexandria Real Estate Equities experienced a modest decline over the reporting period. However, there was no company-specific news triggering the weakness, and we maintain our favorable view on the company.

The Fund’s underweight allocation to the self-storage sector bolstered the performance relative to the benchmark for the reporting period. An increase in new supply has led to decelerating growth rental growth in the sector. Therefore, the Fund’s

*	Intrinsic value is the perceived or calculated value of a company, including tangible and intangible factors, and may differ from the current market value.

2018 Annual Report	9

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

underweight position in self-storage had a positive impact on relative performance. At the stock level, Simon Property Group, Inc., Welltower, Inc. and Realty Income Corp. were the most notable contributors the Fund’s relative performance. Simon Property Group is the largest shopping mall operator in the U.S. Mall REITs in general have been out of favor as traditional brick and mortar retailers are experiencing structural pressures from online retailers. However, the share price of Simon Property Group rallied sharply over this period, as investors appeared to take a favorable view of the locations of the company’s properties and its strong operations relative to those of its peers. Additionally, we believe that the company’s strong balance sheet provides it with the ability to refresh dormant spaces to generate future rents. Welltower is a healthcare REIT that benefited over the period from investors’ preference for more defensive REITs. Welltower’s senior housing properties are also outpacing their peers in terms of occupancy rates and profitability. Furthermore, the company’s investments in post-acute care facilities have generated attractive returns, in our view. Realty Income Corp. is other defensive REIT. Shares of the company performed well during the reporting period due to its relatively attractive monthly dividend and its strong free cash-flow that enables the company to find sources for new deals.

As we near the end of 2018, we remain cautious on the growing divergences across global markets, with strength in U.S. macroeconomic data contrasting with slowing growth across other economies and markets. With the U.S. economy gradually moving closer towards full capacity, the Federal Reserve maintains its monetary policy tightening stance and is expected to continue to raise interest rates into 2019. In Asia, China continues to balance further trade- related responses towards the U.S. with managing and maintaining its closely monitored economic growth rates. When combined with the potential for further political volatility as the Italian government tests the limits of the European Union relationship and the rapidly approaching sharp end of the Brexit negotiations, we believe that there likely will be further pockets of market volatility into the end of the year. In this uncertain environment, we remain committed to finding companies that we believe have strong and sustainable business models and management teams with a conservative mindset toward balance-sheet structure.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investments in real estate securities may involve greater risk and volatility including greater exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates, tax and other laws. A REIT’s share price may decline because of adverse developments affecting the real estate industry. Concentrating investments in one sector subjects the Fund to more volatility and greater risk of loss than more diverse funds.

Dividends are not guaranteed and a company’s future ability to pay dividends may be limited.

The Fund may invest in preferred stocks and convertible securities. The values of such securities typically have an inverse relationship with changes in the prevailing interest rate.

Securities with longer maturities generally involve a greater risk of fluctuations in the value resulting from changes in interest rates.

Equity securities of small- and mid-cap companies carry greater risk, and more volatility than equity securities of larger, more established companies.

The Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

Please read the prospectus for more detailed information regarding these and other risks.

10	Annual Report 2018

Aberdeen Realty Income & Growth Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2018)		1 Yr.	5 Yr.	10 Yr.	Inception[4]
Class A	w/o SC	-1.35%	7.97%	N/A	9.23%
	w/SC2	-7.03%	6.70%	N/A	8.29%
Institutional Class[3]	w/o SC	-1.15%	8.25%	13.63%	10.31%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to May 7, 2018 reflect the performance of a predecessor fund (the “Predecessor Fund”). Returns of the Predecessor Fund have not been adjusted to reflect the expenses applicable to the respective classes. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	Not subject to any sales charges.
4	Predecessor Fund commenced operations on December 29, 1998. The first offering of Class A shares was December 30, 2011.

Performance of a $1,000,000 Investment* (as of October 31, 2018)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen International Real Estate Equity Fund, the Morgan Stanley Capital International (MSCI) US REIT Index, the S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2018. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

MSCI US REIT Index is a gross, total return, free float-adjusted market capitalization index that is comprised of equity REITs. The index is based on MSCI USA Investable Market Index (IMI) its parent index which captures large, mid and small caps securities. With 144 constituents, it represents about 99% of the US REIT universe and securities are classified in the REIT sector according to the Global Industry Classification Standard (GICS®). However, it excludes Mortgage REIT and selected Specialized REITs. This index reinvests as much as possible of a company’s dividend distributions. The reinvested amount is equal to the total dividend amount distributed to persons residing in the country of the dividend-paying company. Gross total return indexes do not, however, include any tax credits.

The S&P 500® Index represents large-cap U.S. equities. The index includes 500 leading companies and captures approximately 80% coverage of available U.S. market capitalization.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

2018 Annual Report	11

Aberdeen Realty Income & Growth Fund (Unaudited) (concluded)

Portfolio Summary (as a percentage of net assets)

October 31, 2018 (Unaudited)

Asset Allocation
Common Stocks	98.8%
Short-Term Investment	1.3%
Liabilities in Excess of Other Assets	(0.1)%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 11 sectors, 24 industry groups, 69 industries and 158 sub-industries.

Top Sectors
Real Estate	96.6%
Consumer Discretionary	1.7%
Financials	0.5%
Other	1.2%
100.0%

Top Holdings*
Prologis, Inc., REIT	6.8%
Simon Property Group, Inc., REIT	5.2%
AvalonBay Communities, Inc., REIT	5.1%
Digital Realty Trust, Inc., REIT	4.3%
Welltower, Inc., REIT	4.2%
Equinix, Inc., REIT	4.0%
Ventas, Inc., REIT	3.7%
Alexandria Real Estate Equities, Inc., REIT	3.1%
Realty Income Corp., REIT	3.0%
Equity LifeStyle Properties, Inc., REIT	2.9%
Other	57.7%
100.0%

*	For the purpose of listing top holdings, Short-Term Investments are included as part of Other.

Top Countries
United States	100.1%
Other	(0.1)%
100.0%

12	Annual Report 2018

Statement of Investments

October 31, 2018

Aberdeen Realty Income & Growth Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.8%)
Diversified REITs (3.3%)
STORE Capital Corp.	49,884	$1,448,133
VEREIT, Inc.	179,773	1,317,736
		2,765,869
Health Care REITs (12.6%)
Medical Properties Trust, Inc. (a)	96,142	1,428,670
Omega Healthcare Investors, Inc.	42,440	1,415,374
Sabra Health Care REIT, Inc. (a)	49,950	1,081,417
Ventas, Inc.	54,859	3,184,016
Welltower, Inc.	54,742	3,616,804
		10,726,281
Hotel & Resort REITs (4.8%)
DiamondRock Hospitality Co. (a)	70,060	732,127
Host Hotels & Resorts, Inc. (a)	94,719	1,810,080
Park Hotels & Resorts, Inc. (a)	27,214	791,111
Pebblebrook Hotel Trust	22,086	744,519
		4,077,837
Hotels, Resorts & Cruise Lines (1.7%)
Hilton Worldwide Holdings, Inc.	8,871	631,349
Hyatt Hotels Corp., Class A	11,429	790,887
		1,422,236
Industrial REITs (11.2%)
Duke Realty Corp.	73,418	2,024,134
Prologis, Inc.	89,544	5,772,902
STAG Industrial, Inc.	33,377	883,156
Terreno Realty Corp.	24,075	901,127
		9,581,319
Mortgage REITs (0.5%)
Starwood Property Trust, Inc.	20,000	434,400
Office REITs (14.3%)
Alexandria Real Estate Equities, Inc.	21,592	2,639,190
Brandywine Realty Trust	40,802	573,676
Douglas Emmett, Inc.	41,842	1,514,262
Highwoods Properties, Inc.	47,102	2,008,429
Hudson Pacific Properties, Inc.	30,457	922,847
JBG SMITH Properties	23,058	864,214
SL Green Realty Corp.	17,909	1,634,375
Vornado Realty Trust	30,322	2,064,322
		12,221,315
Residential REITs (17.2%)
AvalonBay Communities, Inc. (c)	24,620	4,317,856
Camden Property Trust	14,972	1,351,522
Equity LifeStyle Properties, Inc.	26,086	2,470,083
Equity Residential	17,605	1,143,621
Essex Property Trust, Inc.	8,469	2,123,856
Invitation Homes, Inc. (a)	49,885	1,091,484
Mid-America Apartment Communities, Inc.	22,202	2,169,357
		14,667,779
Retail REITs (17.4%)
Brixmor Property Group, Inc.	65,917	1,067,856
Federal Realty Investment Trust (a)	12,100	1,501,005
Macerich Co. (The) (a)	25,628	1,322,917
National Retail Properties, Inc.	30,019	1,403,388
Realty Income Corp.	42,278	2,548,095
Regency Centers Corp.	28,300	1,793,088
Simon Property Group, Inc. (a)	24,143	4,430,724
SITE Centers Corp.	64,426	800,815
		14,867,888
Specialized REITs (15.8%)
American Tower Corp.	9,297	1,448,566
CoreSite Realty Corp.	12,153	1,140,681
Digital Realty Trust, Inc.	35,663	3,682,561
Equinix, Inc.	9,026	3,418,507
Extra Space Storage, Inc. (a)	20,218	1,820,833
Public Storage (a)	9,716	1,996,347
		13,507,495
Total Common Stocks		84,272,419
SHORT-TERM INVESTMENT (1.3%)
State Street Institutional U.S. Government Money Market Fund, Premier Class, 2.09% (b)	1,158,549	1,158,549
Total Short-Term Investment		1,158,549
Total Investments (Cost $59,609,167) (d)—100.1%		85,430,968

Liabilities in Excess of Other Assets—(0.1)%		(107,071)
Net Assets—100.0%		$85,323,897

(a)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,887,796. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers. See Note 2(j) for additional information.
(b)	Registered investment company advised by State Street Global Advisors. The rate shown is the current yield as of October 31, 2018.
(c)	All or a portion of the security has been designated as collateral for the line of credit.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/(depreciation) of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2018 Annual Report	13

Statements of Assets and Liabilities

October 31, 2018

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
Assets:
Investments, at value	$95,874,762	$84,272,419
Short-term investments, at value	2,516,966	1,158,549
Receivable for investments sold	1,244,430	–
Interest and dividends receivable	252,492	57,558
Receivable from Adviser	3,239	33,783
Receivable for capital shares issued	134	354
Tax reclaim receivable	44,857	–
Securities lending income receivable	69	863

Total assets	99,936,949	85,523,526

Liabilities:
Payable for investments purchased	2,179,156	–
Unrealized depreciation on forward foreign currency exchange contracts	1,080	–
Payable for capital shares redeemed	10,076	41,899
Accrued expenses and other payables:
Investment advisory fees	85,208	72,762
Audit fees	43,250	37,250
Fund accounting fees	20,085	5,992
Administration fees	6,238	5,121
Transfer agent fees	6,143	4,709
Sub-transfer agent and administrative services fees	3,629	5,215
Custodian fees	3,961	3,049
Legal fees	1,461	1,251
Distribution fees	175	1,358
Other	5,487	21,023

Total liabilities	2,365,949	199,629

Net Assets	$97,571,000	$85,323,897

Cost:
Investments	$118,966,135	$58,450,618
Short-term investment	2,516,966	1,158,549
Represented by:
Capital	$249,513,352	$36,130,037
Distributable earnings (accumulated loss)	(151,942,352)	49,193,860

Net Assets	$97,571,000	$85,323,897

Net Assets:
Class A Shares	$135,130	$1,751,078
Institutional Class Shares	97,435,870	83,572,819

Total	$97,571,000	$85,323,897

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	6,750	81,904
Institutional Class Shares	4,831,519	3,902,883

Total	4,838,269	3,984,787

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$20.02	$21.38
Institutional Class Shares	$20.17	$21.41
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$21.24	$22.68
Maximum Sales Charge:
Class A Shares	5.75%	5.75%

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

14	Annual Report 2018

Statements of Operations

For the Year Ended October 31, 2018

	Aberdeen International Real Estate Equity Fund	Aberdeen Realty Income & Growth Fund
INVESTMENT INCOME:
Dividend income	$2,908,417	$3,430,617
Interest income	28,536	7,520
Securities lending income, net	69	863
Foreign tax withholding	(266,863)	–
Other income	559	15

Total Income	2,670,718	3,439,015

EXPENSES:
Investment advisory fees	1,176,451	965,941
Administration fees	57,434	47,070
Distribution fees Class A	387	4,027
Sub-transfer agent and administrative service fees Institutional Class	21,412	25,791
Sub-transfer agent and administrative service fees Class A	74	726
Fund accounting fees	67,651	11,207
Transfer agent fees	97,236	98,103
Trustee fees	7,826	6,477
Legal fees	20,566	14,708
Compliance fees	4,931	4,026
Printing fees	28,914	25,694
Custodian fees	11,329	9,412
Registration and filing fees	36,613	35,600
Audit fees	53,983	39,234
Other	26,939	19,153

Total expenses before reimbursed/waived expenses	1,611,746	1,307,169
Interest expense (Note 9)	21,355	96,697

Total operating expenses before reimbursed/waived expenses	1,633,101	1,403,866
Expenses waived by investment adviser	(11,346)	(337,200)

Net expenses	1,621,755	1,066,666

Net Investment Income	1,048,963	2,372,349

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain from investment transactions	2,229,579	30,573,968
Realized gain/(loss) on forward foreign currency exchange contracts	(548,659)	–
Realized gain/(loss) on foreign currency transactions	(186,819)	(221)

Net realized gain from investments and foreign currency transactions	1,494,101	30,573,747

Net change in unrealized appreciation/(depreciation) on investment transactions	(13,719,866)	(34,551,996)
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange rate contracts	64,765	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	10,887	258

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(13,644,214)	(34,551,738)

Net realized/unrealized (loss) from investments and foreign currency transactions	(12,150,113)	(3,977,991)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,101,150)	$(1,605,642)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2018 Annual Report	15

Statements of Changes in Net Assets

	Aberdeen International Real Estate Equity Fund		Aberdeen Realty Income & Growth Fund
	Year Ended October 31, 2018	Year Ended October 31, 2017	Year Ended October 31, 2018	Year Ended October 31, 2017

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,048,963	$1,048,881	$2,372,349	$1,019,244
Net realized gain/(loss) from investments and foreign currency transactions	1,494,101	(16,161,550)	30,573,747	5,174,337
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(13,644,214)	33,828,367	(34,551,738)	4,003,160

Changes in net assets resulting from operations	(11,101,150)	18,715,698	(1,605,642)	10,196,741

Distributions to Shareholders (a):
Class A	(3,094)	–	(91,425)	(163,119)
Institutional Class	(2,701,730)	(147,213)	(5,947,732)	(5,815,679)

Change in net assets from shareholder distributions	(2,704,824)	(147,213)	(6,039,157)	(5,978,798)

Change in net assets from capital transactions	(6,283,180)	(8,777,434)	(15,638,364)	(6,333,991)

Change in net assets	(20,089,154)	9,791,051	(23,283,163)	(2,116,048)

Net Assets:
Beginning of year	117,660,154	107,869,103	108,607,060	110,723,108

End of year	$97,571,000	$117,660,154	$85,323,897	$108,607,060

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$9,729	$27,435	$445,986	$744,572
Dividends reinvested	3,094	–	52,627	69,641
Cost of shares redeemed	(34,914)	–	(194,800)	(2,173,856)

Total Class A	(22,091)	27,435	303,813	(1,359,643)

Institutional Class Shares
Proceeds from shares issued	1,013,783	746,617	2,502,072	2,938,713
Dividends reinvested	2,642,333	143,279	5,429,006	5,213,179
Cost of shares redeemed	(9,917,205)	(9,694,765)	(23,873,255)	(13,126,240)

Total Institutional Class	(6,261,089)	(8,804,869)	(15,942,177)	(4,974,348)

Change in net assets from capital transactions:	$(6,283,180)	$(8,777,434)	$(15,638,364)	$(6,333,991)

SHARE TRANSACTIONS:
Class A Shares
Issued	426	1,249	20,106	33,027
Reinvested	129	–	2,306	3,139
Redeemed	(1,524)	–	(8,758)	(95,029)

Total Class A Shares	(969)	1,249	13,654	(58,863)

Institutional Class Shares
Issued	41,694	34,526	114,349	128,813
Reinvested	109,453	7,699	240,591	232,165
Redeemed	(429,524)	(469,851)	(1,112,893)	(580,933)

Total Institutional Class Shares	(278,377)	(427,626)	(757,953)	(219,955)

Total change in shares:	(279,346)	(426,377)	(744,299)	(278,818)

(a)	Per Securities and Exchange Commission release #33-10532 “Disclosure Update and Simplification”, the Funds are no longer required to differentiate distributions from earnings as either from net investment income or net realized capital gains. Please see Note 7 for the fiscal year October 31, 2017 distribution designations.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

16	Annual Report 2018

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$22.82	$0.14	(e)	$(2.46)	$(2.32)	$(0.48)	$(0.48)	$0.00	(f)	$20.02
Year Ended October 31, 2017	19.33	0.02		3.47	3.49	–	–	0.00	(f)	22.82
Year Ended October 31, 2016	21.79	0.08		(1.12)	(1.04)	(1.42)	(1.42)	0.00	(f)	19.33
Year Ended October 31, 2015	23.75	1.34		(3.30)	(1.96)	–	–	0.00	(f)	21.79
Year Ended October 31, 2014	23.81	–	(f)	(0.06)	(0.06)	–	–	0.00	(f)	23.75
Institutional Class Shares
Year Ended October 31, 2018(d)	22.99	0.21	(e)	(2.49)	(2.28)	(0.54)	(0.54)	0.00	(f)	20.17
Year Ended October 31, 2017	19.46	0.20		3.36	3.56	(0.03)	(0.03)	0.00	(f)	22.99
Year Ended October 31, 2016	21.92	0.17		(1.16)	(0.99)	(1.47)	(1.47)	0.00	(f)	19.46
Year Ended October 31, 2015	23.84	1.48		(3.40)	(1.92)	–	–	0.00	(f)	21.92
Year Ended October 31, 2014	23.87	(0.09)		0.11	0.02	(0.05)	(0.05)	0.00	(f)	23.84

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

18	Annual Report 2018

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Real Estate Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

(10.52%)	$135	1.63	%(g)	1.67	%(g)	0.62%	89.59%
18.05%	176	1.61	%(g)	1.62	%(g)	0.75%	60.00%
(4.99%)	125	1.57	%(g)	1.60	%(g)	0.54%	33.00%
(8.25%)	132	1.68	%(g)	1.68	%(g)	6.00%	28.00%
(0.25%)	146	1.85	%(g)	1.85	%(g)	–%	23.00%

(10.35%)	97,453	1.38	%(g)	1.39	%(g)	0.89%	89.59%
18.36%	117,484	1.35	%(g)	1.37	%(g)	0.94%	60.00%
(4.70%)	107,744	1.34	%(g)	1.37	%(g)	0.75%	33.00%
(8.05%)	129,048	1.43	%(g)	1.43	%(g)	6.46%	28.00%
0.08%	169,226	1.60	%(g)	1.60	%(g)	0.23%	23.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Less than $0.005 per share.
(g)	Includes interest expense that amounts to 0.02%, less than 0.01%, less than 0.01%, 0.02% and 0.03% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

2018 Annual Report	19

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)		Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees		Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2018(d)	$22.93	$0.47	(e)	$(0.74)	$(0.27)	$(0.69)	$(0.59)	$(1.28)	$0.00	(e)	$21.38
Year Ended October 31, 2017	22.09	(0.41)		2.42	2.02	(0.70)	(0.47)	(1.17)	0.00	(e)	22.93
Year Ended October 31, 2016	21.97	0.45		0.63	1.08	(0.50)	(0.46)	(0.96)	0.00	(e)	22.09
Year Ended October 31, 2015	21.26	0.33		1.08	1.41	(0.43)	(0.27)	(0.70)	0.00	(e)	21.97
Year Ended October 31, 2014	18.16	0.46		3.34	3.80	(0.45)	(0.25)	(0.70)	0.00	(e)	21.26
Institutional Class Shares
Year Ended October 31, 2018(d)	22.97	0.54	(e)	(0.76)	(0.22)	(0.75)	(0.59)	(1.34)	0.00	(e)	21.41
Year Ended October 31, 2017	22.11	0.20		1.88	2.08	(0.75)	(0.47)	(1.22)	0.00	(e)	22.97
Year Ended October 31, 2016	22.00	0.49		0.64	1.13	(0.56)	(0.46)	(1.02)	0.00	(e)	22.11
Year Ended October 31, 2015	21.29	0.44		1.02	1.46	(0.48)	(0.27)	(0.75)	0.00	(e)	22.00
Year Ended October 31, 2014	18.17	0.52		3.35	3.87	(0.50)	(0.25)	(0.75)	0.00	(e)	21.29

(a)	Excludes sales charge.
(b)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(c)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(d)	Beginning with the year ended October 31, 2018, the Fund was audited by KPMG LLP. Previous years were audited by different independent registered public accounting firms.

Amounts listed as “-” are $0 or round to $0.

See accompanying Notes to Financial Statements.

20	Annual Report 2018

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Realty Income & Growth Fund (concluded)

	Ratios/Supplemental Data
Total Return (a)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (b)		Ratio of Net Investment Income to Average Net Assets	Portfolio Turnover (c)

(1.35%)	$1,751	1.34	%(f)	1.71	%(f)	2.16%	42.71%
9.37%	1,565	1.46	%(f)	1.65	%(f)	0.66%	7.00%
4.90%	2,807	1.58	%(f)	1.59	%(f)	2.07%	15.00%
6.72%	2,886	1.60	%(f)	1.60	%(f)	1.72%	32.00%
21.51%	2,441	1.67	%(f)	1.72	%(f)	2.42%	32.00%

(1.15%)	83,573	1.10	%(f)	1.45	%(f)	2.46%	42.71%
9.65%	107,042	1.21	%(f)	1.40	%(f)	0.92%	7.00%
5.15%	107,916	1.35	%(f)	1.36	%(f)	2.28%	15.00%
6.98%	112,927	1.35	%(f)	1.35	%(f)	2.00%	32.00%
21.90%	112,984	1.42	%(f)	1.47	%(f)	2.71%	32.00%

(e)	Net investment income/(loss) is based on average shares outstanding during the period.
(f)	Includes interest expense that amounts to 0.10%, 0.10%, 0.06%, 0.04% and 0.07% for Class A and Institutional Class for the years ended October 31, 2018, October 31, 2017, 0ctober 31, 2016, October 31, 2015 and October 31, 2014, respectively.

2018 Annual Report	21

Notes to Financial Statements

October 31, 2018

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2018, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2018, the Trust operated twenty five (25) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen International Real Estate Equity Fund (“International Real Estate Equity Fund”)
–	Aberdeen Realty Income & Growth Fund (“Realty Income & Growth Fund”)

On December 14, 2017, at a meeting of the board of trustees (the “Alpine Board”) of Alpine Equity Trust (the “Predecessor Trust”), the Alpine Board considered and unanimously approved an agreement and plan of reorganization with respect to the Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund (each, a “Predecessor Fund” and collectively, the “Predecessor Funds”) whereby each Predecessor Fund would participate in a reorganization that would allow it to continue to operate as a corresponding new series of Aberdeen Funds (the “Acquiring Funds”). Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) would serve as the investment adviser and Aberdeen Asset Managers Limited would serve as the subadviser to the Acquiring Funds. Following approval by shareholders each Predecessor Fund transferred all of its assets and liabilities as of the close of business May 4, 2018. The Predecessor Funds are the accounting and performance survivors of the reorganizations, and each Acquiring Fund adopted the corresponding Predecessor Fund’s performance history as of the close of business May 4, 2018; accordingly, information for the fiscal year ended October 31, 2018 includes the performance and accounting information of the Predecessor Funds.

The Acquiring Funds and corresponding Predecessor Funds are shown in the chart below.

Acquiring Fund	Corresponding Predecessor Fund
International Real Estate Equity Fund	Alpine International Real Estate Equity Fund, a series of Alpine Equity Trust
Realty Income & Growth Fund	Alpine Realty Income & Growth Fund, a series of Alpine Equity Trust

Prior to the close of business May 4, 2018, Alpine Woods Capital Investors, LLC (the “Predecessor Adviser”) had been the investment adviser of the Predecessor Funds.

2. Summary of Significant Accounting Policies

The Trust is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Funds’ Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. Under normal circumstances, the Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy

22	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. Open-end mutual funds are valued at the respective net asset value (“NAV”) as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board of Trustees of the Trust (the “Board”). If there are no current-day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, and the strategies employed by Aberdeen generally trade in round lot sizes. In certain circumstances, fixed income securities may be held or transactions may be conducted in smaller, “odd lot” sizes. Odd lots may trade at lower or, occasionally, higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Funds sweep available cash into the State Street Institutional U.S. Government Money Market Fund, which has elected to qualify as a “government money market fund” pursuant to Rule 2a-7 under the 1940 Act, and has an objective, which is not guaranteed, to maintain a $1.00 NAV. Generally, these investment types are categorized as Level 1 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by the Funds’ pricing committee (the “Pricing Committee”), taking into account the relevant factors and surrounding circumstances using Valuation and Liquidity Procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs.

2018 Annual Report	23

Notes to Financial Statements (continued)

October 31, 2018

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for identical investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

The following is a summary of the inputs used as of October 31, 2018 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
International Real Estate Equity Fund
Investments in Securities
Common Stocks	$29,137,637	$66,737,125	$0	$95,874,762
Short-Term Investment	2,516,966	–	–	2,516,966
Other Financial Instruments
Liabilities
Forward Foreign Currency Exchange Contracts	–	(1,080)	–	(1,080)

	31,654,603	66,736,045	–	98,390,648

Realty Income & Growth Fund
Investments in Securities
Common Stocks	84,272,419	–	–	84,272,419
Short-Term Investment	1,158,549	–	–	1,158,549

	85,430,968	–	–	85,430,968

The following table shows the valuation techniques and significant amounts of unobservable inputs used in the fair value measurement of the International Real Estate Equity Fund Level 3 investment, as of October 31, 2018:

Asset	Fair Value at 10/31/18 ($)	Significant Valuation Technique	Significant Unobservable Input	Range of Values	Weighted Average	Relationship Between Fair Value and Input: If Input Value Increases Then:
Common Stock*	$0	Market Approach	Liquidity Discount	100%	100%	Fair Value would Decrease
			Total Enterprise Value / Revenue	1.50x to 2.00x	1.75x	Fair Value would Increase
			Price/Book	0.70x - 1.10x	0.90x	Fair Value would Increase
		Income Approach	Adjusted Weighted Average Cost of Capital	16.0% - 18.0%	17.00%	Fair Value would Decrease

*	Represents a single security, as of October 31, 2018. As a result, the range of values and weighted average for each unobservable input refer to a single value.

24	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

The significant unobservable inputs used in the fair value measurement of common stock is liquidity discounts, total enterprise value/revenue, total enterprise value/earnings before interest & taxes, price/book, adjusted weighted average cost of capital. Other market indicators are also considered. Changes in any of those inputs would result in a lower or higher fair value measurement.

International Real Estate Equity Fund Rollforward of Level 3 Fair Value Measurement For the Year Ended October 31, 2018
Investments in Securities	Balance as of October 31, 2017	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Net Purchases	Net Sales	Net Transfers in to Level 3	Net Transfers out of Level 3	Balance as of October 31, 2018	Change in Unrealized Appreciation (Depreciation) from Investments Held at October 31, 2018
COMMON STOCK
India	$1,301,587	$–	$–	$(1,301,587)	$–	$–	$–	$–	$0	$(1,301,587)
TOTAL	$1,301,587	$–	$–	$(1,301,587)	$–	$–	$–	$–	$0	$(1,301,587)

b.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

c.	Foreign Currency Translation

Foreign securities, currency and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, at Valuation Time, as provided by an independent pricing service. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

d.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally a short-term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

e.	Derivative Financial Instruments

Certain Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation/(depreciation). Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the

2018 Annual Report	25

Notes to Financial Statements (continued)

October 31, 2018

Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Summary of Derivative Instruments

A Fund may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2018:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

The following is a summary of the fair value of derivative instruments, not accounted for as hedging instruments, as of October 31, 2018:

International Real Estate Equity Fund	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Forward foreign exchange contracts
(foreign exchange risk)	Unrealized appreciation on forward foreign currency exchange contracts	$–	Unrealized depreciation on forward foreign currency exchange contracts	$1,080
Total		$–		$1,080

A Fund may have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities as of October 31, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received (1)	Net Amount (3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged (1)	Net Amount (3)
	Assets				Liabilities

International Real Estate Equity Fund
Forward foreign currency (2)
Credit Agricole	$–	$–	$–	$–	$1,078	$–	$–	$1,078
Royal Bank of Canada	–	–	–	–	2	–	–	2

1.	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

26	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the fiscal year ended October 31, 2018:

Derivative Instrument Risk Type	Location on the Statement of Operations
Foreign Exchange Risk	Realized gain/(loss) on forward foreign currency exchange contracts
Net change in unrealized appreciation/(depreciation) on forward foreign currency exchange contracts

The following is a summary of the effect of derivative instruments on the Statement of Operations for the fiscal year ended October 31, 2018:

International Real Estate Equity Fund	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives

	Realized/Unrealized Gain/(Loss) from Forward Foreign Currency Exchange Contracts
Forward foreign exchange contracts
(foreign exchange risk)		$(548,659)	$64,765
Total		$(548,659)	$64,765

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the fiscal year ended October 31, 2018. The table below summarizes the weighted average values of derivatives holdings by the Funds during the fiscal year ended October 31, 2018.

Fund	Purchase Forward Foreign Currency Contracts (Average Notional Value)	Sale Forward Foreign Currency Contracts (Average Notional Value)
International Real Estate Equity Fund	$7,323,921	$17,944,753

f.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the average net asset value of that class’ shares in proportion to the average net assets of the relevant Fund when incurred. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

g.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Realty Income & Growth Fund. Distributions from net investment income, if any, are declared and paid annually for the International Real Estate Equity Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

2018 Annual Report	27

Notes to Financial Statements (continued)

October 31, 2018

h.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j.	Securities Lending

Through an agreement with BNP Paribas as the Lending Agent and State Street Bank and Trust Company (the Funds’ custodian), the Funds may lend their portfolio securities to brokers, dealers and other financial institutions that pay a negotiated fee in order to generate additional income. The Funds receive non-cash collateral in the form of U.S. Government Securities, with respect to each loan of U.S. securities, typically equal to at least 102% of the value of the portfolio securities loaned, and, with respect to each loan of non-U.S. securities, typically equal to at least 105% of the value of the portfolio securities loaned, and at all times thereafter shall require the borrower to mark to market such collateral on a daily basis so that the market value of such collateral does not fall below 100% of the market value of the portfolio securities so loaned.

The Funds continue to own the loaned securities. However, securities lending involves certain risks including the event of default or insolvency of the borrower and possible delays or restrictions upon a Fund’s ability to recover the loaned securities or dispose of the collateral for the loan. Securities on loan are noted within the Statement of Investments. Non-cash securities lending collateral held by the Lending Agent on behalf of the Funds cannot be sold or repledged by the Funds and, therefore, this amount is not presented on the Funds’ Statements of Investments.

At October 31, 2018, the market value of loaned securities and collateral received were as follows:

Fund	Value of Securities Loaned	Value of Cash Collateral	Value of Non-cash Collateral
Aberdeen International Real Estate Equity Fund	$1,023,530	$1,044,246	$–
Aberdeen Realty Income & Growth Fund	16,887,796	17,228,844	–

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen manages the Funds in accordance with the policies and procedures established by the Board.

28	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
International Real Estate Equity Fund*	On All Assets	1.00%
Realty Income & Growth Fund**	On assets up to $250 million	1.00%
	On assets of $250 million up to $750 million	0.95%
	On assets of $750 million up to $1 billion	0.90%
	On assets of $1 billion and more	0.80%

*	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine International Real Estate Equity Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on all assets.
**	Prior to May 7, 2018, pursuant to the prior advisory agreement with the Alpine Realty Income & Growth Fund, the Predecessor Adviser was entitled to an annual advisory fee of 1.00% on assets up to $250 million, 0.95% on assets between $250 million and $500 million, 0.90% on assets of between $750 million and $1 billion and 0.80% on assets in excess of $1 billion.

The Adviser has engaged the services of affiliate Aberdeen Asset Managers Limited (“AAML” or the “Subadviser”) as a subadviser pursuant to a subadvisory agreement. The Subadviser manages a portion of the Funds’ investments and has the responsibility for making all investment decisions for the portion of a Fund’s assets it manages. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadviser.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed in the tables below. The Expense Limitation Agreement may not be terminated before May 4, 2020 without the approval of the Trustees who are not “interested persons” of the Funds, as such term is defined by the 1940 Act (the “Independent Trustees”). The Expense Limitation Agreement excludes certain expenses, including any interest, brokerage commissions, acquired funds fees and expenses, and extraordinary expenses.

Fund	Class	Limit
International Real Estate Equity Fund*	Institutional	1.37%
	Class A	1.62%
Realty Income & Growth Fund**	Institutional	1.00%
	Class A	1.25%

*	Prior to May 7, 2018, there was no limit.
**	Prior to May 7, 2018, the limit was 1.25% for Class A and 1.00% for Institutional Class. Additionally, the Predecessor Adviser had contractually agreed to waive 0.05% of the advisory fee.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement as of a date not more than three years after the date when the Adviser limited the fees or reimbursed the expenses; provided that the following requirements are met: the reimbursements do not cause a class to exceed the lesser of the applicable expense limitation in the contract at the time the fees were limited or expenses are paid or the applicable expense limitation in effect at the time the expenses are being recouped by the Adviser, and the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2018, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements to Aberdeen for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2018 (Expires 10/31/21)
International Real Estate Equity Fund	$11,346
Realty Income & Growth Fund	160,149

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to

2018 Annual Report	29

Notes to Financial Statements (continued)

October 31, 2018

the Board. For services provided pursuant to the Fund Administration Agreement, the Trust pays Aberdeen an annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company (“State Street”) provides sub-administration services with respect to the Funds. Aberdeen pays State Street for such services.

Prior to May 7, 2018, State Street served as the custodian, fund accounting agent and administrator to the Predecessor Funds. Effective May 7, 2018, under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including oversight of the daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. In addition to the sub-administration services State Street provides to the Funds, State Street also provides custody and accounting services pursuant to a custodian agreement with the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate the Distributor, for expenses associated with the distribution-related and/or shareholder services provided by such entities. These fees are paid to the Distributor and are either kept or paid to shareholders’ financial advisors or other intermediaries for distribution and shareholder services. Although actual distribution expenses may be more or less, under the Plan, the Funds pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares
International Real Estate Equity Fund	0.25%
Realty Income & Growth Fund	0.25%

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of up to 1% imposed on certain redemptions of Class A shares of the Funds.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% For the fiscal year ended October 31, 2018, the Distributor retained commissions of $7,851 from front-end sales charges of Class A shares and $0 from CDSC fees from certain Class A shares of the Funds.

Prior to May 7, 2018, Quasar Distributors, LLC served as each Predecessor Fund’s distributor. Each of the Predecessor Funds had adopted a distribution and servicing plan (the “Quasar Plan”) for their Class A shares as allowed by Rule 12b-1 under the 1940 Act. The Quasar Plan authorized payments by the Predecessor Funds in connection with the distribution and servicing of their Class A shares at an annual rate, as determined from time to time by the Alpine Board, of up to 0.25% of the average daily net assets of the Class A shares of the Predecessor Funds. Amounts paid under the Quasar Plan by the Predecessor Funds could be spent by the Predecessor Funds on any activities or expenses primarily intended to result in the sale of Class A shares of the Predecessor Funds, including but not limited to advertising, compensation for sales and marketing activities of financial institutions and others such as dealers and distributors, shareholder account servicing, the printing and mailing of prospectuses to other than current shareholders and the printing and mailing of sales literature. The Alpine International Real Estate Equity Fund and Alpine Realty Income & Growth Fund incurred $201 and $1,963 respectively, pursuant to the Quasar Plan for the period from November 1, 2017 to May 4, 2018.

d.	Administrative Services Fees/Transfer Agent Out-of-Pocket Expenses

The Funds may pay and/or reimburse administrative services fees/transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds (sometimes referred to as “sub-transfer agency fees”), subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees. Sub-transfer agency fees generally include, but are not limited to, costs associated with omnibus accounting, recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

Class A and Institutional Class shares of the Funds pay for such services pursuant to an Administrative Services Plan adopted by the Board. Under the Administrative Services Plan, a Fund may pay a broker-dealer or other intermediary a maximum annual administrative services fee of 0.25% for Class A and Institutional Class shares. Under an amendment to the Administrative Services Plan that is in effect until at least

30	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

February 28, 2019, a Fund may pay a maximum of 0.15% for contracts with fees that are calculated as a percentage of Fund assets and a maximum of $16 per account for contracts with fees that are calculated on a dollar per account basis. Institutional Class shares may also pay for the services described above directly, as these classes are not subject to an Administrative Services Plan.

The aggregate amount of sub-transfer agent and administrative service fees paid during the fiscal year ended October 31, 2018 was as follows:

Fund	Class A	Institutional
International Real Estate Equity Fund	$74	$21,412
Realty Income & Growth Fund	726	25,791

e.	Purchase/Sale Transactions Between Affiliates

The Funds are permitted to buy or sell securities with funds that have a common investment adviser (or investment advisers which are affiliates) under specific procedures which have been approved by the Board of Trustees of the Trust. The procedures are designed to satisfy the requirements of Rule 17a-7 of the Investment Company Act of 1940 (“Rule 17a-7”). During the year ended October 31, 2018, the Funds did not engage in any of these trades.

4. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the fiscal year ended October 31, 2018, were as follows:

Fund	Purchases	Sales
International Real Estate Equity Fund	$107,433,918	$102,888,447
Realty Income & Growth Fund	42,572,137	66,924,088

5. Portfolio Investment Risks

a.	Concentration Risk

Each Fund’s strategy of concentrating in companies in a specific industry means that its performance will be closely tied to the performance of a particular market segment. Each Fund’s concentration in these companies may present more risks than if it were broadly diversified over numerous industries and sectors of the economy. A downturn in these companies would have a larger impact on the Fund than on a mutual fund that does not concentrate in such companies. At times, the performance of these companies will lag the performance of other industries or the broader market as a whole.

b.	Cybersecurity Risk

Cybersecurity incidents may allow an unauthorized party to gain access to Fund assets, customer data (including private shareholder information), or proprietary information, or cause the Fund, the Adviser and/or its service providers (including, but not limited to, Fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality.

c.	Dividend Strategy Risk

With respect to the Aberdeen Realty Income & Growth Fund, there is no guarantee that the issuers of the stocks held by the Fund will declare dividends in the future or that, if dividends are declared, they will remain at their current levels or increase over time. The Fund’s emphasis on dividend paying stocks could cause the Fund to underperform similar funds that invest without consideration of a company’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks may not participate in a broad market advance to the same degree as other stocks, and a sharp rise in interest rates or economic downturn could cause a company to unexpectedly reduce or eliminate its dividend. The Fund may hold securities for short periods of time related to the dividend payment periods and may experience loss during these periods.

d.	Emerging Markets Risk

This risk applies to the Aberdeen International Real Estate Equity Fund and is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

e.	Equity Securities Risk

The stock or other security of a company may not perform as well as expected, and may decrease in value, because of factors related to the company (such as poorer than expected earnings or certain management decisions) or to the industry in which the company is engaged (such as a reduction in the demand for products or services in a particular industry). Holders of common stock generally are subject to more

2018 Annual Report	31

Notes to Financial Statements (continued)

October 31, 2018

risks than holders of preferred stock or debt securities because the right to repayment of common stockholders’ claims is subordinated to that of preferred stock and debt securities upon the bankruptcy of the issuer.

f.	Extension Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

g.	Fixed Income Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. Fixed income securities are subject to, among other risks, credit risk, extension risk, issuer risk, interest rate risk, market risk and prepayment risk.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact a Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

i.	Foreign Securities Risk

Each Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which a Fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the Fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on Fund performance relative to a more geographically diversified fund.

j.	High-Yield Bonds and Other Lower-Rated Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

Illiquid securities are assets that a Fund reasonably expects cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the asset. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Illiquid securities and relatively less liquid securities may also be difficult to value. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

The Adviser employs procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of a Fund’s portfolio holdings. These procedures and tests take into account the Fund’s investment strategy and liquidity of portfolio investments during both normal and foreseeable stressed conditions, cash-flow projections during both normal and reasonable foreseeable stressed conditions, relevant market, trading and other factors, and monitor whether liquidity should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

l.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sales of portfolio securities necessary to cover the redemption request settle.

m.	Initial Public Offerings and Secondary Offerings Risk

Each Fund may invest a portion of its assets in shares of IPOs or secondary offerings of an issuer. IPOs and secondary offerings may have a magnified impact on the performance of a fund with a small asset base. The impact of IPOs and secondary offerings on a Fund’s

32	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

performance likely will decrease as the Fund’s asset size increases, which could reduce the Fund’s returns. IPOs and secondary offerings may not be consistently available to the Fund for investing. IPO and secondary offering shares frequently are volatile in price due to the absence of a prior public market, the small number of shares available for trading and limited information about the issuer. Therefore, the Fund may hold IPO and secondary offering shares for a very short period of time. This may increase the turnover of the Fund and may lead to increased expenses for the Fund, such as commissions and transaction costs. In addition, IPO and secondary offering shares can experience an immediate drop in value if the demand for the securities does not continue to support the offering price.

n.	Interest Rate Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. The Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. The Fund may be subject to a greater risk of rising interest rates due to the recent period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. A fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

o.	Issuer Risk

The value of a security may decline for reasons directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or service.

p.	Mid-Cap Securities Risk

Securities of medium sized companies tend to be more volatile and less liquid than securities of larger companies.

q.	Management Risk

Each Fund is subject to the risk that the Adviser may make poor security selections. The Adviser and its portfolio managers apply their own investment techniques and risk analyses in making investment decisions for a Fund and there can be no guarantee that these decisions will achieve the desired results for the Fund. In addition, the Adviser may select securities that underperform the relevant market or other funds with similar investment objectives and strategies. In addition, the Adviser’s judgment about the quality, relative yield or value of, or market trends affecting, a particular security or sector, or about interest rates generally, may be incorrect.

r.	Non-Diversified Fund Risk

The Aberdeen Realty Income & Growth Fund’s performance may be more volatile than a diversified fund because it may invest a greater percentage of its total assets in the securities of a single issuer.

s.	Prepayment Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

t.	REIT and Real Estate Risk

Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include: declines in the value of real estate; risks related to local economic conditions, overbuilding and increased competition; increases in property taxes and operating expenses; changes in zoning laws; casualty or condemnation losses; variations in rental income, neighborhood values or the appeal of properties to tenants; changes in interest rates and changes in general economic and market conditions. REITs’ share prices may decline because of adverse developments affecting the real estate industry including changes in interest rates. The returns from REITs may trail returns from the overall market. Additionally, there is always a risk that a given REIT will fail to qualify for favorable tax treatment. REITs may be leveraged, which increases risk. Certain REITs charge management fees, which may result in layering the management fee paid by the fund.

u.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

Real Estate Sector Risk. Each Fund concentrates its investments in the real estate industry. Please see “Concentration Risk” above for more information.

2018 Annual Report	33

Notes to Financial Statements (continued)

October 31, 2018

v.	Small-Cap Securities Risk

Securities of smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

w.	Valuation Risk

The price that a Fund could receive upon the sale of any particular portfolio investment may differ from the Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation methodology or a price provided by an independent pricing service. As a result, the price received upon the sale of an investment may be less than the value ascribed by the Fund, and the Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. The Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third-party service providers.

x.	Variable and Floating Rate Securities Risk

This risk applies to the Aberdeen Realty Income & Growth Fund. For floating and variable rate obligations, there may be a lag between an actual change in the underlying interest rate benchmark and the reset time for an interest payment of such an obligation, which could harm or benefit the Fund, depending on the interest rate environment or other circumstances. Variable rate demand obligations (“VRDOs”) are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

Please read the prospectus for more detailed information regarding these and other risks.

6. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

7. Tax Information

At October 31, 2017 the breakdown of distributions per class from net investment income and from net realized gains were as follows:

	Distributions from Net Income		Distributions from Net Realized Gains
Fund	Class A	Institutional Class	Class A	Institutional Class
International Real Estate Equity Fund	$–	$(147,213)	$–	$–
Realty Income & Growth Fund	(96,932)	(3,556,314)	(66,187)	(2,259,365)

As of October 31, 2018, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation/ (Depreciation)
International Real Estate Equity Fund	$122,544,742	$4,830,009	$(28,983,967)	$(24,153,958)
Realty Income & Growth Fund	61,257,313	25,582,334	(1,408,679)	24,173,655

The tax character of distributions paid during the fiscal year ended October 31, 2018 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$2,704,824	$–	$2,704,824	$–	$–	$2,704,824
Realty Income & Growth Fund	2,406,807	3,632,350	6,039,157	–	–	6,039,157

The tax character of distributions paid during the fiscal year ended October 31, 2017 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

34	Annual Report 2018

Notes to Financial Statements (continued)

October 31, 2018

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
International Real Estate Equity Fund	$147,213	$–	$147,213	$–	$–	$147,213
Realty Income & Growth Fund	1,971,942	4,006,856	5,978,798	–	–	5,978,798

As of October 31, 2018, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ (Depreciation)*	Accumulated Capital and Other Losses**	Total Accumulated Earnings/ (Deficit)
International Real Estate Equity Fund	$–	$3,282,737	$–	$–	$–	$–	$–	$(24,156,671)	$(131,068,418)	$(151,942,352)
Realty Income & Growth Fund	–	–	25,020,208	–	–	–	–	24,173,652	–	49,193,860

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.
**	As of October 31, 2018, for Federal income tax purposes, these Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations.

As of October 31, 2018, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund.

Fund	Amount	Expires
International Real Estate Equity	$63,938,162	2019 (Short-Term)
International Real Estate Equity	$706,772	Unlimited (Short-Term)
International Real Estate Equity	$66,423,484	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law. The Predecessor Funds were similarly permitted to carry forward capital losses incurrent in taxable years beginning after December 22, 2010 under the Regulated Investment Company Modernization Act of 2010.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency gain/(loss), litigation reclassification, non-taxable adjustment to income and non-deductible excise tax, and passive foreign investment company gain/(loss). These reclassifications have no effect on net assets or NAVs per share.

Fund	Paid-in Capital	Distributable Earnings/ (Accumulated Loss)
International Real Estate Equity Fund	$(65,121,028)	$65,121,028
Realty Income & Growth Fund	2,811,749	(2,811,749)

8. Significant Shareholders

As of October 31, 2018, the Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
International Real Estate Equity Fund	76.0%	3
Realty Income & Growth Fund	48.6	4

2018 Annual Report	35

Notes to Financial Statements (concluded)

October 31, 2018

9. Line of Credit

The Trust, on behalf of each of the funds of the Trust (including the Funds) (the “Borrowers”), has entered into an agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”), subject to annual renewal. The Agreement provides for a revolving credit facility (the “Credit Facility”) in the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect on that day (not less than zero) plus 1.25% or (b) the One-Month London Interbank Offered Rate as in effect on that day (not less than zero) plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.25% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year ended October 31, 2018, the following table shows the average outstanding daily balance of the days the Fund utilized the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year ended October 31, 2018.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
International Real Estate Equity Fund*	$895,665	3.34%	14
Realty Income & Growth Fund*	365,157	3.29%	11

*	Prior to May 7, 2018, the Predecessor Funds had entered into a lending agreement with BNP Paribas (the “BNPP NY Agreement”). The amounts in the above table reflect the time period May 7, 2018 to October 31, 2018 and the terms of the State Street Agreement in effect at the time.

10. Recent Accounting Pronouncements

On August 17, 2018, the SEC voted to adopt amendments to certain of its disclosure requirements that have become redundant, duplicative, overlapping, outdated, or superseded, in light of other SEC disclosure requirements, U.S. GAAP, or changes in the information environment. The SEC will also be referring certain SEC disclosure requirements that overlap with, but require information incremental to, U.S. GAAP to the FASB for potential incorporation into U.S. GAAP. The amendments are intended to facilitate the disclosure of information to investors and simplify compliance without significantly altering the total mix of information provided to investors. The amendments became effective November 5, 2018.

On August 28, 2018, the FASB issued Accounting Standards Update (ASU) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair Value Measurement. ASU 2018-13 includes removals, additions and modifications to the disclosure requirements for fair value measurements that are intended to improve the effectiveness of disclosures in the notes to financial statements. The amendments in ASU 2018-13 are effective for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt any removed or modified disclosures upon issuance of this ASU and delay adoption of the additional disclosures until their effective date. Aberdeen has evaluated ASU 2018-13 and determined that there is no significant impact on the Trust’s financial statements. Aberdeen has early adopted the following ASU 2018-13 guidance in the Trust’s financial statements pertaining to the removal of (i) the amount of and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy and (ii) the policy for timing of transfers between levels.

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2018.

36	Annual Report 2018

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Aberdeen Funds:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of the Aberdeen International Real Estate Equity Fund and the Aberdeen Realty Income & Growth Fund, two of the funds comprising Aberdeen Funds (the Funds), including the statements of investments, as of October 31, 2018, the related statements of operations for the year then ended, the statements of changes in net assets for the year then ended, and the related notes (collectively, the financial statements) and the financial highlights for the year then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of October 31, 2018, the results of their operations for the year then ended, the changes in their net assets for the year then ended, and the financial highlights for the year then ended, in conformity with U.S. generally accepted accounting principles. The statement of changes in net assets for the year ended October 31, 2017 and the financial highlights for each of the years in the three-year period ended October 31, 2017 were audited by other independent registered public accountants whose report, dated December 22, 2017, expressed an unqualified opinion on those changes in net assets and financial highlights. The financial highlights for the year ended October 31, 2014 were audited by other independent registered public accountants whose report, dated December 29, 2014, expressed an unqualified opinion on those financial highlights.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2018, by correspondence with the custodian, brokers, or by other appropriate auditing procedures when replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Aberdeen investment companies since 2009.

Philadelphia, Pennsylvania

December 27, 2018

2018 Annual Report	37

Other Tax Information (Unaudited)

For the period ended October 31, 2018, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2018 Form 1099-DIV.

For the year ended October 31, 2018, the following Funds paid qualified dividend income as follows:

Fund	Qualified Dividend Income
International Real Estate Equity Fund	50.45%
Realty Income & Growth Fund	0.46%

For the taxable year ended October 31, 2018, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
International Real Estate Equity Fund	14.29%
Realty Income & Growth Fund	0.44%

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2018. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2018) were as follows:

Fund	Foreign Tax
International Real Estate Equity Fund	$0.0537

38	Annual Report 2018

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2018 and continued to hold your shares at the end of the reporting period, October 31, 2018.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2018	Actual Ending Account Value, October 31, 2018	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
International Real Estate Equity Fund	Class A	$1,000.00	$835.90	$1,016.94	$7.59	$8.34	1.64%
	Institutional Class	$1,000.00	$836.90	$1,018.25	$6.39	$7.02	1.38%
Realty Income & Growth Fund	Class A	$1,000.00	$1,031.20	$1,018.90	$6.40	$6.36	1.25%
	Institutional Class	$1,000.00	$1,032.30	$1,020.16	$5.12	$5.09	1.00%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

2018 Annual Report	39

Management of the Funds (Unaudited)

As of October 31, 2018

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are not interested persons (as defined in the 1940 Act) of the trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of over 40 years standing. As a member of the UK House of Commons, he served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as an independent director of Bionik Laboratories Corp., a US healthcare company, specializing in stroke rehabilitation using robotic devices. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc., Chairman of the Board of Directors of Aberdeen Asia-Pacific Income Fund, Inc. Chairman of the Board of Directors of Aberdeen Global Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Total Dynamic Dividend Fund, Chairman of the Board of Directors of Aberdeen Global Premier Properties Fund, Chairman of the Board of Directors of Aberdeen Income Credit Strategies Fund and a Director of Aberdeen Australia Equity Fund, Inc. He previously served as Independent Chairman of UK companies, Crescent OTC Ltd (pharmaceutical services) until February 2018; and fluidOil Ltd. (oil services) until June 2018; U.S. company Rejuvenan llc (wellbeing services) until September 2017 and as chairman of UK company, Ultrasis plc (healthcare software services company) until October 2014.	32	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	28	None.
Rahn K. Porter**** Year of Birth: 1954	Trustee since September 2016	Mr. Porter has been the Chief Financial Officer of The Colorado Health Foundation since 2013. Previously, he was the Interim Chief Executive Officer of the Colorado Health Foundation from 2014 to 2015 and was Senior Vice President and Treasurer, Qwest Communications International Inc. (telecommunications) from 2008 to 2011.	27	Director, CenturyLink Investment Management Company, since 2006; Director, BlackRidge Financial Inc., since March, 2005.

40	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Steven N. Rappaport**** Year of Birth: 1948	Trustee since September 2016	Mr. Rappaport has been a Partner of Lehigh Court, LLC (private investment firm) and RZ Capital LLC (private investment firm) since 2004.	26	Director of iCAD, Inc., since 2006; Director of Credit Suisse Funds (9) since 1999; Director of Credit Suisse Asset Management Income Fund, Inc. since 2005 and Director of Credit Suisse High Yield Bond Fund, Inc. since 2005.
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks was a Director and Founding Partner of Toron AMI International Asset Management (investment management) from 1988 to 2015. He is currently a Director of Aberdeen Asia-Pacific Income Fund Inc., Aberdeen Global Income Fund Inc., Aberdeen Australia Equity Fund Inc. and Tricon Capital Group Inc.	28	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. He has been a Director of Aberdeen Asia-Pacific Income Investment Company Limited (Canadian investment fund) since 1993. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	26	None.

2018 Annual Report	41

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees who are interested persons (as defined in the 1940 Act) of the trust (“Interested Trustees”)
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Martin is the Co-Chief Executive of Standard Life Aberdeen PLC, the company formed as a result of the merger between Aberdeen Asset Management PLC and Standard Life plc in August 2017. Prior to this, Martin was a co-founder and the Chief Executive of Aberdeen Asset Management, which was established as a dedicated asset manager in 1983.	32	Chairman, Prudential Regulation Authority’s Practitioner Panel, Director, Institute of International Finance, Non-Executive Director, Glencore plc

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust, which currently consists of 25 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds, which currently consists of 4 portfolios, and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

42	Annual Report 2018

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Chairman- Americas for Standard Life Aberdeen plc (2018-present). Mr. Hendry was Chief Executive Officer–Americas for Aberdeen Asset Management PLC (2014-2018) and Chief Operating Officer for Hansberger Global Investors (2008-2014).
Jeffrey Cotton** Aberdeen Asset Managers Limited 6 St Andrew Square Edinburgh EH2 2AH Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Interim Global Head of Conduct & Compliance for Standard Life Aberdeen plc. Mr. Cotton is also Vice President of Aberdeen Fund Distributors LLC. Mr. Cotton joined Aberdeen in 2010.
Joseph Andolina** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President–Compliance (Since March 2017)	Currently, Head of Conduct & Compliance–Americas/Deputy Chief Risk Officer for Aberdeen Asset Management Inc. Prior to joining the Compliance Department, he was a member of Aberdeen’s Legal Department, where he served as U.S. Counsel and worked primarily on matters relating to Aberdeen’s registered funds.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Operations, Traditional Assets–Americas for Aberdeen Asset Management Inc. (since 2009).
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–Americas for Aberdeen Asset Management Inc., overseeing Product Management and Product Development for Aberdeen’s registered and unregistered investment companies in the U.S. and Canada. Mr. Goodson is Director and Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.

2018 Annual Report	43

Management of the Funds (Unaudited) (continued)

As of October 31, 2018

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Adam McCabe** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income. Mr. McCabe joined Aberdeen Asset Management via the acquisition of certain asset management businesses from Credit Suisse in 2009.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Head of Legal–Americas for Aberdeen Asset Management Inc. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Standard Investments (Asia) Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Standard Investments (Asia) Limited (since 1991) and member of the Executive Management Committee and Director of Standard Life Aberdeen plc (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Ben Moser** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1979	Vice President (Since September 2018)	Currently, Head of Investor Services–US. Mr. Moser joined Aberdeen Asset Management in July 2008.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–U.S. for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008.
Eric Olsen** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–U.S. for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013.
Andrew Kim** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1983	Assistant Secretary (Since March 2017)	Currently, Senior Product Manager. Mr. Kim joined Aberdeen Asset Management Inc. in August 2013.
Stephen Varga** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1985	Assistant Secretary (Since March 2017)	Currently, Product Manager. Mr. Varga joined Aberdeen Asset Management Inc. in 2011.

44	Annual Report 2018

Management of the Funds (Unaudited) (concluded)

As of October 31, 2018

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. Andolina, Mr. Moser, Mr. Olsen, Mr. O’Neill, Mr. Kim and Mr. Varga hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Inc., Aberdeen Emerging Markets Equity Income Fund, Inc., The India Fund, Inc., Aberdeen Japan Equity Fund, Inc., Aberdeen Income Credit Strategies Fund, Aberdeen Global Dynamic Dividend Fund, Aberdeen Total Dynamic Dividend Fund, Aberdeen Global Premier Properties Fund, Aberdeen Investment Funds (consisting of 4 portfolios) and Aberdeen Standard Investments ETFs, which currently consists of 5 portfolios, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2018 Annual Report	45

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

Rahn K. Porter

Steven N. Rappaport

Peter D. Sacks

Warren C. Smith

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Joseph Andolina, Vice President - Compliance

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Ben Moser, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Andrew Kim, Assistant Secretary

Stephen Varga, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

DST Asset Manager Solutions, Inc.

333 West 11th Street

Kansas City, MO 64105

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0390-AR

Item 2. Code of Ethics.

(a) As of October 31, 2018, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) There have been no amendments during the period covered by this report to a provision of the Code of Ethics.

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “audit committee financial expert” serving on its Audit Committee. Mr. Rahn K. Porter is the “audit committee financial expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2018	$730,734	$0	$199,730	$0

October 31, 2017	$509,550	$0	$147,000	$0

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render

“permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2018 and October 31, 2017 and were $946,335 and $803,351, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 7, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Bev Hendry
Bev Hendry
Principal Executive Officer
Aberdeen Funds

Date: January 7, 2019

By:	/s/ Andrea Melia
Andrea Melia
Principal Financial Officer
Aberdeen Funds

Date: January 7, 2019